         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
U.S. SECURITIES AND AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON
                                AUGUST 18, 2006
                                           Registration No. 333-74295; 811-09253
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                ---------------
                                   FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [ ]

PRE-EFFECTIVE AMENDMENT NO.                                                [ ]
                           --

POST-EFFECTIVE AMENDMENT NO. 97                                            [x]

                                      And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [ ]

AMENDMENT NO. 98                                                           [x]

                                ---------------
                            WELLS FARGO FUNDS TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                               525 MARKET STREET
                            SAN FRANCISCO, CA 94105
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                ---------------
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 643-9691
                                C. DAVID MESSMAN
                       WELLS FARGO FUNDS MANAGEMENT, LLC
                         525 MARKET STREET, 12TH FLOOR
                            SAN FRANCISCO, CA 94105
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                WITH A COPY TO:

                             MARCO E. ADELFIO, ESQ.
                            MORRISON & FOERSTER LLP
                          2000 PENNSYLVANIA AVE., N.W.
                             WASHINGTON, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):
   Immediately upon filing pursuant to Rule 485(b), or

[ ]   60 days after filing pursuant to Rule 485(a)(1), or

[x]   on November 1, 2006, pursuant to Rule 485(a)(1)

[ ]   75 days after filing pursuant to Rule 485(a)(2), or

[ ]   on [date], pursuant to Rule 485(a)(2)

If appropriate, check the following box:

[ ]   this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanation Note: This Post-Effective Amendment No. 97 to the Registration Statement of Wells Fargo Funds Trust (the "Trust") is being filed primarily to introduce certain material changes to the structure of the prospectuses to be utilized for the Wells Fargo Advantage Funds, including specific enhancements to the language regarding the principal investment strategies and risks for the Wells Fargo Advantage Municipal Income Funds.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

                                NOVEMBER 1, 2006

                                   Prospectus

                                Classes A, B, C

WELLS FARGO ADVANTAGE FUNDSSM -  MUNICIPAL INCOME FUNDS

California Limited-Term Tax-Free Fund

California Tax-Free Fund

Colorado Tax-Free Fund

Minnesota Tax-Free Fund

Municipal Bond Fund

National Limited-Term Tax-Free Fund

National Tax-Free Fund

Short-Term Municipal Bond Fund

Wisconsin Tax-Free Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY WELLS FARGO BANK, N.A. OR ANY OF ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES

Key Fund Information             3
California Limited-Term          4
  Tax-Free Fund
California Tax-Free Fund         8
Colorado Tax-Free Fund          12
Minnesota Tax-Free Fund         16
Municipal Bond Fund             20
National Limited-Term           24
  Tax-Free Fund
National Tax-Free Fund          28
Short-Term Municipal Bond       32
  Fund
Wisconsin Tax-Free Fund         36
Summary of Principal            40
  Investment Risks

--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY

About Wells Fargo Funds Trust   43
The Investment Adviser          43
The Sub-Adviser and             43
  Portfolio Managers
Dormant Multi-Manager           44
  Arrangement

--------------------------------------------------------------------------------

YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES

A Choice of Share Classes    46
Reductions and Waivers of    49
  Sales Charges
Pricing Fund Shares          53
How to Open an Account       55
How to Buy Shares            56
How to Sell Shares           58
How to Exchange Shares       60
Account Policies             62

--------------------------------------------------------------------------------

OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions          64
Taxes                  65
Financial Highlights   66
For More Information
Back Cover

Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC ("Funds Management"), the sub-adviser(s), or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

..  what the Fund is trying to achieve;
.. how we intend to invest your money; and .. what makes the Fund different from the other Funds offered in this
   Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning "80% of the Fund's net assets" is a fundamental investment policy; that is, this investment policy may not be changed without approval by the holders of a majority (as defined under the Investment Company Act of 1940, as amended) of the outstanding voting secuities of the Fund.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Summary of Principal Investment Risks" section.

                                                          KEY FUND INFORMATION 3

CALIFORNIA LIMITED-TERM TAX-FREE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Julio C. Bonilla
Stephen Galiani

FUND INCEPTION:
11/18/1992
CLASS A
Ticker: SFCIX
CLASS C
Ticker: SFCCX

INVESTMENT OBJECTIVE
The California Limited-Term Tax-Free Fund seeks current income exempt from federal income tax and California individual income tax, consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

    . at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal AMT, and California individual income tax;
    . up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and
    . up to 10% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT, and California individual income tax. Our investment holdings may include municipal securities issued by the state of California and its subdivisions, authorities, instrumentalities and corporations, as well as municipal securities issued by the territories and possessions of the United States. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's average effective maturity to be between 2 and 7 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning, as well as industry, sector and credit quality allocations. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors, including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile.We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

4 CALIFORNIA LIMITED-TERM TAX-FREE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

      .  Active Trading Risk
      .  California Municipal Securities Risk
      .  Debt Securities Risk
      .  Derivatives Risk
      .  High Yield Securities Risk
      .  Leverage Risk
      .  Liquidity Risk
      .  Management Risk
      .  Market Risk
      .  Mortgage- and Asset-Backed Securities Risk
      .  Municipal Securities Risk
      .  Non-Diversification Risk
      .  Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

                                         CALIFORNIA LIMITED-TERM TAX-FREE FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                                 Calendar Year Total Returns for Class A/1/
                                            as of 12/31 each year
1996       1997       1998       1999       2000       2001       2002       2003       2004       2005
3.85%      5.13%      5.46%      0.04%      6.80%      4.20%      6.07%      2.34%      2.51%      1.37%

            BEST AND WORST QUARTERS

  Best Quarter:       Q3    '02        3.05%
  Worst Quarter:      Q2    '99       -1.57%

          The Fund's year-to-date performance through June 30, 2006, was
          -1.68%.

 AVERAGE ANNUAL TOTAL RETURNS
  as of 12/31/05                     1 YEAR          5 YEARS         10 YEARS

 CLASS A1
  Returns Before Taxes               -1.68%           2.66%           3.44%
  Returns After Taxes on             -1.76%           2.59%           3.36%
   Distributions2
  Returns After Taxes on             -0.19%           2.64%           4.86%
   Distributions and Sale of
   Fund Shares2
 CLASS C1 Returns Before             -0.38%           2.44%           2.89%
  Taxes
 LEHMAN BROTHERS 3-YEAR                   %               %               %
  MUNICIPAL BOND INDEX3
  (reflects no deduction for
  fees, expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. The Class A shares incepted on November 18, 1992. The Class C shares incepted on August 30, 2002. Performance for Class C shares of the Fund prior to its inception, reflects performance of the Class A shares. Predecessor performance shown for a class has been adjusted to reflect applicable sales charges and expenses for that class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C shares will vary.
3 The Lehman Brothers 3-Year Municipal Bond Index is the 3-year component of the Lehman Brothers Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

6 CALIFORNIA LIMITED-TERM TAX-FREE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)                   CLASS A          CLASS C

  Maximum sales charge                3.00%            None
   (load) imposed on purchases
   (AS A PERCENTAGE OF THE
   OFFERING PRICE)
  Maximum deferred sales              None1            1.00%
   charge (load)
   (AS A PERCENTAGE OF THE
   NAV AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
  from Fund assets)                  CLASS A          CLASS C

  Management Fees2                     0.40%            0.40%
  Distribution (12b-1) Fees            0.00%            0.75%
  Other Expenses3                      0.68%            0.68%
  TOTAL ANNUAL FUND                    1.08%            1.83%
   OPERATING EXPENSES
  Fee Waivers                          0.23%            0.23%
  NET EXPENSES4                        0.85%            1.60%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.40% for the first $500 million in assets; 0.35% for the next $500 million in assets; 0.30% for the next $2 billion in assets; 0.275% for the next $2 billion in assets; and 0.25% for assets over $5 billion.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 The adviser has committed through October 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

   . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
      .  Your investment has a 5% return each year;
      . You reinvest all dividends and distributions (to which sales charges do not apply) ; and
      .  The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                   CLASS A         CLASS C

 If you sell your shares at the end of the period:
   1 Year      $      384      $      263
   3 Years     $      611      $      553
   5 Years     $      856      $      969
  10 Years     $    1,558      $    2,129
 If you do NOT sell your shares at the end of the period:
   1 Year      $      384      $      163
   3 Years     $      611      $      553
   5 Years     $      856      $      969
  10 Years     $    1,558      $    2,129

                                         CALIFORNIA LIMITED-TERM TAX-FREE FUND 7

CALIFORNIA TAX-FREE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Stephen Galiani

FUND INCEPTION:
10/06/1988
CLASS A
Ticker: SCTAX
CLASS B
Ticker: SGCBX
CLASS C
Ticker: SCTCX

INVESTMENT OBJECTIVE
The California Tax-Free Fund seeks current income exempt from federal income tax and California individual income tax.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

   . at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal AMT, and California individual income tax;
   . up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and
   . up to 10% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT, and California individual income tax. Our investment holdings may include municipal securities issued by the state of California and its subdivisions, authorities, instrumentalities and corporations as well as municipal securities issued by the territories and possessions of the United States. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. In combination with our top-down macro-economic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile.We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

8 CALIFORNIA TAX-FREE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

      .  Active Trading Risk
      .  California Municipal Securities Risk
      .  Debt Securities Risk
      .  Derivatives Risk
      .  High Yield Securities Risk
      .  Leverage Risk
      .  Liquidity Risk
      .  Management Risk
      .  Market Risk
      .  Mortgage- and Asset-Backed Securities Risk
      .  Municipal Securities Risk
      .  Non-Diversification Risk
      .  Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

                                                      CALIFORNIA TAX-FREE FUND 9

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                                  Calendar Year Total Returns for Class A/1/
                                             as of 12/31 each year
1996       1997       1998        1999        2000       2001       2002       2003       2004       2005
4.03%      8.96%      6.81%       -3.65%     13.70%      4.20%      7.54%      4.53%      4.85%      4.58%

            BEST AND WORST QUARTERS

  Best Quarter:       Q3    2002        4.89%
  Worst Quarter:      Q2    1999       -2.50%

          The Fund's year-to-date performance through June 30, 2006, was
          -4.42%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                        1 YEAR            5 YEARS         10 YEARS

 CLASS A1
  Returns Before Taxes                 -0.10%            4.18%            4.99%
  Returns After Taxes on               -0.32%            4.04%            4.81%
   Distributions2
  Returns After Taxes on               -0.19%            2.64%            3.38%
   Distributions and Sale of
   Fund Shares2
 CLASS B1 Returns Before               -1.25%            3.98%            4.66%
  Taxes
 CLASS C1 Returns Before                2.76%            4.32%            4.67%
  Taxes
 LEHMAN BROTHERS MUNICIPAL              x.xx%            x.xx%            x.xx%
  BOND INDEX3
  (reflects no deduction for
  fees, expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. The Class A shares incepted on October 6, 1988. The Class B shares incepted on December 15, 1997. The Class C shares incepted on July 1, 1993. Performance for Class B shares prior to its inception reflects performance of the Fund's Class A shares. Predecessor performance shown for a class has been adjusted to reflect applicable sales charges and expenses for that class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Lehman Brothers Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

10 CALIFORNIA TAX-FREE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)                   CLASS A          CLASS B        CLASS C

  Maximum sales charge                4.50%            None           None
  (load) imposed on purchases
  (AS A PERCENTAGE OF THE
  OFFERING PRICE)
 Maximum deferred sales               None1            5.00%          1.00%
  charge (load)
  (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
  from Fund assets)                  CLASS A          CLASS B         CLASS C

  Management Fees2                     0.40%            0.40%           0.40%
  Distribution (12b-1) Fees            0.00%            0.75%           0.75%
  Other Expenses3                      0.65%            0.64%           0.64%
  TOTAL ANNUAL FUND                    1.05%            1.79%           1.79%
   OPERATING EXPENSES
  Fee Waivers                          0.25%            0.24%           0.24%
  NET EXPENSES4                        0.80%            1.55%           1.55%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.40% for the first $500 million in assets; 0.35% for the next $500 million in assets; 0.30% for the next $2 billion in assets; 0.275% for the next $2 billion in assets; and 0.25% for assets over $5 billion.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 The adviser has committed through October 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   .  Your investment has a 5% return each year;
   . You reinvest all dividends and distributions (to which sales charges do not apply) ; and
   .  The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                  CLASS A        CLASS B        CLASS C

 If you sell your shares at the end of the period:
   1 Year      $     528      $     658      $     258
   3 Years     $     745      $     840      $     540
   5 Years     $     980      $   1,147      $     947
  10 Years     $   1,653      $   2,093      $   2,086
 If you do NOT sell your shares at the end of the period:
   1 Year      $     528      $     158      $     158
   3 Years     $     745      $     540      $     540
   5 Years     $     980      $     947      $     944
  10 Years     $   1,653      $   2,093      $   2,086

                                                     CALIFORNIA TAX-FREE FUND 11

COLORADO TAX-FREE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Stephen Galiani
Adrian Van Poppel

FUND INCEPTION:
6/01/1993
CLASS A
Ticker: NWCOX
CLASS B
Ticker: NWCBX

INVESTMENT OBJECTIVE
The Colorado Tax-Free Fund seeks current income exempt from federal income tax and Colorado individual income tax.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:
   . at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal AMT, and Colorado individual income tax;
   . up to 20% of the Fund's net assets in securities that pay interest subject to federal income taxes, including federal AMT; and
   . up to 10% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT, and Colorado individual income tax. Our investment holdings may include municipal securities issued by the state of Colorado and its subdivisions, authorities, instrumentalities and corporations as well as municipal securities issued by the territories and possessions of the United States. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. In combination with our top-down macro-economic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

12 COLORADO TAX-FREE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

      .  Colorado Municipal Securities Risk
      .  Debt Securities Risk
      .  Derivatives Risk
      .  High Yield Securities Risk
      .  Leverage Risk
      .  Liquidity Risk
      .  Management Risk
      .  Market Risk
      .  Mortgage- and Asset-Backed Securities Risk
      .  Municipal Securities Risk
      .  Non-Diversification Risk
      .  Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

                                                       COLORADO TAX-FREE FUND 13

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                                   Calendar Year Total Returns for Class A/1/
                                              as of 12/31 each year
1996        1997       1998        1999        2000       2001        2002       2003       2004       2005
4.88%      10.29%      6.14%       -5.48%     13.74%      5.38%      10.24%      4.59%      3.77%      3.01%

            BEST AND WORST QUARTERS

  Best Quarter:       Q3    2002        5.99%
  Worst Quarter:      Q2    1999       -2.30%

          The Fund's year-to-date performance through June 30, 2006, was
          -4.43%.

 AVERAGE ANNUAL TOTAL RETURNS
  as of 12/31/05                      1 YEAR          5 YEARS          10 YEARS

 CLASS A1
  Returns Before Taxes                 -1.62%            4.40%            5.05%
  Returns After Taxes on               -1.62%            4.40%            5.04%
   Distributions2
  Returns After Taxes on                0.36%            4.44%            5.03%
   Distributions and Sale of
   Fund Shares2
 CLASS B1 Returns Before               -2.76%            4.24%            4.75%
   Taxes
 LEHMAN BROTHERS MUNICIPAL              x.xx%            x.xx%            x.xx%
   BOND INDEX3
   (reflects no deduction for
   fees, expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. The Class A shares incepted on June 1, 1993. The Class B shares incepted on August 2, 1993.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B shares will vary.
3 The Lehman Brothers Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

14 COLORADO TAX-FREE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)                  CLASS A       CLASS B        CLASS C

  Maximum sales charge               4.50%          None           None
   (load) imposed on purchases
   (AS A PERCENTAGE OF THE
   OFFERING PRICE)
  Maximum deferred sales             None1         5.00%          1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
   NAV AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
  from Fund assets)                  CLASS A          CLASS B

  Management Fees2                     0.40%            0.40%
  Distribution (12b-1) Fees            0.00%            0.75%
  Other Expenses3                      0.67%            0.67%
  TOTAL ANNUAL FUND                    1.07%            1.82%
   OPERATING EXPENSES
  Fee Waivers                          0.22%            0.22%
  NET EXPENSES4                        0.85%            1.60%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.40% for the first $500 million in assets; 0.35% for the next $500 million in assets; 0.30% for the next $2 billion in assets; 0.275% for the next $2 billion in assets; and 0.25% for assets over $5 billion.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 The adviser has committed through October 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   .  Your investment has a 5% return each year;
   . You reinvest all dividends and distributions (to which sales charges do not apply) ; and
   .  The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                   CLASS A         CLASS C

 If you sell your shares at the end of the period:
   1 Year      $      533      $      663
   3 Years     $      754      $      851
   5 Years     $      993      $    1,165
  10 Years     $    1,678      $    2,127
 If you do NOT sell your shares at the end of the period:
   1 Year      $      553      $      163
   3 Years     $      754      $      551
   5 Years     $      993      $      965
  10 Years     $    1,678      $    2,127

                                                       COLORADO TAX-FREE FUND 15

MINNESOTA TAX-FREE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Lyle J. Fitterer, CFA, CPA
Adrian Van Poppel
Kenneth M. Salinger, CFA

FUND INCEPTION:
1/12/1988
CLASS A
Ticker: NMTFX
CLASS B
Ticker: NWMBX
CLASS C
Ticker: SCTCX

INVESTMENT OBJECTIVE
The Minnesota Tax-Free Fund seeks current income exempt from federal income tax and Minnesota individual income tax.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

   . at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax , including federal AMT, and Minnesota individual income tax;
   . up to 20% of the Fund's net assets in securities that pay interest subject to federal income taxes, including federal AMT; and
   . up to 10% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT, and Minnesota individual income tax. Our investment holdings may include municipal securities issued by the state of Minnesota and its subdivisions, authorities, instrumentalities and corporations as well as municipal securities issued by the territories and possessions of the United States. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the fund's assets in securities that pay interest subject to federal AMT. While the Fund is required, under normal circumstances, to invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from Minnesota individual income tax, we currently intend to manage the portfolio so that at least 95% of the income generated by the Fund is exempt from Minnesota individual income tax. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. In combination with our top-down macro-economic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

16 MINNESOTA TAX-FREE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

      .  Debt Securities Risk
      .  Derivatives Risk
      .  High Yield Securities Risk
      .  Leverage Risk
      .  Liquidity Risk
      .  Management Risk
      .  Market Risk
      .  Minnesota Municipal Securities Risk
      .  Mortgage- and Asset-Backed Securities Risk
      .  Municipal Securities Risk
      .  Non-Diversification Risk
      .  Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

                                                      MINNESOTA TAX-FREE FUND 17

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                                  Calendar Year Total Returns for Class A/1/
                                             as of 12/31 each year
1996       1997       1998        1999        2000       2001       2002       2003       2004       2005
3.78%      9.16%      6.22%       -5.93%     12.48%      5.28%      8.92%      5.01%      3.81%      2.87%

             BEST AND WORST QUARTER

  Best Quarter:       Q4    2000        4.74%
  Worst Quarter:      Q3    1999       -2.60%

          The Fund's year-to-date performance through June 30, 2006, was 2.87%.

 AVERAGE ANNUAL TOTAL RETURNS
  as of 12/31/05                     1 YEAR          5 YEARS        10 YEARS

 CLASS A1
  Returns Before Taxes               -1.76%           4.19%           4.57%
  Returns After Taxes on             -1.81%           4.17%           4.55%
   Distributions2
  Returns After Taxes on              0.29%           4.22%           4.57%
   Distributions and Sale of
   Fund Shares2
 CLASS B1 Returns Before             -2.90%           4.03%           4.27%
  Taxes
 CLASS C1 Returns Before             -1.76%           4.19%           4.57%
  Taxes
 LEHMAN BROTHERS MUNICIPAL                %               %               %
  BOND INDEX3
  (reflects no deduction for
  fees, expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect slaes charges. The Class A shares incepted on January 12, 1988. The Class B shares incepted on August 6, 1993. The Class C shares incepted on April 11, 2005. Performance shown for Class C shares prior to its inception reflects the performance of the Fund's Class A shares. Predecessor performance shown for a class has been adjusted to reflect applicable sales charges and expenses for that class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Lehman Brothers Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

18 MINNESOTA TAX-FREE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)                   CLASS A       CLASS B        CLASS C

  Maximum sales charge                4.50%          None          None
   (load) imposed on purchases
   (AS A PERCENTAGE OF THE
   OFFERING PRICE)
  Maximum deferred sales              None1          5.00%        1.00%
   charge (load)
   (AS A PERCENTAGE OF THE
   NAV AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
  from Fund assets)                  CLASS A          CLASS B        CLASS C

  Management Fees2                     0.40%            0.40%          0.40%
  Distribution (12b-1) Fees            0.00%            0.75%          0.75%
  Other Expenses3                      0.66%            0.66%          0.67%
  TOTAL ANNUAL FUND                    1.06%            1.81%          1.82%
   OPERATING EXPENSES
  Fee Waivers                          0.21%            0.21%          0.22%
  NET EXPENSES4                        0.85%            1.60%          1.60%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.40% for the first $500 million in assets; 0.35% for the next $500 million in assets; 0.30% for the next $2 billion in assets; 0.275% for the next $2 billion in assets; and 0.25% for assets over $5 billion.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 The adviser has committed through October 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   .  Your investment has a 5% return each year;
   . You reinvest all dividends and distributions (to which sales charges do not apply) ; and
   .  The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                  CLASS A        CLASS B      CLASS C

 If you sell your shares at the end of the period:
   1 Year      $     533      $     663       $   263
   3 Years     $     752      $     849       $   551
   5 Years     $     989      $   1,160             -
  10 Years     $   1,668      $   2,117             -
 If you do NOT sell your shares at the end of the period:
   1 Year      $     533      $     163       $   163
   3 Years     $     752      $     549       $   551
   5 Years     $     989      $     960             -
  10 Years     $   1,668      $   2,117             -

                                                      MINNESOTA TAX-FREE FUND 19

MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Lyle J. Fitterer, CFA, CPA
Kenneth M. Salinger, CFA

FUND INCEPTION:
10/23/1986
CLASS A
Ticker:WMFAX
CLASS B
Ticker:WMFBX
CLASS C
Ticker: WMFCX

INVESTMENT OBJECTIVE
The Municipal Bond Fund seeks current income exempt from federal income tax.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

   . at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, but not necessarily the federal AMT;
   . up to 20% of the Fund's total assets in securities that pay interest subject to federal AMT; and
   . up to 25% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, including federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

20 MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

      .  Active Trading Risk
      .  Debt Securities Risk
      .  Derivatives Risk
      .  High Yield Securities Risk
      .  Leverage Risk
      .  Liquidity Risk
      .  Management Risk
      .  Market Risk
      .  Mortgage- and Asset-Backed Securities Risk
      .  Municipal Securities Risk
      .  Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

                                                          MUNICIPAL BOND FUND 21

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

The Municipal Bond Fund was organized as the successor fund to the Strong Municipal Bond Fund and the Strong Advisor Municipal Bond Fund, with the former being the accounting survivor, effective April 11, 2005.

[GRAPHIC APPEARS HERE]

                                   Calendar Year Total Returns for Class A/1/
                                             as of 12/31 each year
1996        1997       1998        1999       2000       2001       2002       2003        2004       2005
2.44%      12.11%      6.69%       -6.48%     3.32%      4.70%      6.47%      6.72%      10.30%      5.01%

             BEST AND WORST QUARTER

  Best Quarter:       Q3    2004        7.12%
  Worst Quarter:      Q4    1999       -3.59%

          The Fund's year-to-date performance through June 30, 2006,was -3.75%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                      1 YEAR         5 YEARS         10 YEARS

 CLASS A1
   Returns Before Taxes             5.01%           6.62%           5.01%
   Returns After Taxes on           5.01%           6.62%           5.01%
    Distributions2
   Returns After Taxes on           4.79%           6.34%           4.99%
    Distributions and Sale of
    Fund Shares2
 CLASS B1 Returns Before            5.01%           6.62%           5.01%
  Taxes
 CLASS C1 Returns Before            5.01%           6.62%           5.01%
  Taxes
 LEHMAN BROTHERS MUNICIPAL              %               %               %
  BOND INDEX3
  (reflects no deduction for
  fees, expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class A, B and C shares incepted on April 11, 2005. Performance for the Class A, Class B, and Class C shares of the Fund prior to their inception, reflects the performance of the Investor Class shares of the Strong Municipal Bond Fund, its predecessor fund. Predecessor performance shown for a class has been adjusted to reflect the applicable sales charges and expenses for that class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Lehman Brothers Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

22 MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)                 CLASS A       CLASS B        CLASS C

  Maximum sales charge              4.50%         None           None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
   OFFERING PRICE)
  Maximum deferred sales            None1         5.00%          1.00%
   charge (load)
   (AS A PERCENTAGE OF THE
   NAV AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
  from Fund assets)                 CLASS A       CLASS B        CLASS C

  Management Fees2                    0.40%         0.40%          0.40%
  Distribution (12b-1) Fees           0.00%         0.75%          0.75%
  Other Expenses3                     0.66%         0.66%          0.66%
  TOTAL ANNUAL FUND                   1.06%         1.81%          1.81%
   OPERATING EXPENSES
  Fee Waivers                         0.21%         0.21%          0.21%
  NET EXPENSES4                       0.85%         1.60%          1.60%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.40% for the first $500 million in assets; 0.35% for the next $500 million in assets; 0.30% for the next $2 billion in assets; 0.275% for the next $2 billion in assets; and 0.25% for assets over $5 billion.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 The adviser has committed through October 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   .  Your investment has a 5% return each year;
   . You reinvest all dividends and distributions (to which sales charges do not apply) ; and
   .  The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                  CLASS A        CLASS B      CLASS C

 If you sell your shares at the end of the period:
   1 Year        $   533        $   663       $   263
   3 Years       $   752        $   849       $   549
   5 Years             -              -             -
  10 Years             -              -             -
 If you do NOT sell your shares at the end of the period:
   1 Year        $   533        $   163       $   163
   3 Years       $   752        $   549       $   549
   5 Years             -              -             -
  10 Years             -              -             -

                                                          MUNICIPAL BOND FUND 23

NATIONAL LIMITED-TERM TAX-FREE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Lyle J. Fitterer, CFA, CPA

FUND INCEPTION:
10/1/1996
CLASS A
Ticker: WNLAX
CLASS B
Ticker: WNLBX
CLASS C
Ticker: WNLCX

INVESTMENT OBJECTIVE
The National Limited-Term Tax-Free Fund seeks current income exempt from federal income taxes, consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS

Under normal circumstances, we invest:

      . at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal AMT;
      . up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and
      . up to 10% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES
We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, including federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's average effective maturity to be between 1 and 5 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

24 NATIONAL LIMITED-TERM TAX-FREE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

      .  Debt Securities Risk
      .  Derivatives Risk
      .  High Yield Securities Risk
      .  Leverage Risk
      .  Liquidity Risk
      .  Management Risk
      .  Market Risk
      .  Mortgage- and Asset-Backed Securities Risk
      .  Municipal Securities Risk
      .  Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

                                          NATIONAL LIMITED-TERM TAX-FREE FUND 25

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                            Calendar Year Total Returns for Class A/1/
                                       as of 12/31 each year
1997       1998        1999       2000       2001       2002       2003       2004       2005
6.31%      5.02%       -0.17%     6.26%      5.22%      7.91%      3.27%      1.52%      0.81%

             BEST AND WORST QUARTER

  Best Quarter:       Q2    2002        3.62%
  Worst Quarter:      Q2    2004       -1.74%

          The Fund's year-to-date performance through June 30, 2006, was
          -2.41%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                       1 YEAR         5 YEARS        LIFE OF FUND2

 CLASS A1
    Returns Before Taxes             -2.21%           3.09%            4.09
    Returns After Taxes on           -2.21%           3.09%            4.08%
     Distributions2
    Returns After Taxes on           -0.51%           3.11%            4.06%
     Distributions and Sale of
     Fund Shares2
 CLASS B1 Returns Before             -2.94%           2.93%            3.65%
  Taxes
 CLASS C1 Returns Before             -0.95%           2.91%            3.64%
  Taxes
 LEHMAN BROTHERS 3-YEAR                   %               %                %
  MUNICIPAL BOND INDEX3
  (reflects no deduction for
  fees, expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. The Class A, B, and C shares incepted on January 30, 2004. Performance for Class A, Class B, and Class C shares of the Fund prior to January 30, 2004, reflects the performance of the Institutional Class shares of the Fund, and prior to November 8, 1999, reflects performance of the Institutional class shares of the Norwest Advantage Limited Term Tax-Free Fund, its predecessor fund. Predecessor performance shown for a class has been adjusted to reflect applicable sales charges and expenses for that class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Lehman Brothers 3-Year Municipal Bond Index is the 3-year component of the Lehman Brothers Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

26 NATIONAL LIMITED-TERM TAX-FREE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)                 CLASS A       CLASS B        CLASS C

  Maximum sales charge               3.00%         None          None
   (load) imposed on purchases
   (AS A PERCENTAGE OF THE
   OFFERING PRICE)
  Maximum deferred sales             None1         3.00%         1.00%
   charge (load)
   (AS A PERCENTAGE OF THE
   NAV AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
  from Fund assets)                CLASS A         CLASS B         CLASS C

  Management Fees2                   0.40%           0.40%           0.40%
  Distribution (12b-1) Fees          0.00%           0.75%           0.75%
  Other Expenses3                    0.74%           0.73%           0.74%
  TOTAL ANNUAL FUND                  1.14%           1.88%           1.89%
   OPERATING EXPENSES
  Fee Waivers                        0.29%           0.28%           0.29%
  NET EXPENSES4                      0.85%           1.60%           1.60%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.40% for the first $500 million in assets; 0.35% for the next $500 million in assets; 0.30% for the next $2 billion in assets; 0.275% for the next $2 billion in assets; and 0.25% for assets over $5 billion.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 The adviser has committed through October 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   .  Your investment has a 5% return each year;
   . You reinvest all dividends and distributions (to which sales charges do not apply) ; and
   .  The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                  CLASS A        CLASS B      CLASS C

 If you sell your shares at the end of the period:
   1 Year      $     384      $     463      $     263
   3 Years     $     623      $     664      $     566
   5 Years     $     882      $     991      $     994
  10 Years     $   1,619      $   2,210      $   2,188
 If you do NOT sell your shares at the end of the period:
   1 Year      $     384      $     163      $     163
   3 Years     $     623      $     564      $     566
   5 Years     $     882      $     991      $     994
  10 Years     $   1,619      $   2,210      $   2,188

                                          NATIONAL LIMITED-TERM TAX-FREE FUND 27

NATIONAL TAX-FREE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Lyle J. Fitterer, CFA, CPA
Stephen Galiani
Kenneth M. Salinger, CFA

FUND INCEPTION:
8/1/1989
CLASS A
Ticker: NWTFX
CLASS B
Ticker: NWTBX
CLASS C
Ticker: WFNTX

INVESTMENT OBJECTIVE
The National Tax-Free Fund seeks current income exempt from federal income tax.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

   . at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal AMT;
   . up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and
   . up to 10% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, including federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

28 NATIONAL TAX-FREE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

      .  Debt Securities Risk
      .  Derivatives Risk
      .  High Yield Securities Risk
      .  Leverage Risk
      .  Liquidity Risk
      .  Management Risk
      .  Market Risk
      .  Mortgage- and Asset-Backed Securities Risk
      .  Municipal Securities Risk
      .  Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

                                                       NATIONAL TAX-FREE FUND 29

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                                   Calendar Year Total Returns for Class A/1/
                                             as of 12/31 each year
1996        1997       1998        1999        2000       2001       2002       2003       2004       2005
4.74%      10.26%      6.43%       -5.38%     12.80%      4.67%      8.05%      4.40%      4.66%      4.05%

             BEST AND WORST QUARTER

  Best Quarter:       Q4    2000        5.26%
  Worst Quarter:      Q2    2004       -2.46%

          The Fund's year-to-date performance through June 30, 2006, was
          -4.41%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                       1 YEAR         5 YEARS         10 YEARS

 CLASS A1
  Returns Before Taxes               -0.64%           4.19%           4.88%
  Returns After Taxes on             -0.63%           4.19%           4.88%
   Distributions2
  Returns After Taxes on              1.04%           4.25%           4.88%
   Distributions and Sale of
   Fund Shares2
 CLASS B1 Returns Before             -1.73%           4.03%           4.58%
  Taxes
 CLASS C1 Returns Before              2.27%           4.35%           4.57%
  Taxes
 LEHMAN BROTHERS MUNICIPAL                %               %               %
  BOND INDEX3
  (reflects no deduction for
  fees, expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. The Class A shares commenced operations on August 1, 1989. The Class B shares commenced operations on August 6, 1993. The Class C shares commenced operations on November 8, 1999. Performance for Class C shares prior to November 8, 1999, reflects performance of the Class A shares. Predecessor performance shown for a class has been adjusted to reflect applicable sales charges and expenses for that class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class B and Class C shares will vary.
3 The Lehman Brothers Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

30 NATIONAL TAX-FREE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)                 CLASS A       CLASS B        CLASS C

  Maximum sales charge              4.50%         None           None
   (load) imposed on purchases
   (AS A PERCENTAGE OF THE
   OFFERING PRICE)
  Maximum deferred sales            None1         5.00%         1.00%
   charge (load)
   (AS A PERCENTAGE OF THE
   NAV AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
  from Fund assets)                   CLASS A         CLASS B         CLASS C

  Management Fees2                     0.40%           0.40%           0.40%
  Distribution (12b-1) Fees            0.00%           0.75%           0.75%
  Other Expenses3                      0.64%           0.64%           0.64%
  TOTAL ANNUAL FUND                    1.04%           1.79%           1.79%
   OPERATING EXPENSES
  Fee Waivers                          0.19%           0.19%           0.19%
  NET EXPENSES4                        0.85%           1.60%           1.60%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.40% for the first $500 million in assets; 0.35% for the next $500 million in assets; 0.30% for the next $2 billion in assets; 0.275% for the next $2 billion in assets; and 0.25% for assets over $5 billion.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 The adviser has committed through October 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   .  Your investment has a 5% return each year;
   . You reinvest all dividends and distributions (to which sales charges do not apply) ; and
   .  The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                  CLASS A        CLASS B      CLASS C

 If you sell your shares at the end of the period:
   1 Year      $     533      $     663      $     263
   3 Years     $     748      $     845      $     545
   5 Years     $     981      $   1,152      $     952
  10 Years     $   1,647      $   2,097      $   2,090
 If you do NOT sell your shares at the end of the period:
   1 Year      $     533      $     163      $     163
   3 Years     $     748      $     545      $     545
   5 Years     $     981      $     952      $     952
  10 Years     $   1,647      $   2,097      $   2,090

                                                       NATIONAL TAX-FREE FUND 31

SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Lyle J. Fitterer, CFA, CPA

FUND INCEPTION:
12/31/1991
CLASS C
Ticker: WSSCX

INVESTMENT OBJECTIVE
The Short-Term Municipal Bond Fund seeks current income exempt from federal income tax consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

   . at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, but not necessarily the federal AMT;
   . up to 20% of the Fund's total assets in securities that pay interest subject to federal AMT; and
   . up to 15% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in short-term municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, including federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's total assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's average effective matruity to be 3 years or less.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

32 SHORT-TERM MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

      .  Active Trading Risk
      .  Debt Securities Risk
      .  Derivatives Risk
      .  High Yield Securities Risk
      .  Leverage Risk
      .  Liquidity Risk
      .  Management Risk
      .  Market Risk
      .  Mortgage- and Asset-Backed Securities Risk
      .  Municipal Securities Risk
      .  Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

                                               SHORT-TERM MUNICIPAL BOND FUND 33

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

The Short-Term Municipal Bond Fund was organized as the successor fund to the Strong Short-Term Municipal Bond Fund and the Strong Short-Term High Yield Municipal Fund, with the former being the accounting survivor, effective April 11, 2005.

[GRAPHIC APPEARS HERE]

                                  Calendar Year Total Returns for Class C/1/
                                            as of 12/31 each year
1996       1997       1998        1999       2000       2001       2002       2003       2004       2005
3.63%      5.66%      4.30%       -0.04%     3.80%      3.92%      3.82%      2.64%      2.03%      1.68%

             BEST AND WORST QUARTER

  Best Quarter:       Q2    1997        1.79%
  Worst Quarter:      Q2    1999       -1.06%

          The Fund's year-to-date performance through June 30, 2006, was
          -0.20%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                      1 YEAR         5 YEARS         10 YEARS

 CLASS C1
    Returns Before Taxes             0.68%           2.81%           3.13%
    Returns After Taxes on           0.67%           2.81%           3.13%
     Distributions2
    Returns After Taxes on           1.20%           2.84%           3.24%
     Distributions and Sale of
     Fund Shares2
 LEHMAN BROTHERS 3-YEAR                  %               %               %
  MUNICIPAL BOND INDEX3
  (reflects no deduction for
  fees, expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. Class C shares incepted on January 31, 2003. Performance shown for the Class C shares prior to April 11, 2005, reflects the performance of the Class C shares of the Strong Short-Term Municipal Bond Fund, its predecessor fund, and prior to January 31, 2003, reflects the performance of the Investor Class shares of the Strong Short-Term Municipal Bond Fund. Predecessor performance shown for a class has been adjusted to reflect applicable sales charges and expenses for that class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class C shares.
3 The Lehman Brothers 3-Year Municipal Bond Index is the 3-year component of the Lehman Brothers Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

34 SHORT-TERM MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)               CLASS A       CLASS B        CLASS C

  Maximum sales charge            4.50%         None           None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
    OFFERING PRICE)
  Maximum deferred sales          None1         5.00%          1.00%
  charge (load)
   (AS A PERCENTAGE OF THE
    NAV AT PURCHASE)

         ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fees2                     0.39%
  Distribution (12b-1) Fees            0.00%
  Other Expenses3                      0.79%
  TOTAL ANNUAL FUND                    1.18%
  OPERATING EXPENSES
  Fee Waivers                          0.52%
  NET EXPENSES4                        0.66%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.40% for the first $500 million in assets; 0.35% for the next $500 million in assets; 0.30% for the next $2 billion in assets; 0.275% for the next $2 billion in assets; and 0.25% for assets over $5 billion.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 The adviser has committed through October 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
   . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   .  Your investment has a 5% return each year;
   . You reinvest all dividends and distributions (to which sales charges do not apply) ; and
   .  The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                         CLASS C

 If you sell your shares at the end of the period:
   1 Year      $            258
   3 Years     $            534
   5 Years     $            935
  10 Years     $          2,056
 If you do NOT sell your shares at the end of the period:
   1 Year      $            158
   3 Years     $            534
   5 Years     $            935
  10 Years     $          2,056

                                               SHORT-TERM MUNICIPAL BOND FUND 35

WISCONSIN TAX-FREE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Lyle J. Fitterer, CFA, CPA
Thomas Stoeckmann

FUND INCEPTION:
04/06/2001
CLASS C
Ticker: WWTCX

INVESTMENT OBJECTIVE
The Wisconsin Tax-Free Fund seeks current income exempt from federal income tax and Wisconsin individual income tax.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

   . at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal AMT, and Wisconsin individual income tax;
   . up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT, and;
   . up to 10% of the Fund's total assets in below investment-grade debt securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT and Wisconsin individual income tax. Our investment holdings may include municipal securities issued by the state of Wisonsin and its subdivisions, authorities, instrumentalities and corporations as well as municipal securities issued by the territories and possessions of the United States or any other state that would be exempt from Wisconsin taxes. As part of our investment strategy we may purchase appropriation bonds including municipal leases. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. In combination with our top-down macro-economic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

36 WISCONSIN TAX-FREE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

      .  Debt Securities Risk
      .  Derivatives Risk
      .  High Yield Securities Risk
      .  Leverage Risk
      .  Liquidity Risk
      .  Management Risk
      .  Market Risk
      .  Mortgage- and Asset-Backed Securities Risk
      .  Municipal Securities Risk
      .  Regulatory Risk
      .  Wisconsin Municipal Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

                                                      WISCONSIN TAX-FREE FUND 37

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

The Wells Fargo Advantage Wisconsin Tax-Free Fund was organized as the successor fund to the Strong Wisconsin Tax-Free Fund, effective April 11, 2005.

[GRAPHIC APPEARS HERE]

Calendar Year Total Returns for Class C/1/ as of 12/31 each year

2002       2003       2004       2005
8.37%      4.37%      3.18%      2.51%

             BEST AND WORST QUARTER

  Best Quarter:       Q3    2002        4.29%
  Worst Quarter:      Q2    2004       -2.03%

          The Fund's year-to-date performance through June 30, 2006, was -1.11%.

 AVERAGE ANNUAL TOTAL RETURNS
  as of 12/31/05                     1 YEAR         LIFE OF FUND2

 CLASS C1
  Returns Before Taxes                1.51%              4.68%
  Returns After Taxes on              1.47%              4.56%
   Distributions2
  Returns After Taxes on              2.06%              4.49%
   Distributions and Sale of
   Fund Shares2
 LEHMAN BROTHERS MUNICIPAL                %                  %
  BOND INDEX3
  (reflects no deduction for
  fees, expenses or taxes)

1 Calendar Year Total Returns in the bar chart do not reflect sales charges. If they did, returns would be lower. Average Annual Total Returns reflect applicable sales charges. This Class commenced operations on December 26, 2002. Performance for the Class C shares of the Fund prior to April 11, 2005, reflects the performance of the Class C shares of the Strong Wisconsin Tax-Free Fund, its predecessor fund, and prior to December 26, 2002, reflects the performance of the Investor Class shares of the Strong Wisconsin Tax-Free Fund. Predecessor performance shown for a class has been adjusted to reflect applicable sales charges and expenses for that class.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class C shares.
3 The Lehman Brothers Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

38 WISCONSIN TAX-FREE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)                 CLASS A       CLASS B        CLASS C

  Maximum sales charge              4.50%         None           None
   (load) imposed on purchases
   (AS A PERCENTAGE OF THE
   OFFERING PRICE)
  Maximum deferred sales            None1         5.00%          1.00%
   charge (load)
   (AS A PERCENTAGE OF THE
   NAV AT PURCHASE)

 ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
  from Fund assets)                  CLASS C

  Management Fees2                     0.40%
  Distribution (12b-1) Fees            0.75%
  Other Expenses3                      0.75%
  TOTAL ANNUAL FUND                    1.90%
   OPERATING EXPENSES
  Fee Waivers                          0.41%
  NET EXPENSES4                        1.49%

1 Class A shares that are purchased at NAV in amounts of $1,000,000 or more may be assessed a 1.00% CDSC if they are redeemed within one year from the date of purchase. See "Reductions and Waivers of Sales Charges" for further information.
2 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.40% for the first $500 million in assets; 0.35% for the next $500 million in assets; 0.30% for the next $2 billion in assets; 0.275% for the next $2 billion in assets; and 0.25% for assets over $5 billion.
3 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
4 The adviser has committed through October 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
          .    Your investment has a 5% return each year;
          .    You reinvest all dividends and distributions (to which sales charges do not apply) ; and
          .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                         CLASS C

 If you sell your shares at the end of the period:
   1 Year      $            252
   3 Years     $            558
   5 Years     $            989
  10 Years     $          2,191
 If you do NOT sell your shares at the end of the period:
   1 Year      $            152
   3 Years     $            558
   5 Years     $            989
  10 Years     $          2,191

                                                      WISCONSIN TAX-FREE FUND 39

SUMMARY OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks for each Fund are identified on the individual fund pages and are described below. Additional information about the principal risks is included the Statement of Additional Information.

ACTIVE TRADING RISK   Our active investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses and may generate higher short-term capital gains.
CALIFORNIA MUNICIPAL  Since we invest heavily in California municipal securities, events in California are likely to
SECURITIES RISK       affect the Funds' investments. Although California has a larger and more diverse economy than most other states, its economy continues to be driven by, among other industries, agriculture, tourism, housing and construction, high technology and manufacturing. A downturn in any one industry may have a disproportionate impact on California municipal securities.
COLORADO MUNICIPAL    Since we invest heavily in Colorado municipal securities, events in Colorado are likely to
SECURITIES RISK       affect the Fund's investments. The Colorado economy is based on information, professional and technical services, communications, transportation, tourism, natural resources and mining, and manufacturing. Certain obligations of Colorado state and local public entities are subject to particular economic risks, including, but not limited to, the vulnerabilities of resort economies which depend on seasonal tourism, the possibility of downturns in sales tax and other revenues, and fluctuations in the real estate market.
DEBT SECURITIES RISK  Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                      Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S.
                      Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk.
                      Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.
DERIVATIVES RISK      The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves than the underlying security or index from which it derives its value. In addition, derivatives may be susceptible to changes in yields or values due to their structure or contract terms.

40 SUMMARY OF PRINCIPAL INVESTMENT RISKS

HIGH YIELD SECURITIES RISK  High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-
                            grade, or are in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.
LEVERAGE RISK               Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK              A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK             We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                 The value of a security, and therefore the value of Fund shares' may be reduced by market activity. This is a basic risk associated with all securities.
MINNESOTA MUNICIPAL         Since we invest heavily in Minnesota municipal securities, events in Minnesota are likely to
SECURITES RISK              affect the Fund's investments. For example, the state's economy relies significantly on its agriculture and forestry natural resources. Adverse conditions affecting these areas could have a disproportionate impact on Minnesota municipal securities.
MORTGAGE- AND ASSET-BACKED  Mortgage- and asset-backed securities are subject to certain additional risks. Rising interest
SECURITIES RISK             rates tend to extend the duration of the securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, debts securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

                                        SUMMARY OF PRINCIPAL INVESTMENT RISKS 41

MUNICIPAL SECURITIES RISK   Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers. Each Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, a
                            Fund may own different obligations that pay interest based on the revenue of similar projects. Although the Funds strive to invest in municipal securities and other securities with interest that is exempt from federal income taxes, including federal alternative minimum tax
                            ("AMT") for certain of the Funds, some income earned by Fund investments may be subject to such taxes. The Funds take advantage of tax laws that allow the income from certain investments to be exempted from federal income tax and, in some cases, state individual income tax. Tax authorities are paying increased attention to whether interest on municipal obligations is exempt from taxation, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by a Fund. Capital gains, whether declared by a Fund or realized by the shareholder through the selling of Fund shares, are generally taxable.
NON-DIVERSIFICATION RISK    Because the percentage of a non-diversified fund's assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting such issuer. (A
                            "diversified" investment company is required by the 1940 Act, generally, with respect to 75%
                            of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.)
REGULATORY RISK             Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
U.S. GOVERNMENT SECURITIES  Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                        be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Governement, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the
                            Department of Veterans Affairs. Government-related regulators (I.E., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association
                            ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by
                            FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.
WISCONSIN MUNICIPAL         The Wisconsin economy relies significantly on its dairy products, motor vehicles, and paper,
SECURITIES RISK             meat products and small engines industries, and adverse conditions affecting these industries could have a disproportionate effect on Wisconsin municipal securities. See the
                            Statement of Additional Information for a more detailed discussion of the special considerations affecting Wisconsin municipal securities. Additionally, because the Fund currently holds over 25% of its total assets in debt obligations issued by Puerto Rico, adverse conditions or other events affecting Puerto Rico could have a disproportionate effect on these holdings.

42 SUMMARY OF PRINCIPAL INVESTMENT RISKS

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the "Board") supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER
Funds Management, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under "Management Fees". A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' annual report for the fiscal year ended June 30, 2006.

THE SUB-ADVISER AND PORTFOLIO MANAGERS
The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Funds. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

==============================================================================================================================
WELLS CAPITAL MANAGEMENT      ("Wells Capital Management"), an affiliate of Funds Management, located at 525 Market Street,
 INCORPORATED                 San Francisco, CA 94105, is the sub-adviser for all of the Funds in this Prospectus. In this capacity, Wells Capital Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. Wells Capital
                              Managment is compensated for its services to the Funds by Funds Management from the fees Funds
                              Management receives for its services as adviser to the Funds.

JULIO C. BONILLA              Mr. Bonilla joined the Wells Capital Management team that specializes in tax-exempt
California Limited-Term       fixed income securities in 2005. He has been a portfolio manager for the money market
 Tax-Free Fund                management team since 2000. He joined Wells Fargo Bank as a brokerage sales assistant in 1997. Mr. Bonilla earned his B.A. degree in political science from the
                              University of San Diego and his M.B.A. degree in finance from Pepperdine University.
==============================================================================================================================

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 43

==============================================================================================================================
LYLE J. FITTERER, CFA, CPA  Mr. Fitterer joined Wells Capital Management as a Portfolio Manager in 2005 where he
Municipal Bond Fund         is Managing Director and head of the Fixed Income Team and Senior Portfolio
Short-Term Municipal Bond   Manager for Customized Fixed Income. Prior to joining Wells Capital Management he
 Fund Wisconsin Tax-Free    was with SCM since 1989 where he served as Director of Customized Fixed Income
 Fund                       since 2000. He served first as a mutual fund accountant and later as an analyst and trader in the fixed income department, specializing in mortgage and asset-backed securities. He has also traded equity and derivative securities for SCM's hedge funds and equity mutual funds and was a portfolio manager from January 1996 to
                            November 1998 and returned to portfolio management in March 2000. He joined
                            Strong Institutional Client Services as Managing Director in November 1998, where he was responsible for overseeing the institutional and intermediary sales organization.
                            He received his B.S. degree in Accounting from the University of North Dakota.
STEPHEN GALIANI             Mr. Galiani joined Wells Capital Management in 1997. Prior to Wells Capital
California Limited-Term     Management, he served as Director of Fixed Income from 1995 to 1997 for Qualivest
 Tax-Free Fund              Capital Management. He was President from 1990 to 1995 of Galiani Asset
California Tax-Free Fund    Management Corporation, an independent advisory practice. Mr. Galiani earned his
  National Tax- Free Fund   B.A. degree in English from Manhattan College and his M.B.A. degree from Boston University.
KENNETH M. SALINGER, CFA    Mr. Salinger joined Wells Capital Management in 2006 and currently serves on the
Minnesota Tax-Free Fund     Municipal Bond Team as a Senior Portfolio Manager. Prior to joining Wells Capital
Municipal Bond Fund         Management, Mr. Salinger was with American Century Investments for 14 years, of
National Tax-Free Fund      which the last 12 years he served on the municipal bond team as the lead manager for two national municipal bond funds, as well as state specific funds for Florida and
                            Arizona. Mr. Salinger earned his B.S. degree in Quantitative Economics from University of California at San Diego.
THOMAS STOECKMANN           Mr. Stoeckmann joined Wells Capital Management with the acquisition of SCM in
Wisconsin Tax-Free Fund     January 2005 as a senior research analyst on the Municipal Fixed Income Team, specializing in transportation, education and project finance. He joined SCM in March
                            1993 and began as a municipal research analyst in February 1996. Mr. Stoeckmann earned his B.A. degree in financial management from Bob Jones University and his
                            M.B.A. in business administration-finance degree from Marquette University.
ADRIAN VAN POPPEL           Mr. Van Poppel manages tax-free mutual funds, as well as separate accounts in
Minnesota Tax-Free Fund     Minnesota, Arizona and California. He joined Wells Capital Management in 1997 and was responsible for trading cash positions of repurchase agreements and sweep for all mutual funds. He has been with the firm and its parent company since he began his investment career in 1996. He earned a bachelor's degree in Business Administration and Economics from Saint Mary's College in Moraga, California. He is a member of the
                            California Society of Municipal Analysts and the Municipal Bond Club of San Francisco.
==============================================================================================================================

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for the Municipal Bond Fund, Short-Term Municipal Bond Fund, and Wisconsin Tax-Free Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

44 ORGANIZATION AND MANAGEMENT OF THE FUNDS

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 45

A CHOICE OF SHARE CLASSES
--------------------------------------------------------------------------------

After choosing a Fund, your next most important choice will be which share class to buy. The following classes of shares are available through this
Prospectus:

     . Class A Shares - with a front-end sales charge, volume reductions and lower ongoing expenses than Class B and Class C shares.
     . Class B Shares - with a contingent deferred sales charge ("CDSC") payable upon redemption that diminishes over time, and higher ongoing expenses than Class A shares.
     . Class C Shares - with a 1.00% CDSC on redemptions made within one year of purchase, and higher ongoing expenses than Class A shares.

The choice among share classes is largely a matter of preference. You should consider, among other things, the different fees and sales loads assessed on each share class and the length of time you anticipate holding your investment. If you prefer to pay sales charges up front, wish to avoid higher ongoing expenses, or, more importantly, you think you may qualify for volume discounts based on the amount of your investment, then Class A shares may be the choice for you.

You may prefer instead to see "every dollar working" from the moment you invest. If so, then consider Class B or Class C shares. Please note that Class B shares convert to Class A shares after seven years to avoid the higher ongoing expenses assessed against Class B shares. Please see "Class B Share CDSC Schedules" below for further details.

Class C shares are similar to Class B shares in that they have higher ongoing expenses than Class A shares. Unlike Class B shares, however, Class C shares do not convert to Class A shares. The higher ongoing expenses will be assessed as long as you hold the shares. The choice whether to purchase Class B or Class C shares may depend on how long you intend to hold the shares before redeeming them.

Orders for Class B shares of $100,000 or more will be refused. For Class C shares, orders of $1,000,000 or more, including orders which because of a right of accumulation or letter of intent would qualify for the purchase of Class A shares without an initial sales charge, will be refused.

Please see the expenses listed for each Fund and the following sales charge schedules before making your decision. You should also review the "Reductions and Waivers of Sales Charges" section of the Prospectus. Information regarding the Funds' sales charges, breakpoints, and waivers is available free of charge on our Web site at www.wellsfargo.com/advantagefunds. You may wish to discuss this choice with your financial consultant.

CLASS A SHARE SALES CHARGE SCHEDULES
If you choose to buy Class A shares, you will pay the Public Offering Price ("POP") which is the NAV plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the net asset value of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

46 A CHOICE OF SHARE CLASSES

 CLASS A SHARES, EXCEPT FOR THE CALIFORNIA LIMITED-TERM TAX-FREE
           FUND AND THE NATIONAL LIMITED-TERM TAX-FREE
         FUND, HAVE THE FOLLOWING SALES CHARGE SCHEDULE:

                             FRONT-END SALES      FRONT-END SALES
                              CHARGE AS %         CHARGE AS %
                               OF PUBLIC         OF NET AMOUNT
 AMOUNT OF PURCHASE         OFFERING PRICE          INVESTED

  Less than $50,000                 4.50%                4.71%
  $50,000 to $99,999                4.00%                4.17%
  $100,000 to $249,999              3.50%                3.63%
  $250,000 to $499,999              2.50%                2.56%
  $500,000 to $999,999              2.00%                2.04%
  $1,000,000 and over1              0.00%                0.00%

1 We will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

CLASS A SHARES FOR THE CALIFORNIA LIMITED-TERM TAX-FREE FUND AND
            NATIONAL LIMITED-TERM TAX-FREE FUND HAVE
              THE FOLLOWING SALES CHARGE SCHEDULE:

                             FRONT-END SALES      FRONT-END SALES
                              CHARGE AS %         CHARGE AS %
                               OF PUBLIC         OF NET AMOUNT
 AMOUNT OF PURCHASE         OFFERING PRICE          INVESTED

  Less than $50,000                 3.00%                3.09%
  $50,000 to $99,999                2.50%                2.56%
  $100,000 to $249,999              2.00%                2.04%
  $250,000 to $499,999              1.50%                1.52%
  $500,000 to $999,999              1.00%                1.01%
  $1,000,000 and over1              0.00%                0.00%

1 We will assess Class A share purchases of $1,000,000 or more a 0.50% CDSC if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. Certain exceptions apply (see "CDSC Waivers"). The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

CLASS B SHARE CDSC SCHEDULES
If you choose Class B shares, you buy them at NAV and agree that if you redeem your shares within six years of the purchase date and within three years for the National Limited Term Tax-Free Fund, you will pay a CDSC based on how long you have held your shares. Certain exceptions apply (see "CDSC Waivers"). The CDSC schedules are as follows:

            CLASS B SHARES(EXCEPT THE NATIONAL LIMITED-TERM TAX-FREE FUND) HAVE THE FOLLOWING CDSC SCHEDULE:
REDEMPTION WITHIN    1 YEAR      2 YEARS      3 YEARS      4 YEARS      5 YEARS      6 YEARS      7 YEARS     8 YEARS
 CDSC                5.00%       4.00%        3.00%        3.00%        2.00%        1.00%        0.00%       A shares

                        CLASS B SHARES FOR THE NATIONAL LIMITED-TERM TAX-FREE FUND
                                     HAVE THE FOLLOWING CDSC SCHEDULE:
 REDEMPTION WITHIN                   1 YEAR         2 YEARS         3 YEARS         4 YEARS         5 YEARS
 CDSC                              3.00%           2.00%           1.00%           0.00%           A shares

The CDSC percentage you pay on shares purchased prior to June 9,2003, is applied to the lower of the NAV of the shares on the date of the original purchase, or the NAV of the shares on the date of redemption. For shares purchased on or after June 9,2003, the CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). After shares are held for six years, the CDSC expires. After shares are held for seven years, the Class B shares are converted to Class A shares to reduce your future ongoing expenses.

                                                    A CHOICE OF SHARE CLASSES 47

Class B shares received in the reorganization of the Stagecoach Funds in exchange for Stagecoach Fund shares purchased after July 17, 1999 are also subject to the above CDSC schedule.

Class B shares received in the reorganization of the Norwest Advantage Funds in exchange for Norwest Advantage Fund shares purchased after May 18, 1999 are also subject to the above CDSC schedule.

Class B shares received in the reorganization of the Strong Funds in exchange for Strong Fund shares purchased prior to April 11, 2005 are subject to the following CDSC schedule on the exchanged shares, and such shares convert to Class A shares automatically after eight years:

                   CLASS B SHARES RECEIVED IN EXCHANGE FOR STRONG FUND SHARES PURCHASED PRIOR TO APRIL 11, 2005
                                                HAVE THE FOLLOWING CDSC SCHEDULE:
 REDEMPTION WITHIN            1 YEAR     2 YEARS    3 YEARS    4 YEARS    5 YEARS    6 YEARS    7 YEARS    8 YEARS    9 YEARS
 CDSC                         5.00%       4.00%      4.00%      3.00%      2.00%      1.00%      0.00%      0.00%      A shares

If you exchange Class B shares received in a reorganization for Class B shares of another Fund, you will retain the CDSC schedules of your exchanged shares. Additional shares purchased will age at the currently effective higher CDSC schedule first shown above.

CLASS C SHARE SALES CHARGES
If you choose Class C shares, you buy them at NAV and agree that if you redeem your shares within one year of the purchase date, you will pay a CDSC of 1.00%. At the time of purchase, the distributor pays sales commissions of up to 1.00% of the purchase price to selling agents and up to 1.00% annually thereafter. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). Class C shares do not convert to Class A shares, and therefore continue to pay the higher ongoing expenses.

48 A CHOICE OF SHARE CLASSES

REDUCTIONS AND WAIVERS OF SALES CHARGES
--------------------------------------------------------------------------------

Generally, we offer more sales charge reductions or waivers for Class A shares than for Class B and Class C shares, particularly if you intend to invest greater amounts. You should consider whether you are eligible for any of the potential reductions or waivers when you are deciding which share class to buy. Consult the Statement of Additional Information for further details regarding reductions and waivers of sales charges.

CLASS A SHARE SALES CHARGE WAIVERS AND REDUCTIONS
If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or shareholder servicing agent for the waiver or reduction and to provide appropriate proof of eligibility.

..    You pay no sales charges on Fund shares you buy with reinvested distributions.
..    You pay a lower sales charge if you are investing an amount over a breakpoint level. See the "Class A Share Sales Charge Schedule" above.
..    You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares of the same Fund within 120 days of the date of the redemption.
..    You may reinvest into a Wells Fargo Advantage Fund with no sales charge a distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee provided the distribution occurred within the 60 days prior to your reinvestment.
..    You may reinvest into a Wells Fargo Advantage Fund with no sales charge a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo, after 60 days from the date of such distribution or transfer, provided the distribution or transfer was from the Wells Fargo Advantage Aggressive Allocation, Conservative Allocation, Diversified Bond, Diversified Small Cap, Institutional Emerging Markets, Nebraska Tax-Free or Small Cap
     Opportunities Fund, and the proceeds had previously been reinvested in the same Fund through another account (e.g., an IRA).
..    By signing a LETTER OF INTENT ("LOI") prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount specified in the LOI. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.
..    RIGHTS OF ACCUMULATION ("ROA") allow you to combine Class A, Class B, Class
     C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned (excluding Wells Fargo Advantage money market fund shares, unless you notify us that you previously paid a sales load on these assets) in order to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum public offering price by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Advantage Fund already owned and adding the dollar amount of your current purchase.
..    You, or your fiduciary or trustee, may tell us to apply volume discounts, including the reductions offered for ROAs and LOIs. You may be required to identify the existence of other accounts in which there are holdings eligible to be aggregated to qualify for a volume discount.

                   HOW A LETTER OF INTENT CAN SAVE YOU MONEY!
   If you plan to invest, for example, $100,000 in a Wells Fargo Advantage Fund in installments over the next year, by signing a letter of intent you would pay only 3.75% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, then 4.75% on the next $50,000!

                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 49

ACCOUNTS THAT CAN BE AGGREGATED
The following types of accounts (registered in the name of, or held for the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21) may be aggregated for the purpose of establishing eligibility to qualify for a volume discount:

     .    individual accounts;
     .    joint accounts;
     . IRAs (including Roth IRAs and SEP IRAs) and SIMPLE IRAs that do not use a WELLS FARGO ADVANTAGE FUNDS prototype agreement;
     .    403(b) accounts; and
     . accounts over which the shareholder and/or his or her spouse or domestic partner have individual or shared authority to buy or sell shares on behalf of the account (including an UGMA/UTMA, a trust account, or a solely owned business account).

ACCOUNTS THAT CANNOT BE AGGREGATED
Wells Fargo Advantage Fund shares held in the following accounts cannot be aggregated with the account through which you are currently purchasing for the purpose of establishing volume discounts:

     .    Section 529 college savings plan accounts;
     . accounts held through different financial intermediaries other than the broker dealer through which you are making your current purchase who will then hold the shares from your current purchase;
     . accounts held directly in a WELLS FARGO ADVANTAGE FUNDS account on which the broker dealer is different than the broker dealer through which you are making your current purchase who will then hold the shares from your current purchase; and
     . accounts held through an administrator or trustee/custodian of an employer sponsored retirement plan or account (i.e., 401(k) Plans) and SIMPLE IRAs established using the WELLS FARGO ADVANTAGE FUNDS prototype agreement (but not including employer sponsored IRAs) (collectively, "Employer Sponsored Retirement Plans").

Wells Fargo Advantage Fund shares held in Employer Sponsored Retirement Plans may be aggregated at the plan level for purposes of establishing eligibility for volume discounts. When the group assets reach a breakpoint, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.

CLASS A SHARES SALES CHARGE WAIVERS FOR CERTAIN PARTIES
If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. Class A shares may be purchased at NAV in the following situations:

..    Current and retired employees, directors/trustees and officers of:
          .    WELLS FARGO ADVANTAGE FUNDS (including any predecessor funds);
          .    Wells Fargo & Company and its affiliates; and
          .    family members of any of the above.

..    Current employees of:
          .    the Fund's transfer agent;
          .    broker-dealers who act as selling agents;
          .    immediate family members (spouse, sibling, parent or child) of any of the above; and
          .    each Fund's sub-adviser, but only for the Fund(s) for which such sub-adviser provides investment advisory services.

..    Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Funds' distributor that allows for load-waived Class A purchases.
..    Investment companies exchanging shares or selling assets pursuant to a reorganization, merger, acquisition, or exchange offer to which the Fund is a party.
..    Section 529 college savings plan accounts.
..    Insurance company separate accounts-shares acquired by insurance company separate accounts.

50 REDUCTIONS AND WAIVERS OF SALES CHARGES

..    Fund of Funds advised by Funds Management (WELLS FARGO ADVANTAGE
     WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/).
..    Investors who reinvest distributions from the Fund, annuity payments received under either an annuity option or from death benefit proceeds, and distributions from an existing retirement plan invested in the Fund, within 120 days.

You also may buy Class A shares at NAV if they are to be included in certain retirement, benefit, pension, trust or investment "wrap accounts" or through an omnibus account maintained with a Fund by a broker-dealer.

CDSC WAIVERS

..    You pay no CDSC on Fund shares you purchase with reinvested distributions.
..    We waive the CDSC for all redemptions made because of scheduled (Internal
     Revenue Code Section 72(t) withdrawal schedule) or mandatory (withdrawals generally made after age 70 1/2 according to Internal Revenue Service ("IRS") guidelines) distributions from traditional IRAs and certain other retirement plans. (See your retirement plan information for details.)
..    We waive the CDSC for redemptions made in the event of the shareholder's death or for a disability suffered after purchasing shares. ("Disability"
     is defined in Internal Revenue Code Section 72(m)(7).)
..    We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger.
..    We waive the Class B share CDSC for withdrawals made by former Norwest
     Advantage Funds shareholders in certain qualified accounts up to certain limits. (See the Statement of Additional Information for further details.)
..    For Class B shares purchased after May 18, 1999 for former Norwest
     Advantage Funds shareholders and after July 17, 1999 for former Stagecoach Funds shareholders, for all Class B shares purchased after May 18, 1999, no CDSC is imposed on withdrawals that meet both of the following circumstances:
     . withdrawals are made by participating in the Systematic Withdrawal Plan; and
     . withdrawals may not exceed 10% of your Fund assets (including "free shares") (limit for Class B shares calculated annually based on your anniversary date in the Systematic Withdrawal Plan).
..    We waive the Class C CDSC if the dealer of record waived its commission with a Fund's approval.
..    We waive the Class C CDSC where a Fund did not pay a sales commission at the time of purchase.

We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as "wrap accounts." If you own Fund shares as part of another account or package, such as an IRA or a sweep account, you should read the terms and conditions that apply for that account. Those terms and conditions may supersede the terms and conditions discussed here.

Contact your selling agent for further information.

                                      REDUCTIONS AND WAIVERS OF SALES CHARGES 51

DISTRIBUTION PLAN
Each Fund has adopted a Distribution Plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act for the Class B and Class C shares. The Plan authorizes the payment of all or part of the cost of preparing and distributing prospectuses and distribution-related services including ongoing compensation to selling agents. The Plan also provides that, if and to the extent any shareholder servicing payments are recharacterized as payments for distribution-related services, they are approved and payable under the Plan. The fees paid under this Plan are as follows:

 FUND                             CLASS B              CLASS C

 California Limited-Term            N/A                 0.75%
  Tax-Free
 California Tax-Free               0.75%                0.75%
 Colorado Tax-Free                 0.75%                 N/A
 Minnesota Tax-Free                0.75%                0.75%
 Municipal Bond                    0.75%                0.75%
 National Limited-Term             0.75%                0.75%
  Tax-Free
 National Tax-Free                 0.75%                0.75%
 Short-Term Municipal Bond          N/A                 0.75%
 Wisconsin Tax-Free                 N/A                 0.75%

These fees are paid out of the Fund's assets on an ongoing basis. Over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

52 REDUCTIONS AND WAIVERS OF SALES CHARGES

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or "NAV") for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a portfolio's assets invested directly in securities, each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

                                                          PRICING FUND SHARES 53

--------------------------------------------------------------------------------
SHAREHOLDER SERVICING PLAN
Each Fund has a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the Adviser, the Fund's distributor or their affiliates, may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.

In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, inclusion of the Fund on a selling agent's "preferred list"; providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to its clients; granting access to a selling agent's registered representatives; providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Fund's Adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Fund's Adviser, distributor,or their affiliates, subject to applicable NASD regulations.

More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.

54 PRICING FUND SHARES

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

     . directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds, by calling Investor Services at 1-800-222-8222 or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

     .    through a brokerage account with an approved selling agent; or

     . through certain retirement, benefit and pension plans or certain packaged investment products (please contact the providers of the plan or product for instructions).

                                                       HOW TO OPEN AN ACCOUNT 55

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Funds held through brokerage and other types of accounts, please consult your selling agent.

 MINIMUM INVESTMENTS           INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
----------------------------- -------------------------------------------------- ---------------------------------------
 Regular accounts                  $     1,000                                          $   100
 Automatic Investment Plans        $        50                                          $    50
 IRAs, IRA rollovers, Roth         $       250                                          $   100
  IRAs
 UGMA/UTMA accounts                $        50                                          $    50
 Employer Sponsored             no minimum                                         no minimum
 Retirement Plans
 BUYING SHARES                 OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
----------------------------- -------------------------------------------------- ---------------------------------------
 Through Your Investment       Contact your investment representative             Contact your investment
 Representative                                                                   representative
----------------------------- -------------------------------------------------- ---------------------------------------
 By Mail                       . Complete and sign your account                   . Fill out the deposit slip from
                                 application                                        your account statement. If you
                               . Mail the application with your check made          do not have a slip, include a
                                 payable to the Fund to Investor Services at:       note with your name, the Fund
                                                                                    name, and your account number.
                                                REGULAR MAIL
----------------------------- -------------------------------------------------- ---------------------------------------
                                        WELLS FARGO ADVANTAGE FUNDS
                                               P.O. Box 8266                      . Mail the deposit slip or note
                                           Boston, MA 02266-8266                    with your check made payable
                                                                                    to the Fund to the address on
                                               OVERNIGHT ONLY                       the left.
----------------------------- -------------------------------------------------- ---------------------------------------
                                        WELLS FARGO ADVANTAGE FUNDS
                                        Attn: CCSU-Boston Financial
                                              66 Brooks Drive
                                            Braintree, MA 02184
----------------------------- -------------------------------------------------- ---------------------------------------
 By Telephone                  A new account may not be opened by                 To buy additional shares or to buy
                               telephone unless you have another Wells            shares of a new Fund call:
                               Fargo Advantage Fund account with your             . Investor Services at
                               bank information on file. If you do not              1-800-222-8222 or
                               currently have an account, refer to the section    . 1-800-368-7550 for the
                               on buying shares by mail or wire.                    automated phone system
----------------------------- -------------------------------------------------- ---------------------------------------
 By Wire                       . Complete and sign your account                   To buy additional shares, instruct
                                 application                                      your bank or financial institution to
                                                                                  use the same wire instructions
                               . Provide the following instructions to your       shown to the left.
                                 financial institution:
                                 State Street Bank & Trust
                                 Boston, MA
                                 Bank Routing Number: ABA 011000028
                                 Wire Purchase Account: 9905-437-1
                                 Attention: WELLS FARGO ADVANTAGE FUNDS
                                 (Name of Fund, Account
                                 Number and any applicable
                                 share class )
----------------------------- -------------------------------------------------- ---------------------------------------
                                 Account Name: Provide your
                                 name as registered on the
                                 Fund account
----------------------------- -------------------------------------------------- ---------------------------------------

56 HOW TO BUY SHARES

BUYING SHARES
---------------------------------------------------------------------------------------------------
                OPENING AN ACCOUNT                             ADDING TO AN ACCOUNT
---------------------------------------------------------------------------------------------------
 By Internet    A new account may not be opened by             To buy additional shares or buy
               Internet unless you have another Wells Fargo   shares of a new Fund, visit our Web
               Advantage Fund account with your bank          site at www.wellsfargo.com/
               information on file. If you do not currently   advantagefunds.
               have an account, refer to the section on
               buying shares by mail or wire.
-------------- ---------------------------------------------- ------------------------------------

GENERAL NOTES FOR BUYING SHARES

     . PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You begin to earn dividends on the business day after the transfer agent receives your application in proper form.

     . U.S. DOLLARS ONLY. All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

     . INSUFFUCIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

     . NO FUND NAMED. When all or a portion of a purchase is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

     . RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

                                                            HOW TO BUY SHARES 57

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

 SELLING SHARES              TO SELL SOME OR ALL OF YOUR SHARES
--------------------------- ------------------------------------------------------------------
 Minimum Redemption          $100 (or remainder of account balance)
--------------------------- ------------------------------------------------------------------
 Through Your Investment     Contact your investment representative
--------------------------- ------------------------------------------------------------------
  Representative
---------------------------
 By Mail                     . Send a "Letter of Instruction" providing your name, account number, the Fund from which you wish to redeem and the
                               dollar amount you wish to receive (or write "Full Redemption"
                               to redeem your remaining account balance) to the address
                               below.
                             . Make sure all account owners sign the request exactly as their names appear on the account application.
                             . A medallion guarantee may be required under certain
                               circumstances (see "Medallion Guarantees").
                                                           REGULAR MAIL
--------------------------- ------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                                      P.O. Box 8266
                                                  Boston, MA 02266-8266
                                                     OVERNIGHT ONLY
                            ------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                               Attn: CCSU-Boston Financial
                                                     66 Brooks Drive
                                                   Braintree, MA 02184
                            ------------------------------------------------------------------
 By Telephone /              . Call an Investor Services representative at 1-800-222-8222.
 Electronic Funds Transfer   . Use the automated phone system 1-800-368-7550.
---------------------------
(EFT)
---------------------------
                             . Telephone privileges are automatically made available to you unless you specifically decline them on your account
                               application or subsequently in writing.
                             . Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Money Market Funds, and next day for all other WELLS FARGO ADVANTAGE FUNDS.
                             . Transfers made to a Wells Fargo Bank account are made
                               available sooner than transfers to an unaffiliated institution.
                             . Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                             NOTE: Telephone transactions such as redemption requests
                             made over the phone generally require only one of the
                             account owners to call unless you have instructed us
                             otherwise.
                            ------------------------------------------------------------------

58 HOW TO SELL SHARES

 SELLING SHARE TO SELL SOME OR ALL OF YOUR SHARES
------------- -------------------------------------------------------------------
 By Wire       . Wire requests are sent to your linked bank account same day if your request to redeem is received before that Fund's close.
               . Wire requests are sent to your linked bank account next day if your request to redeem from a Fund is received before the
                 NYSE close.
------------- -------------------------------------------------------------------
 By Internet   Visit our Web site at www.wellsfargo.com/advantagefunds
------------- ------------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES

     . PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

     . CDSC OR REDEMPTION FEES. Your redemption proceeds are net of any applicable CDSC and/or redemption fees.

     . FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

     . WIRE FEES. We reserve the right to charge a fee for wiring funds and to waive any such fee for shareholders with account balances in excess of $100,000. Please contact your bank to find out about any charges that they may assess for an incoming wire transfer.

     . RIGHT TO DELAY PAYMENT. We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through Electronic Funds Transfer or the Automatic Investment Plan have been finally collected. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Payments may be held up to 7 days for redemptions of shares purchased by check or through Electronic Funds Transfer. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     . RETIREMENT AND OTHER PLANS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

     . MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 30 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

                                                           HOW TO SELL SHARES 59

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

..    In general, exchanges may be made between like share classes of any Wells
     Fargo Advantage Fund offered to the general public for investment. However, there are a couple of exceptions to this:
     . Class A shares of non-money market funds may also be exchanged for Service Class shares of any money market fund;
     . Class C shares of non-money market funds may be exchanged for Class A shares of the Wells Fargo Advantage Money Market Fund. Such exchanged Class C shares may only be re-exchanged for Class C shares of non-money market funds. . You should carefully read the prospectus for the Fund into which you wish to exchange.
..    Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.
..    If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.
..    Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.
..    Class B and Class C share exchanges will not trigger the CDSC. The new shares will continue to age according to their original schedule while in the new Fund and will be charged the CDSC applicable to the original shares upon redemption.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds' policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

60 HOW TO EXCHANGE SHARES

Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. The Fund has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds' policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Fund and discussed in this Prospectus. The Fund may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where the Fund reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

                                                       HOW TO EXCHANGE SHARES 61

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

..    AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.
..    AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.
..    SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

          .    must have a Fund account valued at $10,000 or more;

          .    must have your distributions reinvested; and

          .    may not simultaneously participate in the Automatic Investment
               Plan.

..    PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten days to establish a plan once we have received your instructions. It generally takes about five days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

HOUSEHOLDING
To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

PORTFOLIO HOLDINGS INFORMATION
A description of the Funds' policies and procedures with respect to disclosure of their portfolio holdings is available in the Funds' Statement of Additional Information and on the Funds' Web site at www.wellsfargo.com/advantagefunds.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

..    Individual Retirement Plans, including traditional IRAs and Roth IRAs.
..    Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s,
     Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS

62 ACCOUNT POLICIES

We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

STATEMENT REPRINTS
Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers ("PINs") and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 63

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds make distributions of any net investment income at least monthly and any realized net capital gains annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

..    AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.
..    CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.
..    BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.
..    DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

64 DISTRIBUTIONS

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you're an individual Fund shareholder, the portion of your distributions attributable to dividends received by your Fund from its investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. The Funds, however, generally do not expect to realize a material amount of such dividend income. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash, by check or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

                                                                        TAXES 65

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information. All performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

66 FINANCIAL HIGHLIGHTS

CALIFORNIA LIMITED-TERM TAX FREE FUND
CLASS A SHARES
For a share outstanding throughout each period

                                CLASS A SHARES-COMMENCED ON NOVEMBER 18, 1992
                                    JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
 FOR THE PERIOD ENDED:               2005            2004            2003            2002            2001
 NET ASSET VALUE, BEGINNING
  OF PERIOD                          $10.46          $10.74          $10.50          $10.33          $10.14
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                              0.28            0.23            0.25            0.31            0.41
  Net realized and
   unrealized gain (loss)
   on investments                      0.15           (0.22)           0.24            0.20            0.19
                                   --------        --------        --------        --------        --------
  Total income from
   investment operations               0.43            0.01            0.49            0.51            0.60
                                   --------        --------        --------        --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.27)          (0.23)          (0.25)          (0.31)          (0.41)
  Distributions from net
   realized gain                      (0.02)          (0.06)           0.00           (0.03)           0.00
  Total distributions                 (0.29)          (0.29)          (0.25)          (0.34)          (0.41)
                                   --------        --------        --------        --------        --------
 NET ASSET VALUE, END OF
  PERIOD                             $10.60          $10.46          $10.74          $10.50          $10.33
                                   ========        ========        ========        ========        ========
 TOTAL RETURN1                         4.20%           0.11%           4.74%           5.00%           6.01%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $52,029         $63,231         $99,568         $70,142         $46,157
  Ratios to average net assets2:
  Ratio of expenses to
   average net assets                  0.85%           0.85%           0.81%           0.75%           0.75%
  Ratio of net investment
   income (loss) to
   average net assets                  2.63%           2.13%           2.35%           2.97%           3.90%
  Portfolio turnover rate4              111%             48%             64%             34%             49%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses2,3              1.08%           1.05%           0.99%           1.24%           1.12%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2    Ratios shown for periods of less than one year are annualized.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                         FINANCIAL HIGHLIGHTS 67

CALIFORNIA LIMITED-TERM TAX FREE FUND
CLASS C SHARES
For a share outstanding throughout each period

                   CLASS C SHARES-COMMENCED ON AUGUST 30, 2002
                                    JUNE 30,          JUNE 30,         JUNE 30,
 FOR THE PERIOD ENDED:               2005              2004              2003

 NET ASSET VALUE, BEGINNING
  OF PERIOD                          $10.46            $10.74            $10.63
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
  (loss)                               0.20              0.15              0.13
  Net realized and
   unrealized gain (loss)
   on investments                      0.14             (0.22)             0.11
                                  ---------         ---------         ---------
  Total income from
   investment
   operations                          0.34             (0.07)             0.24
                                  ---------         ---------         ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment
   income                             (0.19)            (0.15)            (0.13)
  Distributions from net
    realized gain                     (0.02)            (0.06)             0.00
  Total distributions                 (0.21)            (0.21)            (0.13)
                                  ---------         ---------         ---------
 NET ASSET VALUE, END OF
  PERIOD                             $10.59            $10.46            $10.74
                                  =========         =========         =========

 TOTAL RETURN1                         3.33%            (0.64)%            2.26%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
  (000s)                            $10,273           $11,523           $11,301
  Ratios to average net assets2:
  Ratio of expenses to
   average net assets                  1.60%             1.60%             1.60%
  Ratio of net investment
   income (loss) to
   average net assets                  1.88%             1.41%             1.39%
  Portfolio turnover rate4              111%               48%               64%
  Ratio of expenses to
   average net assets
   prior to waived fees and
   reimbursed
   expenses2,3                         1.83%             1.80%             1.79%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2    Ratios shown for periods of less than one year are annualized.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

68 FINANCIAL HIGHLIGHTS

CALIFORNIA TAX FREE FUND
CLASS A SHARES
For a share outstanding throughout each period

                                   CLASS A SHARES-COMMENCED ON OCTOBER 6, 1988
                                    JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,
 FOR THE PERIOD ENDED:               2005             2004             2003             2002             2001
 NET ASSET VALUE, BEGINNING
  OF PERIOD                           $11.01           $11.57           $11.29           $11.24           $10.77
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                               0.49             0.50             0.51             0.55             0.54
  Net realized and
   unrealized gain (loss)
   on investments                       0.56            (0.46)            0.33             0.10             0.47
                                    --------         --------         --------         --------         --------
  Total income from
   investment operations                1.05             0.04             0.84             0.65             1.01
                                    --------         --------         --------         --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.49)           (0.50)           (0.53)           (0.54)           (0.54)
  Distributions from net
   realized gain                       (0.06)           (0.10)           (0.03)           (0.06)            0.00
  Total distributions                  (0.55)           (0.60)           (0.56)           (0.60)           (0.54)
                                    --------         --------         --------         --------         --------
 NET ASSET VALUE, END OF
  PERIOD                              $11.51           $11.01           $11.57           $11.29           $11.24
                                    ========         ========         ========         ========         ========
 TOTAL RETURN1                          9.72%            0.41%            7.77%            5.67%            9.53%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $371,633         $357,779         $398,186         $386,927         $379,359
  Ratios to average net assets:
  Ratio of expenses to
   average net assets                   0.80%            0.80%            0.79%            0.77%            0.77%
  Ratio of net investment
   income (loss) to
   average net assets                   4.36%            4.46%            4.60%            4.86%            4.82%
  Portfolio turnover rate3                30%              41%              34%              31%              52%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses2                 1.05%            1.03%            0.95%            0.90%            0.90%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                         FINANCIAL HIGHLIGHTS 69

CALIFORNIA TAX FREE FUND
CLASS B SHARES
For a share outstanding throughout each period

                                  CLASS B SHARES-COMMENCED ON DECEMBER 15, 1997
                                    JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,
 FOR THE PERIOD ENDED:               2005             2004             2003             2002             2001
 NET ASSET VALUE, BEGINNING
  OF PERIOD                          $11.22           $11.79            $11.51           $11.46           $10.97
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                              0.40             0.41              0.42             0.48             0.46
  Net realized and
   unrealized gain (loss)
   on investments                      0.58            (0.46)             0.33             0.09             0.49
                                   --------         --------          --------         --------         --------
  Total income from
   investment operations               0.98            (0.05)             0.75             0.57             0.95
                                   --------         --------          --------         --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.40)           (0.41)            (0.44)           (0.46)           (0.46)
  Distributions from net
   realized gain                      (0.06)           (0.11)            (0.03)           (0.06)            0.00
  Total distributions                 (0.46)           (0.52)            (0.47)           (0.52)           (0.46)
                                   --------         --------          --------         --------         --------
 NET ASSET VALUE, END OF
  PERIOD                             $11.74           $11.22            $11.79           $11.51           $11.46
                                   ========         ========          ========         ========         ========
 TOTAL RETURN1                         8.90%           (0.43)%            6.87%            4.88%            8.81%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $66,182          $91,719          $140,419         $146,487         $137,484
  Ratios to average net assets:
  Ratio of expenses to
   average net assets                  1.55%            1.55%             1.54%            1.52%            1.51%
  Ratio of net investment
   income (loss) to
   average net assets                  3.52%            3.60%             3.81%            3.95%            4.06%
  Portfolio turnover rate3               30%              41%               34%              31%              52%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses2                1.79%            1.77%             1.71%            1.66%            1.63%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

70 FINANCIAL HIGHLIGHTS

CALIFORNIA TAX FREE FUND
CLASS C SHARES
For a share outstanding throughout each period

                                  CLASS B SHARES-COMMENCED ON DECEMBER 15, 1997
                                    JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,
 FOR THE PERIOD ENDED:               2005             2004             2003             2002             2001
 NET ASSET VALUE, BEGINNING
  OF PERIOD                          $11.22           $11.79            $11.51           $11.46           $10.97
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                              0.40             0.41              0.42             0.48             0.46
  Net realized and
   unrealized gain (loss)
   on investments                      0.58            (0.46)             0.33             0.09             0.49
                                   --------         --------          --------         --------         --------
  Total income from
   investment operations               0.98            (0.05)             0.75             0.57             0.95
                                   --------         --------          --------         --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.40)           (0.41)            (0.44)           (0.46)           (0.46)
  Distributions from net
   realized gain                      (0.06)           (0.11)            (0.03)           (0.06)            0.00
  Total distributions                 (0.46)           (0.52)            (0.47)           (0.52)           (0.46)
                                   --------         --------          --------         --------         --------
 NET ASSET VALUE, END OF
  PERIOD                             $11.74           $11.22            $11.79           $11.51           $11.46
                                   ========         ========          ========         ========         ========
 TOTAL RETURN1                         8.90%           (0.43)%            6.87%            4.88%            8.81%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $66,182          $91,719          $140,419         $146,487         $137,484
  Ratios to average net assets:
  Ratio of expenses to
   average net assets                  1.55%            1.55%             1.54%            1.52%            1.51%
  Ratio of net investment
   income (loss) to
   average net assets                  3.52%            3.60%             3.81%            3.95%            4.06%
  Portfolio turnover rate3               30%              41%               34%              31%              52%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses2                1.79%            1.77%             1.71%            1.66%            1.63%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                         FINANCIAL HIGHLIGHTS 71

COLORADO TAX FREE FUND
CLASS A SHARES
For a share outstanding throughout each period

                                  CLASS A SHARES-COMMENCED ON JUNE 1, 1993
                                    JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
 FOR THE PERIOD ENDED:               2005            2004            2003            2002            2001
 NET ASSET VALUE, BEGINNING
  OF PERIOD                          $10.64          $11.01          $10.61          $10.39           $9.83
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                              0.46            0.47            0.50            0.53            0.55
  Net realized and
   unrealized gain (loss)
   on investments                      0.30           (0.37)           0.40            0.22            0.56
                                   --------        --------        --------        --------         -------
  Total income from
   investment operations               0.76            0.10            0.90            0.75            1.11
                                   --------        --------        --------        --------         -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.46)          (0.47)          (0.50)          (0.53)          (0.55)
  Distributions from net
   realized gain                       0.00            0.00            0.00            0.00            0.00
  Total distributions                 (0.46)          (0.47)          (0.50)          (0.53)          (0.55)
                                   --------        --------        --------        --------         -------
 NET ASSET VALUE, END OF
  PERIOD                             $10.94          $10.64          $11.01          $10.61          $10.39
                                   ========        ========        ========        ========        ========
 TOTAL RETURN1                         7.24%           0.93%           8.62%           7.34%          11.54%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $50,410         $51,120         $59,877         $58,152         $48,274
  Ratios to average net assets:
  Ratio of expenses to
   average net assets                  0.85%           0.85%           0.77%           0.60%           0.60%
  Ratio of net investment
   income (loss) to
   average net assets                  4.24%           4.37%           4.60%           5.01%           5.36%
  Portfolio turnover rate3               33%             31%             37%             28%             37%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses
   (annualized)2                       1.07%           1.06%           0.99%           0.96%           0.96%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

72 FINANCIAL HIGHLIGHTS

COLORADO TAX FREE FUND
CLASS B SHARES
For a share outstanding throughout each period

                                 CLASS B SHARES-COMMENCED ON AUGUST 2, 1993
                                   JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
 FOR THE PERIOD ENDED:              2005            2004            2003            2002            2001
 NET ASSET VALUE, BEGINNING
  OF PERIOD                         $10.65          $11.02          $10.63          $10.41           $9.85
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                             0.38            0.39            0.42            0.45            0.48
  Net realized and
   unrealized gain (loss)
   on investments                     0.30           (0.37)           0.39            0.22            0.56
                                  --------        --------        --------        --------         -------
  Total income from
   investment operations              0.68            0.02            0.81            0.67            1.04
                                  --------        --------        --------        --------         -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.38)          (0.39)          (0.42)          (0.45)          (0.48)
  Distributions from net
   realized gain                      0.00            0.00            0.00            0.00            0.00
  Total distributions                (0.38)          (0.39)          (0.42)          (0.45)          (0.48)
                                  --------        --------        --------        --------         -------
 NET ASSET VALUE, END OF
  PERIOD                            $10.95          $10.65          $11.02          $10.63          $10.41
                                  ========        ========        ========        ========        ========
 TOTAL RETURN1                        6.43%           0.17%           7.70%           6.53%          10.69%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $9,095         $10,672         $14,368         $12,540         $10,177
  Ratios to average net assets:
  Ratio of expenses to
   average net assets                 1.60%           1.60%           1.52%           1.35%           1.35%
  Ratio of net investment
   income (loss) to
   average net assets                 3.49%           3.62%           3.83%           4.25%           4.58%
  Portfolio turnover rate3              33%             31%             37%             28%             37%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses
   (annualized)2                      1.82%           1.81%           1.76%           1.77%           1.77%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                         FINANCIAL HIGHLIGHTS 73

MINNESOTA TAX FREE FUND
CLASS A SHARES
For a share outstanding throughout each period

                                CLASS A SHARES-COMMENCED ON JANUARY 12, 1988
                                    JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
 FOR THE PERIOD ENDED:               2005            2004            2003            2002            2001
 NET ASSET VALUE, BEGINNING
  OF PERIOD                          $10.89          $11.27          $10.84          $10.67          $10.18
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                              0.45            0.46            0.47            0.52            0.54
  Net realized and
   unrealized gain (loss)
   on investments                      0.30           (0.39)           0.43            0.17            0.49
                                   --------        --------        --------        --------        --------
  Total income from
   investment operations               0.75            0.07            0.90            0.69            1.03
                                   --------        --------        --------        --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.44)          (0.45)          (0.47)          (0.52)          (0.54)
  Distributions from net
   realized gain                      (0.05)           0.00            0.00            0.00            0.00
  Total distributions                 (0.49)          (0.45)          (0.47)          (0.52)          (0.54)
                                   --------        --------        --------        --------        --------
 NET ASSET VALUE, END OF
  PERIOD                             $11.15          $10.89          $11.27          $10.84          $10.67
                                   ========        ========        ========        ========        ========
 TOTAL RETURN1                         7.06%           0.61%           8.49%           6.58%          10.32%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $37,829         $37,468         $41,485         $40,585         $34,424
  Ratios to average net assets3:
  Ratio of expenses to
   average net assets                  0.85%           0.85%           0.77%           0.60%           0.60%
  Ratio of net investment
   income (loss) to
   average net assets                  4.06%           4.11%           4.27%           4.81%           5.11%
  Portfolio turnover rate4               18%             12%             23%             28%             18%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses2,3              1.06%           1.04%           0.98%           1.03%           1.10%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3    Ratios shown for periods of less than one year are annualized.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

74 FINANCIAL HIGHLIGHTS

MINNESOTA TAX FREE FUND
CLASS B SHARES
For a share outstanding throughout each period

                                  CLASS B SHARES-COMMENCED ON AUGUST 6, 1993
                                    JUNE 30,         JUNE 30,         JUNE 30,        JUNE 30,        JUNE 30,
 FOR THE PERIOD ENDED:               2005             2004             2003            2002            2001
 NET ASSET VALUE, BEGINNING
  OF PERIOD                          $10.89           $11.27           $10.84          $10.67          $10.18
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                              0.38             0.37             0.39            0.44            0.46
  Net realized and
   unrealized gain (loss)
   on investments                      0.29            (0.39)            0.43            0.17            0.49
                                   --------         --------         --------        --------        --------
  Total income from
   investment operations               0.67            (0.02)            0.82            0.61            0.95
                                   --------         --------         --------        --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.36)           (0.36)           (0.39)          (0.44)          (0.46)
  Distributions from net
   realized gain                      (0.05)            0.00             0.00            0.00            0.00
  Total distributions                 (0.41)           (0.36)           (0.39)          (0.44)          (0.46)
                                   --------         --------         --------        --------        --------
 NET ASSET VALUE, END OF
  PERIOD                             $11.15           $10.89           $11.27          $10.84          $10.67
                                   ========         ========         ========        ========        ========
 TOTAL RETURN1                         6.27%           (0.14)%           7.68%           5.79%           9.50%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $10,987          $15,059          $22,012         $20,310         $19,491
  Ratios to average net assets3:
  Ratio of expenses to
   average net assets                  1.60%            1.60%            1.52%           1.35%           1.35%
  Ratio of net investment
   income (loss) to
   average net assets                  3.31%            3.36%            3.51%           4.05%           4.36%
  Portfolio turnover rate4               18%              12%              23%             28%             18%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses2,3              1.81%            1.79%            1.71%           1.75%           1.81%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3    Ratios shown for periods of less than one year are annualized.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                         FINANCIAL HIGHLIGHTS 75

MINNESOTA TAX FREE FUND
CLASS C SHARES
For a share outstanding throughout each period

     CLASS C SHARES-COMMENCED ON APRIL 11, 2005
                                            JUNE 30,
 FOR THE PERIOD ENDED:                        2005

 NET ASSET VALUE, BEGINNING
  OF PERIOD                                  $10.97
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
  (loss)                                       0.08
  Net realized and
   unrealized gain (loss)
   on investments                              0.18
                                 ------------------
  Total income from
   investment
   operations                                  0.26
                                 ------------------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment
   income                                     (0.08)
  Distributions from net                       0.00
  realized gain
  Total distributions                         (0.08)
                                 ------------------
 NET ASSET VALUE, END OF
  PERIOD                                     $11.15
                                 ==================

 TOTAL RETURN1                                 2.38%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
  (000s)                                       $389
  Ratios to average net assets3:
  Ratio of expenses to
  average net assets                           1.60%
  Ratio of net investment
   income (loss) to
   average net assets                          3.36%
  Portfolio turnover rate4                       18%
  Ratio of expenses to
   average net assets
   prior to waived fees and
   reimbursed
   expenses2,3                                 1.82%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3    Ratios shown for periods of less than one year are annualized.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

76 FINANCIAL HIGHLIGHTS

MUNICIPAL BOND FUND
CLASS A SHARES
For a share outstanding throughout each period

      CLASS A SHARES-COMMENCED ON APRIL 11, 2005
                                             JUNE 30,
 FOR THE PERIOD ENDED:                         2005

 NET ASSET VALUE, BEGINNING
  OF PERIOD                                     $9.43
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                   0.09
  Net realized and
   unrealized gain (loss)
   on investments                                0.17
                                    -----------------
  Total income from
   investment
   operations                                    0.26
                                    -----------------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment
   income                                       (0.09)
  Distributions from net
   realized gain                                 0.00
  Total distributions                           (0.09)
                                    -----------------
 NET ASSET VALUE, END OF
  PERIOD                                        $9.60
                                   =================

 TOTAL RETURN1                                   2.82%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
  (000s)                                     $141,868
  Ratios to average net assets2:
  Ratio of expenses to
  average net assets                             0.85%
  Ratio of net investment
   income (loss) to
   average net assets                            4.48%
  Portfolio turnover rate4                         68%
  Ratio of expenses to
   average net assets
   prior to waived fees and
   reimbursed
   expenses2,3                                   1.08%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2    Ratios shown for periods of less than one year are annualized.
3 During this period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                         FINANCIAL HIGHLIGHTS 77

MUNICIPAL BOND FUND
CLASS B SHARES
For a share outstanding throughout each period

      CLASS B SHARES-COMMENCED ON APRIL 11, 2005
                                             JUNE 30,
 FOR THE PERIOD ENDED:                         2005

 NET ASSET VALUE, BEGINNING
  OF PERIOD                                    $9.43
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                  0.08
  Net realized and
   unrealized gain (loss)
   on investments                               0.17
                                   -----------------
  Total income from
   investment
   operations                                   0.25
                                   -----------------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment
   income                                      (0.08)
  Distributions from net
   realized gain                                0.00
  Total distributions                          (0.08)
                                   -----------------
 NET ASSET VALUE, END OF
  PERIOD                                       $9.60
                                   =================

 TOTAL RETURN1                                  2.65%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
  (000s)                                     $22,680
  Ratios to average net assets2:
  Ratio of expenses to
  average net assets                            1.60%
  Ratio of net investment
   income (loss) to
   average net assets                           3.74%
  Portfolio turnover rate4                        68%
  Ratio of expenses to
   average net assets
   prior to waived fees and
   reimbursed
   expenses2,3                                  1.83%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2    Ratios shown for periods of less than one year are annualized.
3 During this period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

78 FINANCIAL HIGHLIGHTS

MUNICIPAL BOND FUND
CLASS C SHARES
For a share outstanding throughout each period

     CLASS C SHARES-COMMENCED ON APRIL 11, 2005
                                            JUNE 30,
 FOR THE PERIOD ENDED:                       2005

 NET ASSET VALUE, BEGINNING
  OF PERIOD                                   $9.43
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
  (loss)                                       0.08
  Net realized and
   unrealized gain (loss)
   on investments                              0.17
                                  -----------------
  Total income from
   investment
   operations                                  0.25
                                  -----------------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment
   income                                     (0.08)
  Distributions from net
   realized gain                               0.00
  Total distributions                         (0.08)
                                  -----------------
 NET ASSET VALUE, END OF
  PERIOD                                      $9.60
                                  =================

 TOTAL RETURN1                                 2.65%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                                    $1,966
  Ratios to average net assets2:
  Ratio of expenses to
   average net assets                          1.60%
  Ratio of net investment
   income (loss) to
   average net assets                          3.73%
  Portfolio turnover rate4                       68%
  Ratio of expenses to
   average net assets
   prior to waived fees and
   reimbursed
   expenses2,3                                 1.83%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2    Ratios shown for periods of less than one year are annualized.
3 During this period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                         FINANCIAL HIGHLIGHTS 79

NATIONAL LIMITED-TERM TAX FREE FUND
CLASS A SHARES
For a share outstanding throughout each period

            CLASS A SHARES-COMMENCED ON JANUARY 30, 2004
                                      JUNE 30,            JUNE 30,
 FOR THE PERIOD ENDED:                 2005                2004

 NET ASSET VALUE, BEGINNING
  OF PERIOD                            $10.81              $11.03
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)           0.28                0.10
  Net realized and
   unrealized gain (loss)
   on investments                        0.00               (0.22)
                                 ------------        ------------
  Total income from
   investment operations                 0.28               (0.12)
                                  ------------        ------------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                    (0.28)              (0.10)

  Distributions from net
   realized gain                         0.00                0.00
  Total distributions                   (0.28)              (0.10)
                                 ------------        ------------
 NET ASSET VALUE, END OF
  PERIOD                               $10.81              $10.81
                                 ============        ============

 TOTAL RETURN1                           2.61%              (1.20)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                              $3,978              $1,147
  Ratios to average net assets2:
  Ratio of expenses to
   average net assets                    0.85%               0.85%
  Ratio of net investment
   income (loss) to
   average net assets                    2.61%               2.15%
  Portfolio turnover rate4                 26%                 24%
  Ratio of expenses to
   average net assets
   prior to waived fees and
   reimbursed expenses2,3                1.14%               1.05%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2    Ratios shown for periods of less than one year are annualized.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

80 FINANCIAL HIGHLIGHTS

NATIONAL LIMITED-TERM TAX FREE FUND
CLASS B SHARES
For a share outstanding throughout each period

            CLASS B SHARES-COMMENCED ON JANUARY 30, 2004
                                      JUNE 30,            JUNE 30,
 FOR THE PERIOD ENDED:                 2005                2004

 NET ASSET VALUE, BEGINNING
  OF PERIOD                            $10.80              $11.03
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)           0.20                0.07
  Net realized and
   unrealized gain (loss)
   on investments                        0.00               (0.23)
                                 ------------        ------------
  Total income from
    investment
    operations                           0.20               (0.16)
                                 ------------        ------------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment
   income                               (0.20)              (0.07)
  Distributions from net
  realized gain                          0.00                0.00
  Total distributions                   (0.20)              (0.07)
                                 ------------        ------------
 NET ASSET VALUE, END OF
  PERIOD                               $10.80              $10.80
                                 ============        ============

 TOTAL RETURN1                           1.85%              (1.57)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
  (000s)                                 $759                $628
  Ratios to average net assets2:
  Ratio of expenses to
  average net assets                     1.60%               1.60%
  Ratio of net investment
   income (loss) to
   average net assets                    1.85%               1.52%
  Portfolio turnover rate4                 26%                 24%
  Ratio of expenses to
   average net assets
   prior to waived fees and
   reimbursed
   expenses2,3                           1.88%               1.82%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2    Ratios shown for periods of less than one year are annualized.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                         FINANCIAL HIGHLIGHTS 81

NATIONAL LIMITED-TERM TAX FREE FUND
CLASS C SHARES
For a share outstanding throughout each period

            CLASS C SHARES-COMMENCED ON JANUARY 30, 2004
                                      JUNE 30,            JUNE 30,
 FOR THE PERIOD ENDED:                 2005                2004

 NET ASSET VALUE, BEGINNING
  OF PERIOD                            $10.79              $11.03
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)           0.20                0.06
  Net realized and
   unrealized gain (loss)
   on investments                        0.01               (0.24)
                                 ------------        ------------
  Total income from
   investment
   operations                            0.21               (0.18)
                                 ------------        ------------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment
   income                               (0.20)              (0.06)
  Distributions from net
  realized gain                          0.00                0.00
  Total distributions                   (0.20)              (0.06)
                                 ------------        ------------
 NET ASSET VALUE, END OF
  PERIOD                               $10.80              $10.79
                                 ============        ============

 TOTAL RETURN1                           1.95%              (1.69)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
  (000s)                                 $960                $163
  Ratios to average net assets2:
  Ratio of expenses to
  average net assets                     1.60%               1.60%
  Ratio of net investment
   income (loss) to
   average net assets                    1.89%               1.36%
  Portfolio turnover rate4                 26%                 24%
  Ratio of expenses to
   average net assets
   prior to waived fees and
   reimbursed
   expenses2,3                           1.89%               1.79%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2    Ratios shown for periods of less than one year are annualized.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

82 FINANCIAL HIGHLIGHTS

NATIONAL TAX FREE FUND
CLASS A SHARES
For a share outstanding throughout each period

                                   CLASS A SHARES-COMMENCED ON AUGUST 1, 1989
                                    JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,
 FOR THE PERIOD ENDED:               2005             2004             2003             2002             2001
 NET ASSET VALUE, BEGINNING
  OF PERIOD                           $10.16           $10.53           $10.29           $10.21           $9.72
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                               0.45             0.45             0.50             0.52            0.54
  Net realized and
   unrealized gain (loss)
   on investments                       0.45            (0.37)            0.23             0.08            0.49
                                    --------         --------         --------         --------         -------
  Total income from
   investment operations                0.90             0.08             0.73             0.60            1.03
                                    --------         --------         --------         --------         -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.45)           (0.45)           (0.49)           (0.52)          (0.54)
  Distributions from net
   realized gain                        0.00             0.00             0.00             0.00            0.00
  Total distributions                  (0.45)           (0.45)           (0.49)           (0.52)          (0.54)
                                    --------         --------         --------         --------         -------
 NET ASSET VALUE, END OF
  PERIOD                              $10.61           $10.16           $10.53           $10.29          $10.21
                                    ========         ========         ========         ========        ========
 TOTAL RETURN1                          9.06%            0.76%            7.20%            5.92%          10.90%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $101,814         $103,469         $113,616         $120,439         $77,273
  Ratios to average net assets:
  Ratio of expenses to
   average net assets                   0.85%            0.85%            0.83%            0.80%           0.80%
  Ratio of net investment
   income (loss) to
   average net assets                   4.38%            4.35%            4.74%            5.09%           5.33%
  Portfolio turnover rate3                59%              63%              37%              39%             27%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses2                 1.04%            1.03%            0.95%            0.93%           0.96%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                         FINANCIAL HIGHLIGHTS 83

NATIONAL TAX FREE FUND
CLASS B SHARES
For a share outstanding throughout each period

                                 CLASS B SHARES-COMMENCED ON AUGUST 6, 1993
                                    JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
 FOR THE PERIOD ENDED:               2005            2004            2003            2002            2001
 NET ASSET VALUE, BEGINNING
  OF PERIOD                          $10.16          $10.53          $10.29          $10.21           $9.72
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                              0.39            0.38            0.42            0.45            0.46
  Net realized and
   unrealized gain (loss)
   on investments                      0.44           (0.38)           0.23            0.08            0.49
                                   --------        --------        --------        --------         -------
  Total income from
   investment operations               0.83            0.00            0.65            0.53            0.95
                                   --------        --------        --------        --------         -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.38)          (0.37)          (0.41)          (0.45)          (0.46)
  Distributions from net
   realized gain                       0.00            0.00            0.00            0.00            0.00
  Total distributions                 (0.38)          (0.37)          (0.41)          (0.45)          (0.46)
                                   --------        --------        --------        --------         -------
 NET ASSET VALUE, END OF
  PERIOD                             $10.61          $10.16          $10.53          $10.29          $10.21
                                   ========        ========        ========        ========        ========
 TOTAL RETURN1                         8.24%           0.01%           6.40%           5.13%          10.07%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $24,488         $31,420         $48,540         $51,754         $28,271
  Ratios to average net assets:
  Ratio of expenses to
   average net assets                  1.60%           1.60%           1.58%           1.55%           1.55%
  Ratio of net investment
   income (loss) to
   average net assets                  3.62%           3.61%           3.98%           4.34%           4.56%
  Portfolio turnover rate3               59%             63%             37%             39%             27%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses2                1.79%           1.78%           1.70%           1.69%           1.72%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

84 FINANCIAL HIGHLIGHTS

NATIONAL TAX FREE FUND
CLASS C SHARES
For a share outstanding throughout each period

                              CLASS C SHARES-COMMENCED ON NOVEMBER 8, 1999
                                   JUNE 30,       JUNE 30,        JUNE 30,        JUNE 30,       JUNE 30,
 FOR THE PERIOD ENDED:              2005           2004            2003            2002           2001
 NET ASSET VALUE, BEGINNING
  OF PERIOD                         $10.16         $10.53          $10.29          $10.21          $9.73
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                             0.39           0.38            0.42            0.45           0.46
  Net realized and
   unrealized gain (loss)
   on investments                     0.44          (0.38)           0.23            0.08           0.48
                                  --------       --------        --------        --------        -------
  Total income from
   investment operations              0.83           0.00            0.65            0.53           0.94
                                  --------       --------        --------        --------        -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.38)         (0.37)          (0.41)          (0.45)         (0.46)
  Distributions from net
   realized gain                      0.00           0.00            0.00            0.00           0.00
  Total distributions                (0.38)         (0.37)          (0.41)          (0.45)         (0.46)
                                  --------       --------        --------        --------        -------
 NET ASSET VALUE, END OF
  PERIOD                            $10.61         $10.16          $10.53          $10.29         $10.21
                                  ========       ========        ========        ========       ========
 TOTAL RETURN1                        8.25%          0.02%           6.40%           5.13%          9.96%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $8,497         $9,829         $15,161         $11,343         $9,319
  Ratios to average net assets:
  Ratio of expenses to
   average net assets                 1.60%          1.60%           1.58%           1.55%          1.55%
  Ratio of net investment
   income (loss) to
   average net assets                 3.63%          3.62%           3.95%           4.32%          4.55%
  Portfolio turnover rate3              59%            63%             37%             39%            27%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses2               1.79%          1.78%           1.71%           1.68%          1.73%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                         FINANCIAL HIGHLIGHTS 85

SHORT-TERM MUNICIPAL BOND FUND
CLASS C SHARES
For a share outstanding throughout each period

                  CLASS C SHARES-COMMENCED ON JANUARY 31, 2003
                                   JUNE 30,        OCTOBER 31,      OCTOBER 31,
 FOR THE PERIOD ENDED:              20053            2004               2003

 NET ASSET VALUE, BEGINNING
  OF PERIOD                          $9.84             $9.83              $9.79
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                             0.13              0.19               0.16
  Net realized and
   unrealized gain (loss)
   on investments                    (0.02)             0.01               0.04
                                  --------         ---------          ---------
  Total income from
   investment
   operations                         0.11              0.20               0.20
                                  --------         ---------          ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment
   income                            (0.13)            (0.19)             (0.16)
  Distributions from net
   realized gain                     0.004              0.00               0.00
  Total distributions                (0.13)            (0.19)             (0.16)
                                  --------         ---------          ---------
 NET ASSET VALUE, END OF
  PERIOD                             $9.82             $9.84              $9.83
                                  ========         =========          =========

 TOTAL RETURN1                        1.16%             2.08%              2.10%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period         $8,228            $6,982             $2,869
   (000s)
  Ratios to average net assets2:
  Ratio of expenses to                1.73%             1.79%              1.88%
  average net assets
  Ratio of net investment
   income (loss) to
   average net assets                 1.98%             1.96%              2.05%
  Portfolio turnover rate5              75%               69%                84%
  Ratio of expenses to
   average net assets
   prior to waived fees and
   reimbursed
   expenses2,6                        1.78%             1.82%              1.91%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2    Ratios shown for periods of less than one year are annualized.
3    The Fund changed its fiscal year end from October 31 to June 30.
4    Amount calculated is less than $0.005.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
6 During each period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratios in the absence of any waivers and/or reimbursements.

86 FINANCIAL HIGHLIGHTS

WISCONSIN TAX FREE FUND
CLASS C SHARES
For a share outstanding throughout each period

                  CLASS C SHARES-COMMENCED ON DECEMBER 26, 2002
                                   JUNE 30,        OCTOBER 31,       OCTOBER 31,
 FOR THE PERIOD ENDED:              20054            2004               2003

 NET ASSET VALUE, BEGINNING
  OF PERIOD                         $10.80            $10.69             $10.60
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                             0.21              0.32               0.26
  Net realized and
   unrealized gain (loss)
   on investments                     0.06              0.16               0.09
                                 ---------        ----------         ----------
  Total income from
   investment
   operations                         0.27              0.48               0.35
                                 ---------        ----------         ----------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment
   income                            (0.21)            (0.32)             (0.26)
  Distributions from net
   realized gain                     (0.16)            (0.05)              0.00
  Total distributions                (0.37)            (0.37)             (0.26)
                                 ---------        ----------         ----------
 NET ASSET VALUE, END OF
 PERIOD                             $10.70            $10.80             $10.69
                                 =========        ==========         ==========

 TOTAL RETURN1                        2.60%             4.54%              3.28%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $2,583            $2,380             $2,704
  Ratios to average net assets2:
  Ratio of expenses to
   average net assets                 1.49%             1.50%              1.50%
  Ratio of net investment
   income (loss) to
   average net assets                 2.97%             3.00%              2.71%
  Portfolio turnover rate5              24%               17%                54%
  Ratio of expenses to
   average net assets
   prior to waived fees and
   reimbursed
   expenses2, 3                       2.07%             2.10%              2.08%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2    Ratios shown for periods of less than one year are annualized.
3 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4    The Fund changed its fiscal year end from October 31 to June 30.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                         FINANCIAL HIGHLIGHTS 87

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semiannual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 800-222-8222
Retail Investment Professionals: 888-877-9275
Institutional Investment Professionals: 866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
{MAILING ADDRESS}

On the Internet:
http:// www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at http://www.sec.gov/.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]

                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                                  RT527020 10-06
                                                            105FAM/P1003 (10-06)
                                                          ICA Reg. No. 811-09253
(Copyright) 2006 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

                                NOVEMBER 1, 2006

                                   Prospectus

                              Institutional Class

WELLS FARGO ADVANTAGE FUNDSSM -  MUNICIPAL INCOME FUNDS

Ultra Short-Term Municipal Income Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY WELLS FARGO BANK, N.A. OR ANY OF ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUND
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES

Key Fund Information            3
Ultra Short-Term Municipal      4
  Income Fund
Summary of Principal            8
  Investment Risks

--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE FUND
INFORMATION ABOUT THE FUND'S ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY

About Wells Fargo Funds Trust   10
The Investment Adviser          10
The Sub-Adviser and             10
  Portfolio Managers
Dormant Multi-Manager           12
  Arrangement

--------------------------------------------------------------------------------

YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES

Pricing Fund Shares       13
How to Open an Account    15
How to Sell Shares        16
How to Exchange Shares    17
Account Policies          19

--------------------------------------------------------------------------------

OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions             21
Taxes                     22
Financial Highlights      23
For More Information   Back Cover

Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about a Fund within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC ("Funds Management"), the sub-adviser(s), or the portfolio managers. "We" may also refer to the Fund's other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

.. what the Fund is trying to achieve; and .. how we intend to invest your money.

This section also provides a summary of the Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Fund concerning "80% of the Fund's net assets" is a fundamental investment policy; that is, this investment policy may not be changed without approval by the holders of a majority (as defined under the Investment Company Act of 1940, as amended) of the outstanding voting secuities of the Fund.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for the Fund. A complete description of these and other risks is found in the "Summary of Principal Investment Risks" section.

                                                          KEY FUND INFORMATION 3

ULTRA SHORT-TERM MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Wendy Casetta
Lyle J. Fitterer, CFA, CPA

FUND INCEPTION:
11/30/1995
INSTITUTIONAL CLASS
Ticker: SMAIX

INVESTMENT OBJECTIVE
The Ultra Short-Term Municipal Income Fund seeks current income exempt from federal income tax consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

   . at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, but not necessarily the federal AMT;

   . up to 20% of the Fund's total assets in securities that pay interest subject to federal income tax, including federal AMT; and

   . up to 10% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in short-term municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, including federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's average effective maturity to be 1 year or less.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

4 ULTRA SHORT-TERM MUNICIPAL INCOME FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

      .  Active Trading Risk
      .  Debt Securities Risk
      .  Derivatives Risk
      .  High Yield Securities Risk
      .  Leverage Risk
      .  Liquidity Risk
      .  Management Risk
      .  Market Risk
      .  Mortgage- and Asset-Backed Securities Risk
      .  Municipal Securities Risk
      .  Regulatory Risk
      .  U.S. Government Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

                                        ULTRA SHORT-TERM MUNICIPAL INCOME FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

The was organized as the successor fund to the Strong Ultra Short-Term Municipal Income Fund, effective April 11, 2005.

[GRAPHIC APPEARS HERE]

                         Calendar Year Total Returns for the Institutional Class/1/
                                            as of 12/31 each year
1996       1997       1998       1999       2000       2001       2002       2003       2004       2005
4.87%      5.11%      4.57%      3.00%      4.06%      3.27%      3.32%      2.55%      0.88%      2.69%

             BEST AND WORST QUARTER

  Best Quarter:       Q3    1996       1.67%
  Worst Quarter:      Q4    2004      -0.14%

          The Fund's year-to-date performance through June 30, 2006, was 1.75%.

AVERAGE ANNUAL TOTAL RETURNS
 as of 12/31/05                      1 YEAR           5 YEARS     LIFE OF FUND
 INSTITUTIONAL CLASS1
  Returns Before Taxes                2.69%            2.54%             3.48%
  Returns After Taxes on              2.69%            2.54%             3.48%
  Distributions2
  Returns After Taxes on              2.83%            2.64%             3.36%
   Distributions and Sale of
   Fund Shares2
 LEHMAN BROTHERS 1-YEAR               x.xx%            x.xx%             x.xx%
   MUNICIPAL BOND INDEX3
   (reflects no deduction for
   expenses or taxes)

1 Performance for the Institutional Class shares of the Ultra Short-Term Municipal Income Fund prior to April 11, 2005, reflects the performance of the Institutional Class shares of the Strong Ultra Short-Term Municipal Income Fund, its predecessor fund, and prior to July 31, 2000, reflects the performance of the Investor Class shares of the Strong Ultra Short-Term Municipal Income Fund.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers 1-Year Municipal Bond Index is the 1-year component of the Lehman Brothers Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

6 ULTRA SHORT-TERM MUNICIPAL INCOME FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
  (fees paid directly from
  your investments)                      ALL FUNDS
  Maximum sales charge                      None
   (load) imposed on purchases
   (AS A PERCENTAGE OF THE
   OFFERING PRICE)
  Maximum deferred sales                    None
   charge (load)
   (AS A PERCENTAGE OF THE
   NAV AT PURCHASE)

         ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fees1                     0.39%
  Distribution (12b-1) Fees            0.00%
  Other Expenses2                      0.17%
  TOTAL ANNUAL FUND                    0.56%
  OPERATING EXPENSES
  Fee Waivers                          0.19%
  NET EXPENSES3                        0.37%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.40% for the first $500 million in assets; 0.35% for the next $500 million in assets; 0.30% for the next $2 billion in assets; 0.275% for the next $2 billion in assets; and 0.25% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through October 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

   . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
   .  Your investment has a 5% return each year;
   . You reinvest all dividends and distributions ; and . The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $  38
   3 Years     $ 160
   5 Years     $ 294
  10 Years     $ 683

                                        ULTRA SHORT-TERM MUNICIPAL INCOME FUND 7

SUMMARY OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks for the Fund are identified on the individual fund pages and are described below. Additional information about the principal risks is included the Statement of Additional Information.

ACTIVE TRADING RISK         Our active investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses and may generate higher short-term capital gains.
DEBT SECURITIES RISK        Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                            Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S.
                            Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk.
                            Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.
DERIVATIVES RISK            The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves than the underlying security or index from which it derives its value. In addition, derivatives may be susceptible to changes in yields or values due to their structure or contract terms.
HIGH YIELD SECURITIES RISK  High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-
                            grade, or are in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.
LEVERAGE RISK               Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK              A security may not be sold at the time desired or without adversely affecting the price.

8 SUMMARY OF PRINCIPAL INVESTMENT RISKS

MANAGEMENT RISK             We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                 The value of a security, and therefore the value of Fund shares' may be reduced by market activity. This is a basic risk associated with all securities.
MORTGAGE- AND ASSET-BACKED  Mortgage- and asset-backed securities are subject to certain additional risks. Rising interest
SECURITIES RISK             rates tend to extend the duration of the securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, debts securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.
MUNICIPAL SECURITIES RISK   Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers. The Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, a
                            Fund may own different obligations that pay interest based on the revenue of similar projects. Although the Fund strives to invest in municipal securities and other securities with interest that is exempt from federal income taxes, including federal alternative minimum tax
                            ("AMT"), some income earned by Fund investments may be subject to such taxes. The Fund takes advantage of tax laws that allow the income from certain investments to be exempted from federal income tax and, in some cases, state individual income tax. Tax authorities are paying increased attention to whether interest on municipal obligations is exempt from taxation, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. Capital gains, whether declared by the Fund or realized by the shareholder through the selling of Fund shares, are generally taxable.
REGULATORY RISK             Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
U.S. GOVERNMENT SECURITIES  Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                        be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Governement, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the
                            Department of Veterans Affairs. Government-related regulators (I.E., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association
                            ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by
                            FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

                                         SUMMARY OF PRINCIPAL INVESTMENT RISKS 9

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the "Board") supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Fund and approves the selection of various companies hired to manage the Fund's operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER
Funds Management, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as described in the Fund's table of Annual Fund Operating Expenses under "Management Fees". A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for the Fund is available in the Fund's annual report for the fiscal year ended June 30, 2006.

THE SUB-ADVISER AND PORTFOLIO MANAGERS
The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Fund. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Fund. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

==============================================================================================================================
WELLS CAPITAL MANAGEMENT      ("Wells Capital Management"), an affiliate of Funds Management, located at 525 Market Street,
 INCORPORATED                 San Francisco, CA 94105, is the sub-adviser for the Ultra Short-Term Municipal Income Fund. In this capacity, Wells Capital Management is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. Wells Capital
                              Managment is compensated for its services to the Funds by Funds Management from the fees Funds
                              Management receives for its services as adviser to the Fund.

WENDY CASETTA                 Ms. Casetta joined Wells Capital Management in January 2005 with the acquisition of
Ultra-Short Term              Strong Capital Management, Inc. ("SCM") where she was a senior research analyst and
 Municipal Income Fund        portfolio manager for the Municipal Credit Research Team. Prior to that, from August of
                              1994 to May of 1998, she was a fixed income trader and investment associate at
                              Barnett Capital Advisors. She began her career as an investment industry professional as a registered representative at Nicholas Company in 1993. Ms. Casetta earned her B.A.
                              degree in finance from University of Wisconsin-Oshkosh and her M.B.A degree in business administration from the University of North Florida.
==============================================================================================================================

10 ORGANIZATION AND MANAGEMENT OF THE FUND

==============================================================================================================================
LYLE J. FITTERER, CFA, CPA  Mr. Fitterer joined Wells Capital Management as a Portfolio Manager in 2005 where he
Ultra Short-Term            is Managing Director and head of the Fixed Income Team and Senior Portfolio
 Municipal Income Fund      Manager for Customized Fixed Income. Prior to joining Wells Capital Management he was with SCM since 1989 where he served as Director of Customized Fixed Income since 2000. He served first as a mutual fund accountant and later as an analyst and trader in the fixed income department, specializing in mortgage and asset-backed securities. He has also traded equity and derivative securities for SCM's hedge funds and equity mutual funds and was a portfolio manager from January 1996 to
                            November 1998 and returned to portfolio management in March 2000. He joined
                            Strong Institutional Client Services as Managing Director in November 1998, where he was responsible for overseeing the institutional and intermediary sales organization.
                            He received his B.S. degree in Accounting from the University of North Dakota.
==============================================================================================================================

                                      ORGANIZATION AND MANAGEMENT OF THE FUND 11

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for the Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

12 ORGANIZATION AND MANAGEMENT OF THE FUND

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or "NAV") for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a portfolio's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

                                                          PRICING FUND SHARES 13

--------------------------------------------------------------------------------
SHAREHOLDER SERVICING PLAN
The Fund has a shareholder servicing plan. Under this plan, the Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by the Fund for distribution and shareholder servicing, the Adviser, the Fund's distributor or their affiliates, may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.

In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, inclusion of the Fund on a selling agent's "preferred list"; providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to its clients; granting access to a selling agent's registered representatives; providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Fund's Adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Fund's Adviser, distributor,or their affiliates, subject to applicable NASD regulations.

More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.

14 PRICING FUND SHARES

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

Typically, Institutional Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Institutional Class shares of the Fund should contact an account representative at their Institution and should understand the following:

     . Share purchases are made through a customer account at an Institution in accordance with the terms of the customer account involved;

     . Institutions are usually the holders of record of Institutional Class shares held through customer accounts and maintain records reflecting their customers' beneficial ownership of the shares;

     . Institutions are responsible for transmitting their customers' purchase and redemption orders to the Fund and for delivering required payment on a timely basis;

     . Institutions are responsible for delivering shareholder communications and voting information from the Fund, and for transmitting shareholder voting instructions to the Fund; and

     . Institutions may require different minimum investment amounts. Please consult an account representative at your Institution for specifics.

     . All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

     . The Fund reserves the right to refuse or cancel a purchase or exchange order in cases where the acceptance of the order would, in the Fund's determination, adversely impact the normal management or operations of the Fund.

     . You begin to earn dividends on the business day after the transfer agent receives your purchase in proper form.

The following investors are eligible to purchase Institutional Class shares:

     . Employee benefit plan programs that have at least $10 million in plan assets;

     . Broker-dealer managed account or wrap programs that charge an asset based fee;

     . Registered investment adviser mutual fund wrap programs that charge an asset based fee;

     .    Internal Revenue Code Section 529 plans;

     . Fund of Funds managed by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/)

     . Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

     . Institutions who invest a minimum initial amount of $1 million in a Fund; and

     . Certain groups under certain circumstances as detailed in the Fund's Statement of Additional Information.

                                                       HOW TO OPEN AN ACCOUNT 15

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Institutional Class shares must be redeemed in accordance with the account agreement governing your customer account at your Institution. Please read the customer account agreement with your Institution for rules governing selling shares.

GENERAL NOTES FOR SELLING SHARES

     . We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff times are processed on the same business day.

     . Your shares earn dividends through the date of redemption. If you redeem shares on a Friday or prior to a holiday, shares will continue to earn dividends until the next business day.

     .    Redemption proceeds are usually wired to the redeeming
          Institution the following business day.

     . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through Electronic Funds Transfer have been collected. Payments may be held up to 7 days for check redemptions and for Electronic Funds Transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     . Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

     . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that are in addition to or supersede the directions in the Prospectus.

16 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

..    In general, exchanges may be made between like share classes of any Wells
     Fargo Advantage Fund offered to the general public for investment.

..    You should carefully read the prospectus for the Fund into which you wish to exchange.

..    Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

..    If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

..    Any exchange between Fund you already own must meet the minimum redemption and subsequent purchase amounts for the Fund involved.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Fund may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Fund actively discourages and takes steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund's policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Fund takes steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Fund's policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. The Fund has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the

                                                       HOW TO EXCHANGE SHARES 17
omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Fund's policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Fund and discussed in this Prospectus. The Fund may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where the Fund reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

18 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

HOUSEHOLDING
To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

PORTFOLIO HOLDINGS INFORMATION
A description of the Fund's policies and procedures with respect to disclosure of their portfolio holdings is available in the Fund's Statement of Additional Information and on the Fund's Web site at www.wellsfargo.com/advantagefunds.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

o  Individual Retirement Plans, including traditional IRAs and Roth IRAs.
o Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

STATEMENT REPRINTS
Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

                                                             ACCOUNT POLICIES 19

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers ("PINs") and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

20 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds make distributions of any net investment income at least monthly and any realized net capital gains at least annually. Please contact your institution for distribution options.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

                                                                DISTRIBUTIONS 21

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you're an individual Fund shareholder, the portion of your distributions attributable to dividends received by your Fund from its investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. The Funds, however, generally do not expect to realize a material amount of such dividend income. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash, by check or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

22 TAXES

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

                                                         FINANCIAL HIGHLIGHTS 23

ULTRA SHORT-TERM MUNICIPAL INCOME FUND
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                INSTITUTIONAL CLASS SHARES-COMMENCED ON JULY 31, 2000
                                 JUNE 30,     OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
 FOR THE PERIOD ENDED:            20053          2004           2003           2002           2001           2000
 NET ASSET VALUE, BEGINNING
  OF PERIOD                         $4.83          $4.87          $4.87          $4.94          $4.95         $4.95
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                            0.09           0.12           0.13           0.17           0.22          0.06
  Net realized and
   unrealized gain (loss)
   on investments                   (0.06)         (0.04)          0.01          (0.07)         (0.01)         0.00
                                   ------        -------        -------        -------        -------       -------
  Total income from
   investment operations             0.03           0.08           0.14           0.10           0.21          0.06
                                   ------        -------        -------        -------        -------       -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                (0.09)         (0.12)         (0.14)         (0.17)         (0.22)        (0.06)
  Distributions from net
   realized gain                     0.00           0.00           0.00           0.00           0.00          0.00
  Total distributions               (0.09)         (0.12)         (0.14)         (0.17)         (0.22)        (0.06)
                                   ------        -------        -------        -------        -------       -------
 NET ASSET VALUE, END OF
  PERIOD                            $4.77          $4.83          $4.87          $4.87          $4.94         $4.95
                                   ======        =======        =======        =======        =======       =======
 TOTAL RETURN1                       0.67%          1.65%          2.94%          2.13%          4.36%         1.26%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                        $144,860       $289,641       $577,522       $360,355       $425,300      $421,613
  Ratios to average net assets2:
  Ratio of expenses to
   average net assets                0.41%          0.38%          0.37%          0.36%          0.34%         0.30%
  Ratio of net investment
   income (loss) to
   average net assets                2.86%          2.45%          2.69%          3.45%          4.46%         4.98%
  Portfolio turnover rate4             47%            72%           128%            76%            71%           37%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses
   (annualized)2,5                   0.47%          0.40%          0.37%          0.36%          0.34%         0.31%

1 Total returns would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2    Ratios shown for periods of less than one year are annualized.
3    The Fund changed its fiscal year-end from October 31 to June 30.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
5 During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

24 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semiannual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 800-222-8222
Retail Investment Professionals: 888-877-9275
Institutional Investment Professionals: 866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
http:// www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at http://www.sec.gov/.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]

                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                                  RT527020 10-06
                                                            105FAM/P1003 (10-06)
                                                          ICA Reg. No. 811-09253
(Copyright) 2006 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

                                NOVEMBER 1, 2006

                                   Prospectus

                                 Investor Class

WELLS FARGO ADVANTAGE FUNDSSM -  MUNICIPAL INCOME FUNDS

Intermediate Tax-Free Fund

Municipal Bond Fund

Short-Term Municipal Bond Fund

Ultra Short-Term Municipal Income Fund

Wisconsin Tax-Free Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY WELLS FARGO BANK, N.A. OR ANY OF ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES

Key Fund Information             3
Intermediate Tax-Free Fund       4
Municipal Bond Fund              8
Short-Term Municipal Bond       12
  Fund
Ultra Short-Term Municipal      16
  Income Fund
Wisconsin Tax-Free Fund         20
Summary of Principal            24
  Investment Risks

--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY

About Wells Fargo Funds Trust   26
The Investment Adviser          26
The Sub-Adviser and             26
  Portfolio Managers
Dormant Multi-Manager           28
  Arrangement

--------------------------------------------------------------------------------

YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES

Pricing Fund Shares       29
How to Open an Account    30
How to Buy Shares         31
How to Sell Shares        33
How to Exchange Shares    35
Account Policies          37

--------------------------------------------------------------------------------

OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions          39
Taxes                  40
Financial Highlights   41
For More Information   Back Cover

Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC ("Funds Management"), the sub-adviser(s), or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

..    what the Fund is trying to achieve;
..    how we intend to invest your money; and
..    what makes the Fund different from the other Funds offered in this
     Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning "80% of the Fund's net assets" is a fundamental investment policy; that is, this investment policy may not be changed without approval by the holders of a majority (as defined under the Investment Company Act of 1940, as amended) of the outstanding voting secuities of the Fund.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Summary of Principal Investment Risks" section.

                                                          KEY FUND INFORMATION 3

INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Lyle J. Fitterer, CFA, CPA
Kenneth M. Salinger, CFA

FUND INCEPTION:
7/31/2001
INVESTOR CLASS
Ticker: SIMBX

INVESTMENT OBJECTIVE
The Intermediate Tax-Free Fund seeks current income exempt from federal income tax.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

     . at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal AMT;
     . up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and
     . up to 15% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, including federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. While we reserve the right to invest up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax or federal AMT, we currently intend under normal conditions to avoid investing in securities that pay interest subject to federal income tax or federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's average effective maturity to be between 3 and 10 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

4 INTERMEDIATE TAX-FREE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     .    Active Trading Risk
     .    Debt Securities Risk
     .    Derivatives Risk
     .    High Yield Securities Risk
     .    Leverage Risk
     .    Liquidity Risk
     .    Management Risk
     .    Market Risk
     .    Mortgage- and Asset-Backed Securities Risk
     .    Municipal Securities Risk
     .    Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

                                                    INTERMEDIATE TAX-FREE FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

The Intermediate Tax-Free Fund was organized as the successor fund to the Strong Intermediate Municipal Bond Fund, effective April 11, 2005.

[GRAPHIC APPEARS HERE]

Calendar Year Total Returns for the Investor
                 Class/1/
           as of 12/31 each year

2002       2003       2004       2005
9.90%      6.89%      4.93%      3.00%

          BEST AND WORST QUARTER

  Best Quarter:       Q2 2002     3.84%
  Worst Quarter:      Q2 2004     -1.48%

          The Fund's year-to-date performance through June 30, 2006, was 0.43%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                        1 YEAR          LIFE OF FUND

 INVESTOR CLASS1
  Returns Before Taxes                 3.00%              6.17%
  Returns After Taxes on               2.96%              5.94%
  Distributions2
  Returns After Taxes on               3.12%              5.75%
Distributions and Sale of
  Fund Shares2
 LEHMAN BROTHERS 7-YEAR                  x.xx%              x.xx%
  MUNICIPAL BOND INDEX3
  (reflects no deduction for
  expenses or taxes)

1 The Investor Class incepted on July 31, 2001. Performance for the Investor Class shares of the Intermediate Tax-Free Fund prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Intermediate Municipal Bond Fund, its predecessor fund.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers 7-Year Municipal Bond Index is the 7-year component of the Lehman Brothers Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

6 INTERMEDIATE TAX-FREE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
 (fees paid directly from
 your investments)

  Maximum sales charge                    None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                  None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)

         ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fees1                     0.40%
  Distribution (12b-1) Fees            0.00%
  Other Expenses2                      0.89%
  TOTAL ANNUAL FUND                    1.29%
  OPERATING EXPENSES
  Fee Waivers                          0.54%
  NET EXPENSES3                        0.75%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.40% for the first $500 million in assets; 0.35% for the next $500 million in assets; 0.30% for the next $2 billion in assets; 0.275% for the next $2 billion in assets; and 0.25% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through October 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all dividends and distributions ; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $            77
   3 Years     $           356
   5 Years     $           656
  10 Years     $         1,509

                                                    INTERMEDIATE TAX-FREE FUND 7

MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Lyle J. Fitterer, CFA, CPA
Kenneth M. Salinger, CFA

FUND INCEPTION:
10/23/1986
INVESTOR CLASS
Ticker: SXFIX

INVESTMENT OBJECTIVE
The Municipal Bond Fund seeks current income exempt from federal income tax.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

     . at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, but not necessarily the federal AMT;
     . up to 20% of the Fund's total assets in securities that pay interest subject to federal AMT; and
     . up to 25% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, including federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

8 MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     .    Active Trading Risk
     .    Debt Securities Risk
     .    Derivatives Risk
     .    High Yield Securities Risk
     .    Leverage Risk
     .    Liquidity Risk
     .    Management Risk
     .    Market Risk
     .    Mortgage- and Asset-Backed Securities Risk
     .    Municipal Securities Risk
     .    Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

                                                           MUNICIPAL BOND FUND 9

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

The Municipal Bond Fund was organized as the successor fund to the Strong Municipal Bond Fund and the Strong Advisor Municipal Bond Fund, with the former being the accounting survivor, effective April 11, 2005.

[GRAPHIC APPEARS HERE]

                             Calendar Year Total Returns for the Investor Class/1/
                                             as of 12/31 each year
1996        1997       1998        1999       2000       2001       2002       2003        2004       2005
2.44%      12.11%      6.69%       -6.48%     3.32%      4.70%      6.47%      6.72%      10.30%      5.01%

          BEST AND WORST QUARTER

  Best Quarter:       Q3 2004     7.12%
  Worst Quarter:      Q4 1999     -3.59%

          The Fund's year-to-date performance through June 30, 2006, was 0.82%.

AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                     1 YEAR          5 YEARS         10 YEARS

 INVESTOR CLASS1
  Returns Before Taxes              5.01%            6.62%            5.01%
  Returns After Taxes on            5.01%            6.62%            5.01%
  Distributions2
  Returns After Taxes on            4.79%%           6.34%            4.99%
Distributions and Sale of
  Fund Shares2
 LEHMAN BROTHERS MUNICIPAL          x.xx%            x.xx%            x.xx%
  BOND INDEX3
  (reflects no deduction for
  expenses or taxes)

1 The Investor Class incepted on October 23, 1986. Performance for the Investor Class shares of the Municipal Bond Fund prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Municipal Bond Fund, its predecessor fund.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

10 MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
(fees paid directly from
 your investments)

  Maximum sales charge                    None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                  None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)

         ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fees1                     0.40%
  Distribution (12b-1) Fees            0.00%
  Other Expenses2                      0.93%
  TOTAL ANNUAL FUND                    1.33%
  OPERATING EXPENSES
  Fee Waivers                          0.53%
  NET EXPENSES3                        0.80%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.40% for the first $500 million in assets; 0.35% for the next $500 million in assets; 0.30% for the next $2 billion in assets; 0.275% for the next $2 billion in assets; and 0.25% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through October 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all dividends and distributions ; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $            82
   3 Years     $           369
   5 Years     $           678
  10 Years     $         1,555

                                                          MUNICIPAL BOND FUND 11

SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Lyle J. Fitterer, CFA, CPA

FUND INCEPTION:
12/31/1991
INVESTOR CLASS
Ticker: STSMX

INVESTMENT OBJECTIVE
The Short-Term Municipal Bond Fund seeks current income exempt from federal income tax consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

     . at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, but not necessarily the federal AMT;
     . up to 20% of the Fund's total assets in securities that pay interest subject to federal AMT; and
     . up to 15% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in short-term municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, including federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's total assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's average effective matruity to be 3 years or less.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

12 SHORT-TERM MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     .    Active Trading Risk
     .    Debt Securities Risk
     .    Derivatives Risk
     .    High Yield Securities Risk
     .    Leverage Risk
     .    Liquidity Risk
     .    Management Risk
     .    Market Risk
     .    Mortgage- and Asset-Backed Securities Risk
     .    Municipal Securities Risk
     .    Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

                                               SHORT-TERM MUNICIPAL BOND FUND 13

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

The Short-Term Municipal Bond Fund was organized as the successor fund to the Strong Short-Term Municipal Bond Fund and the Strong Short-Term High Yield Municipal Fund, with the former being the accounting survivor, effective April 11, 2005.

[GRAPHIC APPEARS HERE]

                            Calendar Year Total Returns for the Investor Class/1/
                                            as of 12/31 each year
1996       1997       1998       1999       2000       2001       2002       2003       2004       2005
4.87%      6.93%      5.55%      1.16%      5.05%      5.17%      5.08%      4.02%      3.21%      2.67%

          BEST AND WORST QUARTER

  Best Quarter:       Q2 1997     2.09%
  Worst Quarter:      Q2 1999     -0.77%

          The Fund's year-to-date performance through June 30, 2006, was 1.24%.

 AVERAGE ANNUAL TOTAL RETURNS
  as of 12/31/05                     1 YEAR           5 YEARS         10 YEARS

 INVESTOR CLASS1
    Returns Before Taxes              2.67%            4.03%            4.36%
    Returns After Taxes on            2.67%            4.02%            4.36%
  Distributions2
    Returns After Taxes on            2.85%            3.98%            4.36%
  Distributions and Sale of
  Fund Shares2
 LEHMAN BROTHERS 3-YEAR               x.xx%            x.xx%            x.xx%
  MUNICIPAL BOND INDEX3
  (reflects no deduction for
   expenses or taxes)

1 The Investor Class incepted on December 31, 1991. Performance for the Investor Class shares of the Short-Term Municipal Bond Fund prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Short-Term Municipal Bond Fund.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers 3-Year Municipal Bond Index is the 3-year component of the Lehman Brothers Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

14 SHORT-TERM MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
 (fees paid directly from
 your investments)

  Maximum sales charge                    None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                  None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)

         ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fees1                     0.39%
  Distribution (12b-1) Fees            0.00%
  Other Expenses2                      0.79%
  TOTAL ANNUAL FUND                    1.18%
  OPERATING EXPENSES
  Fee Waivers                          0.52%
  NET EXPENSES3                        0.66%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.40% for the first $500 million in assets; 0.35% for the next $500 million in assets; 0.30% for the next $2 billion in assets; 0.275% for the next $2 billion in assets; and 0.25% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through October 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all dividends and distributions ; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $     67
   3 Years     $    323
   5 Years     $    599
  10 Years     $  1,386

                                               SHORT-TERM MUNICIPAL BOND FUND 15

ULTRA SHORT-TERM MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Wendy Casetta
Lyle J. Fitterer, CFA, CPA

FUND INCEPTION:
11/30/1995
INVESTOR CLASS
Ticker: SMAVX

INVESTMENT OBJECTIVE
The Ultra Short-Term Municipal Income Fund seeks current income exempt from federal income tax consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

     . at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, but not necessarily the federal AMT;
     . up to 20% of the Fund's total assets in securities that pay interest subject to federal income tax, including federal AMT; and
     . up to 10% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in short-term municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, including federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's average effective maturity to be 1 year or less.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

16 ULTRA SHORT-TERM MUNICIPAL INCOME FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     .    Active Trading Risk
     .    Debt Securities Risk
     .    Derivatives Risk
     .    High Yield Securities Risk
     .    Leverage Risk
     .    Liquidity Risk
     .    Management Risk
     .    Market Risk
     .    Mortgage- and Asset-Backed Securities Risk
     .    Municipal Securities Risk
     .    Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

                                       ULTRA SHORT-TERM MUNICIPAL INCOME FUND 17

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

The was organized as the successor fund to the Strong Short-Term Municipal Bond Fund and the Strong Short-Term High Yield Municipal Fund, with the former being the accounting survivor, effective April 11, 2005.

[GRAPHIC APPEARS HERE]

                            Calendar Year Total Returns for the Investor Class/1/
                                            as of 12/31 each year
1996       1997       1998       1999       2000       2001       2002       2003       2004       2005
4.87%      5.11%      4.57%      3.00%      3.93%      3.14%      2.76%      2.21%      0.74%      2.12%

          BEST AND WORST QUARTER

  Best Quarter:       Q3 1996     1.67%
  Worst Quarter:      Q4 2004     -0.12%

          The Fund's year-to-date performance through June 30, 2006, was 1.58%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                       1 YEAR           5 YEARS         10 YEARS

 INVESTOR CLASS1
    Returns Before Taxes              2.12%            2.19%            3.24%
    Returns After Taxes on            2.12%            2.19%            3.24%
  Distributions2
    Returns After Taxes on            2.34%            2.29%            3.31%
  Distributions and Sale of
  Fund Shares2
 LEHMAN BROTHERS 1-YEAR                 x.xx%            x.xx%            x.xx%
  MUNICIPAL BOND INDEX3
  (reflects no deduction for
  expenses or taxes)

1 The Investor Class incepted on November 30, 1995. Performance for the Investor Class shares of the Ultra Short-Term Municipal Income Fund prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Ultra Short-Term Municipal Income Fund.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers 1-Year Municipal Bond Index is the 1-year component of the Lehman Brothers Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

18 ULTRA SHORT-TERM MUNICIPAL INCOME FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
 (fees paid directly from
 your investment)

  Maximum sales charge                    None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                  None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)

         ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fees1                     0.40%
  Distribution (12b-1) Fees            0.00%
  Other Expenses2                      0.89%
  TOTAL ANNUAL FUND                    1.29%
  OPERATING EXPENSES
  Fee Waivers                          0.54%
  NET EXPENSES3                        0.75%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.40% for the first $500 million in assets; 0.35% for the next $500 million in assets; 0.30% for the next $2 billion in assets; 0.275% for the next $2 billion in assets; and 0.25% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through October 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all dividends and distributions ; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $     74
   3 Years     $    293
   5 Years     $    530
  10 Years     $  1,210

                                       ULTRA SHORT-TERM MUNICIPAL INCOME FUND 19

WISCONSIN TAX-FREE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Lyle J. Fitterer, CFA, CPA
Thomas Stoeckmann

FUND INCEPTION:
4/6/2001
INVESTOR CLASS
Ticker: SWFRX

INVESTMENT OBJECTIVE
The Wisconsin Tax-Free Fund seeks current income exempt from federal income tax and Wisconsin individual income tax.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

     . at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal AMT, and Wisconsin individual income tax;
     . up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT, and;
     . up to 10% of the Fund's total assets in below investment-grade debt securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT and Wisconsin individual income tax. Our investment holdings may include municipal securities issued by the state of Wisonsin and its subdivisions, authorities, instrumentalities and corporations as well as municipal securities issued by the territories and possessions of the United States or any other state that would be exempt from Wisconsin taxes. As part of our investment strategy we may purchase appropriation bonds including municipal leases. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. In combination with our top-down macro-economic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

20 WISCONSIN TAX-FREE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     .    Debt Securities Risk
     .    Derivatives Risk
     .    High Yield Securities Risk
     .    Leverage Risk
     .    Liquidity Risk
     .    Management Risk
     .    Market Risk
     .    Mortgage- and Asset-Backed Securities Risk
     .    Municipal Securities Risk
     .    Regulatory Risk
     .    Wisconsin Municipal Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

                                                      WISCONSIN TAX-FREE FUND 21

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

The Wells Fargo Advantage Wisconsin Tax-Free Fund was organized as the successor fund to the Strong Wisconsin Tax-Free Fund, effective April 11, 2005.

[GRAPHIC APPEARS HERE]

Calendar Year Total Returns for the Investor
                 Class/1/
           as of 12/31 each year

2002       2003       2004       2005
9.99%      5.63%      4.32%      3.37%

          BEST AND WORST QUARTER

  Best Quarter:       Q3 2002     4.69%
  Worst Quarter:      Q2 2004     -1.76%

          The Fund's year-to-date performance through June 30, 2006, was 0.26%.

AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                        1 YEAR          LIFE OF FUND

 INVESTOR CLASS1
  Returns Before Taxes                 3.37%              5.95%
  Returns After Taxes on               3.33%              5.83%
  Distributions2
  Returns After Taxes on               3.57%              5.69%
Distributions and Sale of
  Fund Shares2
 LEHMAN BROTHERS MUNICIPAL             x.xx%              x.xx%
  BOND INDEX3
  (reflects no deduction for
  expenses or taxes)

1 The Investor Class incepted on April 6, 2001. Performance for the Investor Class shares of the Wisconsin Tax-Free Fund prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Wisconsin Tax-Free Fund, its predecessor fund.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

22 WISCONSIN TAX-FREE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SHAREHOLDER FEES
 (fees paid directly from
  your investment)

  Maximum sales charge                    None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales                  None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted
  from Fund assets)

  Management Fees1                     0.40%
  Distribution (12b-1) Fees            0.00%
  Other Expenses2                      0.92%
  TOTAL ANNUAL FUND                    1.32%
  OPERATING EXPENSES
  Fee Waivers                          0.57%
  NET EXPENSES3                        0.75%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.40% for the first $500 million in assets; 0.35% for the next $500 million in assets; 0.30% for the next $2 billion in assets; 0.275% for the next $2 billion in assets; and 0.25% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through October 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all dividends and distributions ; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $     77
   3 Years     $    362
   5 Years     $    669
  10 Years     $  1,540

                                                      WISCONSIN TAX-FREE FUND 23

SUMMARY OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks for each Fund are identified on the individual fund pages and are described below. Additional information about the principal risks is included the Statement of Additional Information.

ACTIVE TRADING RISK         Our active investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses and may generate higher short-term capital gains.
DEBT SECURITIES RISK        Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                            Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S.
                            Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk.
                            Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.
DERIVATIVES RISK            The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves than the underlying security or index from which it derives its value. In addition, derivatives may be susceptible to changes in yields or values due to their structure or contract terms.
HIGH YIELD SECURITIES RISK  High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-
                            grade, or are in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.
LEVERAGE RISK               Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK              A security may not be sold at the time desired or without adversely affecting the price.

24 SUMMARY OF PRINCIPAL INVESTMENT RISKS

MANAGEMENT RISK             We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                 The value of a security, and therefore the value of Fund shares' may be reduced by market activity. This is a basic risk associated with all securities.
MORTGAGE- AND ASSET-BACKED  Mortgage- and asset-backed securities are subject to certain additional risks. Rising interest
SECURITIES RISK             rates tend to extend the duration of the securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, debts securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.
MUNICIPAL SECURITIES RISK   Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers. Each Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, a
                            Fund may own different obligations that pay interest based on the revenue of similar projects. Although the Funds strive to invest in municipal securities and other securities with interest that is exempt from federal income taxes, including federal alternative minimum tax
                            ("AMT") for certain of the Funds, some income earned by Fund investments may be subject to such taxes. The Funds take advantage of tax laws that allow the income from certain investments to be exempted from federal income tax and, in some cases, state individual income tax. Tax authorities are paying increased attention to whether interest on municipal obligations is exempt from taxation, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by a Fund. Capital gains, whether declared by a Fund or realized by the shareholder through the selling of Fund shares, are generally taxable.
REGULATORY RISK             Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
WISCONSIN MUNICIPAL         The Wisconsin economy relies significantly on its dairy products, motor vehicles, and paper,
SECURITIES RISK             meat products and small engines industries, and adverse conditions affecting these industries could have a disproportionate effect on Wisconsin municipal securities. See the
                            Statement of Additional Information for a more detailed discussion of the special considerations affecting Wisconsin municipal securities. Additionally, because the Fund currently holds over 25% of its total assets in debt obligations issued by Puerto Rico, adverse conditions or other events affecting Puerto Rico could have a disproportionate effect on these holdings.

                                        SUMMARY OF PRINCIPAL INVESTMENT RISKS 25

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the "Board") supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER
Funds Management, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under "Management Fees". A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' annual report for the fiscal year ended June 30, 2006.

THE SUB-ADVISER AND PORTFOLIO MANAGERS
The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Funds. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

==============================================================================================================================
WELLS CAPITAL MANAGEMENT      ("Wells Capital Management"), an affiliate of Funds Management, located at 525 Market Street,
 INCORPORATED                 San Francisco, CA 94105, is the sub-adviser for all of the Funds in this Prospectus. In this capacity, Wells Capital Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. Wells Capital
                              Managment is compensated for its services to the Funds by Funds Management from the fees Funds
                              Management receives for its services as adviser to the Funds.
WENDY CASETTA                 Ms. Casetta joined Wells Capital Management in January 2005 with the acquisition of
Ultra-Short Term              Strong Capital Management, Inc. ("SCM") where she was a senior research analyst and
 Municipal Income Fund        portfolio manager for the Municipal Credit Research Team. Prior to that, from August of
                              1994 to May of 1998, she was a fixed income trader and investment associate at
                              Barnett Capital Advisors. She began her career as an investment industry professional as a registered representative at Nicholas Company in 1993. Ms. Casetta earned her B.A.
                              degree in finance from University of Wisconsin-Oshkosh and her M.B.A degree in business administration from the University of North Florida.
==============================================================================================================================

26 ORGANIZATION AND MANAGEMENT OF THE FUNDS

==============================================================================================================================
LYLE J. FITTERER, CFA, CPA   Mr. Fitterer joined Wells Capital Management as a Portfolio Manager in 2005 where he
Intermediate Tax-Free Fund   is Managing Director and head of the Fixed Income Team and Senior Portfolio
Municipal Bond Fund          Manager for Customized Fixed Income. Prior to joining Wells Capital Management he
Short-Term Municipal Bond    was with SCM since 1989 where he served as Director of Customized Fixed Income
  Fund
Ultra Short-Term             since 2000. He served first as a mutual fund accountant and later as an analyst and
 Municipal Income Fund       trader in the fixed income department, specializing in mortgage and asset-backed
Wisconsin Tax-Free Fund      securities. He has also traded equity and derivative securities for SCM's hedge funds and equity mutual funds and was a portfolio manager from January 1996 to
                             November 1998 and returned to portfolio management in March 2000. He joined
                             Strong Institutional Client Services as Managing Director in November 1998, where he was responsible for overseeing the institutional and intermediary sales organization.
                             He received his B.S. degree in Accounting from the University of North Dakota.
KENNETH M. SALINGER, CFA     Mr. Salinger joined Wells Capital Management in 2006 and currently serves on the
Intermediate Tax-Free Fund   Municipal Bond Team as a Senior Portfolio Manager. Prior to joining Wells Capital
Municipal Bond Fund          Management, Mr. Salinger was with American Century Investments for 14 years, of which the last 12 years he served on the municipal bond team as the lead manager for two national municipal bond funds, as well as state specific funds for Florida and
                             Arizona. Mr. Salinger earned his B.S. degree in Quantitative Economics from University of California at San Diego.
THOMAS STOECKMANN            Mr. Stoeckmann joined Wells Capital Management with the acquisition of SCM in
Wisconsin Tax-Free Fund      January 2005 as a senior research analyst on the Municipal Fixed Income Team, specializing in transportation, education and project finance. He joined SCM in March
                             1993 and began as a municipal research analyst in February 1996. Mr. Stoeckmann earned his B.A. degree in financial management from Bob Jones University and his
                             M.B.A. in business administration-finance degree from Marquette University.
==============================================================================================================================

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 27

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for each Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

28 ORGANIZATION AND MANAGEMENT OF THE FUNDS

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or "NAV") for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a portfolio's assets invested directly in securities, each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

                                                          PRICING FUND SHARES 29

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

     . directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds, by calling Investor Services at 1-800-222-8222 or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

     .    through a brokerage account with an approved selling agent; or

     . through certain retirement, benefit and pension plans or certain packaged investment products (please contact the providers of the plan or product for instructions).

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the Adviser, the Fund's distributor or their affiliates, may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.

In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, inclusion of the Fund on a selling agent's "preferred list"; providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to its clients; granting access to a selling agent's registered representatives; providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Fund's Adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Fund's Adviser, distributor,or their affiliates, subject to applicable NASD regulations.

More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.

30 HOW TO OPEN AN ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Funds held through brokerage and other types of accounts, please consult your selling agent.

 MINIMUM INVESTMENTS           INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
----------------------------- -------------------------------------------------- -------------------------------------
 Regular accounts               $2,500                                             $ 100
 Automatic Investment Plans     $   50                                             $  50
 IRAs, IRA rollovers, Roth      $ 1000                                             $ 100
  IRAs
 UGMA/UTMA accounts             $   50                                             $  50
 Employer Sponsored             no minimum                                         no minimum
 Retirement Plans
 BUYING SHARES                 OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
----------------------------- -------------------------------------------------- -------------------------------------
 Through Your Investment       Contact your investment representative             Contact your investment
 Representative                                                                   representative
----------------------------- -------------------------------------------------- -------------------------------------
 By Mail                       . Complete and sign your account                   . Fill out the deposit slip from
                                 application                                        your account statement. If you
                               . Mail the application with your check made          do not have a slip, include a
                                 payable to the Fund to Investor Services at:       note with your name, the Fund
                                                                                    name, and your account number.
                                                 REGULAR MAIL
----------------------------- -------------------------------------------------- -------------------------------------
                                        WELLS FARGO ADVANTAGE FUNDS
                                               P.O. Box 8266                      . Mail the deposit slip or note
                                           Boston, MA 02266-8266                    with your check made payable
                                                                                    to the Fund to the address on
                                               OVERNIGHT ONLY                       the left.
----------------------------- -------------------------------------------------- -------------------------------------
                                        WELLS FARGO ADVANTAGE FUNDS
                                        Attn: CCSU-Boston Financial
                                              66 Brooks Drive
                                            Braintree, MA 02184
----------------------------- -------------------------------------------------- -------------------------------------
 By Telephone                 A new account may not be opened by                  To buy additional shares or to buy
                              telephone unless you have another Wells             shares of a new Fund call:
                              Fargo Advantage Fund account with your              . Investor Services at
                              bank information on file. If you do not               1-800-222-8222 or
                              currently have an account, refer to the section     . 1-800-368-7550 for the
                              on buying shares by mail or wire.                     automated phone system
----------------------------- -------------------------------------------------- -------------------------------------

                                                            HOW TO BUY SHARES 31

-----------------------------------------------------------------------------------------------------
BUYING SHARES   OPENING AN ACCOUNT                             ADDING TO AN ACCOUNT
--------------  ---------------------------------------------- ---------------------------------------
 By Wire        . Complete and sign your account               To buy additional shares, instruct
                  application                                  your bank or financial institution to
                . Provide the following instructions to your   use the same wire instructions
                  financial institution:                       shown to the left.
                  State Street Bank & Trust
                  Boston, MA
                  Bank Routing Number: ABA 011000028
                  Wire Purchase Account: 9905-437-1
                  Attention: WELLS FARGO ADVANTAGE FUNDS
                  (Name of Fund, Account
                  Number and any applicable
                  share class )
                  Account Name: Provide your
                  name as registered on the
                  Fund account
--------------  ---------------------------------------------- ---------------------------------------
 By Internet    A new account may not be opened by             To buy additional shares or buy
               Internet unless you have another Wells Fargo   shares of a new Fund, visit our Web
               Advantage Fund account with your bank          site at www.wellsfargo.com/
               information on file. If you do not currently   advantagefunds.
               have an account, refer to the section on
               buying shares by mail or wire.
-------------- ---------------------------------------------- --------------------------------------

GENERAL NOTES FOR BUYING SHARES

     . PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You begin to earn dividends on the business day after the transfer agent receives your application in proper form.

     . U.S. DOLLARS ONLY. All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

     . INSUFFUCIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

     . NO FUND NAMED. When all or a portion of a purchase is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

     . RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

32 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

 SELLING SHARES              TO SELL SOME OR ALL OF YOUR SHARES
--------------------------- ------------------------------------------------------------------
 Minimum Redemption          $100 (or remainder of account balance)
--------------------------- ------------------------------------------------------------------
 Through Your Investment     Contact your investment representative
--------------------------- ------------------------------------------------------------------
  Representative
--------------------------- ------------------------------------------------------------------
 By Mail                    . Send a "Letter of Instruction" providing your name, account number, the Fund from which you wish to redeem and the
                              dollar amount you wish to receive (or write "Full Redemption"
                              to redeem your remaining account balance) to the address
                              below.
                            . Make sure all account owners sign the request exactly as their names appear on the account application.
                            . A medallion guarantee may be required under certain
                              circumstances (see "Medallion Guarantees").

                                                           REGULAR MAIL
                            ------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                                      P.O. Box 8266
                                                  Boston, MA 02266-8266
                                                     OVERNIGHT ONLY
                            ------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                               Attn: CCSU-Boston Financial
                                                     66 Brooks Drive
                                                   Braintree, MA 02184
                            ------------------------------------------------------------------
 By Telephone /             . Call an Investor Services representative at 1-800-222-8222.
 Electronic Funds Transfer  . Use the automated phone system 1-800-368-7550.
(EFT)
                            . Telephone privileges are automatically made available to you unless you specifically decline them on your account
                              application or subsequently in writing.
                            . Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Money Market Funds, and next day for all other WELLS FARGO ADVANTAGE FUNDS.
                            . Transfers made to a Wells Fargo Bank account are made
                              available sooner than transfers to an unaffiliated institution.
                            . Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.

                            NOTE: Telephone transactions such as redemption requests
                            made over the phone generally require only one of the
                            account owners to call unless you have instructed us
                            otherwise.
                            ------------------------------------------------------------------

                                                           HOW TO SELL SHARES 33

 SELLING SHARE TO SELL SOME OR ALL OF YOUR SHARES
------------- -------------------------------------------------------------------
 By Wire      . Wire requests are sent to your linked bank account same day if your request to redeem is received before that Fund's close.
              . Wire requests are sent to your linked bank account next day if your request to redeem from a Fund is received before the
                NYSE close.
              ------------------------------------------------------------------
 By Internet   Visit our Web site at www.wellsfargo.com/advantagefunds
------------- ------------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES

     . PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

     . FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

     . WIRE FEES. We reserve the right to charge a fee for wiring funds and to waive any such fee for shareholders with account balances in excess of $100,000. Please contact your bank to find out about any charges that they may assess for an incoming wire transfer.

     . RIGHT TO DELAY PAYMENT. We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through Electronic Funds Transfer or the Automatic Investment Plan have been finally collected. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Payments may be held up to 7 days for redemptions of shares purchased by check or through Electronic Funds Transfer. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     . RETIREMENT AND OTHER PLANS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

     . MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 30 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

34 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

..    In general, exchanges may be made between like share classes of any Wells
     Fargo Advantage Fund offered to the general public for investment. In addition, Investor Class shares may be exchanged for Class Z shares, as long as you meet the eligibility requirements for investment in Class Z shares. See the Class Z prospectus for details.
..    You should carefully read the prospectus for the Fund into which you wish to exchange.
..    Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.
..    If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.
..    Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds' policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. The Fund has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level

                                                       HOW TO EXCHANGE SHARES 35
information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds' policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Fund and discussed in this Prospectus. The Fund may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where the Fund reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

36 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

..    AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.
..    AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "How to Exchange Shares" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.
..    SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

     .    must have a Fund account valued at $10,000 or more;

     .    must have your distributions reinvested; and

     .    may not simultaneously participate in the Automatic Investment Plan.

..    PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten days to establish a plan once we have received your instructions. It generally takes about five days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

CHECK WRITING
Check writing is offered on the Investor Class shares of the Short-Term Municipal Bond and Ultra Short-Term Municipal Income Funds. Checks written on your account are subject to the Funds' Prospectus and the terms and conditions found in the front of the book of checks. Sign up for free check writing when you open your account or call 1-800-222-8222 to add it to an existing account. Check redemptions must be for a minimum of $500. Checks will only be honored if written against purchases made more than ten days before the check is presented for payment. Checks may not be written to close an account.

HOUSEHOLDING
To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

PORTFOLIO HOLDINGS INFORMATION
A description of the Funds' policies and procedures with respect to disclosure of their portfolio holdings is available in the Funds' Statement of Additional Information and on the Funds' Web site at www.wellsfargo.com/advantagefunds.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

..    Individual Retirement Plans, including traditional IRAs and Roth IRAs.
..    Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s,
     Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

                                                             ACCOUNT POLICIES 37

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

STATEMENT REPRINTS
Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers ("PINs") and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

38 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds make distributions of any net investment income at least monthly and any realized net capital gains annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

..    AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.
..    CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.
..    BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.
..    DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Funds prior to establishing this option.

                                                                DISTRIBUTIONS 39

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you're an individual Fund shareholder, the portion of your distributions attributable to dividends received by your Fund from its investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. The Funds, however, generally do not expect to realize a material amount of such dividend income. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash, by check or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

40 TAXES

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

                                                         FINANCIAL HIGHLIGHTS 41

INTERMEDIATE TAX-FREE FUND
For a share outstanding throughout each period

                                  INVESTOR CLASS SHARES-COMMENCED ON JULY 31, 2001
                                    JUNE 30,       OCTOBER 31,       OCTOBER 31,       OCTOBER 31,       OCTOBER 31,
 FOR THE PERIOD ENDED:              20054             2004              2003              2002             2001
 NET ASSET VALUE, BEGINNING
  OF PERIOD                          $11.02           $10.78            $10.48            $10.25            $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                              0.24             0.39              0.41              0.45              0.11
  Net realized and
   unrealized gain (loss)
   on investments                      0.03             0.29              0.30              0.26              0.25
                                   --------         --------          --------          --------         ---------
  Total income from
   investment operations               0.27             0.68              0.71              0.71              0.36
                                   --------         --------          --------          --------         ---------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.24)           (0.39)            (0.41)            (0.45)            (0.11)
  Distributions from net
   realized gain                      (0.24)           (0.05)             0.00             (0.03)             0.00
  Total distributions                 (0.48)           (0.44)            (0.41)            (0.48)            (0.11)
                                   --------         --------          --------          --------         ---------
 NET ASSET VALUE, END OF
  PERIOD                             $10.81           $11.02            $10.78            $10.48            $10.25
                                   ========         ========          ========          ========         =========
 TOTAL RETURN1                         2.56%            6.44%             6.84%             7.10%             3.60%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $71,870          $41,936           $50,890           $33,654            $2,005
  Ratios to average net assets3
  Ratio of expenses to
   average net assets                  0.59%            0.49%             0.43%             0.07%             0.01%
  Ratio of net investment
   income (loss) to
   average net assets                  3.32%            3.60%             3.76%             4.20%             4.30%
  Portfolio turnover rate5               57%              95%              190%              225%              115%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses
   (annualized)2,3                     1.21%            1.15%             1.16%             1.43%             4.51%

1 Total returns would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3    Ratios shown for periods of less than one year are annualized.
4    The Fund changed its fiscal year-end from October 31 to June 30.
5 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

42 FINANCIAL HIGHLIGHTS

MUNICIPAL BOND FUND
For a share outstanding throughout each period

                                      INVESTOR CLASS SHARES-COMMENCED ON OCTOBER 23, 1986
FOR THE PERIOD             JUNE 30,     OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,     OCTOBER 31,     AUGUST 31,
ENDED:                      20055          2004           2003           2002           2001           20004           2000
 NET ASSET VALUE,
BEGINNING OF PERIOD          $9.47          $8.89          $8.73          $8.89          $8.58          $8.78           $9.37
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment
   income (loss)              0.27           0.42           0.39           0.37           0.41           0.08            0.50
  Net realized and
   unrealized gain
   (loss) on
   investments                0.13           0.58           0.17          (0.16)          0.31          (0.20)          (0.59)
                            -------        ------         ------         ------         ------         -------         -------
  Total income from
   investment
   operations                 0.40           1.00           0.56           0.21           0.72          (0.12)          (0.09)
                            -------        ------         ------         ------         ------         -------         -------
 LESS DISTRIBUTIONS:
  Distributions from
   net investment
   income                    (0.27)         (0.42)         (0.40)         (0.37)         (0.41)         (0.08)          (0.50)
  Distributions from
   net realized gain          0.00           0.00           0.00           0.00           0.00           0.00            0.00
  Total distributions        (0.27)         (0.42)         (0.40)         (0.37)         (0.41)         (0.08)          (0.50)
                            -------        ------         ------         ------         ------         -------         -------
 NET ASSET VALUE, END
  OF PERIOD                  $9.60          $9.47          $8.89          $8.73          $8.89          $8.58           $8.78
                            =======        ======         ======         ======         ======         =======         =======
 TOTAL RETURN1                4.31%         11.52%          6.52%          2.44%          8.62%         (1.41)%         (0.86)%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (MM)             $201,608       $185,717      $209,152       $243,289        $261,010       $259,376        $273,650
  Ratios to average net assets2:
  Ratio of expenses to
   average net
   assets                     0.80%          0.81%          0.81%          1.08%          0.92%          0.76%           0.76%
  Ratio of net
   investment
   income (loss) to
   average net
   assets                     4.32%          4.72%          4.40%          4.23%          4.80%          5.24%           5.61%
  Portfolio turnover
   rate6                        68%           100%           121%            95%           118%             7%             19%
  Ratio of expenses to
   average net
   assets prior to
   waived fees and
   reimbursed
   expenses2                  0.98%3         0.84%3         0.81%          1.08%          0.95%3         0.76%           0.76%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2    Ratios shown for periods of less than one year are annualized.
3 During this period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4    In 2000, the Fund changed its fiscal year-end from August to October.
5    The Fund changed its fiscal year-end from October 31 to June 30.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                         FINANCIAL HIGHLIGHTS 43

SHORT-TERM MUNICIPAL BOND FUND
For a share outstanding throughout each period

                                    INVESTOR CLASS SHARES-COMMENCED ON DECEMBER 31, 1991
 FOR THE PERIOD            JUNE 30,     OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    AUGUST 31,
ENDED:                      20055          2004           2003           2002           2001           20003         2000
 NET ASSET VALUE,
BEGINNING OF PERIOD          $9.85          $9.83          $9.72          $9.78          $9.62          $9.64         $9.76
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment
   income (loss)              0.20           0.31           0.35           0.40           0.44           0.08          0.46
  Net realized and
   unrealized gain
   (loss) on
   investments               (0.02)          0.02           0.11          (0.06)          0.16          (0.02)        (0.12)
                            -------        ------         ------         ------         ------         ------        ------
  Total income from
   investment
   operations                 0.18           0.33           0.46           0.34           0.60           0.06          0.34
                            -------        ------         ------         ------         ------         ------        ------
 LESS DISTRIBUTIONS:
  Distributions from
   net investment
   income                    (0.20)         (0.31)         (0.35)         (0.40)         (0.44)         (0.08)        (0.46)
  Distributions from
   net realized gain         0.004           0.00           0.00           0.00           0.00           0.00          0.00
  Total distributions        (0.20)         (0.31)         (0.35)         (0.40)         (0.44)         (0.08)        (0.46)
                            -------        ------         ------         ------         ------         ------        ------
 NET ASSET VALUE, END
  OF PERIOD                  $9.83          $9.85          $9.83          $9.72          $9.78          $9.62         $9.64
                            =======        ======         ======         ======         ======         ======        ======
 TOTAL RETURN1                1.87%          3.37%          4.82%          3.52%          6.38%          0.61%         3.61%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (000s)           $657,403       $484,450      $644,324       $592,996       $504,661       $316,963      $307,282
  Ratios to average net assets2:
  Ratio of expenses to
   average net
   assets                     0.66%          0.66%          0.64%          0.61%          0.62%          0.60%         0.60%
  Ratio of net
   investment
   income (loss) to
   average net
   assets                     3.07%          3.12%          3.57%          4.07%          4.54%          4.89%         4.78%
  Portfolio turnover
   rate7                        75%            69%            84%            68%            74%             9%           49%
  Ratio of expenses to
   average net
   assets prior to
   waived fees and
   reimbursed
   expenses2                  0.87%6         0.69%6         0.64%          0.61%          0.62%          0.60%         0.60%

1 Total returns would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2    Ratios shown for periods of less than one year are annualized.
3    In 2000, the Fund changed its fiscal year-end from August to October.
4    Amount calculated is less than $0.005.
5    The Fund changed its fiscal year-end from October 31 to June 30.
6 During this period, various fees and expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
7 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

44 FINANCIAL HIGHLIGHTS

ULTRA SHORT-TERM MUNICIPAL BOND FUND
For a share outstanding throughout each period

        INVESTOR CLASS SHARES-COMMENCED ON NOVEMBER 30, 1995
 FOR THE PERIOD            JUNE 30,     OCTOBER 31,     OCTOBER 31,
ENDED:                      20055          2004            2003
 NET ASSET VALUE,
BEGINNING OF PERIOD           $4.83         $4.87            $4.88
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment
   income (loss)               0.08          0.10             0.12
  Net realized and
   unrealized gain
   (loss) on
   investments                (0.06)        (0.04)            0.00
                             ------        ------           ------
  Total income from
   investment
   operations                  0.02          0.06             0.12
                             ------        ------           ------
 LESS DISTRIBUTIONS:
  Distributions from
   net investment
   income                     (0.08)        (0.10)           (0.13)
  Distributions from
   net realized gain           0.00          0.00             0.00
  Total distributions         (0.08)        (0.10)           (0.13)
                             ------        ------           ------
 NET ASSET VALUE, END
  OF PERIOD                   $4.77         $4.83            $4.87
                             ======        ======           ======
 TOTAL RETURN1                 0.44%         1.30%            2.38%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (000s)           $556,121       $881,337      $1,401,082
  Ratios to average net assets3:
  Ratio of expenses to
   average net
   assets                      0.76%         0.73%            0.70%
  Ratio of net
   investment
   income (loss) to
   average net
   assets                      2.53%         2.11%            2.39%
  Portfolio turnover
   rate6                         47%           72%             128%
  Ratio of expenses to
   average net
   assets prior to
   waived fees and
   reimbursed
   expenses3                   0.90%         0.75%2           0.70%

 FOR THE PERIOD            OCTOBER 31,     OCTOBER 31,     OCTOBER 31,       FEB 29,
ENDED:                        2002            2001           20004            2000

 NET ASSET VALUE,
BEGINNING OF PERIOD             $4.94           $4.95           $4.96           $5.04
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment
   income (loss)                 0.15            0.21            0.16            0.21
  Net realized and
   unrealized gain
   (loss) on
   investments                  (0.06)          (0.01)          (0.01)          (0.08)
                               ------          ------          ------          ------
  Total income from
   investment
   operations                    0.09            0.20            0.15            0.13
                               ------          ------          ------          ------
 LESS DISTRIBUTIONS:
  Distributions from
   net investment
   income                       (0.15)          (0.21)          (0.16)          (0.21)
  Distributions from
   net realized gain             0.00            0.00            0.00            0.00
  Total distributions           (0.15)          (0.21)          (0.16)          (0.21)
                               ------          ------          ------          ------
 NET ASSET VALUE, END
  OF PERIOD                     $4.88           $4.94           $4.95           $4.96
                               ======          ======          ======          ======
 TOTAL RETURN1                   1.99%           4.03%           2.97%           2.70%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of
   period (000s)           $1,256,332      $1,274,877      $1,193,425      $1,792,172
  Ratios to average net assets3:
  Ratio of expenses to
   average net
   assets                        0.69%           0.66%           0.57%           0.58%
  Ratio of net
   investment
   income (loss) to
   average net
   assets                        3.12%           4.15%           4.67%           4.26%
  Portfolio turnover
   rate6                           76%             71%             37%             35%
  Ratio of expenses to
   average net
   assets prior to
   waived fees and
   reimbursed
   expenses3                     0.69%           0.66%           0.62%           0.63%

1 Total returns would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During this period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3    Ratios shown for periods of less than one year are not annualized.
4    In 2000, the Fund changed its fiscal year-end from February to October.
5    The Fund changed its fiscal year-end from October 31 to June 30.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                         FINANCIAL HIGHLIGHTS 45

WISCONSIN TAX-FREE FUND
For a share outstanding throughout each period

                                  INVESTOR CLASS SHARES-COMMENCED ON APRIL 6, 2001
                                    JUNE 30,       OCTOBER 31,       OCTOBER 31,       OCTOBER 31,       OCTOBER 31,
 FOR THE PERIOD ENDED:              20055             2004              2003              2002             2001
 NET ASSET VALUE, BEGINNING
  OF PERIOD                          $10.80           $10.69            $10.56            $10.36           $10.00
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                              0.28             0.44              0.44              0.48             0.27
  Net realized and
   unrealized gain (loss)
   on investments                      0.06             0.16              0.13              0.21             0.36
                                   --------         --------          --------          --------         --------
  Total income from
   investment operations               0.34             0.60              0.57              0.69             0.63
                                   --------         --------          --------          --------         --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.28)           (0.44)            (0.44)            (0.48)           (0.27)
  Distributions from net
   realized gain                      (0.16)           (0.05)             0.00             (0.01)            0.00
  Total distributions                 (0.44)           (0.49)            (0.44)            (0.49)           (0.27)
                                   --------         --------          --------          --------         --------
 NET ASSET VALUE, END OF
  PERIOD                             $10.70           $10.80            $10.69            $10.56           $10.36
                                   ========         ========          ========          ========         ========
 TOTAL RETURN1                         3.26%            5.69%             5.45%             6.80%            6.36%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $53,648          $48,109           $67,494           $65,477           $27,790
  Ratios to average net assets4:
  Ratio of expenses to
   average net assets                  0.51%            0.40%             0.31%             0.05%             0.0%3
  Ratio of net investment
   income (loss) to
   average net assets                  3.96%            4.09%             4.08%             4.54%            4.71%
  Portfolio turnover rate6               24%              17%               54%               95%              54%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses2,4              1.22%            1.17%             1.13%             1.14%            1.88%

1 Total returns would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3    Amount calculated is less than 0.005%.
4    Ratios shown for periods of less than one year are annualized.
5    The Fund changed its fiscal year-end from October 31 to June 30.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

46 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semiannual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 800-222-8222
Retail Investment Professionals: 888-877-9275
Institutional Investment Professionals: 866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
http:// www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at http://www.sec.gov/.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]

                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                                  RT527020 10-06
                                                            105FAM/P1003 (10-06)
                                                          ICA Reg. No. 811-09253
(Copyright) 2006 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

                                NOVEMBER 1, 2006

                                   Prospectus

                              Administrator Class

WELLS FARGO ADVANTAGE FUNDSSM -  MUNICIPAL INCOME FUNDS

California Limited-Term Tax-Free Fund

California Tax-Free Fund

Colorado Tax-Free Fund

Minnesota Tax-Free Fund

Municipal Bond Fund

National Limited-Term Tax-Free Fund

National Tax-Free Fund

Nebraska Tax-Free Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY WELLS FARGO BANK, N.A. OR ANY OF ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUNDS
INFORMATION ABOUT EACH FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES

Key Fund Information             3
California Limited-Term
  Tax-Free Fund                  4
California Tax-Free Fund         8
Colorado Tax-Free Fund          12
Minnesota Tax-Free Fund         16
Municipal Bond Fund             20
National Limited-Term
  Tax-Free Fund                 24
National Tax-Free Fund          28
Nebraska Tax-Free Fund          32
Summary of Principal
  Investment Risks              36

--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE
FUNDS
INFORMATION ABOUT THE FUNDS' ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY

About Wells Fargo Funds Trust   39
The Investment Adviser          39
The Sub-Adviser and
  Portfolio Managers            39
Dormant Multi-Manager
  Arrangement                   41

--------------------------------------------------------------------------------

YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES

Pricing Fund Shares       42
How to Open an Account    43
How to Sell Shares        45
How to Exchange Shares    46
Account Policies          48

--------------------------------------------------------------------------------

OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions          50
Taxes                  51
Financial Highlights   52
For More Information   Back Cover

Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about certain Funds within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC ("Funds Management"), the sub-adviser(s), or the portfolio managers. "We" may also refer to the Funds' other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of each Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for each Fund tells you:

..    what the Fund is trying to achieve;
..    how we intend to invest your money; and
..    what makes the Fund different from the other Funds offered in this
     Prospectus.

This section also provides a summary of each Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of each Fund concerning "80% of the Fund's net assets" is a fundamental investment policy; that is, this investment policy may not be changed without approval by the holders of a majority (as defined under the Investment Company Act of 1940, as amended) of the outstanding voting secuities of the Fund.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for each Fund. A complete description of these and other risks is found in the "Summary of Principal Investment Risks" section.

                                                          KEY FUND INFORMATION 3

CALIFORNIA LIMITED-TERM TAX-FREE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Julio C. Bonilla
Stephen Galiani

FUND INCEPTION:
11/18/1992
ADMINISTRATOR CLASS
Ticker: SCTIX

INVESTMENT OBJECTIVE
The California Limited-Term Tax-Free Fund seeks current income exempt from federal income tax and California individual income tax, consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

     . at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal AMT, and California individual income tax;

     . up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and

     . up to 10% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT, and California individual income tax. Our investment holdings may include municipal securities issued by the state of California and its subdivisions, authorities, instrumentalities and corporations, as well as municipal securities issued by the territories and possessions of the United States. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's average effective maturity to be between 2 and 7 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning, as well as industry, sector and credit quality allocations. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors, including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile.We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

4 CALIFORNIA LIMITED-TERM TAX-FREE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     .    Active Trading Risk
     .    California Municipal Securities Risk
     .    Debt Securities Risk
     .    Derivatives Risk
     .    High Yield Securities Risk
     .    Leverage Risk
     .    Liquidity Risk
     .    Management Risk
     .    Market Risk
     .    Mortgage- and Asset-Backed Securities Risk
     .    Municipal Securities Risk
     .    Non-Diversification Risk
     .    Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

                                         CALIFORNIA LIMITED-TERM TAX-FREE FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                         Calendar Year Total Returns for the Administrator Class/1/
                                            as of 12/31 each year
1996       1997       1998       1999       2000       2001       2002       2003       2004       2005
3.89%      5.09%      5.53%      0.15%      7.00%      4.37%      6.20%      2.64%      2.82%      1.63%

             BEST AND WORST QUARTER

  Best Quarter:       3Q    2002       3.04%
  Worst Quarter:      2Q    1999       -1.60%

          The Fund's year-to-date performance through June 30, 2006, was 0.50%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                      1 YEAR         5 YEARS         10 YEARS

 ADMINISTRATOR CLASS1
    Returns Before Taxes             1.63%           3.52%           3.91%
    Returns After Taxes on           1.55%           3.46%           3.83%
  Distributions2
    Returns After Taxes on           2.09%           3.42%           3.82%
  Distributions and Sale of
  Fund Shares2
 LEHMAN BROTHERS 3-YEAR                  %               %               %
  MUNICIPAL BOND INDEX3
  (reflects no deduction for
  expenses or taxes)

1 Prior to April 11, 2005, the California Limited-Term Tax-Free Fund, Administrator Class, was named the California Limited-Term Tax-Free Fund, Institutional Class. Performance for Administrator Class shares of the Fund prior to November 8, 1999, reflects performance of the Institutional Class shares of the Stagecoach California Tax-Free Income Fund, its predecessor fund, and prior to September 6, 1996, reflects performance of the Class A shares of the predecessor fund.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers 3-Year Municipal Bond Index is the 3-year component of the Lehman Brothers Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

6 CALIFORNIA LIMITED-TERM TAX-FREE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)

  Maximum sales charge                 None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales               None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)

         ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fees1                     0.40%
  Distribution (12b-1) Fees            0.00%
  Other Expenses2                      0.50%
  TOTAL ANNUAL FUND                    0.90%
  OPERATING EXPENSES
  Fee Waivers                          0.30%
  NET EXPENSES3                        0.60%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.40% for the first $500 million in assets; 0.35% for the next $500 million in assets; 0.30% for the next $2 billion in assets; 0.275% for the next $2 billion in assets; and 0.25% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through October 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
          .    Your investment has a 5% return each year;
          .    You reinvest all dividends and distributions ; and
          .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $            61
   3 Years     $           257
   5 Years     $           469
  10 Years     $         1,080

                                         CALIFORNIA LIMITED-TERM TAX-FREE FUND 7

CALIFORNIA TAX-FREE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Stephen Galiani

FUND INCEPTION:
10/06/1998
ADMINISTRATOR CLASS
Ticker: SGCAX

INVESTMENT OBJECTIVE
The California Tax-Free Fund seeks current income exempt from federal income tax and California individual income tax.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

     . at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal AMT, and California individual income tax;
     . up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and
     . up to 10% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT, and California individual income tax. Our investment holdings may include municipal securities issued by the state of California and its subdivisions, authorities, instrumentalities and corporations as well as municipal securities issued by the territories and possessions of the United States. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. In combination with our top-down macro-economic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile.We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

8 CALIFORNIA TAX-FREE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     .    Active Trading Risk
     .    California Municipal Securities Risk
     .    Debt Securities Risk
     .    Derivatives Risk
     .    High Yield Securities Risk
     .    Leverage Risk
     .    Liquidity Risk
     .    Management Risk
     .    Market Risk
     .    Mortgage- and Asset-Backed Securities Risk
     .    Municipal Securities Risk
     .    Non-Diversification Risk
     .    Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

                                                      CALIFORNIA TAX-FREE FUND 9

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                          Calendar Year Total Returns for the Administrator Class/1/
                                             as of 12/31 each year
1996       1997       1998        1999        2000       2001       2002       2003       2004       2005
4.03%      8.97%      6.87%       -3.55%     13.77%      4.47%      7.73%      4.70%      5.10%      4.93%

             BEST AND WORST QUARTER

  Best Quarter:       Q3    2002       4.93%
  Worst Quarter:      Q4    2004       -2.42%

          The Fund's year-to-date performance through June 30, 2006, was 0.12%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                      1 YEAR         5 YEARS         10 YEARS

 ADMINISTRATOR CLASS1
    Returns Before Taxes             4.93%           5.38%           5.62%
    Returns After Taxes on           4.69%           5.24%           5.44%
  Distributions2
    Returns After Taxes on           4.96%           5.27%           5.45%
  Distributions and Sale of
  Fund Shares2
 LEHMAN BROTHERS MUNICIPAL               %               %               %
  BOND INDEX3
  (reflects no deduction for
  expenses or taxes)

1 The Administrator Class incepted on December 15, 1997. Prior to April 11, 2005, the California Tax-Free Fund, Administrator Class, was named the California Tax-Free Fund, Institutional Class. Performance for Institutional Class shares of the Fund prior to November 8, 1999, reflects performance of the Institutional Class shares of the Stagecoach California Tax-Free Bond Fund, its predecessor fund, and prior to December 15, 1997, reflects performance of the Class A shares of the Overland Express California Tax-Free Bond Fund, adjusted for Institutional Class expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

10 CALIFORNIA TAX-FREE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)

  Maximum sales charge                None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales              None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)

         ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fees1                     0.40%
  Distribution (12b-1) Fees            0.00%
  Other Expenses2                      0.47%
  TOTAL ANNUAL FUND                    0.87%
  OPERATING EXPENSES
  Fee Waivers                          0.32%
  NET EXPENSES3                        0.55%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.40% for the first $500 million in assets; 0.35% for the next $500 million in assets; 0.30% for the next $2 billion in assets; 0.275% for the next $2 billion in assets; and 0.25% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through October 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all dividends and distributions ; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $            56
   3 Years     $           246
   5 Years     $           451
  10 Years     $         1,043

                                                     CALIFORNIA TAX-FREE FUND 11

COLORADO TAX-FREE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Stephen Galiani
Adrian Van Poppel

FUND INCEPTION:
6/01/1993
ADMINISTRATOR CLASS
Ticker: NCOTX

INVESTMENT OBJECTIVE
The Colorado Tax-Free Fund seeks current income exempt from federal income tax and Colorado individual income tax.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

     . at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal AMT, and Colorado individual income tax;
     .    up to 20% of the Fund's net assets in securities that pay
          interest subject to federal income taxes, including federal AMT;
          and
     .    up to 10% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT, and Colorado individual income tax. Our investment holdings may include municipal securities issued by the state of Colorado and its subdivisions, authorities, instrumentalities and corporations as well as municipal securities issued by the territories and possessions of the United States. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. In combination with our top-down macro-economic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

12 COLORADO TAX-FREE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     .    Colorado Municipal Securities Risk
     .    Debt Securities Risk
     .    Derivatives Risk
     .    High Yield Securities Risk
     .    Leverage Risk
     .    Liquidity Risk
     .    Management Risk
     .    Market Risk
     .    Mortgage- and Asset-Backed Securities Risk
     .    Municipal Securities Risk
     .    Non-Diversification Risk
     .    Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

                                                       COLORADO TAX-FREE FUND 13

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                           Calendar Year Total Returns for the Administrator Class/1/
                                              as of 12/31 each year
1996        1997       1998        1999        2000       2001        2002       2003       2004       2005
4.88%      10.29%      6.14%       -5.39%     13.62%      5.38%      10.29%      4.85%      4.03%      3.27%

            BEST AND WORST QUARTERS

  Best Quarter:       Q3    2002       5.80%
  Worst Quarter:      Q4    2004       -2.31%

          The Fund's year-to-date performance through June 30, 2006, was 0.19%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                       1 YEAR           5 YEARS         10 YEARS

 ADMINISTRATOR CLASS1
    Returns Before Taxes              3.27%            5.54%            5.62%
    Returns After Taxes on            3.27%            5.54%            5.61%
  Distributions2
    Returns After Taxes on            3.70%            5.45%            5.55%
  Distributions and Sale of
  Fund Shares2
 LEHMAN BROTHERS MUNICIPAL            x.xx%            x.xx%            x.xx%
  BOND INDEX3
  (reflects no deduction for
  expenses or taxes)

1 The Administrator Class incepted on August 23, 1993. Prior to April 11, 2005, the Colorado Tax-Free Fund, Administrator Class, was named the Colorado Tax-Free Fund, Institutional Class. Performance for Administrator Class shares of the Fund prior to November 8, 1999, reflects performance of the Institutional Class shares of the Norwest Advantage Colorado Tax-Free Fund, its predecessor fund.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

14 COLORADO TAX-FREE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)

  Maximum sales charge                None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales              None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)

         ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fees1                     0.40%
  Distribution (12b-1) Fees            0.00%
  Other Expenses2                      0.49%
  TOTAL ANNUAL FUND                    0.89%
  OPERATING EXPENSES
  Fee Waivers                          0.29%
  NET EXPENSES3                        0.60%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.40% for the first $500 million in assets; 0.35% for the next $500 million in assets; 0.30% for the next $2 billion in assets; 0.275% for the next $2 billion in assets; and 0.25% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through October 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all dividends and distributions ; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $            61
   3 Years     $           255
   5 Years     $           465
  10 Years     $         1,069

                                                       COLORADO TAX-FREE FUND 15

MINNESOTA TAX-FREE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Lyle J. Fitterer, CFA, CPA
Adrian Van Poppel
Kenneth M. Salinger, CFA

FUND INCEPTION:
1/12/1988
ADMINISTRATOR CLASS
Ticker: NWMIX

INVESTMENT OBJECTIVE
The Minnesota Tax-Free Fund seeks current income exempt from federal income tax and Minnesota individual income tax.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

     . at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax , including federal AMT, and Minnesota individual income tax;
     . up to 20% of the Fund's net assets in securities that pay interest subject to federal income taxes, including federal AMT;
          and
     . up to 10% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT, and Minnesota individual income tax. Our investment holdings may include municipal securities issued by the state of Minnesota and its subdivisions, authorities, instrumentalities and corporations as well as municipal securities issued by the territories and possessions of the United States. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the fund's assets in securities that pay interest subject to federal AMT. While the Fund is required, under normal circumstances, to invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from Minnesota individual income tax, we currently intend to manage the portfolio so that at least 95% of the income generated by the Fund is exempt from Minnesota individual income tax. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. In combination with our top-down macro-economic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

16 MINNESOTA TAX-FREE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     .    Debt Securities Risk
     .    Derivatives Risk
     .    High Yield Securities Risk
     .    Leverage Risk
     .    Liquidity Risk
     .    Management Risk
     .    Market Risk
     .    Minnesota Municipal Securities Risk
     .    Mortgage- and Asset-Backed Securities Risk
     .    Municipal Securities Risk
     .    Non-Diversification Risk
     .    Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

                                                      MINNESOTA TAX-FREE FUND 17

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                          Calendar Year Total Returns for the Administrator Class/1/
                                             as of 12/31 each year
1996       1997       1998        1999        2000       2001       2002       2003       2004       2005
3.78%      9.16%      6.22%       -5.93%     12.58%      5.18%      8.87%      5.36%      4.07%      3.12%

             BEST AND WORST QUARTER

  Best Quarter:       Q4    2000       4.84%
  Worst Quarter:      Q3    1999       -2.60%

          The Fund's year-to-date performance through June 30, 2006, was 0.27%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                      1 YEAR         5 YEARS         10 YEARS

 ADMINISTRATOR CLASS1
    Returns Before Taxes             3.12%           5.30%           5.14%
    Returns After Taxes on           3.07%           5.28%           5.12%
  Distributions2
    Returns After Taxes on           3.62%           5.22%           5.09%
  Distributions and Sale of
  Fund Shares2
 LEHMAN BROTHERS MUNICIPAL               %               %               %
  BOND INDEX3
  (reflects no deduction for
  expenses or taxes)

1 The Administrator Class incepted on August 2, 1993. Prior to April 11, 2005, the Minnesota Tax-Free Fund, Administrator Class, was named the Minnesota Tax-Free Fund, Institutional Class. Performance for Institutional Class shares of the Fund prior to November 8, 1999, reflects the performance of the Institutional Class shares of the Norwest Advantage Minnesota Tax-Free Fund, its predecessor fund.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

18 MINNESOTA TAX-FREE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)

  Maximum sales charge                None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales              None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)

         ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fees1                     0.40%
  Distribution (12b-1) Fees            0.00%
  Other Expenses2                      0.48%
  TOTAL ANNUAL FUND                    0.88%
  OPERATING EXPENSES
  Fee Waivers                          0.28%
  NET EXPENSES3                        0.60%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.40% for the first $500 million in assets; 0.35% for the next $500 million in assets; 0.30% for the next $2 billion in assets; 0.275% for the next $2 billion in assets; and 0.25% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through October 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all dividends and distributions ; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $            61
   3 Years     $           253
   5 Years     $           460
  10 Years     $         1,069

                                                      MINNESOTA TAX-FREE FUND 19

MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Lyle J. Fitterer, CFA, CPA
Kenneth M. Salinger, CFA

FUND INCEPTION:
10/23/1986
ADMINISTRATOR CLASS
Ticker: WMFDX

INVESTMENT OBJECTIVE
The Municipal Bond Fund seeks current income exempt from federal income tax.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

     . at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, but not necessarily the federal AMT;
     . up to 20% of the Fund's total assets in securities that pay interest subject to federal AMT; and
     . up to 25% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, including federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

20 MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     .    Active Trading Risk
     .    Debt Securities Risk
     .    Derivatives Risk
     .    High Yield Securities Risk
     .    Leverage Risk
     .    Liquidity Risk
     .    Management Risk
     .    Market Risk
     .    Mortgage- and Asset-Backed Securities Risk
     .    Municipal Securities Risk
     .    Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

                                                          MUNICIPAL BOND FUND 21

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.
The Municipal Bond Fund was organized as the successor fund to the Strong Municipal Bond Fund and the Strong Advisor Municipal Bond Fund, with the former being the accounting survivor, effective April 11, 2005.

[GRAPHIC APPEARS HERE]

                           Calendar Year Total Returns for the Administrator Class/1/
                                             as of 12/31 each year
1996        1997       1998        1999       2000       2001       2002       2003        2004       2005
2.44%      12.11%      6.69%       -6.48%     3.32%      4.70%      6.47%      6.72%      10.30%      5.01%

             BEST AND WORST QUARTER

  Best Quarter:       Q3    2004       7.12%
  Worst Quarter:      Q4    1999       -3.59%

          The Fund's year-to-date performance through June 30, 2006, was 0.98%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                      1 YEAR         5 YEARS         10 YEARS

 ADMINISTRATOR CLASS1
    Returns Before Taxes             5.01%           6.62%           5.01%
    Returns After Taxes on           5.01%           6.62%           5.01%
  Distributions2
    Returns After Taxes on           4.79%           6.34%           4.99%
  Distributions and Sale of
  Fund Shares2
 LEHMAN BROTHERS MUNICIPAL               %               %               %
  BOND INDEX3
  (reflects no deduction for
  expenses or taxes)

1 The Administrator Class incepted on April 11, 2005. Performance for the Administrator Class shares of the Municipal Bond Fund prior to April 11, 2005, reflects the performance of the Investor Class shares of the Strong Municipal Bond Fund, its predecessor fund, adjusted to reflect the Administrator Class expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

22 MUNICIPAL BOND FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)

  Maximum sales charge                None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales              None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)

         ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fees1                     0.40%
  Distribution (12b-1) Fees            0.00%
  Other Expenses2                      0.48%
  TOTAL ANNUAL FUND                    0.88%
  OPERATING EXPENSES
  Fee Waivers                          0.40%
  NET EXPENSES3                        0.48%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.40% for the first $500 million in assets; 0.35% for the next $500 million in assets; 0.30% for the next $2 billion in assets; 0.275% for the next $2 billion in assets; and 0.25% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through October 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all dividends and distributions ; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $          49
   3 Years     $         241
   5 Years     $           -
  10 Years     $           -

                                                          MUNICIPAL BOND FUND 23

NATIONAL LIMITED-TERM TAX-FREE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Lyle J. Fitterer, CFA, CPA

FUND INCEPTION:
10/1/1996
ADMINISTRATOR CLASS
Ticker: NVLIX

INVESTMENT OBJECTIVE
The National Limited-Term Tax-Free Fund seeks current income exempt from federal income taxes, consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS

Under normal circumstances, we invest:

     .    at least 80% of the Fund's net assets in municipal securities that pay
     .    interest exempt from federal income tax, including federal AMT;
     . up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and
     . up to 10% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES
We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, including federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's average effective maturity to be between 1 and 5 years.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

24 NATIONAL LIMITED-TERM TAX-FREE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     .    Debt Securities Risk
     .    Derivatives Risk
     .    High Yield Securities Risk
     .    Leverage Risk
     .    Liquidity Risk
     .    Management Risk
     .    Market Risk
     .    Mortgage- and Asset-Backed Securities Risk
     .    Municipal Securities Risk
     .    Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

                                          NATIONAL LIMITED-TERM TAX-FREE FUND 25

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                    Calendar Year Total Returns for the Administrator Class/1/
                                      as of 12/31 each year
1997       1998       1999       2000       2001       2002       2003       2004       2005
6.58%      5.28%      0.08%      6.52%      5.48%      8.18%      3.53%      1.71%      0.97%

             BEST AND WORST QUARTER

  Best Quarter:       Q2    2002       3.68%
  Worst Quarter:      Q2    2004       -1.77%

          The Fund's year-to-date performance through June 30, 2006, was 0.82%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                       1 YEAR           5 YEARS       LIFE OF FUND

 ADMINISTRATOR CLASS1
  Returns Before Taxes                0.97%            3.94%             4.68%
  Returns After Taxes on              0.97%            3.94%             4.67%
  Distributions2
  Returns After Taxes on              1.68%            3.87%             4.59%
Distributions and Sale of
  Fund Shares2
 LEHMAN BROTHERS 3-YEAR               x.xx%            x.xx%             x.xx%
  MUNICIPAL BOND INDEX3
  (reflects no deduction for
  expenses or taxes)

1 The Administrator Class incepted on October 1, 1996. Prior to April 11, 2005, the National Limited-Term Tax-Free Fund, Administrator Class, was named the National Limited-Term Tax-Free Fund, Institutional Class. Performance for the Administrator Class shares prior to November 8, 1999, reflects performance of the Institutional Class shares of the Norwest Advantage Limited Term Tax-Free Fund, its predecessor fund.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers 3-Year Municipal Bond Index is the 3-year component of the Lehman Brothers Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

26 NATIONAL LIMITED-TERM TAX-FREE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)

  Maximum sales charge                None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales              None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)

         ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fees1                     0.40%
  Distribution (12b-1) Fees            0.00%
  Other Expenses2                      0.55%
  TOTAL ANNUAL FUND                    0.95%
  OPERATING EXPENSES
  Fee Waivers                          0.35%
  NET EXPENSES3                        0.60%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.40% for the first $500 million in assets; 0.35% for the next $500 million in assets; 0.30% for the next $2 billion in assets; 0.275% for the next $2 billion in assets; and 0.25% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through October 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all dividends and distributions ; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $            61
   3 Years     $           268
   5 Years     $           491
  10 Years     $         1,134

                                          NATIONAL LIMITED-TERM TAX-FREE FUND 27

NATIONAL TAX-FREE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Lyle J. Fitterer, CFA, CPA
Stephen Galiani
Kenneth M. Salinger, CFA

FUND INCEPTION:
8/1/1989
ADMINISTRATOR CLASS
Ticker: NTFTX

INVESTMENT OBJECTIVE
The National Tax-Free Fund seeks current income exempt from federal income tax.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

     . at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal AMT;
     . up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and
     . up to 10% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, including federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

28 NATIONAL TAX-FREE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     .    Debt Securities Risk
     .    Derivatives Risk
     .    High Yield Securities Risk
     .    Leverage Risk
     .    Liquidity Risk
     .    Management Risk
     .    Market Risk
     .    Mortgage- and Asset-Backed Securities Risk
     .    Municipal Securities Risk
     .    Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

                                                       NATIONAL TAX-FREE FUND 29

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                           Calendar Year Total Returns for the Administrator Class/1/
                                             as of 12/31 each year
1996        1997       1998        1999        2000       2001       2002       2003       2004       2005
4.74%      10.26%      6.54%       -5.44%     13.13%      4.77%      8.38%      4.66%      4.82%      4.30%

             BEST AND WORST QUARTER

  Best Quarter:       Q4    2000       5.31%
  Worst Quarter:      Q2    2004       -2.49%

          The Fund's year-to-date performance through June 30, 2006, was 0.32%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                       1 YEAR           5 YEARS         10 YEARS

 ADMINISTRATOR CLASS1
    Returns Before Taxes              4.30%            5.38%            5.51%
    Returns After Taxes on            4.30%            5.38%            5.51%
  Distributions2
    Returns After Taxes on            4.41%            5.32%            5.47%
  Distributions and Sale of
  Fund Shares2
 LEHMAN BROTHERS MUNICIPAL            x.xx%            x.xx%            x.xx%
  BOND INDEX3
  (reflects no deduction for
  expenses or taxes)

1 The Administrator Class incepted on August 2, 1993. Prior to April 11, 2005, the National Tax-Free Fund, Administrator Class, was named the National Tax-Free Fund, Institutional Class. Performance for the Institutional Class shares prior to November 8, 1999, reflects performance of the Institutional Class shares of the Norwest Advantage Tax-Free Income Fund, its predecessor fund.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

30 NATIONAL TAX-FREE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)

  Maximum sales charge                None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales              None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)

         ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fees1                     0.40%
  Distribution (12b-1) Fees            0.00%
  Other Expenses2                      0.46%
  TOTAL ANNUAL FUND                    0.86%
  OPERATING EXPENSES
  Fee Waivers                          0.26%
  NET EXPENSES3                        0.60%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.40% for the first $500 million in assets; 0.35% for the next $500 million in assets; 0.30% for the next $2 billion in assets; 0.275% for the next $2 billion in assets; and 0.25% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through October 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
          .    Your investment has a 5% return each year;
          .    You reinvest all dividends and distributions ; and
          .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $            61
   3 Years     $           255
   5 Years     $           465
  10 Years     $         1,069

                                                       NATIONAL TAX-FREE FUND 31

NEBRASKA TAX-FREE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGER
Julio C. Bonilla
Wendy Casetta

FUND INCEPTION:
8/31/1989
ADMINISTRATOR CLASS
Ticker: GPTFX

INVESTMENT OBJECTIVE
The Nebraska Tax-Free Fund seeks current income exempt from federal income tax and Nebraska individual income tax.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

     . at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, including federal AMT, and Nebraska individual income tax;
     . up to 20% of the Fund's net assets in securities that pay interest subject to federal income tax, including federal AMT; and
     . in municipal securities rated in the four highest credit categories by Nationally Recognized Statistical Ratings Organizations, and in unrated securities deemed by us to be of comparable quality.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT, and Nebraska individual income tax. Our investment holdings may include municipal securities issued by the state of Nebraska and its subdivisions, authorities, instrumentalities and corporations as well as municipal securities issued by the territories and possessions of the United States. We may also invest a portion of the Fund's assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. In combination with our top-down macro-economic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

32 NEBRASKA TAX-FREE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     . Debt Securities Risk
     . Derivatives Risk
     . Leverage Risk
     . Liquidity Risk
     . Management Risk
     . Market Risk
     . Mortgage- and Asset-Backed Securities Risk
     . Municipal Securities Risk
     . Nebraska Municipal Securities Risk
     . Non-Diversification Risk
     . Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

                                                       NEBRASKA TAX-FREE FUND 33

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                          Calendar Year Total Returns for the Administrator Class/1/
                                            as of 12/31 each year
1996       1997       1998        1999       2000       2001       2002       2003       2004       2005
3.36%      6.45%      4.97%       -1.33%     9.37%      4.12%      8.98%      4.21%      2.80%      2.22%

             BEST AND WORST QUARTER

  Best Quarter:       Q3    2002      4.72%
  Worst Quarter:      Q2    2004     -1.87%

          The Fund's year-to-date performance through June 30, 2006, was 0.24%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                       1 YEAR           5 YEARS         10 YEARS

 ADMINISTRATOR CLASS1
    Returns Before Taxes              2.22%            4.44%            4.47%
    Returns After Taxes on            2.13%            4.30%            4.40%
  Distributions2
    Returns After Taxes on            2.92%            4.38%            4.43%
  Distributions and Sale of
  Fund Shares2
 LEHMAN BROTHERS MUNICIPAL            x.xx%            x.xx%            x.xx%
  BOND INDEX3
  (reflects no deduction for
  expenses or taxes)

1 The Administrator Class incepted on September 29, 1997. Prior to April 11, 2005, the Nebraska Tax-Free Fund, Administrator Class, was named the Nebraska Tax-Free Fund, Institutional Class. Performance for the Administrator Class shares prior to September 8, 2000, reflects the performance of the Institutional Class of the Great Plains Tax-Free Bond Fund, its predecessor fund, and prior to September 29, 1997, reflects performance of an unregistered predecessor common trust fund. The common trust fund was not subject tocertain requirements and restrictions imposed by the Investment Company Act of 1940, which, if applicable, may have adversely affected performance.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

34 NEBRASKA TAX-FREE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)

  Maximum sales charge                None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales              None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)

         ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fees1                     0.40%
  Distribution (12b-1) Fees            0.00%
  Other Expenses2                      0.57%
  TOTAL ANNUAL FUND                    0.97%
  OPERATING EXPENSES
  Fee Waivers                          0.22%
  NET EXPENSES3                        0.75%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.40% for the first $500 million in assets; 0.35% for the next $500 million in assets; 0.30% for the next $2 billion in assets; 0.275% for the next $2 billion in assets; and 0.25% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through October 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all dividends and distributions ; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $            77
   3 Years     $           287
   5 Years     $           515
  10 Years     $         1,170

                                                       NEBRASKA TAX-FREE FUND 35

SUMMARY OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks for each Fund are identified on the individual fund pages and are described below. Additional information about the principal risks is included the Statement of Additional Information.

ACTIVE TRADING RISK   Our active investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses and may generate higher short-term capital gains.
CALIFORNIA MUNICIPAL  Since we invest heavily in California municipal securities, events in California are likely to
 SECURITIES RISK      affect the Funds' investments. Although California has a larger and more diverse economy than most other states, its economy continues to be driven by, among other industries, agriculture, tourism, housing and construction, high technology and manufacturing. A downturn in any one industry may have a disproportionate impact on California municipal securities.
COLORADO MUNICIPAL    Since we invest heavily in Colorado municipal securities, events in Colorado are likely to
 SECURITIES RISK      affect the Fund's investments. The Colorado economy is based on information, professional and technical services, communications, transportation, tourism, natural resources and mining, and manufacturing. Certain obligations of Colorado state and local public entities are subject to particular economic risks, including, but not limited to, the vulnerabilities of resort economies which depend on seasonal tourism, the possibility of downturns in sales tax and other revenues, and fluctuations in the real estate market.
DEBT SECURITIES RISK  Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                      Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S.
                      Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk.
                      Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.
DERIVATIVES RISK      The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves than the underlying security or index from which it derives its value. In addition, derivatives may be susceptible to changes in yields or values due to their structure or contract terms.

36 SUMMARY OF PRINCIPAL INVESTMENT RISKS

HIGH YIELD            High yield securities (sometimes referred to as "junk bonds") are debt securities that are
 SECURITIES RISK      rated below investment-grade, are unrated and deemed by us to be below investment-
                      grade, or are in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.
LEVERAGE RISK         Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK        A security may not be sold at the time desired or without adversely affecting the price.
 MANAGEMENT RISK      We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK           The value of a security, and therefore the value of Fund shares' may be reduced by market activity. This is a basic risk associated with all securities.
MINNESOTA MUNICIPAL   Since we invest heavily in Minnesota municipal securities, events in Minnesota are likely to
 SECURITES RISK       affect the Fund's investments. For example, the state's economy relies significantly on its agriculture and forestry natural resources. Adverse conditions affecting these areas could have a disproportionate impact on Minnesota municipal securities.
MORTGAGE- AND         Mortgage- and asset-backed securities are subject to certain additional risks. Rising interest
 ASSET-BACKED         rates tend to extend the duration of the securities, making them more sensitive to changes
 SECURITIES RISK      in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, debts securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.

                                        SUMMARY OF PRINCIPAL INVESTMENT RISKS 37

MUNICIPAL             Municipal securities rely on the creditworthiness or revenue production of their issuers or
 SECURITIES RISK      auxiliary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers. Each Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, a
                      Fund may own different obligations that pay interest based on the revenue of similar projects. Although the Funds strive to invest in municipal securities and other securities with interest that is exempt from federal income taxes, including federal alternative minimum tax
                      ("AMT") for certain of the Funds, some income earned by Fund investments may be subject to such taxes. The Funds take advantage of tax laws that allow the income from certain investments to be exempted from federal income tax and, in some cases, state individual income tax. Tax authorities are paying increased attention to whether interest on municipal obligations is exempt from taxation, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by a Fund. Capital gains, whether declared by a Fund or realized by the shareholder through the selling of Fund shares, are generally taxable.
NEBRASKA MUNICIPAL    Since we invest heavily in Nebraska municipal securities, events in Nebraska are likely to
 SECURITIES RISK      affect the Fund's investments. The Nebraska economy is primarily based on agriculture and agricultural processing, but has become increasingly diversified with relatively steady growth in the manufacturing, services and finance, insurance and real estate industries.
                      While these recent trends have helped diversify the Nebraska economy, it may still be significantly impacted by changes in agricultural conditions such as the weather, fluctuations in commodity markets, world agricultural production, import and export and decreases in federal agriculture subsidy and support programs.The State of Nebraska does not directly issue debt. The obligations issued by municipalities or political subdivisions that are permitted to issue debt are not backed by the State's full faith and credit. Accordingly, the Fund relies on the availability of, and must individually analyze the economic condition of, securities issued by the various municipalities and public authorities in Nebraska.
NON-DIVERSIFICATION   Because the percentage of a non-diversified fund's assets invested in the securities of a
 RISK                 single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting such issuer. (A
                      "diversified" investment company is required by the 1940 Act, generally, with respect to 75%
                      of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.)
REGULATORY RISK       Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

38 SUMMARY OF PRINCIPAL INVESTMENT RISKS

ORGANIZATION AND MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the "Board") supervises each Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Funds and approves the selection of various companies hired to manage the Funds' operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER
Funds Management, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Funds. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Funds and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Funds. For providing these services, Funds Management is entitled to receive fees as described in each Fund's table of Annual Fund Operating Expenses under "Management Fees". A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for each Fund is available in the Funds' annual report for the fiscal year ended June 30, 2006.

THE SUB-ADVISER AND PORTFOLIO MANAGERS
The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Funds. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Funds. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 39

==============================================================================================================================
WELLS CAPITAL MANAGEMENT      ("Wells Capital Management"), an affiliate of Funds Management, located at 525 Market Street,
 INCORPORATED                 San Francisco, CA 94105, is the sub-adviser for all of the Funds in this Prospectus. In this capacity, Wells Capital Management is responsible for the day-to-day investment management activities of the Funds. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. Wells Capital
                              Managment is compensated for its services to the Funds by Funds Management from the fees Funds
                              Management receives for its services as adviser to the Funds.
JULIO C. BONILLA              Mr. Bonilla joined the Wells Capital Management team that specializes in tax-exempt
California Limited-Term       fixed income securities in 2005. He has been a portfolio manager for the money market
 Tax-Free Fund                management team since 2000. He joined Wells Fargo Bank as a brokerage sales
Nebraska Tax-Free Fund        assistant in 1997. Mr. Bonilla earned his B.A. degree in political science from the
                              University of San Diego and his M.B.A. degree in finance from Pepperdine University.
WENDY CASETTA                 Ms. Casetta joined Wells Capital Management in January 2005 with the acquisition of
Nebraska Tax-Free Fund        Strong Capital Management, Inc. ("SCM") where she was a senior research analyst and portfolio manager for the Municipal Credit Research Team. Prior to that, from August of
                              1994 to May of 1998, she was a fixed income trader and investment associate at
                              Barnett Capital Advisors. She began her career as an investment industry professional as a registered representative at Nicholas Company in 1993. Ms. Casetta earned her B.A.
                              degree in finance from University of Wisconsin-Oshkosh and her M.B.A degree in business administration from the University of North Florida.
LYLE J. FITTERER, CFA, CPA    Mr. Fitterer joined Wells Capital Management as a Portfolio Manager in 2005 where he
Minnesota Tax-Free Fund       is Managing Director and head of the Fixed Income Team and Senior Portfolio
Municipal Bond Fund           Manager for Customized Fixed Income. Prior to joining Wells Capital Management he
National Limited Term         was with SCM since 1989 where he served as Director of Customized Fixed Income
 Tax-Free Fund                since 2000. He served first as a mutual fund accountant and later as an analyst and
National Tax-Free Fund        trader in the fixed income department, specializing in mortgage and asset-backed securities. He has also traded equity and derivative securities for SCM's hedge funds and equity mutual funds and was a portfolio manager from January 1996 to
                              November 1998 and returned to portfolio management in March 2000. He joined
                              Strong Institutional Client Services as Managing Director in November 1998, where he was responsible for overseeing the institutional and intermediary sales organization.
                              He received his B.S. degree in Accounting from the University of North Dakota.
STEPHEN GALIANI               Mr. Galiani joined Wells Capital Management in 1997. Prior to Wells Capital
California Limited-Term       Management, he served as Director of Fixed Income from 1995 to 1997 for Qualivest
 Tax-Free Fund                Capital Management. He was President from 1990 to 1995 of Galiani Asset
California Tax-Free Fund      Management Corporation, an independent advisory practice. Mr. Galiani earned his
Colorado Tax-Free Fund        B.A. degree in English from Manhattan College and his M.B.A. degree from Boston
National Tax-Free Fund        University.
KENNETH M. SALINGER, CFA      Mr. Salinger joined Wells Capital Management in 2006 and currently serves on the
Minnesota Tax-Free Fund       Municipal Bond Team as a Senior Portfolio Manager. Prior to joining Wells Capital
Municipal Bond Fund           Management, Mr. Salinger was with American Century Investments for 14 years, of
National Tax-Free Fund        which the last 12 years he served on the municipal bond team as the lead manager for two national municipal bond funds, as well as state specific funds for Florida and
                              Arizona. Mr. Salinger earned his B.S. degree in Quantitative Economics from University of California at San Diego.

40 ORGANIZATION AND MANAGEMENT OF THE FUNDS

ADRIAN VAN POPPEL         Mr. Van Poppel manages tax-free mutual funds, as well as separate accounts in
Colorado Tax-Free Fund    Minnesota, Arizona and California. He joined Wells Capital Management in 1997 and
Minnesota Tax-Free Fund   was responsible for trading cash positions of repurchase agreements and sweep for all mutual funds. He has been with the firm and its parent company since he began his investment career in 1996. He earned a bachelor's degree in Business Administration and Economics from Saint Mary's College in Moraga, California. He is a member of the
                          California Society of Municipal Analysts and the Municipal Bond Club of San Francisco.

==========================

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for the Municipal Bond Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                     ORGANIZATION AND MANAGEMENT OF THE FUNDS 41

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or "NAV") for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. Each Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a portfolio's assets invested directly in securities, each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

42 PRICING FUND SHARES

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

Typically, Administrator Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Administrator Class shares of the Funds should contact an account representative at their Institution and should understand the following:

     . Share purchases are made through a customer account at an Institution in accordance with the terms of the customer account involved;

     . Institutions are usually the holders of record of Administrator Class shares held through customer accounts and maintain records reflecting their customers' beneficial ownership of the shares;

     . Institutions are responsible for transmitting their customers' purchase and redemption orders to the Funds and for delivering required payment on a timely basis;

     . Institutions are responsible for delivering shareholder communications and voting information from the Funds, and for transmitting shareholder voting instructions to the Funds; and

     . Institutions may require different minimum investment amounts. Please consult an account representative at your Institution for specifics.

     . All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

     . Each Fund reserves the right to refuse or cancel a purchase or exchange order in cases where the acceptance of the order would, in the Fund's determination, adversely impact the normal management or operations of the Fund.

     . You begin to earn dividends on the business day after the transfer agent receives your purchase in proper form.

The following investors are eligible to purchase Administrator Class shares:

     . Employee benefit plan programs that have at least $10 million in plan assets;

     . Broker-dealer managed account or wrap programs that charge an asset based fee;

     . Registered investment adviser mutual fund wrap programs that charge an asset based fee;

     .    Internal Revenue Code Section 529 plans;

     . Fund of Funds managed by Funds Management (WELLS FARGO ADVANTAGE WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/)

     . Investment Management and Trust Departments of Wells Fargo purchasing shares on behalf of their clients;

     . Institutions who invest a minimum initial amount of $1 million in a Fund; and

     . Certain groups under certain circumstances as detailed in the Funds' Statement of Additional Information.

                                                       HOW TO OPEN AN ACCOUNT 43

--------------------------------------------------------------------------------
SHAREHOLDER SERVICING PLAN
Each Fund has a shareholder servicing plan. Under this plan, each Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, each Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by each Fund for distribution and shareholder servicing, the Adviser, the Fund's distributor or their affiliates, may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.

In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, inclusion of the Fund on a selling agent's "preferred list"; providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to its clients; granting access to a selling agent's registered representatives; providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Fund's Adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Fund's Adviser, distributor,or their affiliates, subject to applicable NASD regulations.

More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.

44 HOW TO OPEN AN ACCOUNT

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Administrator Class shares must be redeemed in accordance with the account agreement governing your customer account at your Institution. Please read the customer account agreement with your Institution for rules governing selling shares.

GENERAL NOTES FOR SELLING SHARES

     . We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff times are processed on the same business day.

     . Your shares earn dividends through the date of redemption. If you redeem shares on a Friday or prior to a holiday, shares will continue to earn dividends until the next business day.

     . Redemption proceeds are usually wired to the redeeming Institution the following business day.

     . We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through Electronic Funds Transfer have been collected. Payments may be held up to 7 days for check redemptions and for Electronic Funds Transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     . Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

     . If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that are in addition to or supersede the directions in the Prospectus.

                                                           HOW TO SELL SHARES 45

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

..    In general, exchanges may be made between like share classes of any Wells
     Fargo Advantage Fund offered to the general public for investment.

..    You should carefully read the prospectus for the Fund into which you wish to exchange.

..    Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.

..    If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.

..    Any exchange between Funds you already own must meet the minimum redemption and subsequent purchase amounts for the Funds involved.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Funds may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Funds take steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Funds' policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. The Fund has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the

46 HOW TO EXCHANGE SHARES
omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Funds' policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Fund and discussed in this Prospectus. The Fund may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where the Fund reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

                                                       HOW TO EXCHANGE SHARES 47

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

HOUSEHOLDING
To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

PORTFOLIO HOLDINGS INFORMATION
A description of the Funds' policies and procedures with respect to disclosure of their portfolio holdings is available in the Funds' Statement of Additional Information and on the Funds' Web site at www.wellsfargo.com/advantagefunds.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

..    Individual Retirement Plans, including traditional IRAs and Roth IRAs.

..    Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s,
     Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

STATEMENT REPRINTS
Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

48 ACCOUNT POLICIES

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers ("PINs") and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Funds reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 49

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds make distributions of any net investment income at least monthly and any realized net capital gains at least annually. Please contact your institution for distribution options.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

50 DISTRIBUTIONS

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Funds and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you're an individual Fund shareholder, the portion of your distributions attributable to dividends received by your Fund from its investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. The Funds, however, generally do not expect to realize a material amount of such dividend income. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash, by check or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Funds have built up, or have the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

                                                                        TAXES 51

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Funds' financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information. All performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

52 FINANCIAL HIGHLIGHTS

CALIFORNIA LIMITED-TERM TAX-FREE FUND
For a share outstanding throughout each period

                        ADMINISTRATOR CLASS3 SHARES-COMMENCED ON SEPTEMBER 6, 1996
                                    JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,       JUNE 30,
 FOR THE PERIOD ENDED:               2005            2004            2003            2002           2001
NET ASSET VALUE, BEGINNING
 OF PERIOD                           $10.29          $10.57          $10.34          $10.17          $9.98
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
  (loss)                               0.31            0.26            0.27            0.32           0.42
  Net realized and
   unrealized gain (loss)
   on investments                      0.15           (0.22)           0.23            0.20           0.19
                                   --------        --------        --------        --------        -------
  Total income from
   investment operations               0.46            0.04            0.50            0.52           0.61
                                   --------        --------        --------        --------        -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.30)          (0.26)          (0.27)          (0.32)         (0.42)
  Distributions from net
   realized gain                      (0.02)          (0.06)           0.00           (0.03)          0.00
  Total distributions                 (0.32)          (0.32)          (0.27)          (0.35)         (0.42)
                                   --------        --------        --------        --------        -------
NET ASSET VALUE, END OF
 PERIOD                              $10.43          $10.29          $10.57          $10.34         $10.17
                                   ========        ========        ========        ========       ========
 TOTAL RETURN1                         4.54%           0.36%           4.93%           5.19%          6.20%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $17,707         $15,425         $39,338         $12,224         $4,937
  Ratios to average net assets:
  Ratio of expenses to
   average net assets                  0.60%           0.60%           0.60%           0.60%          0.60%
  Ratio of net investment
   income (loss) to
   average net assets                  2.93%           2.40%           2.49%           3.12%          4.12%
  Portfolio turnover rate4              111%             48%             64%             34%            49%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses2                0.79%           0.73%           0.72%           0.85%          0.76%

1 Total returns would have been lower had certain expenses not been waived or reimbursed during the period shown.

2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

3    Formerly named the Institutional Class.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                         FINANCIAL HIGHLIGHTS 53

CALIFORNIA TAX-FREE FUND
For a share outstanding throughout each period

                         ADMINISTRATOR CLASS3 SHARES-COMMENCED ON DECEMBER 15, 1997
                                    JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
 FOR THE PERIOD ENDED:               2005            2004            2003            2002            2001
 NET ASSET VALUE, BEGINNING
  OF PERIOD                           $11.03          $11.59          $11.32          $11.27          $10.79
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                               0.52            0.53            0.53            0.57            0.56
  Net realized and
   unrealized gain (loss)
   on investments                       0.57           (0.46)           0.32            0.10            0.48
                                   --------        --------        --------        --------        --------
  Total income from
   investment operations                1.09            0.07            0.85            0.67            1.04
                                   --------        --------        --------        --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.52)          (0.53)          (0.55)          (0.56)          (0.56)
  Distributions from net
   realized gain                      (0.06)          (0.10)          (0.03)          (0.06)           0.00
  Total distributions                 (0.58)          (0.63)          (0.58)          (0.62)          (0.56)
                                   --------        --------        --------        --------        --------
NET ASSET VALUE, END OF
 PERIOD                              $11.54          $11.03          $11.59          $11.32          $11.27
                                   ========        ========        ========        ========        ========
 TOTAL RETURN1                        10.07%           0.66%           7.90%           5.85%           9.80%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $41,926         $36,408         $38,681         $42,913         $47,211
  Ratios to average net assets:
  Ratio of expenses to
   average net assets                  0.55%           0.55%           0.57%           0.60%           0.60%
  Ratio of net investment
   income (loss) to
   average net assets                  4.60%           4.69%           4.82%           4.88%           4.99%
  Portfolio turnover rate4               30%             41%             34%             31%             52%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses
   (annualized)2                       0.75%           0.70%           0.65%           0.62%           0.60%

1 Total returns would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3    Formerly named the Institutional Class.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

54 FINANCIAL HIGHLIGHTS

COLORADO TAX-FREE FUND
For a share outstanding throughout each period

                          ADMINISTRATOR CLASS3 SHARES-COMMENCED ON AUGUST 23, 1993

                                    JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,
 FOR THE PERIOD ENDED:               2005            2004            2003            2002            2001
 NET ASSET VALUE, BEGINNING
  OF PERIOD                           $10.64          $11.01          $10.62          $10.40           $9.84
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                              0.49            0.50            0.52            0.53            0.55
  Net realized and
   unrealized gain (loss)
   on investments                      0.30           (0.37)           0.39            0.22            0.56
                                   --------        --------        --------        --------         -------
  Total income from
   investment operations               0.79            0.13            0.91            0.75            1.11
                                   --------        --------        --------        --------         -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.49)          (0.50)          (0.52)          (0.53)          (0.55)
  Distributions from net
   realized gains                      0.00            0.00            0.00            0.00            0.00
  Total distributions                 (0.49)          (0.50)          (0.52)          (0.53)          (0.55)
                                   --------        --------        --------        --------         -------
 NET ASSET VALUE, END OF
PERIOD                               $10.94          $10.64          $11.01          $10.62          $10.40
                                   ========        ========        ========        ========        ========
 TOTAL RETURN1                         7.50%           1.18%           8.70%           7.33%          11.54%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $36,304         $41,196         $51,730         $50,630         $47,538
  Ratios to average net assets:
  Ratio of expenses to
   average net assets                  0.60%           0.60%           0.60%           0.60%           0.60%
  Ratio of net investment
   income (loss) to
   average net assets                  4.49%           4.62%           4.76%           5.01%           5.38%
  Portfolio turnover rate4               33%             31%             37%             28%             37%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses2                0.77%           0.73%           0.71%           0.70%           0.67%

1 Total returns would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3    Formerly named the Institutional Class.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                         FINANCIAL HIGHLIGHTS 55

MINNESOTA TAX-FREE FUND
For a share outstanding throughout each period

                             ADMINISTRATOR CLASS3 SHARES-COMMENCED ON AUGUST 2, 1993
                                    JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,
 FOR THE PERIOD ENDED:               2005             2004             2003             2002             2001
 NET ASSET VALUE, BEGINNING
  OF PERIOD                           $10.89           $11.27           $10.84           $10.67          $10.18
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                               0.48             0.49             0.49             0.52            0.54
  Net realized and
   unrealized gain (loss)
   on investments                       0.29            (0.39)            0.43             0.17            0.49
                                    --------         --------         --------         --------        --------
  Total income from
   investment operations                0.77             0.10             0.92             0.69            1.03
                                    --------         --------         --------         --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.47)           (0.48)           (0.49)           (0.52)          (0.54)
  Distributions from net
   realized gains                      (0.05)            0.00             0.00             0.00            0.00
  Total distributions                  (0.52)           (0.48)           (0.49)           (0.52)          (0.54)
                                    --------         --------         --------         --------        --------
 NET ASSET VALUE, END OF
PERIOD                                $11.14           $10.89           $11.27           $10.84          $10.67
                                    ========         ========         ========         ========        ========
 TOTAL RETURN1                          7.23%            0.86%            8.67%            6.58%          10.32%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $128,854         $143,410         $185,450         $193,327         $24,860
  Ratios to average net assets:
  Ratio of expenses to
   average net assets                   0.60%            0.60%            0.60%            0.60%           0.60%
  Ratio of net investment
   income (loss) to
   average net assets                   4.31%            4.35%            4.43%            4.78%           5.11%
  Portfolio turnover rate4                18%              12%              23%              28%             18%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses                  0.76%            0.71%            0.65%            0.65%           0.73%

1 Total returns would have been lower had certain expenses not been waived or reimbursed during the periods shown.

2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

3    Formerly named the Institutional Class.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

56 FINANCIAL HIGHLIGHTS

MUNICIPAL BOND FUND
For a share outstanding throughout each period

  ADMINISTRATOR CLASS SHARES-COMMENCED ON APRIL 11, 2005

                                            JUNE 30,
 FOR THE PERIOD ENDED:                       2005

 NET ASSET VALUE, BEGINNING                   $9.43
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                        0.10
  (loss)
  Net realized and
   unrealized gain (loss)
   on investments                              0.17
                                  -----------------
  Total income from
   investment
   operations                                  0.27
                                  -----------------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment
   income                                     (0.10)
  Distributions from net                       0.00
  realized gain
  Total distributions                         (0.10)
                                  -----------------
 NET ASSET VALUE, END OF                      $9.60
                                  =================
  PERIOD
 TOTAL RETURN1                                 2.90%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period                 $17,821
  (000s)
  Ratios to average net assets2:
  Ratio of expenses to                         0.46%
  average net assets
  Ratio of net investment
   income (loss) to
   average net assets                          4.87%
  Portfolio turnover rate4                       68%
  Ratio of expenses to
   average net assets
   prior to waived fees and
   reimbursed
   expenses2,3                                 0.90%

1 Total returns do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.

2    Ratios shown for periods of less than one year are annualized.

3 During this period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.

4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                         FINANCIAL HIGHLIGHTS 57

NATIONAL LIMITED-TERM TAX-FREE FUND
For a share outstanding throughout each period

                            ADMINISTRATOR CLASS3 SHARES-COMMENCED ON OCTOBER 1, 1996

                                    JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,        JUNE 30,
 FOR THE PERIOD ENDED:               2005             2004             2003             2002            2001
 NET ASSET VALUE, BEGINNING
  OF PERIOD                           $10.81           $11.09           $10.73          $10.52          $10.19
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                               0.31             0.29             0.37            0.43            0.46
  Net realized and
   unrealized gain (loss)
   on investments                       0.00            (0.28)            0.36            0.21            0.33
                                    --------         --------         --------        --------        --------
  Total income from
   investment operations                0.31             0.01             0.73            0.64            0.79
                                    --------         --------         --------        --------        --------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.31)           (0.29)           (0.37)          (0.43)          (0.46)
  Distributions from net
   realized gains                       0.00             0.00             0.00            0.00            0.00
  Total distributions                  (0.31)           (0.29)           (0.37)          (0.43)          (0.46)
                                    --------         --------         --------        --------        --------
NET ASSET VALUE, END OF
PERIOD                                $10.81           $10.81           $11.09          $10.73          $10.52
                                    ========         ========         ========        ========        ========
 TOTAL RETURN1                          2.87%            0.06%            6.86%           6.16%           7.89%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $121,244         $170,340         $152,835         $85,371         $62,111
  Ratios to average net assets:
  Ratio of expenses to
   average net assets                   0.60%            0.60%            0.60%           0.60%           0.60%
  Ratio of net investment
   income (loss) to
   average net assets                   2.82%            2.60%            3.29%           3.98%           4.39%
  Portfolio turnover rate4                26%              24%              40%             45%             57%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses2                 0.83%            0.71%            0.71%           0.76%           0.71%

1 Total returns would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3    Formerly named the Institutional Class.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

58 FINANCIAL HIGHLIGHTS

NATIONAL TAX-FREE FUND
For a share outstanding throughout each period

                             ADMINISTRATOR CLASS3 SHARES-COMMENCED ON AUGUST 2, 1993

                                    JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,         JUNE 30,
 FOR THE PERIOD ENDED:               2005             2004             2003             2002             2001
 NET ASSET VALUE, BEGINNING
  OF PERIOD                           $10.16           $10.53           $10.30           $10.22            $9.73
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                               0.48             0.47             0.52             0.55             0.56
  Net realized and
   unrealized gain (loss)
   on investments                       0.45            (0.36)            0.22             0.08             0.49
                                    --------         --------         --------         --------          -------
  Total income from
   investment operations                0.93             0.11             0.74             0.63             1.05
                                    --------         --------         --------         --------          -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                   (0.48)           (0.48)           (0.51)           (0.55)           (0.56)
  Distributions from net
   realized gains                       0.00             0.00             0.00             0.00             0.00
  Total distributions                  (0.48)           (0.48)           (0.51)           (0.55)           (0.56)
                                    --------         --------         --------         --------          -------
NET ASSET VALUE, END OF
PERIOD                                $10.61           $10.16           $10.53           $10.30           $10.22
                                    ========         ========         ========         ========         ========
 TOTAL RETURN1                          9.33%            1.01%            7.34%            6.24%           11.01%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $182,359         $183,520         $260,989         $294,132         $300,187
  Ratios to average net assets:
  Ratio of expenses to
   average net assets                   0.60%            0.60%            0.60%            0.60%            0.60%
  Ratio of net investment
   income (loss) to
   average net assets                   4.62%            4.60%            4.97%            5.30%            5.53%
  Portfolio turnover rate4                59%              63%              37%              39%              27%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses2                 0.74%            0.70%            0.67%            0.63%            0.61%

1 Total returns would have been lower had certain expenses not been waived or reimbursed during the periods shown.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3    Formerly named the Institutional Class.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                         FINANCIAL HIGHLIGHTS 59

NEBRASKA TAX-FREE FUND
For a share outstanding throughout each period

                                 ADMINISTRATOR CLASS5 SHARES-COMMENCED ON SEPTEMBER 29, 1997

                                    JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,        JUNE 30,       AUGUST 31,
 FOR THE PERIOD ENDED:               2005            2004            2003            2002           20011            2000
NET ASSET VALUE BEGINNING
 OF PERIOD                           $10.02          $10.44          $10.16          $10.06           $9.85           $9.76
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income
   (loss)                              0.39            0.39            0.42            0.43            0.36            0.42
  Net realized and
   unrealized gain (loss)
   on investments                      0.17           (0.35)           0.37            0.13            0.21            0.09
                                   --------        --------        --------        --------         -------         -------
  Total from investment
   operations                          0.56            0.04            0.79            0.56            0.57            0.51
                                   --------        --------        --------        --------         -------         -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                  (0.39)          (0.39)          (0.42)          (0.43)          (0.36)          (0.42)
  Distributions from net
   realized gain                      (0.15)          (0.07)          (0.09)          (0.03)           0.00            0.00
  Total from distributions            (0.54)          (0.46)          (0.51)          (0.46)          (0.36)          (0.42)
                                   --------        --------        --------        --------         -------         -------
NET ASSET VALUE, END OF
 PERIOD                              $10.04          $10.02          $10.44          $10.16          $10.06           $9.85
                                   ========        ========        ========        ========        ========         =======
 TOTAL RETURN2                         5.70%           0.35%           7.91%           5.67%           5.97%           5.43%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   (000s)                           $41,963         $46,253         $64,760         $66,453         $64,929         $63,305
  Ratios to average net assets3:
  Ratio of expenses to
   average net assets                  0.77%           0.83%           0.82%           0.83%           0.82%           0.88%
  Ratio of net investment
   income (loss) to
   average net assets                  3.88%           3.83%           4.06%           4.27%           4.40%           4.38%
  Portfolio turnover rate6               14%              9%             19%             31%             45%             30%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses3,4              0.84%           0.87%           0.87%           0.89%           0.91%           0.88%

1    The Fund changed its fiscal year-end from August 31 to June 30.
2 Total returns would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized.
3    Ratios shown for periods of less than one year are annualized.
4 During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
5    Formerly named the Institutional Class.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 60 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semiannual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 800-222-8222
Retail Investment Professionals: 888-877-9275
Institutional Investment Professionals: 866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
{MAILING ADDRESS}

On the Internet:
http:// www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at http://www.sec.gov/.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]

                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                                  RT527020 10-06
                                                            105FAM/P1003 (10-06)
                                                          ICA Reg. No. 811-09253
(Copyright) 2006 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

                                NOVEMBER 1, 2006

                                   Prospectus

                                 Advisor Class

WELLS FARGO ADVANTAGE FUNDSSM -  MUNICIPAL INCOME FUNDS

Ultra Short-Term Municipal Income Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY WELLS FARGO BANK, N.A. OR ANY OF ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUND
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES

Key Fund Information            3
Ultra Short-Term Municipal      4
  Income Fund
Summary of Principal            8
  Investment Risks

--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE
FUND
INFORMATION ABOUT THE FUND'S ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY

About Wells Fargo Funds Trust   10
The Investment Adviser          10
The Sub-Adviser and             10
  Portfolio Managers
Dormant Multi-Manager           11
  Arrangement

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YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES

Pricing Fund Shares       12
How to Open an Account    13
How to Sell Shares        15
How to Exchange Shares    16
Account Policies          18

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OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions          20
Taxes                  21
Financial Highlights   22
For More Information
Back Cover

Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about a Fund within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC ("Funds Management"), the sub-adviser(s), or the portfolio managers. "We" may also refer to the Fund's other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

..    what the Fund is trying to achieve; and
..    how we intend to invest your money.

This section also provides a summary of the Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Fund concerning "80% of the Fund's net assets" is a fundamental investment policy; that is, this investment policy may not be changed without approval by the holders of a majority (as defined under the Investment Company Act of 1940, as amended) of the outstanding voting secuities of the Fund.

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PRINCIPAL RISK FACTORS
This section lists the principal risk factors for the Fund. A complete description of these and other risks is found in the "Summary of Principal Investment Risks" section.

                                                          KEY FUND INFORMATION 3

ULTRA SHORT-TERM MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Wendy Casetta
Lyle J. Fitterer, CFA, CPA

FUND INCEPTION:
11/30/1995
ADVISOR CLASS
Ticker: SMUAX

INVESTMENT OBJECTIVE
The Ultra Short-Term Municipal Income Fund seeks current income exempt from federal income tax consistent with capital preservation.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

     . at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax, but not necessarily the federal AMT;
     . up to 20% of the Fund's total assets in securities that pay interest subject to federal income tax, including federal AMT; and
     . up to 10% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in short-term municipal securities of states, territories and possessions of the United States that pay interest exempt from federal income tax, including federal AMT. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the Fund's net assets in securities that pay interest subject to federal AMT. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return. Under normal circumstances, we expect the Fund's average effective maturity to be 1 year or less.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. In combination with our top-down macroeconomic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile. We may actively trade portfolio securities.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

4 ULTRA SHORT-TERM MUNICIPAL INCOME FUND

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PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     .    Active Trading Risk
     .    Debt Securities Risk
     .    Derivatives Risk
     .    High Yield Securities Risk
     .    Leverage Risk
     .    Liquidity Risk
     .    Management Risk
     .    Market Risk
     .    Mortgage- and Asset-Backed Securities Risk
     .    Municipal Securities Risk
     .    Regulatory Risk
     .    U.S. Government Securities Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

                                        ULTRA SHORT-TERM MUNICIPAL INCOME FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

The Fund was organized as the successor fund to the Strong Ultra Short-Term Municipal Income Fund, effective April 11, 2005.

[GRAPHIC APPEARS HERE]

                            Calendar Year Total Returns for the Advisor Class/1/
                                            as of 12/31 each year
1996       1997       1998       1999       2000       2001       2002       2003       2004       2005
4.35%      4.59%      4.05%      2.49%      3.42%      2.65%      2.34%      1.79%      0.34%      2.20%

             BEST AND WORST QUARTER

  Best Quarter:       Q3    1996        1.55%
  Worst Quarter:      Q4    2004       -0.12%

          The Fund's year-to-date performance through June 30, 2006, was 1.37%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                       1 YEAR           5 YEARS       LIFE OF FUND

 ADVISOR CLASS1
  Returns Before Taxes                2.20%            1.86%             2.87%
  Returns After Taxes on              2.20%            1.86%             2.87%
  Distributions2
  Returns After Taxes on              2.35%            1.96%             2.97%
Distributions and Sale of
  Fund Shares2
 LEHMAN BROTHERS 1-YEAR               x.xx%            x.xx%             x.xx%
  MUNICIPAL BOND INDEX3
  (reflects no deduction for
  expenses or taxes)

1 The Advisor Class shares incepted on October 2, 2000. Performance for the Advisor Class shares of the Ultra Short-Term Municipal Income Fund prior to April 11, 2005, reflects the performance of the Advisor Class shares of the Strong Ultra Short-Term Municipal Income Fund, its predecessor fund, and prior to October 2, 2000, reflects the performance of the Investor Class shares of the Strong Ultra Short-Term Municipal Income Fund adjusted to reflect Advisor Class expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers 1-Year Municipal Bond Index is the 1-year component of the Lehman Brothers Municipal Bond Index, which is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

6 ULTRA SHORT-TERM MUNICIPAL INCOME FUND

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FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investment)

  Maximum sales charge                 None
  (load) imposed on purchases
   (AS A PERCENTAGE OF
  OFFERING PRICE)
  Maximum deferred sales               None
  charge (load)
   (AS A PERCENTAGE OF THE
  NAV AT PURCHASE)

         ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)

  Management Fees1                     0.39%
  Distribution (12b-1) Fees            0.00%
  Other Expenses2                      0.62%
  TOTAL ANNUAL FUND                    1.01%
  OPERATING EXPENSES
  Fee Waivers                          0.29%
  NET EXPENSES3                        0.72%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.40% for the first $500 million in assets; 0.35% for the next $500 million in assets; 0.30% for the next $2 billion in assets; 0.275% for the next $2 billion in assets; and 0.25% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through October 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
     .    Your investment has a 5% return each year;
     .    You reinvest all dividends and distributions ; and
     .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

   1 Year      $            74
   3 Years     $           293
   5 Years     $           530
  10 Years     $         1,210

                                        ULTRA SHORT-TERM MUNICIPAL INCOME FUND 7

SUMMARY OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks for the Fund are identified on the individual fund pages and are described below. Additional information about the principal risks is included the Statement of Additional Information.

ACTIVE TRADING RISK         Our active investment strategy results in a higher-than-average portfolio turnover ratio and increased trading expenses and may generate higher short-term capital gains.
DEBT SECURITIES RISK        Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                            Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S.
                            Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk.
                            Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.
DERIVATIVES RISK            The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves than the underlying security or index from which it derives its value. In addition, derivatives may be susceptible to changes in yields or values due to their structure or contract terms.
HIGH YIELD SECURITIES RISK  High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-
                            grade, or are in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.
LEVERAGE RISK               Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK              A security may not be sold at the time desired or without adversely affecting the price.

8 SUMMARY OF PRINCIPAL INVESTMENT RISKS

MANAGEMENT RISK             We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.
MARKET RISK                 The value of a security, and therefore the value of Fund shares' may be reduced by market activity. This is a basic risk associated with all securities.
MORTGAGE- AND ASSET-BACKED  Mortgage- and asset-backed securities are subject to certain additional risks. Rising interest
SECURITIES RISK             rates tend to extend the duration of the securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, debts securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.
MUNICIPAL SECURITIES RISK   Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers. The Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, a
                            Fund may own different obligations that pay interest based on the revenue of similar projects. Although the Fund strives to invest in municipal securities and other securities with interest that is exempt from federal income taxes, including federal alternative minimum tax
                            ("AMT"), some income earned by Fund investments may be subject to such taxes. The Fund takes advantage of tax laws that allow the income from certain investments to be exempted from federal income tax and, in some cases, state individual income tax. Tax authorities are paying increased attention to whether interest on municipal obligations is exempt from taxation, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. Capital gains, whether declared by the Fund or realized by the shareholder through the selling of Fund shares, are generally taxable.
REGULATORY RISK             Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.
U.S. GOVERNMENT SECURITIES  Securities issued by U.S. Government agencies or government-sponsored entities may not
RISK                        be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Governement, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the
                            Department of Veterans Affairs. Government-related regulators (I.E., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association
                            ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by
                            FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

                                         SUMMARY OF PRINCIPAL INVESTMENT RISKS 9

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the "Board") supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Fund and approves the selection of various companies hired to manage the Fund's operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER
Funds Management, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as described in the Fund's table of Annual Fund Operating Expenses under "Management Fees". A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for the Fund is available in the Fund's annual report for the fiscal year ended June 30, 2006.

THE SUB-ADVISER AND PORTFOLIO MANAGERS
The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Fund. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Fund. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

==============================================================================================================================
WELLS CAPITAL MANAGEMENT      ("Wells Capital Management"), an affiliate of Funds Management, located at 525 Market Street,
 INCORPORATED                 San Francisco, CA 94105, is the sub-adviser for the Ultra Short-Term Municipal Income Fund. In this capacity, Wells Capital Management is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. Wells Capital
                              Managment is compensated for its services to the Funds by Funds Management from the fees Funds
                              Management receives for its services as adviser to the Fund.

WENDY CASETTA                 Ms. Casetta joined Wells Capital Management in January 2005 with the acquisition of
Ultra-Short Term              Strong Capital Management, Inc. ("SCM") where she was a senior research analyst and
 Municipal Income Fund        portfolio manager for the Municipal Credit Research Team. Prior to that, from August of
                              1994 to May of 1998, she was a fixed income trader and investment associate at
                              Barnett Capital Advisors. She began her career as an investment industry professional as a registered representative at Nicholas Company in 1993. Ms. Casetta earned her B.A.
                              degree in finance from University of Wisconsin-Oshkosh and her M.B.A degree in business administration from the University of North Florida.
==============================================================================================================================

10 ORGANIZATION AND MANAGEMENT OF THE FUND

==============================================================================================================================
LYLE J. FITTERER, CFA, CPA  Mr. Fitterer joined Wells Capital Management as a Portfolio Manager in 2005 where he
Ultra Short-Term            is Managing Director and head of the Fixed Income Team and Senior Portfolio
 Municipal Income Fund      Manager for Customized Fixed Income. Prior to joining Wells Capital Management he was with SCM since 1989 where he served as Director of Customized Fixed Income since 2000. He served first as a mutual fund accountant and later as an analyst and trader in the fixed income department, specializing in mortgage and asset-backed securities. He has also traded equity and derivative securities for SCM's hedge funds and equity mutual funds and was a portfolio manager from January 1996 to
                            November 1998 and returned to portfolio management in March 2000. He joined
                            Strong Institutional Client Services as Managing Director in November 1998, where he was responsible for overseeing the institutional and intermediary sales organization.
                            He received his B.S. degree in Accounting from the University of North Dakota.

==============================================================================================================================

DORMANT MULTI-MANAGER ARRANGEMENT
The Board has adopted a "multi-manager" arrangement for the Fund. Under this arrangement, a Fund and Funds Management may engage one or more sub-advisers to make day-to-day investment decisions for the Fund's assets. Funds Management would retain ultimate responsibility (subject to the oversight of the Board) for overseeing the sub-advisers and may, at times, recommend to the Board that the Fund: (1) change, add or terminate one or more sub-advisers; (2) continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or (3) materially change a sub-advisory agreement with a sub-adviser.

Applicable law generally requires a Fund to obtain shareholder approval for most of these types of recommendations, even if the Board approves the proposed action. Under the "multi-manager" arrangement approved by the Board, the Fund will seek exemptive relief, if necessary, from the SEC to permit Funds Management (subject to the Board's oversight and approval) to make decisions about the Fund's sub-advisory arrangements without obtaining shareholder approval. The Fund will continue to submit matters to shareholders for their approval to the extent required by applicable law. Meanwhile, this multi-manager arrangement will remain dormant and will not be implemented until shareholders are further notified.

                                      ORGANIZATION AND MANAGEMENT OF THE FUND 11

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or "NAV") for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a portfolio's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

12 PRICING FUND SHARES

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

Typically, Advisor Class shares are bought and held on your behalf by the Institution through which you are investing. Investors interested in purchasing Advisor Class shares of the Fund should contact an account representative at their Institution and should understand the following:

     . Share purchases are made through a Customer Account at an Institution in accordance with the terms of the Customer Account involved;

     . Institutions are usually the holders of record of Advisor Class shares held through Customer Accounts and maintain records reflecting their customers' beneficial ownership of the shares;

     . Institutions are responsible for transmitting their customers' purchase and redemption orders to the Fund and for delivering required payment on a timely basis;

     . Institutions are responsible for delivering shareholder communications and voting information from the Fund, and for transmitting shareholder voting instructions to the Fund; and

     . Institutions may require different minimum investment amounts. Please consult an account representative at your Institution for specifics.

     . All purchases must be made with U.S. dollars and all checks must be drawn on U.S. banks.

     . The Fund reserves the right to refuse or cancel a purchase or exchange order in cases where the acceptance of the order would, in the Fund's determination, adversely impact the normal management or operations of the Fund.

     . You begin to earn dividends on the business day after the transfer agent receives your purchase in proper form.

MINIMUM INVESTMENTS
Investors are required to make a minimum initial investment of $1,000 per Fund, or $250 for a retirement account, and $100 for each investment after the initital investment amounts. Please consult your selling agent or a customer service reprsentative from your Institution for specifics.

--------------------------------------------------------------------------------
SHAREHOLDER SERVICING PLAN
The Fund has a shareholder servicing plan. Under this plan, the Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by the Fund for distribution and shareholder servicing, the Adviser, the Fund's distributor or their affiliates, may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.

In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, inclusion of the Fund on a selling agent's "preferred list"; providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to its clients; granting access to a selling agent's registered representatives; providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and

                                                       HOW TO OPEN AN ACCOUNT 13
confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Fund's Adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Fund's Adviser, distributor,or their affiliates, subject to applicable NASD regulations.

More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.

14 HOW TO OPEN AN ACCOUNT

HOW TO SELL SHARES
--------------------------------------------------------------------------------

Advisor Class shares must be redeemed in accordance with the account agreement governing your customer account through which you hold your shares. Please read the account agreement for rules governing selling shares, and contact your selling agent or Institution with any questions.

GENERAL NOTES FOR SELLING SHARES

..    We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff times are processed on the same business day.
..    Your shares earn dividends through the date of redemption. If you redeem shares on a Friday or prior to a holiday, shares will continue to earn dividends until the next business day.
..    We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check or through Electronic Funds Transfer have been collected. Payments may be held up to 7 days for check redemptions and for Electronic Funds Transfers. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.
..    Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.
..    If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that are in addition to or supersede the directions in this Prospectus.

                                                           HOW TO SELL SHARES 15

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

..    In general, exchanges may be made between like share classes of any Wells
     Fargo Advantage Fund offered to the general public for investment.
..    You should carefully read the prospectus for the Fund into which you wish to exchange.
..    Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.
..    If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.
..    Any exchange between Fund you already own must meet the minimum redemption and subsequent purchase amounts for the Fund involved.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Fund may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Fund actively discourages and takes steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund's policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Fund takes steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Fund's policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. The Fund has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the

16 HOW TO EXCHANGE SHARES
omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Fund's policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Fund and discussed in this Prospectus. The Fund may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where the Fund reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

                                                       HOW TO EXCHANGE SHARES 17

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

HOUSEHOLDING
To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

PORTFOLIO HOLDINGS INFORMATION
A description of the Fund's policies and procedures with respect to disclosure of their portfolio holdings is available in the Fund's Statement of Additional Information and on the Fund's Web site at www.wellsfargo.com/advantagefunds.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:

..    Individual Retirement Plans, including traditional IRAs and Roth IRAs.
..    Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s,
     Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). Before doing so, we will give you approximately 60 days to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

STATEMENT REPRINTS
Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

18 ACCOUNT POLICIES

TRANSACTION AUTHORIZATIONS
Telephone, electronic, and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. Neither we nor WELLS FARGO ADVANTAGE FUNDS will be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers ("PINs") and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

                                                             ACCOUNT POLICIES 19

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Funds make distributions of any net investment income at least monthly and any realized net capital gains at least annually. Please contact your institution for distribution options.

Remember, distributions have the effect of reducing NAV per share by the amount distributed.

20 DISTRIBUTIONS

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you're an individual Fund shareholder, the portion of your distributions attributable to dividends received by your Fund from its investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. The Funds, however, generally do not expect to realize a material amount of such dividend income. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash, by check or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

                                                                        TAXES 21

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). All performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

22 FINANCIAL HIGHLIGHTS

ULTRA SHORT-TERM MUNICIPAL INCOME FUND
For a share outstanding throughout each period

                                                         ADVISOR CLASS
                                                      SHARES-COMMENCED ON
                                                          OCTOBER 2, 2000

                                   JUNE 30,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
 FOR THE PERIOD ENDED:              20055           2004             2003             2002             2001             2000
 NET ASSET VALUE, BEGINNING
  OF PERIOD                          $4.83           $4.87            $4.88            $4.94             $4.94           $4.94
 INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
   (loss)                             0.07            0.08             0.10             0.14              0.18            0.02
  Net realized and
   unrealized gain (loss)
   on investments                    (0.06)          (0.04)           (0.01)           (0.06)            (0.00)2          0.00
                                    ------         -------          -------          -------           ---------       -------
  Total income from
   investment operations              0.01            0.04             0.09             0.08              0.18            0.02
                                    ------         -------          -------          -------           ---------       -------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment income                 (0.07)          (0.08)           (0.10)           (0.14)            (0.18)          (0.02)
  Distributions from net
   realized gain                      0.00            0.00             0.00             0.00              0.00            0.00
  Total distributions                (0.07)          (0.08)           (0.10)           (0.14)            (0.18)          (0.02)
                                    ------         -------          -------          -------           ---------       -------
 NET ASSET VALUE, END OF
  PERIOD                             $4.77           $4.83            $4.87            $4.88             $4.94           $4.94
                                    ======         =======          =======          =======           =========       =======
 TOTAL RETURN1                        0.27%           0.90%            1.96%            1.57%             3.74%           0.35%
 RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     (MM)                          $19,540         $39,623          $69,527          $28,006            $8,218            $109
  Ratios to average net
   assets4:
  Ratio of expenses to
   average net assets                 1.04%           1.12%            1.11%            1.11%             1.10%           1.01%
  Ratio of net investment
   income (loss) to
   average net assets                 2.23%           1.72%            1.90%            2.71%             3.15%           4.39%
  Portfolio turnover rate6              47%             72%             128%              76%               71%             37%
  Ratio of expenses to
   average net assets prior
   to waived fees and
   reimbursed expenses3,4             1.14%           1.17%            1.11%            1.11%             1.11%           1.06%

1 Total returns would have been lower had certain expenses not been waived or reimbursed during the period shown. Total returns for periods of less than one year are not annualized.
2    Amount calculated is less than $0.005.
3 During certain periods, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
4    Ratios shown for periods of less than one year are annualized.
5    The Fund changed its fiscal year-end from October 31 to June 30.
6 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                                                         FINANCIAL HIGHLIGHTS 23

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semiannual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 800-222-8222
Retail Investment Professionals: 888-877-9275
Institutional Investment Professionals: 866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
http:// www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at http://www.sec.gov/.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]

                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                                  RT527020 10-06
                                                            105FAM/P1003 (10-06)
                                                          ICA Reg. No. 811-09253
(Copyright) 2006 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

                                NOVEMBER 1, 2006

                                   Prospectus

                                    Class Z

WELLS FARGO ADVANTAGE FUNDSSM -  MUNICIPAL INCOME FUNDS

Minnesota Tax-Free Fund

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION ("SEC"), NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY WELLS FARGO BANK, N.A. OR ANY OF ITS AFFILIATES OR ANY OTHER DEPOSITORY INSTITUTION. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

THE FUND
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING, INCLUDING:
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES, PRINCIPAL RISKS, PERFORMANCE HISTORY, FEES AND EXPENSES

Key Fund Information           3
Minnesota Tax-Free Fund        4
Summary of Principal
  Investment Risks             8

--------------------------------------------------------------------------------

ORGANIZATION AND MANAGEMENT OF THE
FUND
INFORMATION ABOUT THE FUND'S ORGANIZATION AND THE COMPANIES MANAGING YOUR MONEY

About Wells Fargo Funds Trust  10
The Investment Adviser         10
The Sub-Adviser and
  Portfolio Managers           10

--------------------------------------------------------------------------------

YOUR ACCOUNT
INFORMATION ABOUT HOW FUND SHARES ARE PRICED AND HOW TO OPEN AN ACCOUNT, AND BUY, SELL AND EXCHANGE FUND SHARES

Pricing Fund Shares            12
How to Open an Account         14
How to Buy Shares              15
How to Sell Shares             17
How to Exchange Shares         19
Account Policies               21

--------------------------------------------------------------------------------

OTHER INFORMATION
INFORMATION ABOUT DISTRIBUTIONS, TAXES AND FINANCIAL HIGHLIGHTS

Distributions                  23
Taxes                          24
Financial Highlights           25
For More Information
Back Cover

Please find WELLS FARGO ADVANTAGE FUNDS' PRIVACY POLICY inside the back cover of this Prospectus.

The information provided in this Prospectus is not intended for distribution to, or use by, any person or entity in any jurisdiction or country where such distribution or use would be contrary to law or regulation, or which would subject Fund shares to any registration requirement within such jurisdiction or country.

KEY FUND INFORMATION
--------------------------------------------------------------------------------

This Prospectus contains information about a Fund within the WELLS FARGO ADVANTAGE FUNDS family and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.

In this Prospectus, "we" generally refers to Wells Fargo Funds Management, LLC ("Funds Management"), the sub-adviser(s), or the portfolio managers. "We" may also refer to the Fund's other service providers. "You" refers to the shareholder or potential investor.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objective and strategies description for the Fund tells you:

..    what the Fund is trying to achieve; and
..    how we intend to invest your money.

This section also provides a summary of the Fund's principal investments and practices. Unless otherwise indicated, these investment policies and practices apply on an ongoing basis. Percentages of "the Fund's net assets" are measured as percentages of net assets plus borrowings for investment purposes. The investment policy of the Fund concerning "80% of the Fund's net assets" is a fundamental investment policy; that is, this investment policy may not be changed without approval by the holders of a majority (as defined under the Investment Company Act of 1940, as amended) of the outstanding voting secuities of the Fund.

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
This section lists the principal risk factors for the Fund. A complete description of these and other risks is found in the "Summary of Principal Investment Risks" section.

                                                          KEY FUND INFORMATION 3

MINNESOTA TAX-FREE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
Wells Fargo Funds Management, LLC

SUB-ADVISER
Wells Capital Management Incorporated

PORTFOLIO MANAGERS
Lyle J. Fitterer, CFA, CPA
Adrian Van Poppel

FUND INCEPTION:
1/12/1988
CLASS Z
Ticker: WMTZX

INVESTMENT OBJECTIVE
The Minnesota Tax-Free Fund seeks current income exempt from federal income tax and Minnesota individual income tax.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENTS
Under normal circumstances, we invest:

     . at least 80% of the Fund's net assets in municipal securities that pay interest exempt from federal income tax , including federal AMT, and Minnesota individual income tax;
     . up to 20% of the Fund's net assets in securities that pay interest subject to federal income taxes, including federal AMT; and
     . up to 10% of the Fund's total assets in below investment-grade municipal securities.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
We invest principally in municipal securities that pay interest exempt from federal income tax, including federal AMT, and Minnesota individual income tax. Our investment holdings may include municipal securities issued by the state of Minnesota and its subdivisions, authorities, instrumentalities and corporations as well as municipal securities issued by the territories and possessions of the United States. Some of the securities may be below investment grade or may be unrated and deemed by us to be of comparable quality. We may also invest a portion of the fund's assets in securities that pay interest subject to federal AMT. While the Fund is required, under normal circumstances, to invest at least 80% of the Fund's net assets in municipal securities that pay interest exempt from Minnesota individual income tax, we currently intend to manage the portfolio so that at least 95% of the income generated by the Fund is exempt from Minnesota individual income tax. We may use futures, options or swap agreements, as well as other derivatives, to manage risk or to enhance return.

We start our investment process with a top-down, macroeconomic outlook to determine portfolio duration and yield curve positioning as well as industry, sector and credit quality allocations. In combination with our top-down macro-economic approach, we conduct intensive research on individual issuers to uncover solid investment opportunities, especially looking for bonds whose quality may be improving. Our security selection is based on several factors including, among others, improving financial trends, positive industry and sector dynamics, improving economic conditions, specific demographic trends and value relative to other securities. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold based on relative value considerations, whereas an existing holding may be replaced with a security that presents a better value or risk/reward profile.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments to either maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

4 MINNESOTA TAX-FREE FUND

--------------------------------------------------------------------------------
PRINCIPAL RISK FACTORS
The Fund is primarily subject to the risks mentioned below.

     .    Debt Securities Risk
     .    Derivatives Risk
     .    High Yield Securities Risk
     .    Leverage Risk
     .    Liquidity Risk
     .    Management Risk
     .    Market Risk
     .    Minnesota Municipal Securities Risk
     .    Mortgage- and Asset-Backed Securities Risk
     .    Municipal Securities Risk
     .    Non-Diversification Risk
     .    Regulatory Risk

These and other risks could cause you to lose money in your investment in the Fund and could adversely affect the Fund's net asset value and total return. These risks are described in the "Summary of Principal Investment Risks" section.

                                                       MINNESOTA TAX-FREE FUND 5

--------------------------------------------------------------------------------
PERFORMANCE
The following information shows you how the Fund has performed and illustrates the variability of the Fund's returns over time. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index. Please remember that past performance before and after taxes is no guarantee of future results.

[GRAPHIC APPEARS HERE]

                                  Calendar Year Total Returns for Class Z/1/
                                             as of 12/31 each year
1996       1997       1998        1999        2000       2001       2002       2003       2004       2005
3.78%      9.16%      6.22%       -5.93%     12.48%      5.28%      8.92%      5.01%      3.81%      2.87%

             BEST AND WORST QUARTER

  Best Quarter:       Q4    2000        4.74%
  Worst Quarter:      Q3    1999       -2.60%

          The Fund's year-to-date performance through June 30, 2006, was 0.82%.

 AVERAGE ANNUAL TOTAL RETURNS
as of 12/31/05                       1 YEAR           5 YEARS         10 YEARS
 CLASS Z1
    Returns Before Taxes              2.87%            5.16%            5.05%
    Returns After Taxeson             2.82%            5.13%            5.04%
  Distributions2
    Returns After Taxeson             3.37%            5.07%            5.01%
  Distributions and Sale of
  Fund Shares2
 LEHMAN BROTHERS MUNICIPAL            x.xx%            x.xx%            x.xx%
  BOND INDEX3
  (reflects no deduction for
  expenses or taxes)

1 Performance shown for the Class Z shares prior to April 11, 2005, reflects the performance of the Fund's Class A shares, and prior to November 8, 1999, reflects the performance of the applicable share class of the Norwest Advantage Minnesota Tax-Free Fund, its predecessor fund. The Fund's Class A shares include fees and expenses that are not applicable to and are higher than those of the Class Z shares. The Class A shares annual returns are substantially similar to what the Class Z shares returns would be because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same fees and expenses.
2 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.
3 The Lehman Brothers Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

6 MINNESOTA TAX-FREE FUND

--------------------------------------------------------------------------------
FEES AND EXPENSES
These tables are intended to help you understand the various costs and expenses you will pay as a shareholder in the Fund. These tables do not reflect the charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining an account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

 SHAREHOLDER FEES
(fees paid directly from
  your investments)                   CLASS Z
  Maximum sales charge                 None
  (load) imposed on purchases
   (AS A PERCENTAGE OF THE
  OFFERING PRICE)
  Maximum deferred sales               None
  charge (load)
   (AS A PERCENTAGE OF THE
  NET ASSET VALUE AT
  PURCHASE)

 ANNUAL FUND OPERATING
  EXPENSES
(expenses that are deducted
  from Fund assets)                   CLASS Z
  Management Fees1                     0.40%
  Distribution (12b-1) Fees            0.00%
  Other Expenses2                      0.84%
  TOTAL ANNUAL FUND                    1.24%
  OPERATING EXPENSES
  Fee Waivers                          0.49%
  NET EXPENSES3                        0.75%

1 The following fee schedule is charged to the Fund based on the Fund's average daily net assets: 0.40% for the first $500 million in assets; 0.35% for the next $500 million in assets; 0.30% for the next $2 billion in assets; 0.275% for the next $2 billion in assets; and 0.25% for assets over $5 billion.
2 Other expenses may include expenses payable to affiliates of Wells Fargo & Company.
3 The adviser has committed through October 31, 2007, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund's net operating expense ratio shown.

EXAMPLE OF EXPENSES
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:
     . You invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of these periods;
          .    Your investment has a 5% return each year;
          .    You reinvest all dividends and distributions (to which sales charges do not apply) ; and
          .    The Fund's operating expenses remain the same.

The fee waivers shown in the Annual Fund Operating Expenses are only reflected in the first year of each of the following time periods. Although your actual costs may be higher or lower than those shown below, based on these assumptions your costs would be:

                        CLASS Z
   1 Year      $           77
   3 Years     $          345
   5 Years     $            -
  10 Years     $            -

                                                       MINNESOTA TAX-FREE FUND 7

SUMMARY OF PRINCIPAL INVESTMENT RISKS
--------------------------------------------------------------------------------

Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks for the Fund are identified on the individual fund pages and are described below. Additional information about the principal risks is included the Statement of Additional Information.

DEBT SECURITIES RISK        Debt securities, such as notes and bonds, are subject to credit risk and interest rate risk.
                            Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which tends to reduce the resale value of certain debt securities, including U.S.
                            Government obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on an existing debt security, unless the instrument has adjustable or variable rate features, which can reduce its exposure to interest rate risk.
                            Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.
DERIVATIVES RISK            The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves than the underlying security or index from which it derives its value. In addition, derivatives may be susceptible to changes in yields or values due to their structure or contract terms.
HIGH YIELD SECURITIES RISK  High yield securities (sometimes referred to as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-
                            grade, or are in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.
LEVERAGE RISK               Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create a leveraging risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.
LIQUIDITY RISK              A security may not be sold at the time desired or without adversely affecting the price.
MANAGEMENT RISK             We cannot guarantee that a Fund will meet its investment objective. We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" on any investment loss you may suffer, nor can anyone we contract with to provide services, such as selling agents or investment advisers, offer or promise to make good on any such losses.

8 SUMMARY OF PRINCIPAL INVESTMENT RISKS

MARKET RISK                 The value of a security, and therefore the value of Fund shares' may be reduced by market activity. This is a basic risk associated with all securities.
MINNESOTA MUNICIPAL         Since we invest heavily in Minnesota municipal securities, events in Minnesota are likely to
SECURITES RISK              affect the Fund's investments. For example, the state's economy relies significantly on its agriculture and forestry natural resources. Adverse conditions affecting these areas could have a disproportionate impact on Minnesota municipal securities.
MORTGAGE- AND ASSET-BACKED  Mortgage- and asset-backed securities are subject to certain additional risks. Rising interest
SECURITIES RISK             rates tend to extend the duration of the securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, these securities may exhibit additional volatility. This is known as extension risk. In addition, debts securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their debts sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk. These securities also are subject to risk of default on the underlying mortgage or assets, particularly during periods of economic downturn.
MUNICIPAL SECURITIES RISK   Municipal securities rely on the creditworthiness or revenue production of their issuers or auxiliary credit enhancement features. Municipal securities may be difficult to obtain because of limited supply, which may increase the cost of such securities and effectively reduce a portfolio's yield. Typically, less information is available about a municipal issuer than is available for other types of securities issuers. The Fund may invest 25% or more of its total assets in municipal securities that are related in such a way that political, economic or business developments affecting one obligation would affect the others. For example, a
                            Fund may own different obligations that pay interest based on the revenue of similar projects. Although the Fund strives to invest in municipal securities and other securities with interest that is exempt from federal income taxes, including federal alternative minimum tax
                            ("AMT"), some income earned by Fund investments may be subject to such taxes. The Fund takes advantage of tax laws that allow the income from certain investments to be exempted from federal income tax and, in some cases, state individual income tax. Tax authorities are paying increased attention to whether interest on municipal obligations is exempt from taxation, and we cannot assure you that a tax authority will not successfully challenge the exemption of a bond held by the Fund. Capital gains, whether declared by the Fund or realized by the shareholder through the selling of Fund shares, are generally taxable.
NON-DIVERSIFICATION RISK    Because the percentage of a non-diversified fund's assets invested in the securities of a single issuer is not limited by the 1940 Act, greater investment in a single issuer makes a fund more susceptible to financial, economic or market events impacting such issuer. (A
                            "diversified" investment company is required by the 1940 Act, generally, with respect to 75%
                            of its total assets, to invest not more than 5% of such assets in the securities of a single issuer.)
REGULATORY RISK             Changes in government regulations may adversely affect the value of a security. An insufficiently regulated market might also permit inappropriate practices that adversely affect an investment.

                                         SUMMARY OF PRINCIPAL INVESTMENT RISKS 9

ORGANIZATION AND MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

ABOUT WELLS FARGO FUNDS TRUST
The Trust was organized as a Delaware statutory trust on March 10, 1999. The Board of Trustees of the Trust (the "Board") supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides on matters of general policy.

The Board supervises the Fund and approves the selection of various companies hired to manage the Fund's operations. Except for the advisers, which generally may be changed only with shareholder approval, if the Board believes that it is in the best interests of the shareholders, it may change other service providers.

THE INVESTMENT ADVISER
Funds Management, located at 525 Market Street, San Francisco, CA 94105, serves as the investment adviser for the Fund. Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed the mutual fund advisory responsibilities of Wells Fargo Bank and is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. As adviser, Funds Management is responsible for implementing the investment policies and guidelines for the Fund and for supervising the sub-adviser who is responsible for the day-to-day portfolio management of the Fund. For providing these services, Funds Management is entitled to receive fees as described in the Fund's table of Annual Fund Operating Expenses under "Management Fees". A discussion regarding the basis for the Board's approval of the investment advisory and sub-advisory agreements for the Fund is available in the Fund's annual report for the fiscal year ended June 30, 2006.

THE SUB-ADVISER AND PORTFOLIO MANAGERS
The following sub-adviser and portfolio managers perform day-to-day investment management activities for the Fund. The sub-adviser is compensated for its services by Funds Management from the fees Funds Management receives for its services as adviser to the Fund. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

==============================================================================================================================
WELLS CAPITAL MANAGEMENT      ("Wells Capital Management"), an affiliate of Funds Management, located at 525 Market Street,
 INCORPORATED                 San Francisco, CA 94105, is the sub-adviser for the Minnesota Tax-Free Fund. In this capacity,
                              Wells Capital Management is responsible for the day-to-day investment management activities of the Fund. Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. Wells Capital Managment is compensated for its services to the Funds by Funds Management from the fees Funds Management receives for its services as adviser to the Fund.

KENNETH M. SALINGER, CFA      Mr. Salinger joined Wells Capital Management in 2006 and currently serves on the
Minnesota Tax-Free Fund       Municipal Bond Team as a Senior Portfolio Manager. Prior to joining Wells Capital
                              Management, Mr. Salinger was with American Century Investments for 14 years, of which the last 12 years he served on the municipal bond team as the lead manager for two national municipal bond funds, as well as state specific funds for Florida and
                              Arizona. Mr. Salinger earned his B.S. degree in Quantitative Economics from University of California at San Diego.
==============================================================================================================================

10 ORGANIZATION AND MANAGEMENT OF THE FUND

==============================================================================================================================
ADRIAN VAN POPPEL         Mr. Van Poppel manages tax-free mutual funds, as well as separate accounts in
Minnesota Tax-Free Fund   Minnesota, Arizona and California. He joined Wells Capital Management in 1997 and was responsible for trading cash positions of repurchase agreements and sweep for all mutual funds. He has been with the firm and its parent company since he began his investment career in 1996. He earned a bachelor's degree in Business Administration and Economics from Saint Mary's College in Moraga, California. He is a member of the
                          California Society of Municipal Analysts and the Municipal Bond Club of San Francisco.
==============================================================================================================================

                                      ORGANIZATION AND MANAGEMENT OF THE FUND 11

PRICING FUND SHARES
--------------------------------------------------------------------------------

The share price (net asset value per share or "NAV") for a Fund is calculated each business day as of the close of trading on the New York Stock Exchange ("NYSE") (generally 4 p.m. ET). To calculate a Fund's NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of NAV after the order is placed. The Fund does not calculate its NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of a portfolio's assets invested directly in securities, the Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sale price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security.

In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. See the Statement of Additional Information for additional details regarding the pricing of Fund shares.

12 PRICING FUND SHARES

QUALIFIED INVESTORS
You may purchase Class Z shares only under limited circumstances, at the NAV on the day of purchase. The following types of investors may qualify to purchase Class Z shares of the Funds:

..    Investors who received Class Z shares in the reorganization of the Strong
     Funds into the WELLS FARGO ADVANTAGE FUNDS;
..    Investors who previously held Class Z shares of any Fund, upon providing adequate proof of prior ownership;
..    Officers, directors and employees of WELLS FARGO ADVANTAGE FUNDS, Funds
     Management, and affiliates of these entities, and each of their immediate family members (grandparent, parent, sibling, child, grandchild, and spouse) who live in the same household;
..    Employer-sponsored retirement plans, and their participants, for which
     Funds Management or the Funds' distributor, or an affiliate, has entered into an agreement to provide document or administrative services, and other retirement plans whose administrators or dealers have entered into an agreement with Funds Management or the Funds' distributor, or an affiliate, to perform services;
..    Certain institutional investors purchasing more than $1 million of Class Z shares;
..    Fund of Funds advised by Funds Management (WELLS FARGO ADVANTAGE
     WEALTHBUILDER PORTFOLIOS/SM/ and WELLS FARGO ADVANTAGE LIFE STAGE PORTFOLIOS/SM/);
..    Any Internal Revenue Code Section 529 plans;
..    Any accounts in a fee-based advisory program managed by Funds Management;
     and
..    Registered investment advisers holding Class Z shares of a Strong Fund on
     November 30, 2000.

For more information on the purchase of Class Z shares, please call Investor Services at 1-800-222-8222.

                                                          PRICING FUND SHARES 13

HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------

You can open a WELLS FARGO ADVANTAGE FUNDS account through any of the following means:

     . directly with the Fund. Complete a WELLS FARGO ADVANTAGE FUNDS application, which you may obtain by visiting our Web site at www.wellsfargo.com/advantagefunds, by calling Investor Services at 1-800-222-8222 or from an authorized selling agent. Be sure to indicate the Fund name and the share class into which you intend to invest when completing the application;

     .    through a brokerage account with an approved selling agent; or

     . through certain retirement, benefit and pension plans or certain packaged investment products (please contact the providers of the plan or product for instructions).

--------------------------------------------------------------------------------
SHAREHOLDER SERVICING PLAN
The Fund has a shareholder servicing plan. Under this plan, the Fund has agreements with various shareholder servicing agents to process purchase and redemption requests, to service shareholder accounts, and to provide other related services. For these services, the Fund pays an annual fee of up to 0.25% of its average daily net assets. Selling or shareholder servicing agents, in turn, may pay some or all of these amounts to their employees or registered representatives who recommend or sell Fund shares or make investment decisions on behalf of their clients.

ADDITIONAL PAYMENTS TO DEALERS
In addition to payments made by the Fund for distribution and shareholder servicing, the Adviser, the Fund's distributor or their affiliates, may pay out of their own assets, and at no cost to the Fund, significant amounts to selling or shareholder servicing agents in connection with the sale and distribution of shares of the Fund or for services to the Fund and its shareholders.

In return for these payments, the Fund may receive certain marketing or servicing advantages including, without limitation, inclusion of the Fund on a selling agent's "preferred list"; providing "shelf space" for the placement of the Fund on a list of mutual funds offered as investment options to its clients; granting access to a selling agent's registered representatives; providing assistance in training and educating the selling agent's registered representatives and furnishing marketing support and other related services. Additionally, the Fund and its shareholders may receive certain services including, but not limited to, establishing and maintaining accounts and records; answering inquiries regarding purchases, exchanges and redemptions; processing and verifying purchase, redemption and exchange transactions; furnishing account statements and confirmations of transactions; processing and mailing monthly statements, prospectuses, shareholder reports and other SEC-required communications; and providing the types of services that might typically be provided by a Fund's transfer agent (e.g., the maintenance of omnibus or omnibus-like accounts, the use of the National Securities Clearing Corporation for the transmission of transaction information and the transmission of shareholder mailings).

Payments made by the Fund's Adviser, distributor or their affiliates for the advantages and services described above, may be fixed dollar amounts, may be based on a percentage of sales and/or assets under management or a combination of the above, and may be up-front or ongoing payments or both. Such payments may be based on the number of customer accounts maintained by the selling or shareholder servicing agent, or based on a percentage of the value of shares sold to, or held by, customers of the selling or shareholder servicing agent, and may differ among selling and shareholder servicing agents.

In addition, representatives of the Fund's distributor visit selling agents on a regular basis to educate their registered representatives and to encourage the sale of Fund shares. The costs associated with such visits and any arrangement, such as sponsoring various contests and promotions to encourage the sale of Fund shares, may be paid for by the Fund's Adviser, distributor,or their affiliates, subject to applicable NASD regulations.

More information on the NASD member firms that have received such payments is available in the Statement of Additional Information.

14 HOW TO OPEN AN ACCOUNT

HOW TO BUY SHARES
--------------------------------------------------------------------------------

This section explains how you can buy shares directly from WELLS FARGO ADVANTAGE FUNDS. If you're opening a new account, an account application is available on-line at www.wellsfargo.com/advantagefunds or by calling Investor Services at 1-800-222-8222. For Funds held through brokerage and other types of accounts, please consult your selling agent.

 MINIMUM INVESTMENTS           INITIAL PURCHASE                                   SUBSEQUENT PURCHASES
----------------------------- -------------------------------------------------- -------------------------------------
 Regular accounts               $ 2,500                                             $ 100
 Automatic Investment Plans     $    50                                             $  50
 IRAs, IRA rollovers, Roth      $  1000                                             $ 100
  IRAs
 UGMA/UTMA accounts             $    50                                             $  50
 Employer Sponsored             no minimum                                         no minimum
 Retirement Plans
 BUYING SHARES                 OPENING AN ACCOUNT                                 ADDING TO AN ACCOUNT
----------------------------- -------------------------------------------------- -------------------------------------
 Through Your Investment       Contact your investment representative             Contact your investment
 Representative                                                                   representative
----------------------------- -------------------------------------------------- -------------------------------------
 By Mail                       . Complete and sign your account                   . Fill out the deposit slip from
                                 application                                        your account statement. If you
                               . Mail the application with your check made          do not have a slip, include a
                                 payable to the Fund to Investor Services at:       note with your name, the Fund
                                                                                    name, and your account number.
----------------------------- -------------------------------------------------- -------------------------------------
                                               REGULAR MAIL
                                        WELLS FARGO ADVANTAGE FUNDS
                                               P.O. Box 8266                      . Mail the deposit slip or note
                                           Boston, MA 02266-8266                    with your check made payable
                                                                                    to the Fund to the address on
                                               OVERNIGHT ONLY                       the left.
----------------------------- -------------------------------------------------- -------------------------------------
                                        WELLS FARGO ADVANTAGE FUNDS
                                        Attn: CCSU-Boston Financial
                                              66 Brooks Drive
                                            Braintree, MA 02184
----------------------------- -------------------------------------------------- -------------------------------------
 By Telephone                 A new account may not be opened by                 To buy additional shares or to buy
                              telephone unless you have another Wells            shares of a new Fund call:
                              Fargo Advantage Fund account with your             . Investor Services at
                              bank information on file. If you do not              1-800-222-8222 or
                              currently have an account, refer to the section    . 1-800-368-7550 for the
                              on buying shares by mail or wire.                    automated phone system
----------------------------- -------------------------------------------------- -------------------------------------

                                                            HOW TO BUY SHARES 15

 BUYING SHARES
-----------------------------------------------------------------------------------------------------
                OPENING AN ACCOUNT                             ADDING TO AN ACCOUNT
-----------------------------------------------------------------------------------------------------
 By Wire                                                       To buy additional shares, instruct
                . Complete and sign your account               your bank or financial institution to
                  application                                  use the same wire instructions
                . Provide the following instructions to your   shown to the left.
                  financial institution:
                  State Street Bank & Trust
                  Boston, MA
                  Bank Routing Number: ABA 011000028
                  Wire Purchase Account: 9905-437-1
                  Attention: WELLS FARGO ADVANTAGE FUNDS
                  (Name of Fund, Account
                  Number and any applicable
                  share class )
                  Account Name: Provide your
                  name as registered on the
                  Fund account
-----------------------------------------------------------------------------------------------------
 By Internet      A new account may not be opened by             To buy additional shares or buy
                  Internet unless you have another Wells Fargo   shares of a new Fund, visit our Web
                  Advantage Fund account with your bank          site at www.wellsfargo.com/
                  information on file. If you do not currently   advantagefunds.
                  have an account, refer to the section on
                  buying shares by mail or wire.
-----------------------------------------------------------------------------------------------------

GENERAL NOTES FOR BUYING SHARES

     . PROPER FORM. If the transfer agent receives your application in proper order before the close of the NYSE, your transactions will be priced at that day's NAV. If your application is received after the close of trading on the NYSE, it will be priced at the next business day's NAV. Failure to complete an account application properly may result in a delay in processing your request. You begin to earn dividends on the business day after the transfer agent receives your application in proper form.

     . U.S. DOLLARS ONLY. All purchases must be in U.S. dollars, and all checks must be drawn on U.S. banks.

     . INSUFFUCIENT FUNDS. You will be charged a $25.00 fee for every check or Electronic Funds Transfer that is returned to us as unpaid.

     . NO FUND NAMED. When all or a portion of a purchase is received for investment without a clear Fund designation, we may direct the undesignated portion or the entire amount, as applicable, into the Wells Fargo Advantage Money Market Fund. We will treat your inaction as approval of this purchase until you later direct us to sell or exchange these shares of the Money Market Fund, at the next NAV calculated after we receive your order in proper form.

     . RIGHT TO REFUSE AN ORDER. We reserve the right to refuse or cancel a purchase or exchange order for any reason, including if we believe that doing so would be in the best interests of a Fund and its shareholders.

16 HOW TO BUY SHARES

HOW TO SELL SHARES
--------------------------------------------------------------------------------

The following section explains how you can sell shares held directly through an account with WELLS FARGO ADVANTAGE FUNDS. For Fund shares held through brokerage or other types of accounts, please consult your selling agent.

 SELLING SHARES              TO SELL SOME OR ALL OF YOUR SHARES
--------------------------- ------------------------------------------------------------------
 Minimum Redemption          $100 (or remainder of account balance)
--------------------------- ------------------------------------------------------------------
 Through Your Investment     Contact your investment representative
  Representative
--------------------------- ------------------------------------------------------------------
 By Mail                     . Send a "Letter of Instruction" providing your name, account number, the Fund from which you wish to redeem and the
                               dollar amount you wish to receive (or write "Full Redemption"
                               to redeem your remaining account balance) to the address
                               below.
                             . Make sure all account owners sign the request exactly as their names appear on the account application.
                             . A medallion guarantee may be required under certain
                               circumstances (see "Medallion Guarantees").
                                                      REGULAR MAIL
--------------------------- ------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                                      P.O. Box 8266
                                                  Boston, MA 02266-8266
                                                     OVERNIGHT ONLY
                            ------------------------------------------------------------------
                                               WELLS FARGO ADVANTAGE FUNDS
                                               Attn: CCSU-Boston Financial
                                                     66 Brooks Drive
                                                   Braintree, MA 02184
                            ------------------------------------------------------------------
 By Telephone /              . Call an Investor Services representative at 1-800-222-8222.
 Electronic Funds Transfer   . Use the automated phone system 1-800-368-7550.
---------------------------
(EFT)
---------------------------
                             . Telephone privileges are automatically made available to you unless you specifically decline them on your account
                               application or subsequently in writing.
                             . Redemptions processed by EFT to a linked Wells Fargo Bank account occur same day for Money Market Funds, and next day for all other WELLS FARGO ADVANTAGE FUNDS.
                             . Transfers made to a Wells Fargo Bank account are made
                               available sooner than transfers to an unaffiliated institution.
                             . Redemptions to any other linked bank account may post in two business days, please check with your financial institution for funds posting and availability.
                             NOTE: Telephone transactions such as redemption requests
                             made over the phone generally require only one of the
                             account owners to call unless you have instructed us
                             otherwise.
--------------------------- ------------------------------------------------------------------

                                                           HOW TO SELL SHARES 17

 SELLING SHARE TO SELL SOME OR ALL OF YOUR SHARES
------------- ------------------------------------------------------------------
 By Wire       . Wire requests are sent to your linked bank account same day if your request to redeem is received before that Fund's close.
               . Wire requests are sent to your linked bank account next day if your request to redeem from a Fund is received before the
                 NYSE close.
              ------------------------------------------------------------------
 By Internet   Visit our Web site at www.wellsfargo.com/advantagefunds
------------- ------------------------------------------------------------------

GENERAL NOTES FOR SELLING SHARES

     . PROPER FORM. We will process requests to sell shares at the first NAV calculated after a request in proper form is received by the transfer agent. Requests received before the cutoff time are processed on the same business day.

     . FORM OF REDEMPTION PROCEEDS. You may request that your redemption proceeds be sent to you by check, by Electronic Funds Transfer into a bank account, or by wire. Please call Investor Services regarding requirements for linking bank accounts or for wiring funds. Generally, we pay redemption requests in cash, unless it is determined that the redemption would be to the detriment of a Fund and/or its shareholders. In such case, we may pay all or part of the redemption in securities of equal value as permitted under the 1940 Act, and the rules thereunder. The redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received.

     . WIRE FEES. We reserve the right to charge a fee for wiring funds and to waive any such fee for shareholders with account balances in excess of $100,000. Please contact your bank to find out about any charges that they may assess for an incoming wire transfer.

     . RIGHT TO DELAY PAYMENT. We reserve the right to delay payment of a redemption so that we may be reasonably certain that investments made by check, through Electronic Funds Transfer or the Automatic Investment Plan have been finally collected. Our ability to determine with reasonable certainty that investments have been finally collected is greater for investments coming from accounts with banks affiliated with Funds Management than it is for investments coming from accounts with unaffiliated banks. Payments may be held up to 7 days for redemptions of shares purchased by check or through Electronic Funds Transfer. Redemption payments also may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

     . RETIREMENT AND OTHER PLANS. If you purchased shares through a packaged investment product or retirement plan, read the directions for selling shares provided by the product or plan. There may be special requirements that supersede the directions in this Prospectus.

     . MEDALLION GUARANTEES. Medallion guarantees are required for mailed redemption requests under the following circumstances: (1) if the request is for over $100,000; (2) if the address on your account was changed within the last 30 days; or (3) if the redemption is made payable to a third party. You can get a Medallion guarantee at a financial institution such as a bank or brokerage house. We do not accept notarized signatures.

18 HOW TO SELL SHARES

HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Exchanges between WELLS FARGO ADVANTAGE FUNDS involve two transactions: (1) a sale of shares of one Fund; and (2) the purchase of shares of another. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. There are, however, additional factors you should keep in mind while making or considering an exchange:

..    In general, exchanges may be made between like share classes of any Wells
     Fargo Advantage Fund offered to the general public for investment. In addition, Class Z shares may also be exchanged for Investor Class shares of any Wells Fargo Advantage Fund.
..    You should carefully read the prospectus for the Fund into which you wish to exchange.
..    Every exchange involves selling Fund shares, which may produce a capital gain or loss for tax purposes.
..    If you are making an initial investment into a Fund through an exchange, you must exchange at least the minimum initial purchase amount for the new Fund, unless your balance has fallen below that amount due to market conditions.
..    Any exchange between Fund you already own must meet the minimum redemption and subsequent purchase amounts for the Fund involved.

Generally, we will notify you at least 60 days in advance of any changes in the exchange rules.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Excessive trading by Fund shareholders can negatively impact a Fund and its long-term shareholders in several ways, including disrupting Fund investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Fund shares can negatively impact a Fund's long-term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain Fund may be more susceptible than others to these negative effects. For example, Funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other Funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, Funds that have a greater percentage of their investments in small company securities may be more susceptible than other Funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.

The Fund actively discourages and takes steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by Fund shareholders. The Board has approved the Fund's policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to a Fund by increasing expenses or lowering returns. In this regard, the Fund takes steps to avoid accommodating frequent purchases and redemptions of shares by Fund shareholders. Specifically, Funds Management monitors available shareholder trading information across all Funds on a daily basis and may temporarily suspend or permanently terminate purchase or exchange privileges of investors who complete more than two exchanges within a three-month period or seem to be following a timing pattern. In determining whether to suspend or terminate purchase or exchange privileges for such investors, Funds Management will consider the extent to which such trading activity is likely to be disruptive to the Fund. The extent to which trading activity may be disruptive depends on a number of factors including, but not limited to, the number of trades, the size of the trades relative to the size of the Fund, and the type of Fund involved. If Funds Management determines that an account has engaged in timing activities in contravention of the Fund's policies, the account is prevented from purchasing additional shares or making further exchanges. Once the account has redeemed all of its shares, the account is closed.

Funds Management's ability to monitor trades that are placed by individual shareholders of omnibus accounts, which are accounts maintained by financial intermediaries on behalf of multiple beneficial shareholders, is severely limited because Funds Management does not have direct access to the underlying shareholder account information. However, Funds Management monitors aggregate trades placed in omnibus accounts and seeks to work with financial intermediaries to discourage shareholders from engaging in market timing and to restrict excessive trading. The Fund has requested that such financial intermediaries enter into agreements to furnish Funds Management, upon request, with sufficient trade level

                                                       HOW TO EXCHANGE SHARES 19
information for beneficial shareholders so as to further review any unusual patterns of trading activity discovered in the omnibus account. There may be legal and technological limitations on the ability of financial intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Fund's policies. As a result, Funds Management's ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

A financial intermediary through whom you may purchase shares of the Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Fund and discussed in this Prospectus. The Fund may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading in instances where the Fund reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you purchase Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

20 HOW TO EXCHANGE SHARES

ACCOUNT POLICIES
--------------------------------------------------------------------------------

ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5,000,000. This will allow us to manage the Funds most effectively. When you give us this advance notice, you must provide us with your name and account number.

AUTOMATIC PLANS
These plans help you conveniently purchase and/or redeem shares each month. Once you select a plan, tell us the day of the month you would like the transaction to occur and specify an amount of at least $50. If you do not specify a date, we will process the transaction on or about the 25th day of the month. Call Investor Services at 1-800-222-8222 for more information.

..    AUTOMATIC INVESTMENT PLAN - With this plan, you can regularly purchase shares of a Wells Fargo Advantage Fund with money automatically transferred from a linked bank account.
..    AUTOMATIC EXCHANGE PLAN - With this plan, you can regularly exchange shares of a Wells Fargo Advantage Fund you own for shares of another Wells Fargo Advantage Fund. See the "Exchanges" section of this Prospectus for the conditions that apply to your shares. This feature may not be available for certain types of accounts.
..    SYSTEMATIC WITHDRAWAL PLAN - With this plan, you can regularly redeem shares and receive the proceeds by check or by transfer to a linked bank account. To participate in this plan, you:

     .    must have a Fund account valued at $10,000 or more;
     .    must have your distributions reinvested; and
     .    may not simultaneously participate in the Automatic Investment Plan.

..    PAYROLL DIRECT DEPOSIT - With this plan, you may transfer all or a portion of your paycheck, social security check, military allotment, or annuity payment for investment into the Fund of your choice.

It generally takes about ten days to establish a plan once we have received your instructions. It generally takes about five days to change or cancel participation in a plan. We may automatically cancel your plan if the linked bank account you specified is closed, or for other reasons.

HOUSEHOLDING
To help keep Fund expenses low, generally we send a single copy of a prospectus or shareholder report to shareholders of the same household. If your household currently receives a single copy of a prospectus or shareholder report and you would prefer to receive multiple copies, please call Investor Services at 1-800-222-8222 or contact your selling agent.

PORTFOLIO HOLDINGS INFORMATION
A description of the Fund's policies and procedures with respect to disclosure of their portfolio holdings is available in the Fund's Statement of Additional Information and on the Fund's Web site at www.wellsfargo.com/advantagefunds.

RETIREMENT ACCOUNTS
We offer a wide variety of retirement accounts for individuals and institutions, including large and small businesses. Please call 1-800-222-8222 for information on:
..    Individual Retirement Plans, including traditional IRAs and Roth IRAs.
..    Qualified Retirement Plans, including Simple IRAs, SEP IRAs, 403(b)(7)s,
     Keoghs, Pension Plans, Profit-Sharing Plans, and 401(k) Plans.

There may be special distribution requirements for a retirement account. For more information, call the number listed above. You may be charged a $10 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account. Fees charged by institutions may vary. If you sell shares from a non-IRA retirement account and you are eligible to roll the proceeds into another retirement plan, we will withhold a portion of the sale proceeds for federal income tax purposes, unless you transfer all of the proceeds to an eligible retirement plan.

                                                             ACCOUNT POLICIES 21

SMALL ACCOUNT REDEMPTIONS
We reserve the right to redeem certain accounts that fall below the minimum initial investment amount as the result of shareholder redemptions (as opposed to market movement). We will notify you approximately 60 days prior to such redemption and will provide you with the opportunity to make additional investments to bring your account above the minimum investment amount. Please call Investor Services at 1-800-222-8222 or contact your selling agent for further details.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase, sale, exchange, or transfer of Fund shares, except generally for Automatic Investment Plan transactions, Systematic Withdrawal Plan transactions using Electronic Funds Transfer, and purchases of new shares through the automatic reinvestment of distributions.

STATEMENT INQUIRIES
Contact us in writing regarding any errors or discrepancies noted on your account statement within 60 days after the date of the statement confirming a transaction. We may deny your ability to refute a transaction if we do not hear from you within those 60 days.

STATEMENT REPRINTS
Upon your request and for the applicable fee, you may obtain a reprint of an account statement. Please call Investor Services at 1-800-222-8222 for more information.

TRANSACTION AUTHORIZATIONS
Telephone, electronic and clearing agency privileges allow us to accept transaction instructions by anyone representing themselves as the shareholder and who provides reasonable confirmation of their identity. We will not be liable for any losses incurred if we follow such instructions we reasonably believe to be genuine. For transactions through the automated phone system and our Web site, we will assign personal identification numbers (PINs) and/or passwords to help protect your account information. To safeguard your account, please keep your PINs and passwords confidential. Contact us immediately if you believe there is a discrepancy on your confirmation statement or if you believe someone has obtained unauthorized access to your account, PIN or password.

USA PATRIOT ACT
In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: full name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. We will return your application if any of this information is missing, and we may request additional information from you for verification purposes. In the rare event that we are unable to verify your identity, the Fund reserve the right to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees, or other results of such a redemption.

22 ACCOUNT POLICIES

DISTRIBUTIONS
--------------------------------------------------------------------------------

The Fund makes distributions of any net investment income at least monthly and any realized net capital gains annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

We offer the following distribution options. To change your current option for payment of distributions, please call 1-800-222-8222.

..    AUTOMATIC REINVESTMENT OPTION - Allows you to buy new shares of the same class of the Fund that generated the distributions. The new shares are purchased at NAV generally on the day the distribution is paid. This option is automatically assigned to your account unless you specify another option.
..    CHECK PAYMENT OPTION - Allows you to have checks for distributions mailed to your address of record or to another name and address which you have specified in written, medallion guaranteed instructions. If checks remain uncashed for six months or are undeliverable by the Post Office, we will reinvest the distributions at the earliest date possible, and future distributions will be automatically reinvested.
..    BANK ACCOUNT PAYMENT OPTION - Allows you to receive distributions directly in a checking or savings account through Electronic Funds Transfer. The bank account must be linked to your Wells Fargo Advantage Fund account. In order to establish a new linked bank account, you must send a written, medallion guaranteed instruction along with a copy of a voided check or deposit slip. Any distribution returned to us due to an invalid banking instruction will be sent to your address of record by check at the earliest date possible, and future distributions will be automatically reinvested.
..    DIRECTED DISTRIBUTION PURCHASE OPTION - Allows you to buy shares of a different Wells Fargo Advantage Fund of the same share class. The new shares are purchased at NAV generally on the day the distribution is paid. In order to establish this option, you need to identify the Fund and account the distributions are coming from, and the Fund and account to which the distributions are being directed. You must meet any required minimum purchases in both Fund prior to establishing this option.

                                                                DISTRIBUTIONS 23

TAXES
--------------------------------------------------------------------------------

The following discussion regarding federal income taxes is based on laws that were in effect as of the date of this Prospectus and summarizes only some of the important federal income tax considerations affecting the Fund and you as a shareholder. It does not apply to foreign or tax-exempt shareholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) Plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the Statement of Additional Information for additional federal income tax information.

We will pass on to a Fund's shareholders substantially all of the Fund's net investment income and realized net capital gains, if any. Distributions from a Fund's ordinary income and net short-term capital gain, if any, generally will be taxable to you as ordinary income. Distributions from a Fund's net long-term capital gain, if any, generally will be taxable to you as long-term capital gain. Corporate shareholders may be able to deduct a portion of their distributions when determining their taxable income.

An individual's net long-term capital gain is subject to a reduced, maximum 15% rate of tax. Also, if you're an individual Fund shareholder, the portion of your distributions attributable to dividends received by your Fund from its investment in certain U.S. and foreign corporations generally will be taxed at a maximum 15% tax rate, as long as certain holding period requirements are met. The Funds, however, generally do not expect to realize a material amount of such dividend income. Under recently enacted legislation, these reduced rates of tax will expire after December 31, 2010.

Distributions from a Fund normally will be taxable to you when paid, whether you take distributions in cash, by check or automatically reinvest them in additional Fund shares. Following the end of each year, we will notify you of the federal income tax status of your distributions for the year.

If you buy shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of part of your investment. Similarly, if you buy shares of a Fund when it holds appreciated securities, you will receive a taxable return of part of your investment if and when the Fund sells the appreciated securities and distributes the gain. The Fund has built up, or has the potential to build up, high levels of unrealized appreciation.

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. Such capital gain or loss generally will be long-term capital gain or loss if you have held your redeemed or exchanged Fund shares for more than one year at the time of redemption or exchange. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

In certain circumstances, Fund shareholders may be subject to back-up withholding taxes.

24 TAXES

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance for the past 5 years (or for the life of a Fund, if shorter). Certain information reflects financial results for a single Fund share. Total returns represent the rate you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions). KPMG LLP audited this information. All performance information, along with the auditor's report and the Fund's financial statements, is also contained in the Fund's annual report, a copy of which is available upon request.

                                                         FINANCIAL HIGHLIGHTS 25

SHORT-TERM MUNICIPAL BOND FUND
CLASS C SHARES
For a share outstanding throughout each period

     CLASS Z SHARES-COMMENCED ON APRIL 11, 2005
                                            JUNE 30,
 FOR THE PERIOD ENDED:                       2005

 NET ASSET VALUE, BEGINNING                  $10.97
  OF PERIOD
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                        0.10
   (loss)
  Net realized and
   unrealized gain (loss)
   on investments                              0.18
                                 ------------------
  Total income from
   investment
   operations                                  0.28
                                 ------------------
 LESS DISTRIBUTIONS:
  Distributions from net
   investment
   income                                     (0.10)
  Distributions from net                      (0.00)
   realized gains
  Total distributions                         (0.10)
                                 ------------------
 NET ASSET VALUE, END OF
  PERIOD                                     $11.15
                                 ==================

 TOTAL RETURN1                                 2.57%
 Ratios/supplemental data:
  Net assets, end of period                  $4,511
   (000s)
  Ratios to average net assets:3
  Ratio of expenses to                         0.78%
   average net assets
  Ratio of net investment
   income (loss) to
   average net assets                          4.17%
  Portfolio turnover rate4                       18%
  Ratio of expenses to
   average net assets
   prior to waived fees and
   reimbursed
   expenses2, 3                                1.24%

1 Total returns would have been lower had certain expenses not been waived or reimbursed during the periods shown. Total returns for periods of less than one year are not annualized. Total returns for periods of less than one year are not annualized.
2 During each period, various fees and/or expenses were waived and/or reimbursed. The ratio of gross expenses to average net assets reflects the expense ratio in the absence of any waivers and/or reimbursements.
3    Ratios shown for periods of less than one year are annualized.
4 Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

 26 FINANCIAL HIGHLIGHTS

[GRAPHIC APPEARS HERE]

FOR MORE INFORMATION

More information on each Fund is available free upon request, including the following documents:

Statement of Additional Information (SAI)
Supplements the disclosures made by this Prospectus. The SAI, which has been filed with the SEC, is incorporated by reference into this Prospectus and therefore is legally part of this Prospectus.

Annual/Semiannual Reports
Provide financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance over the reporting period.

To obtain copies of the above documents or for more information about WELLS FARGO ADVANTAGE FUNDS, contact us:

By telephone:
Individual Investors: 800-222-8222
Retail Investment Professionals: 888-877-9275
Institutional Investment Professionals: 866-765-0778

By e-mail: wfaf@wellsfargo.com

By mail:
WELLS FARGO ADVANTAGE FUNDS
P.O. Box 8266
Boston, MA 02266-8266

On the Internet:
http:// www.wellsfargo.com/advantagefunds

From the SEC:
Visit the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330 or 1-202-551-8090) or the SEC's Internet site at http://www.sec.gov/.
To obtain information for a fee, write or email:
SEC's Public Reference Section
100 "F" Street, NE
Washington, DC 20549-0102
publicinfo@sec.gov

[GRAPHIC APPEARS HERE]

                           Printed on Recycled paper
             NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                                  RT527020 10-06
                                                            105FAM/P1003 (10-06)
                                                          ICA Reg. No. 811-09253
(Copyright) 2006 Wells Fargo Funds Management, LLC. All rights reserved. www.wellsfargo.com/advantagefunds

                            WELLS FARGO FUNDS TRUST
                           Telephone: 1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                                November 1, 2006

          WELLS FARGO ADVANTAGE CALIFORNIA LIMITED-TERM TAX-FREE FUND
                 WELLS FARGO ADVANTAGE CALIFORNIA TAX-FREE FUND
                  WELLS FARGO ADVANTAGE COLORADO TAX-FREE FUND
                WELLS FARGO ADVANTAGE INTERMEDIATE TAX-FREE FUND
                 WELLS FARGO ADVANTAGE MINNESOTA TAX-FREE FUND
                   WELLS FARGO ADVANTAGE MUNICIPAL BOND FUND
           WELLS FARGO ADVANTAGE NATIONAL LIMITED-TERM TAX-FREE FUND
                  WELLS FARGO ADVANTAGE NATIONAL TAX-FREE FUND
                  WELLS FARGO ADVANTAGE NEBRASKA TAX-FREE FUND
              WELLS FARGO ADVANTAGE SHORT-TERM MUNICIPAL BOND FUND
          WELLS FARGO ADVANTAGE ULTRA SHORT-TERM MUNICIPAL INCOME FUND
                 WELLS FARGO ADVANTAGE WISCONSIN TAX-FREE FUND

                      CLASS A, CLASS B, CLASS C, CLASS Z,
   ADMINISTRATOR CLASS, ADVISOR CLASS, INSTITUTIONAL CLASS AND INVESTOR CLASS

     Wells Fargo Funds Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about twelve series of the Trust in the Wells Fargo Advantage family of funds - the WELLS FARGO ADVANTAGE California Limited-Term Tax-Free, California Tax-Free, Colorado Tax-Free, Intermediate Tax-Free, Minnesota Tax-Free, Municipal Bond, National Limited-Term Tax-Free, National Tax-Free, Nebraska Tax-Free, Short-Term Municipal Bond, Ultra Short-Term Municipal Income and Wisconsin Tax-Free Funds (each, a "Fund" and collectively, the "Funds"). Each Fund, except the California Limited-Term Tax-Free, California Tax-Free, Colorado Tax-Free, Minnesota Tax-Free, and Nebraska Tax-Free Funds, is considered diversified under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds offer certain classes of shares as indicated in the chart below. This SAI relates to all such classes of shares. Currently, the Municipal Bond Fund's Class A, B, and C shares are closed to new investors. Class Z shares are currently available only to certain qualified investors. Please see the Class Z shares prospectus for further details. Prior to April 11, 2005, the Administrator Class was named the Institutional Class and the Institutional Class was named the Select Class.

                                        CLASSES     CLASS     ADMINISTRATOR     ADVISOR     INSTITUTIONAL     INVESTOR
FUND                                    A, B, C       Z           CLASS          CLASS          CLASS          CLASS
 California Limited-Term Tax-Free         o/1/                      o
 California Tax-Free                      o                         o
 Colorado Tax-Free                        o/2/                      o
 Intermediate Tax-Free                                                                                           o
 Minnesota Tax-Free                       o           o             o
 Municipal Bond                           o                         o                                            o
 National Limited-Term Tax-Free           o                         o
 National Tax-Free                        o                         o
 Nebraska Tax-Free                                                  o
 Short-Term Municipal Bond                o/3/                                                                   o
 Ultra Short-Term Municipal Income                                                 o              o              o
 Wisconsin Tax-Free                       o/3/                                                                   o

------
/1/ Offers Class A and Class C shares only.
/2/ Offers Class A and Class B shares only.
/3/ Offers Class C shares only.

     This SAI is not a prospectus and should be read in conjunction with the Funds' Prospectuses (the "Prospectuses") dated November 1, 2006. The audited financial statements for the Funds, which include the portfolios of investments and report of the independent registered public accounting firm for the year ended June 30, 2006, are hereby incorporated by reference to the Funds' Annual Reports. The Prospectuses and Annual Reports may be obtained free of charge by visiting our website at www.wellsfargo.com/advantagefunds, calling 1-800-222-8222 or writing to WELLS FARGO ADVANTAGE FUNDS, P.O. Box 8266, Boston, MA 02266-8266.

                              TABLE OF CONTENTS

                                                                      PAGE
                                                                      -----
HISTORICAL FUND INFORMATION                                              1
INVESTMENT POLICIES                                                      2
 Fundamental Investment Policies                                         2
 Non-Fundamental Investment Policies                                     3
PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS                     4
SPECIAL CONSIDERATIONS AFFECTING CALIFORNIA MUNICIPAL OBLIGATIONS       16
SPECIAL CONSIDERATIONS AFFECTING COLORADO MUNICIPAL OBLIGATIONS         22
SPECIAL CONSIDERATIONS AFFECTING MINNESOTA MUNICIPAL OBLIGATIONS        25
SPECIAL CONSIDERATIONS AFFECTING NEBRASKA MUNICIPAL OBLIGATIONS         26
SPECIAL CONSIDERATIONS AFFECTING WISCONSIN TAX-FREE FUND                27
MANAGEMENT                                                              28
 Trustees and Officers                                                  28
 Investment Adviser                                                     32
 Investment Sub-Adviser                                                 35
 Portfolio Managers                                                     37
 Administrator                                                          41
 Distributor                                                            43
 Shareholder Servicing Agent                                            45
 Custodian                                                              45
 Fund Accountant                                                        45
 Transfer and Distribution Disbursing Agent                             46
 Underwriting Commissions                                               46
 Code of Ethics                                                         46
DETERMINATION OF NET ASSET VALUE                                        47
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION                          47
PORTFOLIO TRANSACTIONS                                                  51
FUND EXPENSES                                                           53
FEDERAL INCOME TAXES                                                    53
PROXY VOTING POLICIES AND PROCEDURES                                    62
POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS       63
CAPITAL STOCK                                                           65
OTHER INFORMATION                                                       73
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                           73
FINANCIAL INFORMATION                                                   73

             PAGE
             -----
APPENDIX      0-1

                          HISTORICAL FUND INFORMATION

     On March 25, 1999, the Board of Trustees of Norwest Advantage Funds ("Norwest"), the Board of Directors of Stagecoach Funds, Inc. ("Stagecoach") and the Board of Trustees of the Trust (each, a "Trustee" and collectively, the "Board" or "Trustees") approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Norwest and Stagecoach portfolios to certain Funds of the Trust (the "Reorganization"). Prior to November 5, 1999, the effective date of the Reorganization of the Funds and the predecessor Norwest and Stagecoach portfolios, the Funds had only nominal assets.

     On May 9, 2000, the Board of Trustees of Great Plains Funds ("Great Plains") and the Board approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of the Great Plains Tax-Free Bond Fund to the Trust's Nebraska Tax-Free Fund. The Nebraska Tax-Free Fund was organized as the successor fund to the Great Plains Tax-Free Bond Fund, which was reorganized into the Nebraska Tax-Free Fund effective September 11, 2000.

     In August and September 2004, the Boards of Directors of the Strong family of funds ("Strong") and the Board of the Trust approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and stated liabilities of various predecessor Strong mutual funds into various Funds of the Trust. The effective date of the reorganization was April 8, 2005.

     The California Limited-Term Tax-Free, California Tax-Free, Colorado Tax-Free, Minnesota Tax-Free, National Limited-Term Tax-Free, and National Tax-Free Funds in this SAI were created as part of the reorganization of the Stagecoach family of funds advised by Wells Fargo Bank, N.A. ("Wells Fargo Bank" or the "Custodian"), and the Norwest Advantage family of funds advised by Norwest Investment Management, Inc. ("NIM"), into a single mutual fund complex. The reorganization followed the merger of the advisers' parent companies. The Intermediate Tax-Free Fund, Municipal Bond Fund, Short-Term Municipal Bond Fund, Ultra Short-Term Municipal Income Fund and Wisconsin Tax-Free Fund described in this SAI were created as part of the reorganization of Strong, advised by Strong Capital Management, Inc. ("SCM"), and the WELLS FARGO ADVANTAGE FUNDSSM, advised by Wells Fargo Funds Management, LLC ("Funds Management" or the "Adviser") into a single mutual fund complex. The reorganization between Strong and the WELLS FARGO ADVANTAGE FUNDS followed the acquisition of certain asset management arrangements of SCM by Wells Fargo & Company.

     The chart below indicates the predecessor Stagecoach, Norwest, Great Plains, and Strong Funds that are the accounting survivors of the WELLS FARGO ADVANTAGE FUNDS, as applicable.

WELLS FARGO ADVANTAGE FUNDS                 PREDECESSOR FUND
--------------------------------------      ----------------------------------------------
Wells Fargo Advantage California            Stagecoach California Tax-Free Income Fund
Limited-Term Tax-Free Fund
Wells Fargo Advantage California            Stagecoach California Tax-Free Bond Fund
Tax-Free Fund
Wells Fargo Advantage Colorado              Norwest Colorado Tax-Free Fund
Tax-Free Fund
Wells Fargo Advantage Intermediate          Strong Intermediate Municipal Bond Fund
Tax-Free Fund
Wells Fargo Advantage Minnesota             Norwest Minnesota Tax-Free Fund
Tax-Free Fund
Wells Fargo Advantage Municipal Bond        Strong Municipal Bond Fund
Fund
Wells Fargo Advantage National              Norwest Limited Term Tax-Free Fund
Limited-Term Tax-Free Fund
Wells Fargo Advantage National              Norwest Tax-Free Income Fund
Tax-Free Fund
Wells Fargo Advantage Nebraska              Great Plains Tax-Free Bond Fund
Tax-Free Fund
Wells Fargo Advantage Short-Term            Strong Short-Term Municipal Bond Fund
Municipal Bond Fund
Wells Fargo Advantage Ultra                 Strong Ultra Short-Term Municipal Income Fund
Short-Term Municipal Income Fund
Wells Fargo Advantage Wisconsin             Strong Wisconsin Tax-Free Fund
Tax-Free Fund

     The CALIFORNIA LIMITED-TERM TAX-FREE and CALIFORNIA TAX-FREE FUNDS (formerly named the California Limited Term Tax-Free Fund) (sometimes referred to as the "California Funds") commenced operations on November 8, 1999, as successors to the

Stagecoach California Tax-Free Bond and Stagecoach California Tax-Free Income Funds, respectively. The California Funds were originally organized as funds of Stagecoach. The California Tax-Free Bond Fund commenced operations on January 1, 1992 and the California Tax-Free Income Fund commenced operations on November 18, 1992. On December 12, 1997, the California Tax-Free Bond Fund of Overland Express Funds, Inc. ("Overland") was reorganized with and into the Stagecoach California Tax-Free Bond Fund. The California Tax-Free Bond Fund of Overland commenced operations on October 6, 1988.

     The COLORADO TAX-FREE FUND commenced operations on November 8, 1999, as successor to the Norwest Colorado Tax-Free Fund. The predecessor Norwest Fund commenced operations on June 1, 1993.

     The INTERMEDIATE TAX-FREE FUND commenced operations on April 11, 2005, as successor to the Strong Intermediate Municipal Bond Fund. The predecessor Strong Intermediate Municipal Bond Fund commenced operations on July 31, 2001.

     The MINNESOTA TAX-FREE FUND commenced operations on November 8, 1999, as successor to the Norwest Minnesota Tax-Free Fund. The predecessor Norwest Fund commenced operations on January 12, 1988. On November 16, 2001, the Minnesota Tax-Free Fund acquired all of the net assets of the Minnesota Intermediate Tax-Free Fund.

     The MUNICIPAL BOND FUND commenced operations on April 11, 2005, as successor to the Strong Municipal Bond Fund. The predecessor Strong Municipal Bond Fund commenced operations on October 23, 1986.

     The NATIONAL LIMITED-TERM TAX-FREE FUND commenced operations on November 8, 1999, as successor to the Norwest Limited Term Tax-Free Fund. The predecessor Norwest Fund commenced operations on October 1, 1996. The Fund changed its name from the National Limited Term Tax-Free Fund to the National Limited-Term Tax-Free Fund effective April 11, 2005.

     The NATIONAL TAX-FREE FUND commenced operations on November 8, 1999, as successor to the Stagecoach National Tax-Free Fund and the Norwest Tax-Free Income Fund. For accounting purposes, the Norwest Tax-Free Income predecessor portfolio is considered the surviving entity and the financial highlights shown for periods prior to November 8, 1999 are the financial highlights of the Norwest Tax-Free Income Fund. The predecessor Norwest Tax-Free Income Fund commenced operations on August 1, 1989. On February 23, 2001, the National Tax-Free Fund acquired all of the net assets of the First Achievement Idaho Municipal Bond Fund and First Achievement Municipal Bond Fund. On May 20, 2002, the National Tax-Free Fund acquired all of the net assets of the Wells Fargo Arizona Tax-Free Fund and the Wells Fargo Oregon Tax-Free Fund.

     The NEBRASKA TAX-FREE FUND commenced operations on September 11, 2000, as successor to the Great Plains Tax-Free Bond Fund. The predecessor Great Plains Tax-Free Bond Fund commenced operations on September 29, 1997 as the public successor to a common trust fund that incepted on August 31, 1989.

     The SHORT-TERM MUNICIPAL BOND FUND commenced operations on April 11, 2005, as successor to the Strong Short-Term Municipal Bond Fund. The predecessor Strong Short-Term Municipal Bond Fund commenced operations on December 31, 1991.

     The ULTRA SHORT-TERM MUNICIPAL INCOME FUND commenced operations on April 11, 2005, as successor to the Strong Ultra Short-Term Municipal Income Fund. The predecessor Strong Ultra Short-Term Municipal Income Fund commenced operations on November 30, 1995.

     The WISCONSIN TAX-FREE FUND commenced operations on April 11, 2005, as successor to the Strong Wisconsin Tax-Free Fund. The predecessor Strong Wisconsin Tax-Free Fund commenced operations on April 6, 2001.

                              INVESTMENT POLICIES

Fundamental Investment Policies
--------------------------------

     Each Fund has adopted the following fundamental investment policies; that is, they may not be changed without approval by the holders of a majority (as defined under the 1940 Act) of the outstanding voting securities of such Fund.

     THE FUNDS MAY NOT:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that
(i) this restriction does not limit a Fund's investments in securities of other investment companies, (ii) this restriction does not limit a Fund's investments in municipal securities, (iii) each Fund may invest 25% or more of the current value of its total assets in private activity bonds or notes that are the ultimate responsibility of non-government issuers conducting their principal business activity in the same industry; and (iv) each Fund may invest 25% or more of the current value of its total assets in securities whose issuers are located in the same state or securities the interest and principal on which are paid from revenues of similar type projects;

     (2) except for the California Limited-Term Tax-Free, California Tax-Free, Colorado Tax-Free, Minnesota Tax-Free, and Nebraska Tax-Free Funds, purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than

5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies;

     (3) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptions thereunder;

     (4) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptions thereunder;

     (5) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (6) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

     (7) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

     (8) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments;

     (9) with respect to the California Limited-Term Tax-Free Fund, California Tax-Free Fund, Colorado Tax-Free Fund, Intermediate Tax-Free Fund, Minnesota Tax-Free Fund, National Limited-Term Tax-Free Fund, National Tax-Free Fund, Nebraska Tax-Free Fund and Wisconsin Tax-Free Fund, invest less than 80% of net assets plus investment borrowings, under normal circumstances, in investments the income from which (i) is exempt from federal income tax (including federal alternative minimum tax), and (ii) for the state-specific Funds, in investments the income from which is also exempt from such state's income tax;

     (10) with respect to the Municipal Bond Fund, Short-Term Municipal Bond Fund and Ultra Short-Term Municipal Income Fund, invest less than 80% of net assets plus investment borrowings, under normal circumstances, in investments the income from which is exempt from federal income tax, but not necessarily the federal alternative minimum tax.

Non-Fundamental Investment Policies
------------------------------------

     Each Fund has adopted the following non-fundamental policies; that is, they may be changed by the Trustees at any time without approval of such Fund's shareholders.

     (1) Each Fund may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act, and provided further that any Fund that has knowledge that its shares are purchased by another investment company pursuant to an exemptive order relating to Section 12(d)(1) of the 1940 Act that precludes underlying portfolios from acquiring any securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act, except for securities received as a dividend or as a result of a plan of reorganization of any company, will limit its acquisition of securities of other investment companies accordingly.

     (2) Each Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) Each Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of a Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (4) Each Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit a Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (5) Each Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (6) Each Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box"), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     General
     -------

     Notwithstanding the foregoing policies, any other investment companies in which the Funds may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing a Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

             PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

     Set forth below are descriptions of permitted investment activities for the Funds and their associated risks. The Funds are subject to the limitations as described in this section and elsewhere in this SAI and/or the accompanying prospectus. Not all of the Funds participate in all of the investment activities described below. For purposes of monitoring the investment policies and restrictions of the Funds (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by a Fund will be excluded in calculating total assets.

DEBT SECURITIES
---------------

Asset-Backed Securities
-----------------------

     Asset-backed securities may be secured by consumer loans or receivables, home equity loans, automobile loans or leases, or other types of receivables or assets. Payments of principal and interest on some asset-backed securities may be "passed through" on a monthly or other periodic basis to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or subordination. The extent of credit enhancement varies, but usually amounts to only a fraction of the asset-backed security's par value until exhausted. Ultimately, asset-backed securities are dependent upon payment of the assets held by the issuer, and a Fund should expect no recourse to the entity that sold the assets to the issuer. The actual maturity and realized yield may vary based upon the prepayment experience of the underlying asset pool and prevailing interest rates at the time of prepayment.

     Asset-backed securities in which a Fund may invest may be commercial paper backed by the loans or accounts receivable of an entity, such as a bank or credit card company. The issuer intends to repay using the assets backing the securiites (once collected). Therefore, repayment depends largely on the cash-flows generated by the assets backing the securities. Sometimes the credit support for these securities is limited to the underlying assets. In other cases, it may be provided by a third party through a letter of credit, an agreement to repurchase assets, or an insurance guarantee.

     Repayment of these securities is intended to be obtained from an identified pool of diversified assets, typically receivables related to a particular industry, such as asset-backed securities related to credit card receivables, automobile receivables, trade receivables or diversified financial assets. The credit quality of most asset-backed commercial paper depends primarily on the credit quality for the assets underlying securities, how well the entity issuing the securities is insulated from the credit risk of the originator (or any other affiliated entities) and the amount and quality of any credit support provided to the securities.

     Asset-backed commercial paper is often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on these underlying assets to make payment, the securities may contain elements of credit support. The credit support falls into two categories: liquidity protection and protection against ultimate default on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures payment on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of these approaches. The degree of credit support provided on each issue is based generally on historical information relating to the level of credit risk associated with the payments. Delinquency or loss that exceeds the anticipated amount could adversely impact the return on an investment in an asset-backed security.

Bank Obligations
-----------------

     Bank obligations include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such obligations issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, a Fund may be subject to additional investment risks that are different in some respects from those incurred by a Fund that invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding and other taxes on amounts realized on such obligations, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on these obligations and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

Bonds
-----

     A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. The value of fixed-rate bonds will tend to fall when interest rates rise and rise when interest rates fall. The value of "floating-rate" or "variable-rate" bonds, on the other hand, fluctuate much less in response to market interest-rate movements than the value of fixed-rate bonds.

     Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

Commercial Paper
----------------

     Commercial paper (including variable amount master demand notes, see "Floating and Variable Rate Obligations,"), refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and typically has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Funds in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Statistical Ratings Organization ("NRSRO"), except that the Funds may purchase unrated commercial paper if, in the opinion of the adviser, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Funds.

Convertible Securities
-----------------------

     A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest-rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

     The creditworthiness of the issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

     While the Funds use the same criteria to rate a convertible debt security that they would use to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for a Fund's financial reporting, credit rating, and investment limitation purposes. Preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. Preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions on preferred stock generally are taxable as dividend income, rather than interest payments, for federal income tax purposes.

Dollar Roll Transactions
------------------------

     Dollar roll transactions are transactions wherein a Fund sells fixed-income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from a Fund under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Funds will engage in dollar roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

High Yield Securities
----------------------

     Each Fund, except the Nebraska Tax-Free Fund, may invest in high-yield securities. High yield securities (also known as "junk bonds") are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or in default at the time of purchase. These securities have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and may be more volatile than higher-rated securities of similar maturity. The value of these debt securities can be affected by overall economic conditions, interest rates, and the creditworthiness of the individual issuers. Additionally, these securities may be less liquid and more difficult to value than higher-rated securities.

     The market values of certain high yield and comparable unrated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. In addition, issuers of high yield and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

     The risk of loss due to default by such issuers is significantly greater because high yield and comparable unrated securities generally are unsecured and frequently are subordinated to senior indebtedness. The Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for high yield and comparable unrated securities may diminish the Fund's ability to: (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value; and
(b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

     Although the general market for high yield debt and comparable unrated securities is no longer new, the market for such securities has not yet weathered a major sustained economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could severely and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Fixed-Income Securities
-----------------------

     Interest-bearing securities are investments which promise a stable stream of income; however, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Long-term securities are affected to a greater extent by interest rates than shorter-term securities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed to a rating below investment-grade, the particular Fund considers all circumstances deemed relevant in determining whether to continue to hold the security. Certain securities that may be purchased by the Fund, such as those rated "Baa" by Moody's Investors Service, Inc. ("Moody's") and "BBB" by Standard & Poor's Rating Group ("S&P") and Fitch

Investors Service, Inc. ("Fitch") may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. Securities which are rated "Baa" by Moody's are considered medium-grade obligations; they are neither highly protected nor poorly secured, and are considered by Moody's to have speculative characteristics. Securities rated "BBB" by S&P are regarded as having adequate capacity to pay interest and repay principal, and, while such debt securities ordinarily exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than in higher-rated categories. Securities rated "BBB" by Fitch are considered investment-grade and of satisfactory credit quality; however, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on these securities and, therefore, impair timely payment. If a security held by a Fund is downgraded to a rating below investment-grade, such Fund may continue to hold the security until such time as the adviser determines it to be advantageous for the Fund to sell the security. The ratings of Fitch, Moody's and S&P are more fully described in the Appendix.

Loan Participations
-------------------

     Loan participations are purchases in loans or instruments in which the Funds may invest directly that are owned by banks or other institutions. A loan participation gives a Fund an undivided proportionate interest in a loan or instrument. Loan participations may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Loan participations, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a loan participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the loan participation.

Mortgage-Related Securities
----------------------------

     Mortgage-related securities (also known as mortgage pass-through securities), represent interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest-rate environments. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the yield of the Portfolio. Rates of repayment of principal on mortgage pass-through securities that are higher or lower than expected may expose a Portfolio to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. Payment of principal and interest on some mortgage-related securities issued by a government agency (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government or its agencies or instrumentalities. Mortgage-related securities created by private issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. Collateralized mortgage obligations, adjustable rate mortgages and mortgage participation certificates are the primary types of mortgage-related securities utilized by the Funds.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association ("GNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") or Federal National Mortgage Association ("FNMA"). CMOs are structured into multiple classes, with each class bearing a different stated maturity. Payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal only after the first class has been retired. A longer duration or greater sensitivity to interest rate fluctuations generally increases the risk level of the CMO.

     ADJUSTABLE RATE MORTGAGES ("ARMS"). ARMs may be issued or guaranteed by a government agency such as the GNMA, FNMA or FHLMC, or by a private issuer. The full and timely payment of principal and interest on GNMA ARMs is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMs are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high-quality investments that present minimal credit risks. The mortgages underlying ARMs guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, whereas those underlying ARMs issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards. The yields provided by ARMs issued by a government agency have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.

     ARMs are also offered by private issuers. These securities generally offer a higher rate of interest, but also involve greater credit and interest rate risk than U.S. Government agency issued ARMs because they offer no direct or indirect governmental guarantees. However, many private issuers or servicers of ARMs guarantee or provide insurance for timely payment of interest and principal.

     MORTGAGE PARTICIPATION CERTIFICATES. Mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"), are both issued by the FHLMC. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool of mortgages. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. Mortgage participation certificates differ from bonds in that principal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity.

     OTHER MORTGAGE-RELATED SECURITIES. As new types of mortgage-related securities are developed and offered to investors, the adviser will, consistent with each Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

     PREPAYMENT AND EXTENSION RISK. The stated maturities of mortgage-related securities may be shortened by unscheduled prepayments of principal on the underlying mortgages, or extended in rising interest rate environments. Therefore, it is not possible to predict accurately the average maturity of a particular mortgage-related security. Variations in the maturities of mortgage-related securities will affect the Funds' yields. Rates of repayment of principal on mortgage-related securities that are higher or lower than expected may also expose the Funds to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates decline, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

     INTEREST RATE RISK. The interest rates on the underlying mortgages of mortgage-related securities generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined, commonly recognized interest rate index. The adjustable rate feature should reduce, but will not eliminate, price fluctuations in such securities, particularly when market interest rates fluctuate. The NAV of each Fund's shares may fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during periods between interest rate reset dates. Accordingly, investors could experience some loss if they redeem their shares of the Funds or if the Funds sell these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.

Municipal Bonds
---------------

     The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated facilities.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in a shareholder's alternative minimum taxable income. Moreover, a Fund cannot predict what legislation, if any, may be proposed in the state legislature regarding the state income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations generally for investment by the Fund and the liquidity and value of the Fund's portfolio. In such an event, the Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

     Certain of the municipal obligations held by the Fund may be insured as to the timely payment of principal and interest. The insurance policies usually are obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance does not protect against market fluctuations caused by changes in interest rates and other factors.

Municipal Notes
----------------

     Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

     TANS. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such events as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANS. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANS. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Changes in the value of municipal securities held in a Fund's portfolio arising from these or other factors will cause changes in the NAV per share of the Fund.

Municipal Securities
---------------------

     STAND-BY COMMITMENTS. The Funds may purchase municipal securities together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a Fund pays for securities with a stand-by commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit a Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, a Fund acquires stand-by commitments solely to facilitate portfolio liquidity and does not exercise its rights thereunder for trading purposes. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment.

     The acquisition of a stand-by commitment does not affect the valuation or maturity of the underlying municipal securities. A Fund values stand-by commitments at zero in determining NAV. When a Fund pays directly or indirectly for a stand-by commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Stand-by commitments do not affect the average weighted maturity of the Fund's portfolio of securities.

Stripped Securities
--------------------

     Stripped securities include Treasury receipts, securities of government-sponsored enterprises ("GSEs"), and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. The stripped securities purchased are issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks, corporations and other institutions at a discount to their face value. These securities generally are structured to make a lump-sum payment at maturity and do not make periodic payments of principal or interest. Hence, the duration of these securities tends to be longer and they are therefore more sensitive to interest-rate fluctuations than similar securities that offer periodic payments over time. The Funds may not purchase stripped mortgage-backed securities. The stripped securities purchased are not subject to prepayment or extension risk.

     Stripped securities may also include participations in trusts that hold U.S. Treasury securities such as TIGRs and CATS or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

U.S. Government Securities
--------------------------

     Securities issued by U.S. Government agencies or governement-sponsored entities may not be guaranteed by the U.S. Treasury. Government National Mortgage Association ("GNMA"), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the

Department of Veterans Affairs. Government-related regulators (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

Zero Coupon Bonds
------------------

     Zero coupon bonds are securities that make no periodic interest payments, but are instead sold at discounts from face value. The buyer of such a bond receives the rate of return by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. Because zero coupon bonds bear no interest, they are more sensitive to interest-rate changes and are therefore more volatile. When interest rates rise, the discount to face value of the security deepens and the securities decrease more rapidly in value; conversely, when interest rates fall, zero coupon securities rise more rapidly in value as the discount to face value narrows.

DERIVATIVES
-----------

Derivative Securities
---------------------

     Derivative securities are securities that derive their value, at least in part, from the price of another security or asset, or the level of an index or a rate, including structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Futures contracts and options transactions are also considered types of derivative securities, and are described more fully under the heading "Futures Contracts and Options Transactions" below.

     An investment is often made in derivative securities as a "hedge" against fluctuations in the value of the other securities in a Fund's portfolio, although the Fund may also invest in certain derivative securities for investment purposes only. While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in a Fund's portfolio does not follow the adviser's expectations. If the adviser's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund's investments, but the Fund may also lose money on the derivative security itself. In addition, some derivative securities represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. Derivative securities and their underlying instruments may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the Fund to sell a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. As new types of derivative securities are developed and offered to investors, the adviser will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of derivative securities.

     Additional risks of derivative securities include: the risk of disruption of a Fund's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts, and market risk (i.e., exposure to adverse price changes).

     The adviser uses a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund's investment objective, does not expose a Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board concerning the use of derivatives.

     A Fund's use of derivatives also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate "cover" in compliance with the SEC rules limiting the use of leverage.

Futures Contracts and Options Transactions
------------------------------------------

     IN GENERAL. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

     Although a Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

     An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option may change daily, and that change would be reflected in the net asset value ("NAV") of the relevant Fund.

     A Fund may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange. The Fund's futures transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

     The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA") in accordance with Rule 4.5 of the CEA, and therefore, the Trust is not subject to registration or regulation as a commodity pool operator under the CEA.

     Initially, when purchasing or selling futures contracts, a Fund will be required to deposit with the Custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

     A Fund may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, a Fund would realize a loss in closing out its futures contract sales that would offset any increases in prices of the long-term securities they hold.

     Another risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts).

     OPTIONS TRADING. Options on individual securities or options on indices of securities may be purchased or sold. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     A Fund will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high-grade debt obligations, in such amount are held in a segregated account by such Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds an offsetting call on the same instrument or index as the call written. A Fund will write put options only if they are "secured" by liquid assets maintained in a segregated account by the Fund's custodian in an amount not less than the exercise price of the option at all times during the option period.

     A Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the adviser is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If a Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

     Below is a description of some of the types of options in which a Fund may invest.

     STOCK INDEX OPTIONS. A Fund may purchase and write (i.e., sell) put and call options on stock indices only as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes of the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements of the securities in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, such Fund will place in a segregated account with the Fund's Custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES. A Fund may invest in stock index futures and options on stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, each Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

     FOREIGN CURRENCY FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS. A Fund may invest in foreign currency futures contracts and foreign currency transactions which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see "Foreign Obligations and Securities" above). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price that will be secured by margin deposits, are regulated by the CFTC and are traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

     Foreign currency transactions, such as forward foreign currency exchange contracts, are also contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The adviser considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions. Despite these differences, foreign currency futures contracts and foreign currency transactions (together, "Currency Futures") entail largely the same risks, and therefore the remainder of this section will describe the two types of securities together.

     Because a Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.

The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

     A Fund will purchase and sell Currency Futures in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a Currency Future as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a Currency Future to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These Currency Futures will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The use of Currency Futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of Currency Futures strategies also depends on the ability of the adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the adviser's judgment will be accurate. The use of Currency Futures also exposes a Fund to the general risks of investing in futures contracts: the risk of an illiquid market for the Currency Futures, the risk of exchange-imposed trading limits, and the risk of adverse regulatory actions. Any of these events may cause a Fund to be unable to hedge its securities, and may cause a Fund to lose money on its Currency Futures investments.

     INTEREST RATE FUTURES CONTRACTS AND OPTIONS ON INTEREST RATE FUTURES CONTRACTS. A Fund may invest in interest rate futures contracts and options on interest rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.

     INTEREST RATE AND INDEX SWAPS AND SWAP OPTIONS ("SWAPTIONS"). A Fund may enter into interest rate and index swaps and swaptions in pursuit of its investment objectives. Interest rate swaps involve the exchange by a Fund with another party of their commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In a swaption, which is an option to enter into an interest rate swap, in exchange for an option premium, the Fund gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. A Fund will usually enter into swaps and swaptions on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap or swaption, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The use of interest rate and index swaps and swaptions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions or swaptions that may be entered into by the Fund. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap or swaption, in which case a Fund may not receive net amount of payments that such Fund contractually is entitled to receive.

     FUTURE DEVELOPMENTS. A Fund may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for the Fund.

Swap Agreements
---------------

     Types of swap agreements include interest rate, currency and mortgage (or other asset) swap agreements and the purchasing and selling of interest rate "caps," "floors" and "collars." Interest rate swaps involve the exchange by a Fund and a counterparty of their respective commitments to pay or receive interest (e.g., an exchange of floating-rate payments for fixed-rate payments). Mortgage swaps are similar to interest rate swap agreements, except that the contractually-based principal amount (the "notional principal amount") is tied to a reference pool of mortgages. Currency swaps' notional principal amount is tied to one or more currencies, and the exchange commitments can involve payments in the same or different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on the notional principal amount from the party selling the cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

     Swap agreements may involve leverage and may be highly volatile; depending on how they are used they may have a considerable impact on the Fund's performance. Swap agreements involve risks depending upon the counterparties' creditworthiness and ability to perform as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions.

OTHER INVESTMENTS AND TECHNIQUES
--------------------------------

Borrowing
----------

     Money may be borrowed for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings, but are not considered borrowings if the Fund maintains a segregated account.

Diversification
---------------

     The California Limited-Term Tax-Free, California Tax-Free, Colorado Tax-Free, Minnesota Tax-Free, and Nebraska Tax-Free Funds are non-diversified, which means that they have greater latitude than a diversified fund with respect to the investment of their assets in the securities of relatively few municipal issuers. As non-diversified portfolios, these Funds may present greater risks than a diversified fund. However, each Fund intends to comply with applicable diversification requirements of the Internal Revenue Code of 1986, as amended (the "Code"), as discussed further below under "Federal Income Taxes."

Floating- and Variable-Rate Obligations
---------------------------------------

     Floating- and variable-rate obligations include obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay at its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if the adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The adviser, on behalf of a Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risks.

     The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such instruments.

Forward Commitments, When-Issued and Delayed-Delivery Transactions
------------------------------------------------------------------

     Securities may be purchased or sold on a when-issued or delayed-delivery basis and contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time may also be made. Delivery and payment on such transactions normally take place within 120 days after the date of the commitment to purchase. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

     The Funds will establish a segregated account in which they will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to each Fund's commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Geographic Concentration
------------------------

     The California Limited-Term Tax-Free, California Tax-Free, Colorado Tax-Free, Minnesota Tax-Free, Nebraska Tax-Free and Wisconsin Tax-Free Funds invest substantially all of their assets in municipal securities issued by issuers within a particular state and the state's political subdivisions. These Funds are more susceptible to factors adversely affecting issuers of those municipal securities than would be a more geographically diverse municipal securities portfolio. These risks arise from the financial condition of the state and its political subdivisions. To the extent state or local governmental entities are unable to meet their financial obligations, the income derived by a Fund, its ability to preserve or realize appreciation of its portfolio assets or its liquidity could be impaired.

     To the extent a Fund's investments are primarily concentrated in issuers located in a particular state, the value of the Fund's shares may be especially affected by factors pertaining to that state's economy and other factors specifically affecting the ability of issuers of that state to meet their obligations. As a result, the value of the Fund's assets may fluctuate more widely than the value of shares of a portfolio investing in securities relating to a number of different states. The ability of state, county or local governments and quasi-government agencies to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to governmental issuers may be affected from time to time by economic, political and demographic conditions within their state. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to governmental issuers may also affect their ability to meet obligations. Payments of principal and interest on private activity securities will depend on the economic condition of the facility specific revenue source from whose revenues the payments will be made, which in turn, could be affected by economic, political or demographic conditions in the state.

Guaranteed Investment Contracts
-------------------------------

     Guaranteed investment contracts ("GICs") are issued by insurance companies. In purchasing a GIC, a Fund contributes cash to the insurance company's general account and the insurance company then credits to the Fund's deposit fund on a monthly basis guaranteed interest at a specified rate. The GIC provides that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it. There is no secondary market for GICs and, accordingly, GICs are generally treated as illiquid investments. GICs are typically unrated.

Illiquid Securities
-------------------

     Securities not registered under the Securities Act of 1933, as amended (the "1933 Act"), and other securities subject to legal or other restrictions on resale may be less liquid than other investments and may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to a Fund. No Fund may invest or hold more than 15% of its net assets in illiquid securities.

Loans of Portfolio Securities
-----------------------------

     Portfolio securities may be loaned pursuant to guidelines approved by the Board to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a state, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification;
(3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objective, principal investment strategies and policies of the Fund. In connection with lending securities, a Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the adviser, or the distributor.

     Wells Fargo Bank acts as Securities Lending Agent for the Funds, subject to the overall supervision of the Funds' investment adviser. Pursuant to an exemptive order granted by the SEC, Wells Fargo Bank is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Other Investment Companies
--------------------------

     A Fund may invest in shares of other open-end management investment companies up to the limits prescribed in Section 12(d) under the 1940 Act, subject to the Fund's non-fundamental investment policies. Currently, under the 1940 Act, a Fund that invests directly in a portfolio of securities is limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company; (ii) 5% of such Fund's total assets with respect to any one investment company; and (iii) 10% of such Fund's total assets. Other investment companies in which the Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

Privately Issued Securities
---------------------------

     Privately issued securities include those which may be resold only in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are "illiquid" are subject to a Fund's policy of not investing or holding more than 15% of its net assets in illiquid securities. The adviser will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by a Fund on a case-by-case basis and will consider the following factors, among others, in its evaluation:
(1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

Repurchase Agreements
---------------------

     Repurchase agreements are agreements wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually agreed upon time and price. All repurchase agreements will be fully "collateralized," as defined under the 1940 Act. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by such Fund. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the security may be delayed or limited.

     A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the market value of such Fund's net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. A Fund will only enter into repurchase agreements with primary broker-dealers and commercial banks that meet guidelines established by the Board and that are not affiliated with the adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by the adviser.

Reverse Repurchase Agreements
-----------------------------

     A reverse repurchase agreement is an agreement under which a Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

Warrants
--------

     Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to purchase a given number of shares of common stock at a specified price, usually during a specified period of time. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors and failure of the price of the common stock to rise. A warrant becomes worthless if it is not exercised within the specified time period.

       SPECIAL CONSIDERATIONS AFFECTING CALIFORNIA MUNICIPAL OBLIGATIONS

     In addition to the general financial condition of the State, certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of California municipal obligations to pay interest and principal on such obligations. The following information relates specifically to the California Limited-Term

Tax-Free Fund and the California Tax-Free Fund. This summary does not purport to be a comprehensive description of all relevant facts. Although the Trust has no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by us. Rather, this information has been culled from official statements and prospectuses issued in connection with various securities offerings of the State of California and local agencies in California, available as of the date of this Statement of Additional Information. Further, these estimates and projections should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved.

     GENERAL ECONOMIC FACTORS. The economy of the State of California is the largest among the 50 States and is one of the largest in the world, with prominence in the high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services sectors. The State's General Fund depends heavily on revenue sources that are cyclical, notably personal income and sales taxes. During the boom in the mid to late 1990s, record revenues flowed into the General Fund. The Legislature absorbed the unanticipated revenues by enacting new spending mandates and significant tax cuts took effect. Beginning in 2001, California's economy slid into recession, and as thousands of jobs were lost and capital gains taxes on stock transfers dropped, General Fund revenues sharply declined. The budgetary stresses resulting from dependence on cyclical revenue sources have been compounded by an underlying structural imbalance between anticipated revenues and spending commitments, some of which increase annually by law regardless of revenue.

     As of July 2005, the general economic situation in California is seen to be improving as personal income tax receipts have risen. Rising real property values, and related consumer spending by homeowners responding to this increased wealth, have been an important driver of recent growth. However, the pace of home price appreciation has been slowing, inventories have risen, and the median time it takes to sell a home has lengthened. A slowdown or, if there is a housing bubble, its bursting, would affect income tax revenues collected by the State and the property tax revenues of cities and counties. California employment figures have strengthened, and as of June 2005, employment levels surpassed the highs set just before the 2001 recession. As of August 2005, non-farm payroll employment was up 1.5 percent from a year earlier. Monthly unemployment figures for the State in August 2005 were 5.2 percent; the national unemployment rate in August 2005 was 4.9 percent.

Bond Ratings
------------

     Three major credit rating agencies, Moody's, S&P and Fitch, assign ratings to California long-term general obligation bonds. The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the municipal bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield.

     In July 2005, Moody's upgraded the credit rating of the State's general obligation bonds from A3 to A2, because of an improving economy and revenue and a moderately improved financial outlook for 2006 and beyond. Also in July 2005, Fitch upgraded its rating from A- to A due to economic improvements and the showing of some progress on the structural imbalance, which remains large. In August 2004, S&P upgraded the rating of the same bonds from BBB to A. It is not possible to determine whether or the extent to which Moody's, S&P or Fitch will change such ratings in the future.

     Notwithstanding the upgrades by the rating services, California's general obligation bonds currently have lower ratings than other rated states. Lower ratings make it more expensive for the State to raise revenue, and in some cases, could prevent the State from issuing general obligation bonds in the quantity otherwise desired. Downgrades may negatively impact the marketability and price of securities in the Fund's portfolio.

     STATE FINANCES. The monies of California are segregated into the General Fund and approximately 900 Special Funds. The General Fund consists of the revenues received by the State's Treasury that are not otherwise required by law to be credited to another fund, as well as earnings from State monies not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major revenue sources of the State. Monies in the General Fund are appropriated pursuant to constitutional mandates or by legislation.

     The unreserved fund balance of the General Fund is known as the Special Fund for Economic Uncertainties ("SFEU"). The SFEU consists of the residual of total resources after total expenditures and all legal reserves. The State draws on the SFEU to fund general activities when revenues decline or expenditures unexpectedly increase. Any appropriation from the SFEU is an appropriation from the General Fund for budgeting and accounting purposes.

     A new Special Reserve Fund was created in 2004 with the successful passage of Proposition 58. The State is required to contribute to the Special Reserve Fund 1 percent of revenues in 2006-07, 2 percent in 2007-08, and 3 percent in subsequent years, subject to a cap.

     Part of the Special Reserve Fund is dedicated to repayment of $11 billion of economic recovery bonds (ERBs) issued by the State in 2004; the fund will also be used to cushion future economic downturns or remediate natural disasters.

     FISCAL YEAR 2004-05 BUDGET. California's fiscal year runs from July 1 to the following June 30. The January before the existing budget expires, the Governor proposes a new budget. The Governor's proposal is based on assumptions about the budget act then in effect, is updated in May, and is subject to negotiation with the Legislature before enactment in the summer.

     Pursuant to Proposition 58, which was adopted by voters in March 2004, the Legislature is required to enact a budget in which General Fund expenditures do not exceed estimated General Fund revenues and fund balances at the time of passage. Previously, governors were required to propose a balanced budget, but the Legislature could enact a deficit budget. The balanced budget determination for Proposition 58 is made by subtracting expenditures from all available resources, including prior-year balances. Proposition 58 also prohibits certain future borrowing to cover fiscal year-end deficits. To pass a budget act requires a 2/3 vote in the Legislature. The Governor may reduce or eliminate specific line items in the budget act without vetoing the entire act; these line-item vetos are subject to override by a two-thirds vote in each house of the Legislature.

    The 2004-05 Budget Act, enacted on July 31, 2004 (the "2004-05 Budget"), projected improvements in State revenues of 3.6 percent as a result of economic recovery. A budget shortfall of over $13.9 billion and a cumulated deficit of $26 billion were recognized. To close the budget gap, the State relied on spending cuts ($4.0 billion), cost avoidance ($4.4 billion), fund shifts ($1.6 billion), loans or borrowing ($2.1 billion), and transfers and other revenue ($1.8 billion).

     When enacted, the 2004-05 Budget relied on savings opportunities that were uncertain, including issuing nearly $1 billion in bonds to cover current pension fund obligations, increasing the State's share of tribal gaming revenues pursuant to new compacts, and taking a 75 percent share of punitive damages awarded in California courts. Some of the uncertainties have since been resolved favorably to the State. For example, a tax amnesty program has resulted in much greater receipts than expected, although some of the payments were made under protest and are subject to refunding as taxpayers win their disputes. The State has estimated an additional $380 million will be recognized over a multi-year period as a result of the amnesty. The State has also enacted a statute providing for the sharing of punitive damages awards, although the law is to sunset in 2006 unless otherwise extended. However, plans for tribal gaming and pension bonds were impeded by litigation. In November 2004, a constitutional initiative was passed that permits the State to withhold $1.3 billion per year in property tax revenue to local governments for 2004-05 and 2005-06. Beginning in 2006-07, the new law curbs State authority to reduce local governments' share of tax revenue. Local entities with the capacity to charge user fees, providers of transportation, water and sewer services are facing the heaviest funding cuts, losing 40% of their property tax revenue to the State. At the same time, local governments' right to levy a 1/4 cent sales tax was eliminated in exchange for a share of property tax revenue in the future. To the extent that local entities are unable to recoup their losses with higher fees, service, capital investment and maintenance may suffer as a result of the 2004-05 and 2005-06 withholdings. When the compromise shifts in favor of local governments beginning in 2006, the State may experience reduced flexibility in managing revenue shortfalls. For years after 2006, the proposal has been criticized for limiting the State's future flexibility to manage revenue shortfalls, and by locking into place an unwieldy relationship between the State and local governments.

     FISCAL YEAR 2005-06 BUDGET. On July 7, 2005, the Legislature adopted the 2005-06 Budget (the "2005-06 Budget"), which was signed by Governor Schwarzenegger on July 11, 2005. The 2005-06 Budget assumes that the State General Fund will end fiscal year 2004-05 with a reserve of approximately $6.8 billion, revenues of $89.2 billion and expenditures of $81.7 billion, leaving a balance of $7.5 billion. The 2005-06 Budget calls for total expenditures of $90 billion from the General Fund with expected revenues of $84 billion. The resulting shortfall is expected to draw down the current year reserve to $1.3 billion at the end of fiscal year 2005-06, of which $900 million will be set aside for payment in 2006-07 of tax refunds and other adjustments related to taxation. Fiscal year 2006-07 is expected to begin with committed expenditures exceeding expected revenues for the coming fiscal year due to the structural imbalance in estimated amounts ranging from $4.7 billion to $7.5 billion.

     As signed by the Governor, the 2005-06 Budget reflects a 10 percent increase in expenditures over fiscal year 2004-05, while revenues are expected to rise only 5.7 percent. The spending growth reflects significant spending increases for a variety of state programs, restoration of spending deferred in fiscal year 2004-05, and payments of obligations incurred in prior years, including a loan from local governments. The 2005-06 Budget repays local governments $1.2 billion owed to them by August 2006 for vehicle-license fees ("VLF") pursuant to a cost avoidance mechanism incorporated into the 2004-05 Budget and approved by voters in November 2004. The 2005-06 Budget also includes elements that shift or defer obligations or that result in borrowing. The 2005-06 Budget funds the 2005-06 minimum legally required level for K-12 education, using the levels set in the 2004-05 Budget as the basis for mandated increases. The State saved $3.8 billion in 2004-05 by not paying the minimum guaranteed level for 2004-05; under current law, this amount must be restored in future years. The 2005-06 Budget provides for transfer of $1.3 billion of gasoline tax revenues to State transportation initiatives, consistent with Proposition 42. The 2005-06 Budget also defers payments of some obligations, including a judgment against the State for flood damage, which the State has proposed to pay with a $428 million loan from Merrill Lynch.

     The 2005-06 Budget continues to rely on a compact reached with local governments and approved by voters in November 2004 that permits the State to keep $1.3 billion in property tax revenues otherwise owed to local governments for each of fiscal years 2004-05 and 2005-06.

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     Some of the revenue and cost-saving assumptions reflected in the 2005-06
Budget were uncertain at the time of enactment. The 2005-06 Budget includes $525 million in pension bond revenue; however, these bonds are subject to legal challenge on the same grounds that a similar pension bond issuance was blocked during fiscal year 2004-05.

     While the 2005-06 fiscal year is expected to end in balance, unless policies change, the State's ongoing funding commitments will confront the State with a budget gap at the start of 2006-07. This shortfall is estimated at about $5 billion in 2006-07, according to estimates of the Legislative Analyst's Office (LAO), a nonpartisan state agency. The LAO also estimates that the State will face repayments on budget-related debt of about $4 billion annually over the period 2006-07 through 2008-09.

     To address the ongoing structural imbalance, the Governor has called a special State-wide election for November 8, 2005 for voting on a number of initiatives, including a proposed constitutional amendment called "California Live Within Our Means Act," or Proposition 76. Proposition 76 would place a second limit on state expenditures, which would be based on an average of revenue growth in the three prior years; there is an existing limit tied to growth in the economy and population, and even since the 2001-02 revenue downturn, state expenditures have been well below this existing limit. Under the Proposition 76 limit, revenues in excess of the new limit would be allocated to reserves in the General Fund and each of the State's special funds, which could be used to even out spending in low revenue years. If reserves were inadequate to cushion low-revenue years, State expenditures would be required to contract.

     Proposition 76 would also change the budgeting process to require the Legislature and Governor to maintain budgets in balance during the fiscal year and to intervene if a deficit is anticipated. This initiative would require governors in future years to call a special session of the Legislature whenever during a fiscal year the Director of Finance informs the Governor that spending is likely to exceed revenues. The Legislature would face a deadline and would be unable to enact other legislation until the budget imbalance is addressed. If the Legislature and the Governor were unable to agree within the deadline, across-the-board spending cuts would automatically go into effect, except for debt service obligations and spending required by federal law. Furthermore, if a budget for the coming fiscal year were not timely enacted by June 30, funding levels would remain unchanged until enactment of a new budget.

     Proposition 76 also includes measures to prevent future governors and legislators from avoiding statutorily mandated spending. For example, Proposition 98, which guarantees increases in K-12 education spending, permits the Legislature to suspend increased spending with a two-thirds vote, provided that the suspended funding is later restored. The Governor proposes to eliminate the option to suspend increases, thereby depriving the Legislature of the option to "underfund" schools and accrue mounting obligations to restore suspended funds.

     The upward funding ratchet of Proposition 98 would be loosened by not including one-time overpayments for education in past years in the basis for calculating required future funding growth. While under existing law, maintenance factor payments restore ongoing funding for Proposition 98, under the Governor's proposal these payments will be one-time adjustments, and will not raise the ongoing Proposition 98 minimum guarantee.

     FUTURE BUDGETS. We cannot predict what actions will be taken in the future by the State Legislature, the Governor and voters to deal with changing State revenues and expenditures. Governor Schwarzenegger has called a special election for November 2005 to present Proposition 76's constitutional reforms directly to voters. Embedding near-term solutions into the State Constitution, particularly solutions that defer current costs and that anticipate benefits in the future, may limit the State's options in the future. To the extent that California's structural deficit arises from inflexible legislated spending commitments, some of the Governor's proposals render these commitments increasingly inflexible in the future. The State budget will be affected by national and State economic conditions and other factors.

     STATE INDEBTEDNESS. The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. In the 2005 Debt Affordability Report, the Treasurer reported that over the last three years, the State has accumulated $25.5 billion in debt to close ongoing budget gaps, obtaining $16 billion from the financial markets, $3.9 billion from other levels of government, and $5.2 billion from special funds, such as the Proposition 42 Transportation and Investment Fund. California's ratio of debt service to General Fund revenues is projected to be 4.65 percent for fiscal year 2005-06, based on $3.9 billion in debt service payments versus $84.4 billion in General Fund revenues. This projected ratio does not include the ERBs, which are repaid from a dedicated quarter-cent sales tax. When the ERB debt service and dedicated revenue stream are included in the ratio, the resulting ratio of debt service to General Fund revenues increases to 5.45 percent in 2005-06. California's debt levels are consistent with those of other large states; however, the Treasurer observes that a substantial share of California's debt is for deficit borrowing, not investment in capital projects.

     GENERAL OBLIGATION BONDS. California's capacity to issue general obligation bonds is described in the State Constitution. General obligation indebtedness of the State may not be created without the approval of a majority of voters. Debt service on general obligation bonds is the second charge to the General Fund after the support of the public school system and public institutions of higher education. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund.

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Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds. As of July 1, 2005, the State had outstanding approximately $47.3 billion aggregate principal amount of voter-authorized general obligation bonds (including the $10.9 billion of ERBs).

     The Legislature has approved a new bond for the construction and renovation of public libraries of approximately $600 million, to be presented to voters in the June 2006 primary election. A $9.95 billion bond measure for high speed rail projects has been placed on the November 2006 general election ballot but legislation is pending to defer this measure until 2008. Additional bond proposals may be added to the 2006 primary or general election ballots. In November 2004, voters approved issuance of $3 billion in state general obligation bonds to provide $295 million annually for 10 years to California schools, institutes and private companies conducting stem cell research. The measure is intended to be self-funding, with repayment made from patent royalties and tax revenues generated by new jobs.

     COMMERCIAL PAPER. Voter-approved general obligation indebtedness may be issued as commercial paper notes for some bond issues. Pursuant to the terms of the bank credit agreement supporting the general obligation commercial paper program, not more than $1.5 billion in general obligation commercial paper notes may be outstanding at any time. As of July 1, 2005, the State had $94 million aggregate principal amount of general obligation commercial paper notes outstanding.

     LEASE-REVENUE BONDS. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-revenue bonds. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease which provides the source of payment of the debt service on the lease-revenue bonds. The State had approximately $7.8 billion General Fund-supported lease- revenue debt outstanding at July 1, 2005.

     NON-RECOURSE DEBT. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had outstanding about $41.5 billion in aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund as of December 31, 2004.

     CASH FLOW BORROWINGS. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. During fiscal year 2004-05, the State had outstanding $6 billion of Revenue Anticipation Notes, which matured and were repaid on June 30, 2005.

     INTER-FUND BORROWING. Inter-fund borrowing permits the General Fund to transfer money from special funds when the General Fund is or will be exhausted. All transfers must be restored to the transferor special fund as soon as there is sufficient money in the General Fund to do so, and no transfer may be made if it would interfere with the objective for which such special fund was created. As of July 31, 2005, there were $1.1 billion of outstanding loans from the SFEU or other inter-fund sources to the General Fund.

     CONSTITUTIONAL, LEGISLATIVE AND OTHER FACTORS. California voters have approved a series of tax-limiting initiatives, which have increased the difficulty in raising taxes, restricted the use of revenues, or otherwise limited the discretion of the Legislature and Governor in enacting budgets, adding complexity to the revenue-raising process of the State and local entities. California also has a rule of taxpayer standing (Cal. C.C.P. 526a) that permits any citizen or corporation liable to pay a tax to challenge the assessment in court to prevent illegal expenditure, waste, or injury, provided that no bonds for public improvements or public utilities may be enjoined. With this relatively low bar to taxpayer lawsuits, the California judiciary has interpreted many of the tax-related initiatives, sometimes with results unexpected by taxing authorities. No assurances can be given that California entities will be able to raise taxes to meet future spending requirements. It is also possible that California entities have not successfully complied with the complex legislative framework, and may in the future be required to return revenues previously collected.

     The initiatives began in 1978 with Proposition 13 (Cal. Const. Art. XIIIA), which, as amended, generally caps the maximum real property tax that may be imposed at one percent, caps annual increases in assessed property values at two percent, permits reassessment to market value only on sale (subject to certain exemptions), and requires local governments to obtain the approval of two-thirds of the electorate to impose special taxes (taxes imposed for specific purposes). Proposition 13 also gave the State legislature responsibility for allocating the remaining proceeds of the property tax. Proposition 13 was intended to stop local governments from relying on open-ended voter approval to incur governmental expenses deemed desirable from year to year, and from levying taxes accordingly. Proposition 13 is believed to have altered local land development policies by encouraging localities to approve development of retail facilities over housing: typically, cities and counties obtain the highest net revenues from retail developments, and housing and manufacturing developments often yield more costs than tax revenues. Furthermore, because the basic one percent ad valorum tax is based on the value of the property as of the owner's acquisition, the amount of tax on comparable properties varies widely.

     Proposition 4 or the "Gann Initiative" (Cal. Const. Art. XIIIB) was adopted in 1979 and restricts State and local spending of revenues derived from taxes, regulatory licenses, user charges or other fees. The spending limits are adjusted annually to reflect changes in the cost of living and population growth. If revenues exceed limits, local governments must return excess revenues to taxpayers in the form of rate reductions; the State is obligated to refund half of the excess to taxpayers, and to transfer the remaining half to schools and community colleges.

     Both Propositions 13 and 4 have been amended several times, but both continue to constrain State and local spending. After the passage of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the lost property tax revenues, including taking over the principal responsibility for funding local K-12 schools and community colleges. During the recession of the early 1990s, the State curtailed post-Proposition 13 aid to local government entities other than school districts by requiring cities and counties to transfer some of their allocated property tax revenues to school districts. Notwithstanding the cutbacks, local governments have continued to rely on the State to support basic local functions, including local law enforcement, juvenile justice and crime prevention programs. The State withheld these allocations in part in 2003-04 and 2004-05 to deal with the State's financial challenges, and such withholdings must be repaid in the future.

     In 1986, California voters approved Proposition 62, a statute that requires super-majority approvals of local government taxes. Two-thirds of the local entity's legislative body and a majority of its electorate must approve any tax for general governmental purposes, and two-thirds vote of the electorate must approve any special tax for specific purposes.

     In 1996, California voters approved Proposition 218 (Cal. Const. Arts. XIIIC and XIIID), an initiative with a purpose of "limiting local government revenue and enhancing taxpayer consent." Proposition 218 requires a majority of a local entity's electorate to approve any imposition or increase in a general tax, and two-thirds of the local entity's electorate to approve any imposition or increase in a specific tax. Proposition 218 also precludes special districts, including school districts, from levying general taxes; accordingly, special districts are required to obtain two-thirds approval for any increases. Proposition 218 has a retroactive effect, in that it enables voters to use initiatives to repeal previously authorized taxes, assessments, fees and charges.

     Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some California cities and counties experienced lowered credit ratings, and other local governments may be reduced in the future. In recent lawsuits, the California Court of Appeal has applied the anti-tax intent of Proposition 218 broadly to find city and county taxes and charges invalid. Other litigation and initiatives complicate the State's ability to spend tax revenue.

     In 1988, voters passed Proposition 98, which, as modified by Proposition 111, guarantees K-12 schools and community colleges a minimum share of General Fund revenues. Proposition 98 permits the Legislature, by a two-thirds vote in both houses and with the Governor's concurrence, to suspend the minimum funding formula for a one-year period. The 2004-05 Budget suspended the level of Proposition 98 spending by approximately $2 billion and added $2 billion to the existing "maintenance factor" (the difference between Proposition 98 guarantees and actual appropriations), bringing the cumulative maintenance factor to an estimated $3.8 billion, which must be restored in future years as economic conditions improve.

     With a ballot initiative in November 2004, voters approved a 1 percent surcharge on incomes over $1 million to pay for county mental health services. The LAO cites this enactment as a potential obstacle to efforts to reduce the volatility of state revenues, because it may impede adjustments to the progressive structure of the State's personal income tax. Another initiative in the same vein, titled the "Preschool for All Act," is expected to appear on the November 2005 ballot; it would impose a tax on high income households to pay for educational programs for four-year old children. The McCauley-Rooker Act, another ballot initiative expected to be presented to voters in November 2005, would establish a wealth tax.

     The full impact of these propositions and initiatives on existing and future California security obligations remains to be seen. Further, it is unknown whether additional legislation bearing on State and local government revenue will be enacted in the future and, if enacted, whether such legislation will provide California issuers enough revenue to pay their obligations.

     LITIGATION. The State is involved in certain legal proceedings (described in the State's recent financial statements). Some of these have been recently decided against the State, including a lawsuit seeking payment for flood damage, resulting in a stipulated judgment of which $428 million remains to be paid, and a judgment requiring the State Controller to transfer $500 million from the General Fund to the State teachers' retirement board. On July 1, a federal court transferred the State's prison medical system to a receiver whose decisions will be paid for by the State, and the ensuing costs cannot be predicted.

     Additional pending suits may cause the State to incur judgment costs in the future or prevent the State from raising revenues. For example, a series of tax cases challenging the State's methods of calculating corporate taxes could, if decided in favor of the taxpayers, result in refunds and annual tax revenue losses of hundreds of millions of dollars. In another matter, the California Teachers Association filed suit in August 2005, contending that the State has not fulfilled minimum school funding obligations mandated in the California Constitution, resulting in an underfunding of approximately $3.1 billion.

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     Penalties against the State for administrative errors may require the
State to make significant future payments. The State expects to receive about $55 billion in federal funds in 2004-05, with roughly $27 billion dedicated to various health and social services programs and about $14 billion allocated to education. Compliance with federal program requirements is enforced by penalties. The State has budgeted a $218 million penalty for failure to implement a statewide computer system to track child support payments; if the system is operational in 2005, the federal penalty may be waived.

     RECENT DEVELOPMENTS REGARDING ENERGY. The stability of California's power grid and its transmission capacity remains of concern. In its 2005 Summer Assessment, California's Independent Service Operator predicted adequate capacity to meet anticipated summer 2005 demands, but with a narrow operating margin, and called for aggressive conservation efforts. Heat waves in Southern California in the spring of 2004 resulted in transmission emergencies, which have prompted cuts to certain volunteer customers and also short rotating blackouts. In 2000 and 2001, at the height of California's energy crisis, the State experienced rolling blackouts, or cuts of power to entire blocks of the power grid. Since 2001, California's supply of electric energy has been augmented by net new capacity of 8,674 megawatts, and transmission lines have been upgraded.

     Natural gas prices in California are not regulated, and therefore, may fluctuate. Significant interruption in natural gas supplies could adversely affect the economy, including generation of electricity, much of which is fueled by natural gas.

     There can be no assurance that there will not be continued and future disruptions in energy supplies or related developments that could adversely affect the State's and local governments' economies, and that could in turn affect State and local revenues.

     SEISMIC ACTIVITY. Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damage. Neither event has had any long-term negative economic impact. Seismic retrofitting is an ongoing expense for State infrastructure. The Bay Bridge connecting Oakland and San Francisco is undergoing seismic reconstruction, for which, as of July 18, 2005, the State has committed to contribute an additional $635 million. In the event of an earthquake, California municipal obligations could be affected by revenue interruptions resulting from damage to productive assets, income tax deductions for casualty losses, or reduced property tax assessments.

     FIRE. Due to hot summers, low humidity and dry winds, California is subject to certain risks with regard to wildfires. The State bears responsibility for fire control in 31 million acres of wildland, mostly privately owned. In 2005, fires have burned in Los Angeles, Riverside and San Bernardino counties. In October 2003, large wildfires engulfed over 746,000 acres and hundreds of homes in Los Angeles, Riverside, San Bernardino, San Diego and Ventura Counties. Losses have been estimated in the range of $1.5 to $2.5 billion. Southern California is continuing to experience a drought that increases its vulnerability to wildfire. Fire protection costs have increased over the last 10 years due to increased population in wildland areas, labor costs and unhealthy forest conditions, where trees are dry due to infestation and drought.

     WATER SUPPLY AND FLOODING. Due to aspects of its geography, climate and continually growing population, California is subject to certain risks with regard to its water resources. California has intermittently experienced droughts and floods. During prior droughts, some urban areas resorted to mandatory rationing, farmers in several agricultural areas chose to leave part of their acreage fallow, and ecosystems in some regions endured severe deprivations. Heavy rainfall may result in floods and landslides, particularly in areas damaged by wildfire. Northern California relies on a system of levees to channel waterways around agricultural and populated land, and Southern California relies on these levees to transfer water supplies. Levee infrastructure is known to be deteriorating, and there is concern that an earthquake or major storm could cause levees to fail. The California Department of Water Resources estimates that billions of dollars of improvements may be necessary to bring state levees up to basic standards, with additional hundreds of millions needed annually for maintenance. The California Bay-Delta Authority (CALFED), a joint state and federal agency, has an approved budget of $8.1 billion in the next 10 years, but the source of such funds is unclear. Historically, the State has contributed 60 percent of CALFED's funds. Court decisions have clarified State liability for flood damage. As with the potential risks associated with seismic activity, any California municipal obligation could be affected by an interruption of revenues because of damaged facilities or income tax deductions for casualty losses or property tax assessment reductions.

        SPECIAL CONSIDERATIONS AFFECTING COLORADO MUNICIPAL OBLIGATIONS

     The following highlights some of the more significant financial trends and issues affecting Colorado and its economy and is based on information drawn from official statements, government web sites and other resources publicly available as of the date of this SAI. Wells Fargo Bank has not independently verified any of the information contained in such resources, but is unaware of any fact that would render such information inaccurate.

Overview of Colorado Economy and General Information
----------------------------------------------------

     During the mid-1980's, the State's economy was adversely affected by numerous factors, including the contraction of the energy sector, layoffs by advanced technology firms and an excess supply of both residential and nonresidential buildings causing employment in the construction sector to decline. As a result of these conditions, certain areas of the State experienced particularly

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


high unemployment. Furthermore, in 1986, for the first time in 32 years, job generation in the State was negative and, in 1986, for the first time in 21 years, the State experienced negative migration, with more people leaving the State than moving in.

     During the 1990s, the Colorado economy became increasingly diversified moving from an economy formerly reliant on agriculture and mining to one based on services, communications, transportation, tourism, health care, high-tech and manufacturing, with small businesses predominating. During this period there was steady improvement in the Colorado economy: per-capita income increased approximately 60.1% from 1990 to 1999 (5.6% in 1999) and retail trade sales revenues increased approximately 100.6% from 1990 to 1999 (7.4% in 1999), reflecting, in part, an annual average population growth rate of 2.7% and an average unemployment rate of 4.4% during this period. In 2000, the peak year of the economic expansion, per-capita income increased approximately 3.0%, wage and salary income increased approximately 12.6% and retail trade sales revenues increased approximately 11.1%. In addition, the population increased 6.0% and the average unemployment rate hit a historic, and unsustainable, low of 2.7%.

     In 2001 Colorado's economy, like the national economy, began to weaken, taking a sharp downturn after the September 11, 2001 terrorist attacks. In 2001, per-capita income growth slowed to approximately 1.7%, wage and salary income growth slowed to approximately 3.6%, retail trade sales revenues slowed to approximately 1.6%, population growth slowed to 2.1% and the average unemployment rate increased to 3.7%. Colorado began to lose jobs in January 2001, and declines in the state's high technology, communications, and finance industries combined with a dramatic slowdown in tourism (caused in part by the worst drought since the 1930s and related Colorado wild fires), caused significant job losses during 2002. Colorado lost 43,000 jobs in 2002 and 32,000 jobs in 2003. The losses in 2002 and 2003 were the most severe in any reported period in the last sixty years. In 2004 there was a net increase of approximately 27,600 new jobs compared to 2003. The employment growth is expected to be 2.3% in 2005 and 2.6% in 2006.

     At the present time, Colorado government officials believe that the economic signals are encouraging and that evidence continues to mount that the worst of the recent negative economic conditions are over. Increasing national economic activity, however, will play a vital role in the continued strengthening and growth of economic activity in Colorado. The unemployment rate in Colorado was approximately 5.2% in 2004, following an unemployment rate of 6.2% in 2003. The unemployment rate is expected to be 5.1% in 2005 and to gradually decline to approximately 4.6% by 2010.

     Personal income in Colorado increased by 2.1% in 2003 and 5.8% in 2004. Colorado government officials estimate that personal income growth will be 6.4% in 2005 and 6.8% in 2006. It is expected that personal income growth will average about 6.7% from 2007 through 2010. Colorado wage and salary income increased only 1.1% in 2003 because employment levels were lower and because high-wage jobs in the advanced technology and financial sectors had been lost. Colorado wage and salary income increased 4.6% in 2004, and as labor markets recover, Colorado government officials estimate that total wage and salary income will increase 6.1% in 2005, 5.7% in 2006 and 6.2% in 2007. In 2008
through 2010, annual wage and salary income growth is expected to be above
6.0%.

     Growth in retail trade sales is estimated to be 5.8% in 2005 and 5.6% in 2006, compared to 6.2% in 2004. Population growth in Colorado in 2005 is estimated to be 1.3% and is expected to be about the same in 2006. Population growth is expected to average about 1.6% for each of the years between 2007 and 2010. Government officials expect net individual income tax revenue to increase 6.9% in the 2005-06 fiscal year and 5.5% in the 2006-07 fiscal year. Net corporate income tax revenue rose 33.9% in the 2004-05 fiscal year as a result of the 50% bonus depreciation and increased small business expensing provisions of the Federal Jobs and Growth Tax Relief Reconciliation Act of 2003, which ended in 2004. Government officials expect net corporate income tax revenue to decrease 5.2% in the 2005-06 fiscal year as a result of increasing fiscal year 2005-06 refunds and strong growth in fiscal year 2004-05. Beginning in the 2006-07 fiscal year, net corporate income tax revenue is expected to increase as refunds slow down and the economy continues to expand.

     Despite recent increases in energy prices, government officials believe that Colorado's economy will continue to expand, although at a somewhat slower pace, in the near term. A risk to the forecast of continued improvement in the Colorado economy, however, is that the Colorado economic recovery will likely mirror any major shift, positive or negative, in the national economic recovery, and if the national economy does not resume robust growth in the near term, Colorado's recovery is likely to follow the national recovery. Additional risk lies in high energy prices and their impact on consumers and the impact of natural disasters such as Hurricane Katrina on the national economy. In addition, if housing prices, which increased dramatically in Colorado during the later half of the 1990s, become high relative to the underlying economic conditions, the State could see a drop in housing prices. Should this occur, consumer spending would decrease, cash-out financing would be much lower and slow spending and job growth in many industries that rely on home sales would be lower.

Political Subdivisions
----------------------

     The State of Colorado's political subdivisions include approximately 1,600 units of local government in Colorado, including counties, statutory cities and towns, home-rule cities and counties, school districts and a variety of water, irrigation, and other special districts and special improvement districts, all with various constitutional and statutory authority to levy taxes and incur indebtedness. Certain obligations of Colorado state and local public entities are subject to particular economic risks, including, but not limited to, the vulnerabilities of resort economies, which depend on seasonal tourism, downturns in sales tax and other revenues, and fluctuations in the real estate market. Real estate construction levels are expected to experience moderate corrections in 2005 and 2006 as interest rates rise and the cost of construction increases as a result of Hurricane Katrina. Nonresidential building construction increased 26.3% in 2004 but is estimated to decrease 9.2% in 2005 and 0.7% in 2006. Residential construction increased 15.6% in 2004 but is expected to decrease 6.7% in 2005 and 1.9% in 2006.

State Finances: General Fund
----------------------------

     The State derives most of its General Fund revenues from taxes. The two most important sources of these revenues are sales and use taxes and income taxes, which accounted for approximately 31% and 62%, respectively, of total General Fund revenues during the 2004-05 fiscal year.

     The State experienced a 6.9% increase in General Fund revenues for the 2004-05 fiscal year. It is anticipated that General Fund revenues will increase 4.6% for the 2005-06 fiscal year and 5.9% for the 2006-07 fiscal year. However, the State experienced a $179.0 million (or 2.9%) decline in General Fund revenues for fiscal year 2003-largely due to continued economic downturn and fallen stock values. The dismal performance of the stock markets for much of fiscal year 2003 impacted tax receipts on capital gains for that year. Similarly, the fact that a significant portion of Colorado's use tax revenue is derived from the telecom industry resulted in a 2.9% decline in use tax revenues in fiscal year 2003. As a result of the revenue shortfall, budget reductions, transfers, and other decisions were made which resulted in a General Fund reserve of $223.1 million for fiscal year 2003 in lieu of a budget deficit that otherwise would have occurred. This compares with reserves of $165.3 million and $786.8 million in the previous two fiscal years.

Colorado Constitutional and Other Laws
--------------------------------------

     STATE CONSTITUTION. The Colorado Constitution contains strict limitations on the ability of the State to create debt. However, the constitutional provision has been interpreted not to limit the ability of the State to issue certain obligations which do not constitute debt, including short-term obligations which do not extend beyond the fiscal year in which they are incurred and certain lease purchase obligations which are subject to annual appropriation. The State is authorized pursuant to State statutes to issue short-term notes to alleviate temporary cash flow shortfalls.

     TABOR AMENDMENT. On November 3, 1992, the Colorado voters approved a State constitutional amendment (the "TABOR Amendment") that restricts the ability of the State and local governments to increase taxes, revenues, debt and spending. The TABOR Amendment provides that its provisions supersede conflicting State constitutional, State statutory, charter or other State or local provisions.

     Among other provisions, the TABOR Amendment requires the establishment of emergency reserves, limits increases in district revenues and in district fiscal year spending, and requires voter approval for new taxes, tax increases or debt not meeting certain exceptions. As a general matter, annual State fiscal year spending may change not more than inflation plus the percentage change in State population in the prior calendar year. Annual local district fiscal year spending may change no more than inflation in the prior calendar year plus annual local growth, as defined in and subject to the adjustments provided in the TABOR Amendment. The TABOR Amendment provides that annual district property tax revenues may change no more than inflation in the prior calendar year plus annual local growth, as defined in and subject to the adjustments provided in the TABOR Amendment. District revenues in excess of the limits prescribed by the TABOR Amendment are required, absent voter approval, to be refunded by any reasonable method, including temporary tax credits or rate reductions. Such "TABOR surpluses" for the State grew from $139 million in the 1996-97 fiscal year to $927.2 million in the 2000-01 fiscal year, and over the past several years the State has refunded revenues in excess of applicable limits to certain taxpayers in the State in accordance with the TABOR Amendment.

     During the 1990s the federal government underestimated Colorado's population. Therefore the State refunded $483 million to taxpayers under the TABOR Amendment that would not have been refunded if the proper population estimates had been made. The TABOR Amendment allows for the limit to be adjusted each decade in accordance with the Census count. The Colorado General Assembly determined that the proper way to make the adjustment was to use the percentage change in the State's populations (6.0%) in the TABOR Amendment limit for the 2002 fiscal year and then measure the amount of revenue that comes in below that adjusted limit. The percentage points of population growth in the limit that are not used in the 2002 fiscal year can be carried forward into future years (referred to as the "growth dividend") until such time as all of the population percentage change is carried forward or a new Census is conducted.

     The State did not have a TABOR surplus for fiscal years 2001-02, 2002-03 and 2003-04. The State had a TABOR surplus of $172.5 million for the 2004-05 fiscal year. Because the State has already refunded $127.8 million more to taxpayers than is required under TABOR, the State will refund $44.7 million of the $172.5 million surplus from the 2004-05 fiscal year to taxpayers during the 2005-06 fiscal year. It is currently anticipated that the TABOR surplus will grow to $953.6 million by the 2009-10 fiscal year. The TABOR Amendment also provides that a local district may reduce or end its subsidy to any program (other than public education through grade 12 or as required by federal law) delegated to it by the State General Assembly for administration.

     Since revenue fell below the limit in fiscal year 2002-03, none of the population adjustment was used that year. However, since the State would have been $280 million above its limit during the 2003-04 fiscal year without the population adjustment, 3.6 percentage points out of the six percentage points available were used to raise the limit enough to retain the revenue received. The remaining 2.4 percentage points of the population dividend will be used in the 2004-05 fiscal year. Use of the remaining population adjustment in the 2004-05 fiscal year will raise the limit by another $196.9 million plus growth in additional revenue kept under the limit that year. Because the population adjustment permanently increases the TABOR base, an additional $469.4 million plus growth will be retained annually due to the implementation of the population adjustment.

     REFERENDA C AND D. At the November 1, 2005 general election, a statewide vote will take place on Referendum C and Referendum D. Referendum C calls for a five-year "time-out" from TABOR's growth limit beginning in the 2005-06 fiscal year and allows the State to retain all revenue collected between fiscal year 2005-06 and fiscal year 2009-10. Referendum D allows the State to borrow up to $1.7 billion for highway construction, $50 million for higher education capital construction, $147 million for kindergarten through twelfth grade capital construction, and $175 million for local fire and police pension funds. If Referendum D passes, the TABOR limit set for fiscal year 2010-11 will include an additional one-time $100 million increase to the base for transportation notes.

     OTHER CONSIDERATIONS. This description is not intended to constitute a complete description of all of the provisions of the TABOR Amendment. Furthermore, many provisions of the TABOR Amendment and their application are unclear. Several statutes have been enacted since the passage of the TABOR Amendment attempting to clarify the application of the TABOR Amendment with respect to certain governmental entities and activities, and numerous court decisions have been rendered interpreting certain of the TABOR Amendment's provisions. However, many provisions of the TABOR Amendment may require further legislative or judicial clarification. The future impact of the TABOR Amendment on the financial operations and obligations of the State and local governments in the State cannot be determined at this time.

     The financial operations and obligations of the State and local governments in Colorado may also be affected directly or indirectly by future changes in law or the interpretation of the law. In recent years, several ballot initiatives approved by voters have had a significant impact on the State's General Fund, and other ballot initiatives have been proposed which, if passed, would potentially have had a material adverse effect on development in the State and the State economy.

        SPECIAL CONSIDERATIONS AFFECTING MINNESOTA MUNICIPAL OBLIGATIONS

     The following highlights some of the more significant financial trends and issues affecting Minnesota and its economy and is based on information drawn from official statements, government web sites and other resources publicly available as of the date of this SAI. Wells Fargo Bank has not independently verified any of the information contained in such resources, but is unaware of any fact that would render such information inaccurate.

     CONSTITUTIONAL STATE REVENUE LIMITATIONS. Minnesota's constitutionally prescribed fiscal period is a biennium. No agency or other entity may spend more than its "allotment." The state's Commissioner of Finance, with the approval of the Governor, is required to reduce excess allotments to the extent necessary to balance expenditures and forecasted available resources for the then current biennium. The Governor may seek legislative action when a large reduction in expenditures appears necessary, and if the state's legislature is not in session, the Governor is empowered to convene a special legislative session.

     EFFECT OF LIMITATIONS ON ABILITY TO PAY BONDS. There are no constitutional or statutory provisions that would impair the ability of Minnesota municipalities, agencies or instrumentalities to meet their bond obligations if the bonds have been properly issued.

     POPULATION TRENDS IN THE STATE. Minnesota resident population grew from 4,390,000 in 1990 to 4,934,000 in 2000 or, at an average annual compound rate of 1.2 percent, the same as the national average. From 2000 to 2004, Minnesota's resident population grew at an annual compound rate of 0.8 percent compared to the annual rate for the U.S. as a whole of 1.0 percent. Minnesota population is currently forecast by the U.S. Department of Commerce to grow at annual rate of 0.8 percent through 2030 compared to 0.9 percent nationally.

     STRUCTURE OF THE STATE'S ECONOMY. Diversity and a significant natural resource base are two important characteristics of the state's economy.

     At an aggregate level of detail, the structure of the state's economy parallels the structure of the United States economy as a whole. For 2004, state employment in 14 major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of the total state employment was within two percentage points of national employment share.

     Some unique characteristics of the state's economy are apparent in employment concentrations in industries that comprise the durable goods and non-durable goods manufacturing categories. In the durable goods industries, the state's employment was highly concentrated in the fabricated metals, machinery and computers and electronics categories. Of particular importance is the computers and electronics category in which 24.3 percent of the state's durable goods employment was concentrated in 2004, as compared to 14.9 percent for the United States as a whole.

     The importance of the state's resource base for overall employment is apparent in the employment mix in non-durable goods industries. In 2004, 36 percent of the state's non-durable goods employment was concentrated in food manufacturing. This compares to 27.7 percent in the national economy. Over half of the state's acreage is devoted to agricultural purposes. Printing and related activities are also relatively more important in the state than in the U.S.

     Mining is currently a less significant factor in the state economy than it once was. Mining employment, primarily in the iron ore or taconite industry, dropped from 6.1 thousand in 1990 to 3.5 thousand in 2004.

     EMPLOYMENT GROWTH IN THE STATE. Between 1990 and 2000, Minnesota's employment grew 23.9 percent compared with 19.9 percent nationwide. For the 2000 to 2004 period, Minnesota's non-farm employment declined 0.4 percent compared to 1.0 percent nationally. However, Minnesota's employment growth since the fall of 2003 has lagged slightly behind the U.S. employment growth for that period.

     PERFORMANCE OF THE STATE'S ECONOMY. Since 1990, state per capita personal income has been within nine percentage points of national per capita personal income. The state's per capita income has generally remained above the national average. In 2004, Minnesota per capita personal income was 108.9 percent of the national average.

     During 2003 and 2004, the state's monthly unemployment rate was generally less than the national unemployment rate, averaging 4.9 percent in 2003, as compared to the national average of 5.8 percent. In 2004, Minnesota's unemployment rate averaged 4.7 percent, as compared to the national average of
5.6 percent.

     LOCAL OBLIGATIONS. The State of Minnesota has no obligation to pay any bonds of its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities, except that the state has adopted aid intercept programs under which, subject to appropriations, certain school and county obligations may be guaranteed. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of particular designated revenue sources or the financial conditions of the underlying obligors. Although most of the bonds owned by the Fund are expected to be obligations other than general obligations of the State of Minnesota itself, there can be no assurances that the same factors that adversely affect the economy of the state generally will not also affect adversely the market value or marketability of such other obligations, or the ability of the obligors to pay the principal of or interest on such obligations.

        SPECIAL CONSIDERATIONS AFFECTING NEBRASKA MUNICIPAL OBLIGATIONS

     The concentration of the Nebraska Tax-Free Fund in securities issued by governmental units of only one state exposes the Fund to risks greater than those of a more diversified portfolio holding securities issued by governmental units of different states in different regions of the country. Nebraska's Constitution limits the debt the State may incur and sets certain restrictions on debt incurred by municipalities and political subdivisions. Accordingly, the availability of Nebraska municipal securities and the economy of the State will affect the Fund. The following is a brief summary of data and economic trends based upon information drawn from government web sites and other resources publicly available as of the date of this SAI. The Trust has not independently verified such information, but has no reason to believe that such information is inaccurate in any material respect.

Governmental Units and Finances
-------------------------------

     Nebraska has 93 counties, 531 incorporated municipalities and over 1,700 other political subdivisions or authorities. These include governmental units such as school districts, utility districts, the Nebraska Educational Facilities Authority, and the Nebraska Investment Finance Authority. While these various municipalities and public authorities dominantly rely on independent revenue sources, such as property taxes, these entities are not immune from State revenue shortfalls, which lead to reductions in State aid to the entities. Furthermore, municipal securities issued by public authorities in Nebraska are not backed by the State's full faith and credit.

     Throughout the early and mid 1990s, state and local revenues, in the aggregate, increased each year at a rate sufficient to cover all increases in state and local expenditures. The trend has continued into the 2000s. The ending balance in the State's general fund for fiscal year 2003 was $61,847,000 and the ending balance of the general fund for fiscal year 2004 is $261,026,000. These ending balances do not include amounts held in the State's Cash Reserve Fund. The continued increase in revenues at a level sufficient to cover current and future expenditures will depend on numerous factors, including the State's economy, property tax values and the financial condition of each municipality or public authority issuing municipal securities.

     Generally, the municipal securities issued by the State's various governmental units have been highly regarded. Notwithstanding, certain Nebraska municipal securities contain unique risks. Such municipal securities may include, without limitation, health care providers, nuclear power plants, facility offerings and other private activity bonds that lack governmental backing. The Fund's success may be impacted by its ability to adequately evaluate the unique risks associated with the respective issuers.

Economic Conditions
-------------------

     During the mid and late 1990s, Nebraska's economy experienced consistent growth. State employment steadily increased from 880,246 in 1994 to an estimated 985,340 in 2004 with almost uniform increases in all non-farm industries. Nebraska's unemployment rate has consistently been among the lowest rates in the Nation. From 1994 through 2003, Nebraska's unemployment rate ranged from 2.6% to 4.0%. Nebraska's per capital income, while below the national average, grew from $21,168 in 1994 to $32,276 in 2004. Nebraska also experienced positive net migration and population growth in the mid and late 1990s, reversing net out migration from 1974 to 1990. Based upon Census information, Nebraska's population increased from 1,621,551 in 1994 to 1,747,214 in 2004.

     Historically, national economic downturns have had less economic impact on Nebraska than other states; while at the same time, Nebraska's economy traditionally has not grown as fast as others in periods of national economic expansion. During the 1990s, the Nebraska economy increasingly diversified away from being heavily dependent agriculture. Increases in manufacturing, services and finance, insurance and real estate industries have helped to more uniformly distribute Nebraska's gross state product. However, the Nebraska economy remains heavily dependent upon agriculture and may be adversely affected by the farm commodities markets, changes in federal agriculture programs, and production and weather conditions. Additionally, the diversification of the State's gross state product over the last decade may affect the Nebraska economy's response to nation economic cycles.

     Nebraska's economic trends of the 1990s appear to have slowed beyond the year 2002. As of the end of 2003, Nebraska's labor force totaled 976,000 with an unemployment rate of 4.0%. Non-farm payroll jobs decreased by 0.2% between 2002 and 2003. Manufacturing jobs declined 3.7% over the same period. These numbers and current economic forecasts indicate that the Nebraska economy slowed in 2003 and recovery is going to be slow.

     As discussed above, most municipal securities owned by the Fund are expected to be obligations of municipalities or other governmental units. Thus, the actual impact of the State's economy and factors that affect such economy on most of the municipal securities is uncertain. For example, a factor that may materially affect the State's economy may or may not also affect an individual municipality's financial condition or the municipality's ability to meet its obligations pursuant to the respective municipal securities.

            SPECIAL CONSIDERATIONS AFFECTING WISCONSIN TAX-FREE FUND

     The following information is derived from public information, including from the State of Wisconsin, as of the date of this SAI. The Adviser has not independently verified any of this information.

     The Wisconsin Tax-Free Fund may invest 25% or more of its net assets in municipal obligations whose issuers or projects are located in Wisconsin, Guam, Puerto Rico and the Virgin Islands. The credit quality and credit risk of any issuer's debt depend to a large extent on the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management and the strength of legal provisions in debt documents that protect debt holders. Credit risk is usually low when (1) the economy is strong, growing, and diversified, (2) the issuer's financial situation is sound and (3) the issuer's level of debt is reasonable given its financial status.

     While Wisconsin's economy is fairly diverse, which serves to limit the credit risk of its securities, Wisconsin is currently experiencing a budget deficit. Measures to reduce the deficit may include general purpose revenue spending cuts, such as reduction in state operations and reduced financial aid to local governments and individuals. As a result of Wisconsin's weakened financial condition, in recent years rating agencies such as Moody's and Fitch downgraded the State of Wisconsin's bond rating, which results in higher interest rates payable with respect to the State of Wisconsin bonds.

     Wisconsin's economy is concentrated primarily in the dairy products, motor vehicles, paper products and small engines industries due to the state's supply of resources in these areas. Because the Fund invests in only a limited category of municipal obligations, concentration of issuers of these obligations will most likely occur in these industries as well.

     Wisconsin's total revenue is received from several sources including: various taxes levied by the state; fees, permits, licenses, and service charges paid by users of services, facilities, and privileges provided by the state; investment income; and donations and contributions. In the 2003-2004 fiscal year, the Wisconsin state government received revenues totaling $41.6 billion from all sources, including federal and nontax revenue. Its expenditures totaled $33.9 billion.

     Wisconsin has the ability to either increase or reduce appropriations from taxes in relation to the levels established in its budget. The Wisconsin Constitution requires that the annual tax be sufficient to pay the estimated expenses of the state for each year. When the expenses of any year exceed the income, the State legislature must impose a tax for the ensuing year that, combined with other sources of income, will pay the deficiency as well as the estimated expenses for the ensuing year. However, spending of additional appropriations historically has been accompanied by a reduction of disbursements, an increase in revenues or both.

     Wisconsin has experienced, and is currently experiencing, a negative cash position in its general fund. To address this situation, the Secretary of Administration may reallocate at any one time during a fiscal year an amount equal to 5% of the general purpose revenue appropriations . Payments in this form must follow this preference: (i) payments of principal on Wisconsin general obligation debt must have first priority, and may not be prorated or reduced; (ii) payments of principal and interest on operating notes have second priority, and may not be prorated or reduced; (iii) payment of Wisconsin employee payrolls have third priority; and (iv) all remaining payments shall be paid according to the priority established by the Secretary of Administration.

     Proposed federal budget cuts could also impact Wisconsin's economy because the state may be required to increase support to those parties affected by reductions in federal aid.

     GUAM. Guam is a self-governed territory of the United States located west-southwest of Hawaii and southeast of Japan. Guam's economy is dependent on revenues from tourism, the U.S. military and service industries. Its employment is concentrated in local government and federal jobs. A decrease in U.S. operations and natural disasters may have a negative impact on Guam's economy.

     PUERTO RICO. Puerto Rico is a commonwealth of the United States. Its economy is based on manufacturing, services, tourism and generally parallels the United States' economy. Historically, Puerto Rico's economy benefited from tax incentives contained in Section 936 of the Internal Revenue Code. These tax incentives allow tax credit claims to U.S. domestic corporations that operate a large amount of their business in Puerto Rico; however, these incentives will be phased out by the year 2006. This may decrease Puerto Rico's competitive advantage for attracting new businesses in the future. Economic difficulties in the United States and natural disasters could have a negative effect on the overall economy of Puerto Rico.

     VIRGIN ISLANDS. The Virgin Islands are a self-governed territory of the United States and includes St. Thomas, St. John, and St. Croix. The islands are located in the Lesser Antilles, southeast of Florida. The Virgin Islands' economy is heavily dependent on tourism for both revenue and employment. Natural disasters and economic difficulties in the United States could have a negative impact on the tourism industry and may also have a negative impact on the overall economy of the Virgin Islands.

                                   MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Organization and Management of the Funds."

Trustees and Officers
---------------------

     The Board supervises each Fund's activities, monitors its contractual arrangements with various service providers, and decides upon matters of general policy.

     GENERAL. The following table provides basic information about the Trustees and Officers of the Trust. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds which consists of 143 series comprising the Trust, Wells Fargo Variable Trust and Wells Fargo Master Trust (collectively the "Fund Complex" or the "Trusts"). The address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, with the Trustees subject to retirement from service as required pursuant to the Trust's retirement policy at the end of the calendar year in which a Trustee turns 74.

     In the table below and throughout this section, information for Trustees who are not "interested" persons of the Trust, as that term is defined under the 1940 Act ("Independent Trustees"), appears separately from the information for the "interested" Trustee. In addition to the Officers listed below, the Funds have appointed an Anti-Money Laundering Compliance Officer.

                           POSITION HELD                                                                  OTHER PUBLIC
                               WITH                                                                        COMPANY OR
                            REGISTRANT/                                                                    INVESTMENT
NAME, AGE AND                LENGTH OF                        PRINCIPAL OCCUPATION(S)                        COMPANY
ADDRESS                      SERVICE/1/                         DURING PAST 5 YEARS                       DIRECTORSHIPS
----------------------- ------------------ ------------------------------------------------------------- --------------
                                                   INDEPENDENT TRUSTEES
Thomas S. Goho, 63      Trustee,           Chair of Finance, Wake Forest University, since 2006. Wake          N/A
                        since 1987         Forest University, Calloway School of Business and
                                           Accountancy, Benson-Pruitt Professorship since 1999.
                                           Associate Professor of Finance 1994-1999.

Peter G. Gordon, 63     Trustee,           Chairman, CEO and Co-Founder of Crystal Geyser Water                N/A
                        since 1998;        Company and President of Crystal Geyser Roxane Water
                        (Chairman,         Company.
                        since 2001).

Richard M. Leach, 73    Trustee, since     Retired. President of Richard M. Leach Associates (a                N/A
                        1987               financial consulting firm).

Olivia Mitchell, 53     Trustee, since     Professor of Insurance and Risk Management, Wharton                 N/A
                        2006               School, University of Pennsylvania. Director of the Boettner
                                           Center on Pensions and Retirement Research. Research
                                           Associate and Board member, Penn Aging Research Center.
                                           Research Associate, National Bureau of Economic Research.

Timothy J. Penny, 54    Trustee, since     Senior Counselor to the public relations firm of                    N/A
                        1996               Himle-Horner and Senior Fellow at the Humphrey Institute,
                                           Minneapolis, Minnesota (a public policy organization).

Donald C. Willeke, 66   Trustee, since     Principal of the law firm of Willeke & Daniels.                     N/A
                        1996

                                                   INTERESTED/2/ TRUSTEE

J. Tucker Morse, 61     Trustee, since     Private Investor/Real Estate Developer.                             N/A
                        1987

                                                         OFFICERS

Karla M. Rabusch, 47    President, since   Executive Vice President of Wells Fargo Bank, N.A.                  N/A
                        2003               President of Wells Fargo Funds Management, LLC. Senior
                                           Vice President and Chief Administrative Officer of Wells
                                           Fargo Funds Management, LLC from March 2001 to March
                                           2003. Vice President of Wells Fargo Bank, N.A. from
                                           December 1997 to May 2000.

A. Erdem Cimen, 32      Treasurer, since   Vice President of Wells Fargo Bank, N.A. and Vice                   N/A
                        2006               President of Financial Operations for Wells Fargo Funds
                                           Management, LLC. Vice President and Group Finance
                                           Officer of Wells Fargo Bank, N.A. Auto Finance Group from
                                           2004 to 2006. Vice President of Portfolio Risk Management
                                           for Wells Frago Bank, N.A. Auto Finance Group in 2004.
                                           Director of Small business Services Risk Management for
                                           American Express Travel Related Services from 2000 to
                                           2001.

C. David Messman, 46    Secretary, since   Vice President and Managing Senior Counsel of Wells Fargo           N/A
                        2000               Bank, N.A. and Senior Vice President and Secretary of Wells
                                           Fargo Funds Management, LLC. Vice President and Senior
                                           Counsel of Wells Fargo Bank, N.A. from 1996 to 2003.

                          POSITION HELD                                                                  OTHER PUBLIC
                              WITH                                                                        COMPANY OR
                           REGISTRANT/                                                                    INVESTMENT
NAME, AGE AND               LENGTH OF                        PRINCIPAL OCCUPATION(S)                        COMPANY
ADDRESS                     SERVICE/1/                         DURING PAST 5 YEARS                       DIRECTORSHIPS
--------------------    ----------------    --------------------------------------------------------    --------------
Dorothy Peters, 44      Chief               Chief Compliance Officer of Wells Fargo Funds
                        Compliance          Management, LLC since 2004 and Compliance Officer of
                        Officer, since      Wells Fargo Funds Management, LLC from 1999 to 2002.
                        2004                Compliance Manager of Wells Fargo Investments from 1997
                                            to 1999. In 2002, Ms. Peters left Wells Fargo Funds
                                            Managment, LLC to pursue personal goals.

------
/1/ Length of service dates reflect the Trustee's commencement of service with the Trust's predecessor entities, where applicable.
/2/ BASIS OF INTERESTEDNESS. J. Tucker Morse is affiliated with a government securities dealer that is registered under the Securities Exchange Act of 1934, but which is not itself affiliated with Wells Fargo Funds Management, LLC.

     COMMITTEES. The Independent Trustees are the members of the Trust's
     ----------
Governance Committee and Audit Committee.

     (1) GOVERNANCE COMMITTEE. Whenever a vacancy occurs on the Board, the Governance Committee is responsible for recommending to the Board persons to be appointed as Trustees by the Board, and persons to be nominated for election as Trustees in circumstances where a shareholder vote is required by or under the 1940 Act. Generally, the Governance Committee selects the candidates for consideration to fill Trustee vacancies, or considers candidates recommended by the other Trustees or by the Trust's management. Pursuant to the Trust's charter document, only Independent Trustees may nominate and select persons to become Independent Trustees for the Trust, so long as the Trust has in effect one or more plans pursuant to Rule 12b-1 under the 1940 Act. Shareholder nominees are not considered unless required by or under the 1940 Act. The Governance Committee meets only as necessary and did not meet during the Funds' most recently completed fiscal year. Peter Gordon serves as the chairman of the Governance Committee.

     (2) AUDIT COMMITTEE. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent registered public accounting firm on behalf of the full Board. The Audit Committee operates pursuant to a separate charter, and met four times during the Funds' most recently completed fiscal year. Thomas Goho serves as the chairman of the Audit Committee.

     COMPENSATION. Prior to January 1, 2006, each Trustee received an annual retainer (payable quarterly) of $80,000 from the Fund Complex. Each Trustee also received a combined fee of $9,000 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairman (formerly referred to as the Lead Trustee) of the Fund Complex received an additional $25,000 annual retainer for the additional work and time devoted by the Chairman.

     Effective January 1, 2006, each Trustee receives an annual retainer (payable quarterly) of $102,000 from the Fund Complex. Each Trustee also receives a combined fee of $12,500 for attendance at in-person Fund Complex Board meetings, and a combined fee of $1,500 for attendance at telephonic Fund Complex Board meetings. In addition, the Chairperson of the Fund Complex receives an additional $34,000 annual retainer and the Chairperson of the Audit Committee receives an additional $12,000 annual retainer, for the additional work and time devoted by the Chairperson.

     The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other entity of the Fund Complex. The Officers are not compensated by the Trust for their services. For the fiscal year ended June 30, 2006, the Trustees received the following compensation:

                              COMPENSATION TABLE
                        FISCAL YEAR ENDED JUNE 30, 2006

                            INTERESTED
                            TRUSTEE                              INDEPENDENT TRUSTEES
                            J. TUCKER   THOMAS S.   PETER G.   RICHARD M.   OLIVIA      TIMOTHY J.   DONALD C.
FUND                        MORSE       GOHO        GORDON     LEACH        MITCHELL/1/  PENNY        WILLEKE
California Limited-Term
Tax-Free                         $           $           $           $           $            $      $
California Tax-Free              $           $           $           $           $            $      $
Colorado Tax-Free                $           $           $           $           $            $      $
Intermediate Tax-Free            $           $           $           $           $            $      $
Minnesota Tax-Free               $           $           $           $           $            $      $
Municipal Bond                   $           $           $           $           $            $      $
National Limited-Term
Tax-Free                         $           $           $           $           $            $      $
National Tax-Free                $           $           $           $           $            $      $
Nebraska Tax-Free                $           $           $           $           $            $      $
Short-Term Municipal Bond        $           $           $           $           $            $      $
Ultra Short-Term Municipal
Income                           $           $           $           $           $            $      $
Wisconsin Tax-Free               $           $           $           $           $            $      $
TOTAL COMPENSATION FROM
THE FUND COMPLEX/2/              $           $           $           $           $            $

------
/1/ Effective January 1, 2006, Olivia Mitchell is an Independent member of the
    Board of Trustees.
/2/ Includes Trustee compensation received by other funds within the entire
    Fund Complex (consisting of 143 funds).

     BENEFICIAL EQUITY OWNERSHIP INFORMATION. As of the calendar year ended December 31, 2005, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust. The table below shows for each Trustee, the dollar value of Fund equity securities beneficially owned by the Trustee, and the aggregate value of all investments in equity securities of the Fund Complex, stated as one of the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; and over $100,000.

           BENEFICIAL EQUITY OWNERSHIP IN THE FUNDS AND FUND COMPLEX
                     CALENDAR YEAR ENDED DECEMBER 31, 2005

                            INTERESTED
                            TRUSTEE                                         INDEPENDENT TRUSTEES
                            J. TUCKER        THOMAS S.        PETER G.         RICHARD M.       TIMOTHY J.       DONALD C.
FUND                        MORSE            GOHO             GORDON           LEACH            PENNY            WILLEKE
California Limited-Term
Tax-Free                    $000,000         $000,000         $000,000         $000,000         $000,000         $000,000
California Tax-Free         $                $                $                $                $                $
Colorado Tax-Free           $                $                $                $                $                $
Intermediate Tax-Free       $                $                $                $                $                $
Minnesota Tax-Free          $                $                $                $                $                $
Municipal Bond              $                $                $                $                $                $
National Limited-Term
Tax-Free                    $                $                $                $                $                $
National Tax-Free           $                $                $                $                $                $
Nebraska Tax-Free           $                $                $                $                $                $
Short-Term Municipal Bond   $                $                $                $                $                $
Ultra Short-Term Municipal
Income                      $                $                $                $                $                $
Wisconsin Tax-Free          $                $                $                $                $                $
Aggregate Dollar Range of
Equity Securities Of Fund
Complex/1/                  over $100,000    over $100,000    over $100,000    over $100,000    over $100,000    over $100,000

------
/1/ Includes Trustee ownership in shares of other funds within the entire Fund
    Complex (consisting of 143 funds).

     OWNERSHIP OF SECURITIES OF CERTAIN ENTITIES. As of the calendar year ended December 31, 2005, none of the Independent Trustees and/or their immediate family members own securities of the adviser, any sub-advisers, or the distributor, or any entity directly or indirectly controlling, controlled by, or under common control with the adviser, any sub-advisers, or the distributor.

Investment Adviser
------------------

     Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company and an affiliate of Wells Fargo Bank, is the investment adviser for the Funds. Funds Management is responsible for implementing the investment policies and guidelines for the Funds, and for supervising the sub-advisers who are responsible for the day-to-day portfolio management of the Funds.

     AFFILIATED ADVISORY PROGRAMS. Funds Management, on behalf of participants in programs managed by Funds Management, may invest a portion of the program's assets in any one Wells Fargo Advantage Fund that could represent a significant portion of the Fund's assets. In such an instance, Funds Management's decision to make changes to or rebalance the program's allocations may substantially impact the Fund's performance.

     As compensation for its advisory services, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of each Fund's average daily net assets:

                                                                      FEE
FUND                                           PRIOR TO 8/1/04             EFFECTIVE 8/1/04
California Limited-Term Tax-Free Fund        0.40%                  First $500M            0.40%
                                                                     Next $500M            0.35%
                                                                      Next $2B             0.30%
                                                                      Next $2B            0.275%
                                                                      Over $5B             0.25%
California Tax-Free Fund                     0.40%                  First $500M            0.40%
                                                                     Next $500M            0.35%
                                                                      Next $2B             0.30%
                                                                      Next $2B            0.275%
                                                                      Over $5B             0.25%
Colorado Tax-Free Fund                       0.40%                  First $500M            0.40%
                                                                     Next $500M            0.35%
                                                                      Next $2B             0.30%
                                                                      Next $2B            0.275%
                                                                      Over $5B             0.25%
Minnesota Tax-Free Fund                      0.40%                  First $500M            0.40%
                                                                     Next $500M            0.35%
                                                                      Next $2B             0.30%
                                                                      Next $2B            0.275%
                                                                      Over $5B             0.25%
National Limited-Term Tax-Free Fund          0.40%                  First $500M            0.40%
                                                                     Next $500M            0.35%
                                                                      Next $2B             0.30%
                                                                      Next $2B            0.275%
                                                                      Over $5B             0.25%
National Tax-Free Fund                       0.40%                  First $500M            0.40%
                                                                     Next $500M            0.35%
                                                                      Next $2B             0.30%
                                                                      Next $2B            0.275%
                                                                      Over $5B             0.25%
Nebraska Tax-Free Fund                       0.50%                  First $500M            0.40%
                                                                     Next $500M            0.35%
                                                                      Next $2B             0.30%
                                                                      Next $2B            0.275%
                                                                      Over $5B             0.25%

                                               FEE
FUND                                    EFFECTIVE 4/11/05
Intermediate Tax-Free Fund        First $500M            0.40%
                                   Next $500M            0.35%
                                    Next $2B             0.30%
                                    Next $2B            0.275%
                                    Over $5B             0.25%

                                                           FEE
FUND                                                EFFECTIVE 4/11/05
Municipal Bond Fund                           First $500M            0.40%
                                               Next $500M            0.35%
                                                Next $2B             0.30%
                                                Next $2B            0.275%
                                                Over $5B             0.25%
Short-Term Municipal Bond Fund                First $500M            0.40%
                                               Next $500M            0.35%
                                                Next $2B             0.30%
                                                Next $2B            0.275%
                                                Over $5B             0.25%
Ultra Short-Term Municipal Income Fund        First $500M            0.40%
                                               Next $500M            0.35%
                                                Next $2B             0.30%
                                                Next $2B            0.275%
                                                Over $5B             0.25%
Wisconsin Tax-Free Fund                       First $500M            0.40%
                                               Next $500M            0.35%
                                                Next $2B             0.30%
                                                Next $2B            0.275%
                                                Over $5B             0.25%

     Advisory Fees Paid. For the fiscal year ends shown in the table below, the
     ------------------
Funds listed below paid Funds Management the following advisory fees, and Funds Management waived the indicated amounts:

                              06/30/06                     06/30/05            06/30/04
                                      FEES                   FEES                        FEES
FUND                     FEES PAID   WAIVED   FEES PAID     WAIVED      FEES PAID       WAIVED
California                                    $164,125   $199,040      $  243,681    $  212,303
Limited-Term Tax-Free
California Tax-Free                           $813,565   $1,247,856    $1,007,443    $1,267,816
Colorado Tax-Free                             $207,631   $208,021      $  253,809    $  200,000
Minnesota Tax-Free                            $416,489   $336,094      $  604,217    $  278,545
National Limited-Term                         $264,729   $354,328      $  480,462    $  188,115
Tax-Free
National Tax-Free                             $754,713   $531,930      $1,034,497    $  508,329
Nebraska Tax-Free                             $149,394   $31,519       $  262,969    $   23,306

     Former Strong Funds. As discussed in the "Historical Fund Information"
     -------------------
section, the Intermediate Tax-Free, Municipal Bond, Short-Term Municipal Bond, Ultra Short-Term Municipal Income and Wisconsin Tax-Free Funds were created as part of the reorganization of certain portfolios of Strong into certain funds of the Trust, which occurred on April 8, 2005. Prior to the reorganization, SCM and Funds Management served as the investment advisers to the predecessor portfolios of these Funds. For the period between January 1, 2005, and April 8, 2005, (the "Interim Period"), Funds Management served as the investment adviser to the predecessor portfolios of these Funds pursuant to an interim investment management agreement. Prior to January 1, 2005, SCM served as the investment adviser to the predecessor portfolios of these Funds. Under the interim agreement, the contractual investment advisory fees payable to Funds Management were the same as those under the prior agreement with SCM. The fees were as follows:

                                                         PRIOR TO 4/11/05
                                                                     ANNUAL RATE
                                                                   (AS A PERCENTAGE
FUND                                            BREAKPOINTS         OF NET ASSETS)
 Municipal Bond Fund                            First $4B                0.37%
 Intermediate Tax-Free Fund
                                                 Next $2B               0.345%
 Wisconsin Tax-Free Fund
                                                 Over $6B                0.32%
 Short-Term Municipal Bond Fund                 First $4B                0.25%
                                                 Next $2B               0.225%
                                                 Over $6B                0.20%
 Ultra Short-Term Municipal Income Fund         First $4B                0.30%
                                                 Next $2B               0.275%
                                                 Over $6B                0.25%

     The table below shows the advisory fees paid by either these Funds or their predecessor portfolios. For the fiscal year-ends indicated below, these Funds or their predecessor portfolios paid the following advisory fees to the investment adviser listed below and the respective investment adviser waived the indicated amounts.

                         6/30/06           1/1/05 TO 6/30/05      11/1/04 TO 12/31/04
                      FEES      FEES        FEES         FEES        FEES       FEES
                    PAID TO    WAIVED     PAID TO       WAIVED     PAID TO     WAIVED
FUND                  WFFM    BY WFFM       WFFM       BY WFFM       SCM       BY SCM
Intermediate                            $        0    $150,797    $      0    $48,281
Tax-Free
Municipal Bond                          $  303,068    $329,708    $ 99,515    $11,930
Short-Term                              $  377,768    $765,922    $203,026    $10,908
Municipal Bond
Ultra Short-Term                        $1,198,362    $768,627    $557,703    $23,742
Municipal
Income
Wisconsin                               $        0    $129,179    $      0    $63,238
Tax-Free

                           10/31/04                 10/31/03
                        FEES        FEES         FEES        FEES
                      PAID TO      WAIVED      PAID TO      WAIVED
FUND                    SCM        BY SCM        SCM        BY SCM
Intermediate        $  146,953    $ 3,432    $   74,618    $ 85,005
Tax-Free
Municipal Bond      $  625,380    $33,850    $  801,508    $      0
Short-Term          $1,245,096    $38,898    $1,552,322    $      0
Municipal Bond
Ultra Short-Term    $4,312,904    $89,104    $5,588,564    $      0
Municipal
Income
Wisconsin           $  150,321    $56,621    $   69,869    $208,363
Tax-Free

     General. Each Fund's Advisory Agreement will continue in effect for more
     -------
than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any such party. A Fund's Advisory Agreement may be terminated on 60 days written notice by either party and will terminate automatically if assigned.

Investment Sub-Adviser
----------------------

     Funds Management has engaged Wells Capital Management Incorporated ("Wells Capital Management" or the "Sub-Adviser"), an affiliate of Funds Management, to serve as investment sub-adviser to the Funds. Subject to the direction of the Trust's Board and the overall supervision and control of Funds Management and the Trust, each Sub-Adviser makes recommendations regarding the investment and reinvestment of the Funds' assets. Each Sub-Adviser furnishes to Funds Management periodic reports on the investment activity and performance of the Funds. Each Sub-Adviser also furnishes such additional reports and information as Funds Management and the Trust's Board and Officers may reasonably request. Funds Management may, from time to time and in its sole discretion, allocate and reallocate services provided by and fees paid to Wells Capital Management.

     For providing investment sub-advisory services to the, the Sub-Advisers are entitled to receive a monthly fee at the annual rates indicated below of each Fund's average daily net assets. These fees may be paid by Funds Management or directly by the Funds. If the sub-advisory fee is paid directly by a Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.

FUND                                                  FEE
California Limited-Term Tax-Free         First $100M         0.15%
                                          Next $200M         0.10%
                                          Over $300M         0.05%
California Tax-Free                      First $100M         0.20%
                                          Next $200M        0.175%
                                          Next $200M         0.15%
                                          Over $500M         0.10%
Colorado Tax-Free                        First $100M         0.20%
                                          Next $200M        0.175%
                                          Next $200M         0.15%
                                          Over $500M         0.10%
Intermediate Tax-Free                    First $100M         0.20%
                                          Next $200M        0.175%
                                          Next $200M         0.15%
                                          Over $500M         0.10%
Minnesota Tax-Free                       First $100M         0.20%
                                          Next $200M        0.175%
                                          Next $200M         0.15%
                                          Over $500M         0.10%
Municipal Bond                           First $100M         0.20%
                                          Next $200M        0.175%
                                          Next $200M         0.15%
                                          Over $500M         0.10%
National Limited-Term Tax-Free           First $100M         0.15%
                                          Next $200M         0.10%
                                          Over $300M         0.05%
National Tax-Free                        First $100M         0.20%
                                          Next $200M        0.175%
                                          Next $200M         0.15%
                                          Over $500M         0.10%
Nebraska Tax-Free                        First $100M         0.20%
                                          Next $200M        0.175%
                                          Next $200M         0.15%
                                          Over $500M         0.10%
Short-Term Municipal Bond                First $100M         0.15%
                                          Next $200M         0.10%
                                          Over $300M         0.05%
Ultra Short-Term Municipal Income        First $100M         0.15%
                                          Next $200M         0.10%
                                          Over $300M         0.05%
Wisconsin Tax-Free                       First $100M         0.20%
                                          Next $200M        0.175%
                                          Next $200M         0.15%
                                          Over $500M         0.10%

     Former Strong Funds. As discussed in the "Historical Fund Information"
     -------------------
section, the Intermediate Tax-Free, Municipal Bond, Short-Term Municipal Bond, Ultra Short-Term Municipal Income and Wisconsin Tax-Free Funds were created as part of the reorganization of certain portfolios of Strong into certain funds of the Trust, which occurred on April 8, 2005. Prior to the reorganization during the Interim Period, Wells Capital Management served as the investment sub-adviser to the predecessor portfolios of these Funds pursuant to an interim investment sub-advisory agreement and was entitled to receive a monthly fee at the annual rates indicated below of the predecessor portfolio's average daily net assets.

FUND                                            SUB-ADVISER              SUB-ADVISORY FEES
Intermediate Tax-Free Fund                    Wells Capital       First $400M             0.20%
Municipal Bond Fund                             Management         Next $400M            0.175%
Short-Term Municipal Bond Fund                                     Over $800M             0.15%
Ultra Short-Term Municipal Income Fund
Wisconsin Tax-Free Fund

     Prior to January 1, 2005, SCM had not entered into any sub-advisory agreements with respect to the predecessor portfolios of these Funds.

Portfolio Managers
------------------

     The following information supplements, and should be read in conjunction with, the section in each Prospectus entitled "Portfolio Managers." The information in this section is provided as of September 30, 2006, the most recent fiscal year end for the Funds managed by the portfolio managers listed below.. These portfolio managers (each a "Portfolio Manager" and together, the "Portfolio Managers") manage the investment activities of the Funds on a day-to-day basis as follows.

FUND                                     SUB-ADVISER                 PORTFOLIO MANAGERS
---------------------------------------- --------------------------  ---------------------------
California Limited-Term Tax-Free Fund    Wells Capital Management    Stephen J. Galiani
                                                                     Julio C. Bonilla
California Tax-Free Fund                 Wells Capital Management    Stephen J. Galiani
Colorado Tax-Free Fund                   Wells Capital Management    Stephen J. Galiani
                                                                     Adrain Van Poppel
Intermediate Tax-Free Fund               Wells Capital Management    Lyle J. Fitterer, CFA, CPA
Municipal Bond Fund                                                  Kenneth M. Salinger, CFA
Minnesota Tax-Free Fund                  Wells Capital Management    Lyle J. Fitterer, CFA, CPA
                                                                     Adrian Van Poppel
                                                                     Kenneth M. Salinger, CFA
National Limited Term-Tax-Free Fund      Wells Capital Management    Lyle J. Fitterer, CFA, CPA
National Tax-Free Fund                   Wells Capital Management    Lyle J. Fitterer, CFA, CPA
                                                                     Stephen J. Galiani
                                                                     Kenneth M. Salinger, CFA
Nebraska Tax-Free Fund                   Wells Capital Management    Julio C. Bonilla
                                                                     Wendy Casetta
Short-Term Municipal Bond Fund           Wells Capital Management    Lyle J. Fitterer, CFA, CPA
Ultra Short-Term Municipal Income Fund   Wells Capital Management    Lyle J. Fitterer, CFA, CPA
                                                                     Wendy Casetta
Wisconsin Tax-Free Fund                  Wells Capital Management    Lyle J. Fitterer, CFA, CPA
                                                                     Thomas Stoeckmann

     MANAGEMENT OF OTHER ACCOUNTS. The following table indicates the type of, number of, and total assets in accounts managed by the Portfolio Managers, not including the Funds. The accounts described include accounts that a Portfolio Manager manages in a professional capacity as well as accounts that a Portfolio Manager may manage in a personal capacity, if any, which are included under "Other Accounts."

                                   REGISTERED          OTHER POOLED
                              INVESTMENT COMPANIES INVESTMENT VEHICLES    OTHER ACCOUNTS
                                NUMBER     TOTAL     NUMBER     TOTAL     NUMBER     TOTAL
                                  OF       ASSETS      OF       ASSETS      OF      ASSETS
PORTFOLIO MANAGER*             ACCOUNTS   MANAGED   ACCOUNTS   MANAGED   ACCOUNTS   MANAGED
WELLS CAPITAL MANAGEMENT
Julio C. Bonilla
Wendy Casetta
Lyle J. Fitterer, CFA, CPA

                                 REGISTERED          OTHER POOLED
                            INVESTMENT COMPANIES INVESTMENT VEHICLES    OTHER ACCOUNTS
                              NUMBER     TOTAL     NUMBER     TOTAL     NUMBER     TOTAL
                                OF       ASSETS      OF       ASSETS      OF      ASSETS
PORTFOLIO MANAGER*           ACCOUNTS   MANAGED   ACCOUNTS   MANAGED   ACCOUNTS   MANAGED
WELLS CAPITAL MANAGEMENT
Stephen J. Galiani
Kenneth M. Salinger, CFA
Thomas Stoeckmann
Adrian Van Poppel

------
* If an account has one of the Portfolio Managers as a co-portfolio manager or an assistant portfolio manager, the total number of accounts and assets have been allocated to each respective Portfolio Manager. Therefore, some accounts and assets have been counted twice.

     None of the above accounts that are managed by the Portfolio Managers pay an advisory fee based on performance of such account.

     MATERIAL CONFLICTS OF INTEREST. The Portfolio Managers face inherent
     ------------------------------
conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

     To minimize the effects of these inherent conflicts of interest, each Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, the Sub-Adviser minimizes inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, each Sub-Adviser has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Manager may maintain.

     WELLS CAPITAL MANAGEMENT. Wells Capital Management's Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

     COMPENSATION. The Portfolio Managers were compensated, by their employing
     ------------
Sub-Adviser from the advisory fees the Adviser pays the Sub-Adviser, using the following compensation structures:

     WELLS CAPITAL MANAGEMENT COMPENSATION. Wells Capital Management's Portfolio Managers are compensated with a fixed cash salary, pension and retirement plan. They receive incentive bonuses based in part on pre-tax annual and historical portfolio performance measured against the following benchmarks over the length of time indicated:

PORTFOLIO MANAGER            BENCHMARK                                LENGTH OF TIME
-------------------          -------------------------------------    ------------------------------------
Julio C. Bonilla             Lehman Brothers 3 Year                   One and three calendar year periods
                             Municipal Bond Index
                             Lipper California Short-Intermediate
                             Municipal Debt Fund Average

Wendy Casetta                Lehman Brothers 1 Year                   One and three calendar year periods
                             Municipal Bond Index
                             Lipper Short Municipal Debt Funds

PORTFOLIO MANAGER            BENCHMARK                                LENGTH OF TIME
-------------------          -------------------------------------    ------------------------------------
Lyle J. Fitterer, CFA, CPA   Lehman Brothers Municipal Bond Index     One and three calendar year periods
                             Lehman Brothers 1 Year Municipal
                             Bond Index
                             Lehman Brothers 3 Year Municipal
                             Bond Index
                             Lehman Brothers 7 Year Municipal
                             Bond Index
                             Lipper Intermediate Municipal Debt
                             Funds
                             Lipper General Municipal Debt Funds
                             Lipper Short-Municipal Debt Funds
                             Lipper Other States Municipal Debt
                             Funds                                    One and three calendar year periods

Stephen J. Galiani           Lehman Brothers 3 Year Municipal         One and three calendar year periods
                             Bond Index
                             Lehman Brothers California Municipal
                             Bond Index
                             Lehman Brothers Municipal Bond Index
                             Lipper California Municipal Debt
                             Lipper California Short-Intermediate
                             Municipal Debt Fund Average
                             Lipper General Municipal Debt

Kenneth M. Salinger, CFA     Lehman Brothers 7 Year Municipal         One and three calendar year periods
                             Bond Index
                             Lehman Brothers Municipal Bond Index
                             Lipper General Municipal Debt Funds
                             Lipper Intermediate Municipal Debt
                             Funds
                             Lipper Minnesota Municipal Debt Funds

Thomas Stoeckmann            Lehman Municipal Bond Index              One and three calendar year periods
                             Lipper Other States Municipal Debt
                             Funds

Adrian Van Poppel            Lehman Municipal Bond Index              One and three calendar year periods
                             Lipper Minnesota Municipal Debt Funds

     Bonuses are also based on an evaluation of contribution to client retention, asset growth and business relationships. Incentive bonuses for research analysts are also evaluated based on the performance of the sectors that they cover in the portfolio and their security recommendations. Investment team compensation structure is directly linked to the value added to clients' portfolios as measured by the above-mentioned performance metrics. Long-tenured investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios.

     BENEFICIAL OWNERSHIP IN THE FUNDS. The following table shows for each
     ---------------------------------
Portfolio Manager, the dollar value of Fund equity securities beneficially owned by the Portfolio Manager, stated as one of the following ranges:

     $0;
     $1 - $10,000;
     $10,001 - $50,000;
     $50,001 - $100,000;
     $100,001 - $500,000;
     $500,001 - $1,000,000; and
     over $1,000,000.

PORTFOLIO MANAGER               FUND                                    BENEFICIAL OWNERSHIP
WELLS CAPITAL MANAGEMENT
Julio Bonilla                   California Limited-Term Tax-Free        $
                                Nebraska Tax-Free                       $

PORTFOLIO MANAGER                FUND                                    BENEFICIAL OWNERSHIP
Wendy Casetta                    Ultra Short-Term Municipal              $
                                 Income
                                 Nebraska Tax-Free                       $
Lyle J. Fitterer, CFA, CPA       Intermediate Tax-Free                   $
                                 Minnesota Tax-Free                      $
                                 Municipal Bond                          $
                                 National Limited-Term Tax-Free          $
                                 National Tax-Free                       $
                                 Short-Term Municipal Bond               $
                                 Ultra Short-Term Municipal              $
                                 Income
                                 Wisconsin Tax-Free                      $
Stephen J. Galiani               California Limited-Term Tax-Free        $
                                 California Tax-Free                     $
                                 Colorado Tax-Free                       $
                                 National Tax-Free                       $
Kenneth M. Salinger, CFA         Intermediate Tax-Free                   $
                                 Minnesota Tax-Free                      $
                                 Municipal Bond                          $
                                 National Tax-Free                       $
Thomas Stoeckmann                Wisconsin Tax-Free                      $
Adrian Van Poppel                Colorado Tax-Free                       $
                                 Minnesota Tax-Free                      $

Administrator
-------------

     The Trust has retained Funds Management (the "Administrator"), the investment adviser for the Funds, located at 525 Market Street, 12th floor, San Francisco, CA 94105, as administrator on behalf of the Funds pursuant to an Administration Agreement. Under the Administration Agreement with the Trust, Funds Management provides, among other things: (i) general supervision of the Funds' operations, including communication, coordination, and supervision services with regard to the Funds' transfer agent, custodian, fund accountant and other service organizations that render record-keeping or shareholder communication services; (ii) coordination of the preparation and filing of reports and other information materials regarding the Funds, including prospectuses, proxies and other shareholder communications; (iii) development and implementation of procedures for monitoring compliance with regulatory requirements and compliance with the Funds' investment objectives, policies and restrictions; and (iv) any other administrative services reasonably necessary for the operation of the Funds other than those services that are provided by the Funds' transfer agent, custodian, and fund accountant. Funds Management also furnishes office space and certain facilities required for conducting the Funds' business together with ordinary clerical and bookkeeping services.

     In addition, Funds Management has agreed to pay all of the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers out of the fees it receives as Administrator. Because the administrative services provided by Funds Management vary by class, the fees payable to Funds Management also vary by class. For providing administrative services, including paying the Funds' fees and expenses for services provided by the Funds' transfer agent and various sub-transfer agents and omnibus account servicers and record-keepers, Funds Management is entitled to receive an annual fee at the rates indicated below, as a percentage of each Fund's average daily net assets:

                                                                      CLASS-LEVEL
                                  FUND-LEVEL ADMIN. FEE/1/             ADMIN. FEE                TOTAL ADMIN. FEE
                                                      (% OF              (% OF                                    (% OF
                              AVERAGE DAILY       AVERAGE DAILY      AVERAGE DAILY        AVERAGE DAILY       AVERAGE DAILY
SHARE CLASS                    NET ASSETS          NET ASSETS)        NET ASSETS)          NET ASSETS          NET ASSETS)
ALL FUNDS (EXCEPT
SHORT-TERM MUNICIPAL
BOND FUND
Class A, Class B,         First $5 billion            0.05%              0.28%        First $5 billion            0.33%
Class C and                Next $5 billion            0.04%                            Next $5 billion            0.32%
Advisor Class             Over $10 billion            0.03%                           Over $10 billion            0.31%
Administrator             First $5 billion            0.05%              0.10%        First $5 billion            0.15%
Class/2/                   Next $5 billion            0.04%                            Next $5 billion            0.14%
                          Over $10 billion            0.03%                           Over $10 billion            0.13%
Institutional Class/3/    First $5 billion            0.05%              0.08%        First $5 billion            0.13%
                           Next $5 billion            0.04%                            Next $5 billion            0.12%
                          Over $10 billion            0.03%                           Over $10 billion            0.11%
Investor Class and        First $5 billion            0.05%              0.45%        First $5 billion            0.50%
Class Z                    Next $5 billion            0.04%                            Next $5 billion            0.49%
                          Over $10 billion            0.03%                           Over $10 billion            0.48%
SHORT-TERM MUNICIPAL
BOND FUND
Class C                   First $5 billion            0.05%              0.23%        First $5 billion            0.28%
                           Next $5 billion            0.04%                            Next $5 billion            0.27%
                          Over $10 billion            0.03%                           Over $10 billion            0.26%
Investor Class            First $5 billion            0.05%              0.40%        First $5 billion            0.45%
                           Next $5 billion            0.04%                            Next $5 billion            0.44%
                          Over $10 billion            0.03%                           Over $10 billion            0.43%

1 Effective August 2, 2004. Prior to August 2, 2004, Funds Management was entitled to be paid a fund-level administration fee of 0.05% of average daily net assets.
2   Prior to April 11, 2005, the class-level fee was 0.20%.
3   Prior to April 11, 2005, the class-level fee was 0.10%.

     Administration Fees Paid. For the fiscal year ends shown in the table
     ------------------------
below, the following Funds paid the following administration fees:

                                                 YEAR ENDED   YEAR ENDED    YEAR ENDED
                                                   6/30/06      6/30/05      6/30/04
FUND                                             FUNDS MGMT   FUNDS MGMT    FUNDS MGMT
California Limited-Term Tax-Free (Fund Level)                 $   45,396   $   56,998
 Class A                                                      $  166,165   $  225,988
 Class C                                                      $   31,743   $   35,193
 Administrator Class                                          $   35,224   $   41,434
California Tax-Free (Fund Level)                              $  258,634   $  284,407
 Class A                                                      $1,026,400   $1,059,622
 Class B                                                      $  219,177   $  320,566
 Class C                                                      $   92,088   $  111,290
 Administrator Class                                          $   69,259   $   72,288
Colorado Tax-Free (Fund Level)                                $   51,957   $   56,726
 Class A                                                      $  151,815   $  153,096
 Class B                                                      $   28,100   $   35,205
 Administrator Class                                          $   71,260   $   92,403
Minnesota Tax-Free (Fund Level)                               $   94,073   $  110,345
 Class A                                                      $  108,839   $  108,926
 Class B                                                      $   36,170   $   52,775
 Class C                                                      $      248          N/A
 Class Z                                                      $    4,559          N/A
 Administrator Class                                          $  241,861   $  325,881
National Limited-Term Tax-Free (Fund Level)                   $   77,382   $   83,572
 Class A                                                      $    6,355   $      705
 Class B                                                      $    2,048   $      171
 Class C                                                      $    1,923   $      474
 Administrator Class                                          $  273,924   $  333,325
National Tax-Free (Fund Level)                                $  160,830   $  192,853
 Class A                                                      $  284,590   $  309,637
 Class B                                                      $   78,685   $  113,670
 Class C                                                      $   25,260   $   36,042
 Administrator Class                                          $  326,768   $  443,306
Nebraska Tax-Free (Fund Level)                                $   31,396   $   28,627
 Administrator Class                                          $   69,832   $  114,510

     Former Strong Funds. As discussed in the "Historical Fund Information"
     -------------------
section, the Intermediate Tax-Free, Municipal Bond, Short-Term Municipal Bond, Ultra Short-Term Municipal Income and Wisconsin Tax-Free Funds were created as part of the reorganization of the certain portfolios of Strong into certain funds of the Trust, which occurred on April 8, 2005. Prior to the reorganization, Strong Investor Services, Inc. ("SIS") served as the administrator to the predecessor portfolios of these Funds and was entitled to receive a fee from the predecessor portfolio at the annual rate shown below of the average daily net assets attributable to the predecessor share classes as follows:

CLASS                                                         FEE PRIOR TO 4/11/05
Class C                                                        0.28%
Institutional Class Shares                                     0.02%
Investor Class and Advisor Class Shares for                    0.33%
Ultra Short-Term Municipal Income Fund
Investor Class for Intermediate Tax-Free Bond,                 0.28%
Municipal Bond, Short-Term Municipal Bond and
Wisconsin Tax-Free Funds

     The table below shows the administrative fees paid by either the following Funds or their predecessor portfolios to the respective administrator shown below.

                        YEAR ENDED   4/11/05 TO        11/1/04 TO               YEAR ENDED                  YEAR ENDED
                          6/30/06      6/30/05           4/10/05                 10/31/04                    10/31/03
                           FEES         FEES         FEES        FEES         FEES         FEES           FEES           FEES
                          PAID TO      PAID TO     PAID TO    WAIVED BY     PAID TO     WAIVED BY        PAID TO       WAIVED BY
FUND                       WFFM         WFFM         SIS         SIS          SIS          SIS             SIS            SIS
INTERMEDIATE TAX-FREE
 Fund Level                             N/A        N/A          N/A          N/A          N/A            N/A             N/A
 Investor Class                      $   66,384   $ 21,605     $18,513    $        0    $113,805       $  13,094       $107,844
MUNICIPAL BOND
 Fund Level                          $   42,537     N/A         N/A          N/A          N/A            N/A             N/A
 Class A                             $   88,352     N/A         N/A          N/A          N/A            N/A             N/A
 Class B                             $   14,400     N/A         N/A          N/A          N/A            N/A             N/A
 Class C                             $    1,229     N/A         N/A          N/A          N/A            N/A             N/A
 Administrator Class                 $    4,211     N/A         N/A          N/A          N/A            N/A             N/A
 Investor Class                      $  513,275   $ 89,156     $     0    $  527,384    $      0       $ 641,607       $      0
SHORT-TERM MUNICIPAL BOND
 Fund Level                          $   74,722     N/A         N/A          N/A          N/A            N/A             N/A
 Investor Class                      $1,353,046   $236,082     $     0    $1,425,687    $      0       $1,739,298      $      0
 Class C*                            $   19,739   $  3,524     $     0    $   12,386    $      0       $   3,119**     $      0
ULTRA SHORT-TERM MUNICIPAL INCOME
 Fund Level                          $   86,088     N/A         N/A          N/A          N/A            N/A             N/A
 Investor Class                      $1,831,824   $468,100     $     0    $3,454,439    $      0       $4,508,876      $      0
 Advisor Class                       $   85,469   $ 20,665     $     0    $  165,641    $      0       $ 154,667       $      0
 Institutional Class                 $   60,745   $  9,141     $     0    $   74,069    $      0       $  90,215       $      0
WISCONSIN TAX-FREE
 Fund Level                             N/A         N/A         N/A          N/A          N/A            N/A             N/A
 Investor Class                      $   24,717   $ 23,330     $98,339    $        0    $149,585       $       0       $206,956
 Class C***                          $    1,274   $  1,117     $ 5,067    $    7,019    $      0       $   3,612****   $      0

*    First offered on January 31, 2003.
**   For the nine-month fiscal period ended October 31, 2003.
***  First offered on December 26, 2002.
**** For the ten-month fiscal period ended October 31, 2003.

Distributor
-----------

     Wells Fargo Funds Distributor, LLC (the "Distributor"), located at 525 Market Street, San Francisco, California 94105, serves as the distributor to the Funds. Prior to April 11, 2005, Stephens Inc. ("Stephens"), located at 111 Center Street, Little Rock, Arkansas 72201, served as distributor for the Funds.

     The Funds that offer Class B and Class C shares have adopted a distribution plan (a "Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule") for their Class B and Class C shares. The Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Funds and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

     Under the Plan and pursuant to the related Distribution Agreement, the Class B and Class C shares of the Funds pays the Distributor, on a monthly basis, an annual fee of 0.75% of the average daily net assets attributable to each class as compensation for distribution-related services or as reimbursement for distribution-related expenses.

     The actual fee payable to the Distributor by the Funds and classes is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank, Funds Management and their affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Fund, selling or servicing agents may receive significant additional payments directly from the Adviser, Distributor, or their affiliates in connection with the sale of Fund shares. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     For the fiscal year ended June 30, 2006, the Funds paid Funds Distributor the following fees for distribution-related services:

                               DISTRIBUTION FEES

                                                             PRINTING,   COMPENSATION   COMPENSATION
                                                             MAILING &        TO             TO
FUND/CLASS                            TOTAL   ADVERTISING   PROSPECTUS   UNDERWRITERS   BROKER/DLRS   OTHER*
 CALIFORNIA LIMITED-TERM TAX-FREE
  Class C                               $          $             $            $              $
 CALIFORNIA TAX-FREE
  Class B                               $          $             $             -              -         $
  Class C                               $          $             $            $              $
 COLORADO TAX-FREE
  Class B                               $          $             $             -              -         $
 MINNESOTA TAX-FREE FUND
  Class B                               $          $             $             -              -         $
  Class C                               $          $             $            $              $
 MUNICIPAL BOND FUND
  Class B                               $          $             $             -              -         $
  Class C                               $          $             $            $              $
 NATIONAL LIMITED-TERM TAX FREE FUND
  Class B                               $          $             $             -              -         $
  Class C                               $          $             $            $              $
 NATIONAL TAX-FREE FUND
  Class B                               $          $             $             -              -         $
  Class C                               $          $             $            $              $
 SHORT-TERM MUNICIPAL BOND FUND
  Class C                               $          $             $            $               -
 WISCONSIN TAX-FREE FUND
  Class C                               $          $             $            $              $

------
* The Distributor has entered into an arrangement whereby sales commissions payable to broker-dealers with respect to sales of Class B shares of the Funds are financed by an unaffiliated third party lender. Under this financing arrangement, the Distributor may assign certain amounts that it is entitled to receive pursuant to the Plan to the third party lender, as reimbursement and consideration for these payments. Under the arrangement, compensation to broker/dealers is made by the unaffiliated third party lender from the amounts assigned.

     General. The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the relevant class of a Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of a Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees and the Non-Interested Trustees.

     The Plan provides that the Treasurer of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such Non-Interested Trustees.

     Wells Fargo Bank and Funds Management, interested persons (as that term is defined under Section 2(a)(19) under the 1940 Act) of the Trust, act as selling agents for the Funds' shares pursuant to selling agreements with the Distributor authorized under the Plan. As selling agents, Wells Fargo Bank and Funds Management have an indirect financial interest in the operation of the Plan. The Board has concluded that the Plan is reasonably likely to benefit the Funds and their shareholders because the Plan authorizes the relationships with selling agents, including Wells Fargo Bank and Funds Management, that have previously developed distribution channels and relationships with the retail customers that the Funds are designed to serve. The Trustees believe that these relationships and distribution channels provide potential for increased Fund assets and ultimately corresponding economic efficiencies (i.e., lower per-share transaction costs and fixed expenses) that are generated by increased assets under management. In addition to payments received from the Funds, selling or servicing agents may receive significant additional payments directly from the Adviser, the Distributor, or their affiliates in connection with the sale of Fund shares.

Shareholder Servicing Agent
---------------------------

     The Funds have approved a Shareholder Servicing Plan and have entered into related Shareholder Servicing Agreements with financial institutions, including Wells Fargo Bank and Funds Management. Under the agreements, Shareholder Servicing Agents (including Wells Fargo Bank and Funds Management) agree to perform, as agents for their customers, administrative services, with respect to Fund shares, which include aggregating and transmitting shareholder orders for purchases, exchanges and redemptions; maintaining shareholder accounts and records; and providing such other related services as the Trust or a shareholder may reasonably request. For providing these services, a Shareholder Servicing Agent is entitled to an annual fee from the applicable Fund of up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class Z, Administrator Class, Advisor Class, and Investor Class shares owned of record or beneficially by the customers of the Shareholder Servicing Agent during the period for which payment is being made. The Shareholder Servicing Plan and related Shareholder Servicing Agreements were approved by the Trustees and provide that a Fund shall not be obligated to make any payments under such plans or related agreements that exceed the maximum amounts payable under the Conduct Rules of the NASD.

     General. The Shareholder Servicing Plan will continue in effect from year
     -------
to year if such continuance is approved by a majority vote of the Trustees and the Non-Interested Trustees. Any form of Shareholder Servicing Agreement related to the Shareholder Servicing Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Shareholder Servicing Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of the Board, including a majority of the Non-Interested Trustees. No material amendment to the Shareholder Servicing Plan or related Shareholder Servicing Agreements may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Shareholder Servicing Plan requires that the Administrator of the Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Shareholder Servicing Plan.

Custodian
---------

     Wells Fargo Bank, located at Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund, receives and delivers all assets for each Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of each Fund. State Street Bank and Trust Company ("State Street"), located at 801 Pennsylvania Avenue, Kansas City, Missouri 64105, served as interim custodian for the Municipal Bond Fund and Short-Term Municipal Bond Fund from April 8, 2005 through April 22, 2005. For its services as interim custodian, State Street is entitled to receive an annual fee at the rate of 0.02% of the average daily net assets of each Fund.

Fund Accountant
---------------

     PFPC, Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as fund accountant and in such capacity maintains the financial books and records for the Funds. For these services, PFPC is entitled to receive from each Fund an annual asset-based Fund Complex fee as shown in the chart below:

AVERAGE FUND COMPLEX         ANNUAL ASSET-
DAILY NET ASSETS              BASED FEES
  First $85B                     0.0051%
  Over $85B                      0.0025%

     In addition, PFPC is entitled to receive an annual base fee of $20,000 per Fund and a monthly multiple class fee per Fund of $500 per class beyond the first class of shares. PFPC is also entitled to receive a monthly multiple manager fee beyond the first manager as follows: $2,000 for the second manager in each Fund, $1,500 for the third manager in each Fund and $500 for each manager beyond the third manager in each Fund. Finally, PFPC is entitled to receive certain out-of-pocket costs.

     Each Fund's share of the annual asset-based Fund Complex fee will be based on its proportionate share of the aggregate average net assets of all the funds in the Fund Complex (excluding the Wells Fargo Master Trust portfolios). Prior to March 2005, the Fund Complex-wide fee was 0.0057% for assets totaling $0-$85 billion and 0.0025% for assets over $85 billion. PFPC was also entitled to receive an annual fee of $20,000 from each Fund, and a monthly multiple class fee per Fund of $500 per class beyond the first class of shares and certain out-of-pocket expenses. State Street served as interim fund accountant for the Municipal Bond Fund and Short-Term Municipal Bond Fund from April 8, 2005 through April 22, 2005. For its services as interim fund accountant, State Street received an annual fee at the rate of 0.30% of each Fund's daily net assets, a fixed fund accounting base fee, multiple class fee and certain out-of-pocket expenses.

Transfer and Distribution Disbursing Agent
------------------------------------------

     Boston Financial Data Services, Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as transfer and distribution disbursing agent for the Funds. For providing such services, BFDS is entitled to receive fees from the Administrator.

Underwriting Commissions
------------------------

     The Distributor serves as the principal underwriter distributing securities of the Funds on a continuous basis.

     Prior to April 11, 2005, Stephens served as the principal underwriter distributing securities of the Funds (except the Intermediate Tax-Free, Municipal Bond, Short-Term Municipal Bond, Ultra Short-Term Municipal Income and Wisconsin Tax-Free Funds, on a continuous basis. For the Funds' past three fiscal years (except the Intermediate Tax-Free, Municipal Bond, Short-Term Municipal Bond, Ultra Short-Term Municipal Income and Wisconsin Tax-Free Funds), the aggregate dollar amount of underwriting commissions paid to and retained by Stephens was as follows:

 JULY 1, 2004 - APRIL 10, 2005
                                         06/30/04                       06/30/03
    PAID          RETAINED          PAID         RETAINED          PAID          RETAINED
 $  56,653        $56,653        $853,262        $136,728       $941,637        $118,151

     For the period April 11, 2005 through June 30, 2005, the aggregate dollar amount of underwriting commissions paid to and retained by the Distributor on behalf of all Funds was as follows:

APRIL 11, 2005 - JUNE 30, 2005
   PAID           RETAINED
$  15,736         $15,736

     Prior to April 11, 2005, SII served as the principal underwriter for the predecessor portfolios of the Intermediate Tax-Free, Municipal Bond, Short-Term Municipal Bond, Ultra Short-Term Municipal Income and Wisconsin Tax-Free Funds. For the period November 1, 2004 through April 10, 2005, the aggregate dollar amount of underwriting commissions paid to and retained by SII was as follows:

NOVEMBER 1, 2004 - APRIL 10, 2005
   PAID          RETAINED
$  4,699         $4,699

Code of Ethics
--------------

     The Fund Complex, the Adviser, the Distributor and the Sub-Adviser each has adopted a code of ethics which contains policies on personal securities transactions by "access persons" as defined in each of the codes. These policies comply with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, as applicable. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. Such restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Wells Fargo Advantage Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, the Adviser, the Distributor and the Sub-Adviser are on public file with, and are available from, the SEC.

                        DETERMINATION OF NET ASSET VALUE

     The NAV per share for each Fund is determined as of the close of regular trading (currently 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the NAV of the Fund's shares.

     Each Fund's investments are generally valued at current market prices. Securities are generally valued based on the last sales price during the regular trading session if the security trades on an exchange ("closing price"). Securities that are not traded primarily on an exchange generally are valued using latest quoted bid prices obtained by an independent pricing service. Securities listed on the Nasdaq Stock Market, Inc., however, are valued at the Nasdaq Official Closing Price ("NOCP"), and if no NOCP is available, then at the last reported sales price. A Fund is required to depart from these general valuation methods and use fair value pricing methods to determine the value of certain investments if it is determined that the closing price or the latest quoted bid price of a security, including securities that trade primarily on a foreign exchange, does not accurately reflect its current value when the Fund calculates its NAV. In addition, we also use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations are not readily available. The closing price or the latest quoted bid price of a security may not reflect its current value if, among other things, a significant event occurs after the closing price or latest quoted bid price but before a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systematic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. With respect to any portion of a Fund's assets that are invested in other mutual funds, the Fund's NAV is calculated based upon the net asset values of the other mutual funds in which the Fund invests, and the prospectuses for those companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.

     Money market instruments and debt instruments maturing in 60 days or less are valued at amortized cost. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices for fixed-income and other securities may be furnished by a reputable independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds may be purchased on any day a Fund is open for business. Each Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Purchase orders for a Fund received before such Fund's NAV calculation time, generally are processed at such time on that Business Day. Purchase orders received after a Fund's NAV calculation time generally are processed at such Fund's NAV calculation time on the next Business Day. Selling Agents may establish earlier cut-off times for processing your order. Requests received by a Selling Agent after the applicable cut-off time will be processed on the next Business Day. On any day the NYSE closes early, the Funds will close early. On these days, the NAV calculation time and the distribution, purchase and redemption cut-off times for the Funds may be earlier than their stated NAV calculation time described above.

     Payment for shares may, in the discretion of the Adviser, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment, please contact the Distributor. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Each Fund reserves the right to reject any purchase orders, and under the 1940 Act, may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading is restricted, or during which, as determined by SEC rule, regulation or order, an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Fund may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In addition, the Fund may redeem shares involuntarily to reimburse a Fund for any losses sustained by reason of the failure of a shareholder to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectuses.

     The dealer reallowance for Class A share purchases for all Funds except the California Limited-Term Tax-Free Fund and National Limited-Term Tax-Free Fund is as follows:

                             FRONT-END SALES        FRONT-END SALES            DEALER
                               CHARGE AS %            CHARGE AS %           REALLOWANCE
                                OF PUBLIC            OF NET AMOUNT         AS % OF PUBLIC
AMOUNT OF PURCHASE            OFFERING PRICE            INVESTED           OFFERING PRICE
Less than $50,000                  4.50%                  4.71%                 4.00%
$50,000 to $99,999                 4.00%                  4.17%                 3.50%
$100,000 to $249,999               3.50%                  3.63%                 3.00%
$250,000 to $499,999               2.50%                  2.56%                 2.25%
$500,000 to $999,999               2.00%                  2.04%                 1.75%
$1,000,000 and over/1/             0.00%                  0.00%                 1.00%

------
/1/ We will assess Class A share purchases of $1,000,000 or more a 1.00% contingent deferred sales charge ("CDSC") if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

     The dealer reallowance for Class A share purchases of the California Limited-Term Tax-Free Fund and National Limited-Term Tax-Free Fund are as follows:

                             FRONT-END SALES        FRONT-END SALES            DEALER
                               CHARGE AS %            CHARGE AS %           REALLOWANCE
                                OF PUBLIC            OF NET AMOUNT         AS % OF PUBLIC
AMOUNT OF PURCHASE            OFFERING PRICE            INVESTED           OFFERING PRICE
Less than $50,000                  3.00%                  3.09%                 2.50%
$50,000 to $99,999                 2.50%                  2.56%                 2.00%
$100,000 to $249,999               2.00%                  2.04%                 1.75%
$250,000 to $499,999               1.50%                  1.52%                 1.25%
$500,000 to $999,999               1.00%                  1.01%                 0.75%
$1,000,000 and over/1/             0.00%                  0.00%                 0.50%

------
/1/ We will assess Class A share purchases of $1,000,000 or more a 0.50% contingent deferred sales charge ("CDSC") if they are redeemed within one year from the date of purchase, unless the dealer of record waived its commission with a Fund's approval. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase.

     Class B CDSC Schedule - Municipal Bond Fund. Class B shares received in exchange for Strong Advisor Municipal Bond Fund shares purchased prior to March 9, 2003 have the following CDSC schedule:

REDEMPTION WITHIN       1 YEAR      2 YEARS     3 YEARS     4 YEARS     5 YEARS     6 YEARS     7 YEARS     8 YEARS     9 YEARS
CDSC                      5.00%       4.00%       3.00%       3.00%       2.00%       1.00%       0.00%       0.00%    A shares

     Purchases and Redemptions for Existing Wells Fargo Advantage Funds Account
     --------------------------------------------------------------------------
Holders Via the Internet. All shareholders , except Advisor Class shareholders,
------------------------
with an existing Wells Fargo Advantage Funds account may purchase additional shares of funds or classes of funds within the Wells Fargo Advantage family of funds that they already own and redeem existing shares via the Internet. For purchases, such account holders must have a bank account linked to their Wells Fargo Advantage Funds account. Redemptions may be deposited into a linked bank account or mailed via check to the shareholder's address of record. Internet account access is available for institutional clients. Shareholders should contact Investor Services at 1-800-222-8222 or log on at www.wellsfargo.com/advantagefunds for further details. Shareholders who hold their shares in a brokerage account should contact their selling agent.

     Purchases and Redemptions Through Brokers and/or Their Affiliates. A
     -----------------------------------------------------------------
broker may charge transaction fees on the purchase and/or sale of Fund shares in addition to those fees described in the Prospectuses in the Summary of Expenses. The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders, and such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order for Fund shares when an authorized broker or, if applicable, a broker's authorized designee, receives the order, and such orders will be priced at the Fund's NAV next calculated after they are received by the authorized broker or the broker's designee.

     Waiver of Minimum Initial Investment Amount for Investor Class shares for
     -------------------------------------------------------------------------
Eligible Investors. An eligible investor (as defined below) may purchase
------------------
Investor Class shares of the Wells Fargo Advantage Funds without meeting the minimum initial investment amount if the eligible investor participates in a $50 monthly automatic investment purchase plan. Eligible investors include:

     . Current and retired employees, directors/trustees and officers of: (i)
       Wells Fargo Advantage Funds (including any predecessor funds) and (ii) Wells Fargo & Company and its affiliates; and

     . Family members of any of the above.

     Reduced Sales Charges for Former Norwest Advantage Fund Class B
     ---------------------------------------------------------------
Shareholders. No CDSC is imposed on redemptions of Class B shares of a former
------------
Norwest Advantage Fund purchased prior to October 1, 1999, to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or
Section 403(b) custodial account or from a qualified retirement plan.

     Reduced Sales Charges for Former C&B Portfolio Shareholders. Shareholders
     -----------------------------------------------------------
who purchased shares of the C&B Portfolios directly from the C&B Portfolios, and who became Wells Fargo Advantage Fund shareholders in the reorganization between the Advisors' Inner Circle Fund and the Trust effective July 26, 2004 will be permitted to purchase Class A shares of any Wells Fargo Advantage Fund and any unnamed shares of WealthBuilder Portfolios at NAV. Please see your account representative for details.

     Reduced Sales Charges for Former Montgomery Fund Shareholders. Former
     -------------------------------------------------------------
Montgomery Fund Class P and Class R shareholders who purchased their shares directly from the Montgomery Funds and became Wells Fargo Advantage Fund shareholders in the reorganization, may purchase Class A shares of any Wells Fargo Advantage Fund, and any unnamed shares of WealthBuilder Portfolios at NAV. Shareholders who did not purchase such shares directly may purchase additional shares in the respective acquiring Wells Fargo Advantage Fund at NAV.

     Reduced Sales Charges for Affiliated Funds. Any affiliated fund that
     ------------------------------------------
invests in a Wells Fargo Advantage Fund may purchase Class A shares of such fund at NAV.

     Reduced Sales Charges for Certain Holders of Class C Shares. No CDSC is
     -----------------------------------------------------------
imposed on redemptions of Class C shares where a fund did not pay a sales commission at the time of purchase.

     Reduced Sales Charges for Reinvestments. You may reinvest into a Wells
     ---------------------------------------
Fargo Advantage Fund with no sales charge the portion of assets from a distribution that previously was invested in Wells Fargo Advantage Funds and Wells Fargo Collective Investment Funds provided that the distribution is from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee and the distribution occurred within the 60 days prior to your reinvestment.

     Additional Investors Eligible to Purchase Administrator Class Shares of
     -----------------------------------------------------------------------
the Nebraska Tax-Free Fund:
---------------------------

   . Shareholders who receive assets from a distribution from a pension, retirement, benefit or similar plan for which Wells Fargo Bank acts as trustee that were invested in the Administrator Class of the Nebraska Tax-Free Fund may roll over the assets into another account (e.g. an IRA) and reinvest the assets in the same Fund without having to meet the minimum investment limit.

   . Shareholders who receive assets from a distribution or transfer from an account previously held by the Investment Management and Trust Departments of Wells Fargo that were invested in the Administrator Class of the Nebraska Tax-Free Fund may roll over the assets into another account (e.g. an IRA) and reinvest the assets in the same Fund without having to meet the minimum investment limit.

     Additional Investors Eligible to Purchase Class Z Shares of the
     ---------------------------------------------------------------
Minnesota-Tax Free Fund ("Class Z shares"):
-------------------------------------------

     Class Z shares are available for purchase under limited circumstances, as described in each Fund's Prospectus. In addition to the limitations described in each Fund's Prospectus, you may also continue to purchase Class Z shares if:

   . You are an existing shareholder of Class Z shares of a Fund (either directly or through a financial intermediary) and you wish to:

   . open a new account that is registered in your name or has the same primary taxpayer identification or social security number (this includes accounts where you serve as custodian, such as UGMA/UTMA accounts). Please note:
     Selling agents who transact through an omnibus account are not permitted to purchase Class Z shares of a Fund on behalf of clients that do not currently own Class Z shares of the Fund or do not otherwise meet the requirements of a qualified investor.

   . You are the beneficiary of Class Z shares of a Fund (i.e., through an IRA or transfer on death account) or are the recipient of Class Z shares through a transfer and wish to utilize the proceeds of such account to open up a new account in your name in Class Z shares of the Fund.

   . You are a participant in a qualified defined contribution plan, 403(b) plan or 457 plan that invests in Class Z shares of a Fund and with to roll over proceeds from such a plan to open a new account in Class Z shares of the Fund.

   . Your are an existing separately managed account client of one of the Funds' Sub-Advisers whose current account is managed in a similar style as that of a Fund that offers Class Z shares.

     If you believe you are eligible to purchase Class Z shares of a Fund, Funds Management may require you to provide appropriate proof of eligibility. Funds Management reserves the right to reject any purchase order into Class Z shares of a Fund if it believes that acceptance of such order would interfere with its ability to effectively manage the Fund.

     Investors Eligible to Purchase Closed Funds. The Municipal Bond (Classes
     --------------------------------------------
A, B, C and Administrator Class) Fund (the "Closed Fund") is closed to new investors. You may continue to purchase shares of the Closed Fund if:

  . You are an existing shareholder of the Closed Fund (either directly or through a financial intermediary) and you wish to:

  . add to your existing account through the purchase of additional shares of the Closed Fund, including the reinvestment of dividends and cash distributions from shares owned in the Closed Fund; or

  . open a new account that is registered in your name or has the same primary taxpayer identification or social security number (this includes accounts where you serve as custodian, such as UGMA/UTMA accounts). Please note:
     Selling agents who transact in the Closed Fund through an omnibus account are not permitted to purchase shares of the Closed Fund on behalf of clients that do not currently own shares of the Closed Fund.

  . You are the beneficiary of shares of the Closed Fund (i.e., through an IRA or transfer on death account) or are the recipient of shares of a Closed Fund through a transfer and wish to utilize the proceeds of such account to open up a new account in your name in the Closed Fund.

  . You are a participant in a qualified defined contribution plan, 403(b) plan or 457 plan that invests in the Closed Fund. Each such plan may open up new participant accounts within the Plan. In addition, rollovers from a plan can be used to open new accounts in the Closed Fund.

  . You are a sponsor of a retirement plan that currently offers the Closed Fund as an investment option. The sponsor may offer the Closed Fund as an investment option in other retirement plans offered by the same company, its subsidiaries and affiliates.

  . You are an existing separately managed account client of one of the Funds' Sub-Advisers whose current account is managed in a similar style as that of the Closed Fund.

     Additional investments will not be accepted in the Closed Fund unless the investment falls within one of the above referenced categories. If you believe you are eligible to purchase shares of a Closed Fund, Funds Management may require you to provide appropriate proof of eligibility. Funds Management reserves the right to reject any purchase order into the Closed Fund if it believes that acceptance of such order would interfere with its ability to effectively manage the Closed Fund.

     Set forth below is a list of the member firms of the National Association of Securities Dealers ("NASD") to which the Adviser, the Funds' distributor or their affiliates expect (as of December 31, 2005) to make payments out of their own assets to selling and shareholder servicing agents in connection with the sale and distribution of shares of the Funds or for services to the Funds and their shareholders ("Marketing and Shareholder Support Payments"). Any additions, modifications, or deletions to the member firms identified in this list that have occurred since December 31, 2005, are not reflected:

     . A.G. Edwards & Sons, Inc.

     . Allstate Financial Services, LLC

     . Ameriprise Financial Services, Inc.

     . AXA Advisors, LLC

     . Bear, Stearns Securities Corp.

     . Charles Schwab & Co., Inc.

     . Citigroup Global Markets, Inc.

     . CitiStreet Advisors LLC

     . Fidelity Investments Institutional Services Company, Inc.

     . Financial Network Investment Corp.

     . Fiserv Securities, Inc.

     . GWFS Equities, Inc.

     . ING Financial Partners, Inc.

     . Linsco/Private Ledger Corporation

     . Mellon Financial Markets, LLC

     . Merrill Lynch, Pierce, Fenner & Smith Incorporated

     . Morgan Stanley DW, Inc.

     . Multi-Financial Securities Corporation

     . Pershing LLC

     . Prudential Retirement Brokerage Services, Inc.

     . Raymond James & Associates, Inc.

     . Robert W. Baird & Co. Incorporated

     . Transamerica Financial Advisors, Inc.

     . UBS Financial Services Inc.

     . Valic Financial Advisors, Inc.

     . Wachovia Securities, LLC

     In addition to member firms of the NASD, Marketing and Shareholder Support Payments are also made to other selling and shareholder servicing agents, and to affiliates of selling and shareholder servicing agents that sell shares of or provide services to the Funds and their shareholders, such as banks, insurance compaines and plan administrators. These firms are not included on the list above, although they may be affiliated with companies on the above list. Also not included on the list above are subsidiaries of Wells Fargo & Company who may receive revenue from the Adviser, the Funds' distributor or their affiliaties through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

                             PORTFOLIO TRANSACTIONS

     The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to the supervision of the Trust's Board and the supervision of the Adviser, the Sub-Adviser are responsible for the Funds' portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of each Sub-Adviser to obtain the best overall results taking into account various factors, including, but not limited to, the size and type of transaction involved; the broker-dealer's risk in positioning the securities involved; the nature and character of the market for the security; the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker-dealer; the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions; and the reasonableness of the spread or commission. While each Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

     Purchases and sales of non-equity securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to broker-dealers serving as market makers for the securities at a net price. Each of the Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing a Fund's portfolio securities transactions will consist primarily of broker-dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which the Distributor or Funds Management is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Trustees.

     In placing orders for portfolio securities of a Fund, each Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that a Sub-Adviser will seek to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. Commission rates are established pursuant to negotiations with the broker-dealer based, in part, on the quality and quantity of execution services provided by the broker-dealer and in the light of generally prevailing rates. Furthermore, the Adviser oversees the trade execution procedures of each Sub-Adviser to ensure that such procedures are in place, that they are adhered to, and that adjustments are made to the procedures to address ongoing changes in the marketplace.

     Each Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results for a portfolio transaction, give preference to a broker-dealer that has provided statistical or other research services to the Sub-Adviser. In selecting a broker-dealer under these circumstances, a Sub-Adviser will consider, in addition to the factors listed above, the quality of the research provided by the broker-dealer. A Sub-Adviser may pay higher commissions than those obtainable from other broker-dealers in exchange for such research services. The research services generally include:
(1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the advisability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto. By allocating transactions in this manner, a Sub-Adviser is able to supplement its research and analysis with the views and information of securities firms. Information so received will be in addition to, and not in lieu of, the services required to be performed by each Sub-Adviser under the advisory contracts, and the expenses of each Sub-Adviser will not necessarily be reduced as a result of the receipt of this supplemental research information. Furthermore, research services furnished by broker-dealers through which a Sub-Adviser places securities transactions for a Fund may be used by the Sub-Adviser in servicing its other accounts, and not all of these services may be used by the Sub-Adviser in connection with advising the Funds.

     Portfolio Turnover. The portfolio turnover rate is not a limiting factor
     ------------------
when a Sub-Adviser deems portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Funds whenever such changes are believed to be in the best interests of the Funds and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Funds, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover may also result in adverse tax consequences to a Fund's shareholders.

     The table below shows the Funds' portfolio turnover rates for the last two fiscal periods:

                                               JUNE 30,          JUNE 30,         JUNE 30,        OCTOBER 31,
FUND                                             2006              2005             2004             2004
California Limited-Term Tax Free Fund                              111%/1/             48%             -
California Tax-Free Fund                                            30%                41%             -
Colorado Tax-Free Fund                                              33%                31%             -
Intermediate Tax-Free Fund                                          57%/2/,/3/          -             95%/4/
Minnesota Tax-Free Fund                                             18%                12%             -
Municipal Bond Fund                                                 68%/3/              -            100%/4/
National Limited-Term Tax-Free Fund                                 26%                24%             -
National Tax-Free Fund                                              59%/2/             63%             -
Nebraska Tax-Free Fund                                              14%                 9%             -
Short-Term Municipal Bond Fund                                      75%/3/              -             69%/4/
Ultra Short-Term Municipal Income Fund                              47%/2/,/3/          -             72%/4/
Wisconsin Tax-Free Fund                                             24%/2/,/3/          -             17%/4/

1 The California Limited-Term Tax-Free Fund's high turnover rate for the fiscal year ended June 30, 2005, was attributed to increasing the portfolio's liquidity position to better position the Fund for potential market volatility, reduced liquidity in the secondary market and rising short-term interest rates, including increasing escrowed bonds, reducing exposure to the 2- to 3-year segment of the maturity spectrum, and reducing exposure to maturities beyond 7 years to lower the portfolio's duration.
2 The portfolio turnover rates for the Intermediate Tax-Free Fund, National Tax-Free Fund, Ultra Short-Term Municipal Income Fund and Wisconsin Tax-Free Fund varied significantly over the previous fiscal year. The variation in the rates for the Funds was primarily due to market volatility.
3 In 2005, the Fund changed its fiscal year end from October 31 to June 30. Information is shown for an 8-month period, from November 1, 2004 to June 30, 2005.
4 Prior to 2005, the Fund's fiscal year end was October 31. Information is shown for the period from November 1, 2003 to October 31, 2004.

     Brokerage Commissions. For the fiscal periods listed below, the Funds
     ---------------------
listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

                           BROKERAGE COMMISSIONS PAID

FUND                                     6/30/06        6/30/05        6/30/04
California Limited-Term Tax-Free                        $1,050         $1,180
California Tax-Free                                     $    0         $1,750

     Former Strong Funds. For the fiscal year ends listed below, the
     -------------------
predecessor portfolios of the Funds listed below paid the following aggregate amounts of brokerage commissions on brokerage transactions:

                            TOTAL BROKERAGE COMMISSIONS PAID

                                           YEAR ENDED        PERIOD ENDED        YEAR ENDED        YEAR ENDED
FUND                                         6/30/06            6/30/05           10/31/04          10/31/03
 Intermediate Tax-Free                                         $  4,466            $ 6,372          $ 4,963
 Municipal Bond                                                $  5,419*           $21,845          $16,681
 Short-Term Municipal Bond                                     $  4,633*           $33,729          $33,004
 Ultra Short-Term Municipal Income                             $  3,328*           $57,044          $61,426
 Wisconsin Tax-Free                                            $    829            $ 2,797          $ 3,480

------
* For the Fund's most recent fiscal year, the aggregate dollar amount of brokerage commissions paid by the Fund differed materially from the amount paid during the previous fiscal year due to Portfolio Manager changes and stabler markets.

     Directed Brokerage Transactions. For the fiscal year ended June 30, 2006,
     -------------------------------
the Funds did not direct brokerage transactions to a broker for research-related services.

     As of June 30, 2006, none of the Funds held securities of their regular broker-dealers.

                                 FUND EXPENSES

     From time to time, Funds Management may waive fees from a Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on a Fund's performance.

     Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Funds Management or any of its affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Trust's Board deems equitable.

                              FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the section in each Prospectus entitled "Taxes." The Prospectuses generally describe the federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning federal income taxes and, as applicable, certain California, Colorado, Minnesota and Nebraska taxes. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable U.S. Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. The following discussion does not address any state, local or foreign tax matters other than those noted above.

     A shareholder's tax treatment may vary depending upon his or her particular situation. This discussion only applies to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or IRAs), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither a citizen nor resident of the United States, shareholders holding Fund shares as part of a hedge, straddle or conversion transaction, and shareholders who are subject to the federal alternative minimum tax.

     The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the "IRS") as to the federal income tax matters described below. The IRS could adopt positions contrary to that discussed below and such positions could be sustained. In addition, the foregoing discussion and the discussions in the Prospectuses applicable to each shareholder address only some of the federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners as to the particular federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

     Qualification as a Regulated Investment Company. It is intended that each
     -----------------------------------------------
Fund qualify as a "regulated investment company" ("RIC") under Subchapter M of the Code, as long as such qualification is in the best interests of the Fund's shareholders. Each Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each RIC is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses and expenses for federal income tax purposes.

     In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income from each taxable year dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts). Pursuant to future Treasury Regulations, the IRS may limit qualifying income from foreign currency gains that are directly related to a Fund's principal business of investing in stock or securities or options and futures with respect to stock or securities. Each Fund must also diversify its holdings so that, at the end of each quarter of the taxable year: (i) at least 50% of the fair market value of its assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed the greater of 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), or the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

     In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned in each taxable year. If a Fund meets all of the RIC requirements, it generally will not be subject to federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain. However, in certain circumstances, a Fund may make the distributions in the following taxable year. Furthermore, shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. However, if a Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the first taxable year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate Fund-level federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to federal income taxation.

     If, for any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirements, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, all distributions from the Fund's current and accumulated earnings and profits (including any distributions of net tax-exempt income and net long-term capital gains) to its shareholders will be taxable as dividend income. To qualify again to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its shareholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a RIC in a subsequent year.

     Equalization Accounting. Each Fund may use the so-called "equalization
     -----------------------
method" of accounting to allocate a portion of its "earnings and profits," which generally equals a Fund's undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund's total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of purchases and redemptions of RIC shares on Fund distributions to shareholders. However, the IRS may not have expressly sanctioned the equalization accounting method used by the Funds, and thus the use of this method may be subject to IRS scrutiny.

     Capital Loss Carry-Forwards. A Fund is permitted to carry forward a net
     ---------------------------
capital loss from any year to offset its capital gains, if any, realized during the eight years following the year of the loss. A Fund's capital loss carry-forward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the RICs do not expect to distribute such capital gains. The Funds cannot carry back or carry forward any net operating losses.

                                                             CAPITAL LOSS CARRY-
       FUND                                  YEAR EXPIRES      FORWARDS ($)
       Colorado Tax-Free Fund                    2012
       Municipal Bond Fund                       2007
                                                 2008
                                                 2010
                                                 2013
       National Limited-Term Tax-Free Fund       2009
       National Tax-Free Fund                    2008
                                                 2009
                                                 2012
                                                 2013
       Short-Term Municipal Bond Fund            2006
                                                 2007
                                                 2008
                                                 2009
                                                 2010
                                                 2013
       Ultra Short-Term Municipal Income Fund    2007
                                                 2008
                                                 2010
                                                 2011

     If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its own capital loss carry-forwards and the use of its unrealized losses against future realized gains, or such losses of other funds participating in the reorganization, may be subject to severe limitations that could make such losses substantially unusable. The Funds have engaged in reorganizations or may engage in reorganizations in the future.

     Excise Tax. A 4% nondeductible excise tax will be imposed on each Fund's
     ----------
net income and gains to the extent it fails to distribute by December 31 of each calendar year at least 98% of its taxable ordinary income (excluding capital gains and losses), at least 98% of its capital gain net income (adjusted for ordinary losses) for the 12 month period ending on October 31 of that year, and all of its ordinary income and capital gain net income from previous years that were not distributed during such years. Each Fund intends to actually or be deemed to distribute substantially all of its net income and gains, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax.

     Taxation of Fund Investments. In general, realized gains or losses on the
     ----------------------------
sale of portfolio securities, will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

     If a Fund purchases a debt obligation with original issue discount, generally at a price less than its principal amount ("OID"), such as a zero-coupon bond, the Fund may be required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes. Gains recognized on the disposition of a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, generally will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold.

     If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option granted by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

     Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed "Section 1256 contracts." A Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require the Fund to defer the recognition of losses on certain future contracts, foreign currency contracts and non-equity options.

     Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary income and losses and may affect the amount and timing of recognition of the Fund's income. Under future U.S. Treasury Regulations, any such transactions that are not directly related to a Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign exchange loss exceeds a Fund's net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its shareholders in future years.

     Offsetting positions held by a Fund involving certain financial forward, futures or options contracts may be considered, for federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forward, or option contracts comprising a part of such straddles are governed by Section 1256 of the Code, described above. A Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income. Further, the Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character of gains and losses, defer losses, and/or accelerate the recognition of gains or losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to if a Fund had not engaged in such transactions.

     If a Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale occurs when a Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund's holding period in the property. Losses from a constructive sale of property will be recognized when the property is subsequently disposed of. The character of such losses will depend upon a Fund's holding period in the property and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of the Fund's taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

     The amount of long-term capital gain a Fund may recognize from derivative transactions is limited with respect to certain pass-through entities. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

     Rules governing the federal income tax aspects of derivatives are in a developing stage and are not entirely clear in certain respects, particularly in light of a recent IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Each Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives.

     In addition to the investments described above, prospective shareholders should be aware that other investments made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements. In addition, payments received by the Funds in connection with securities lending and repurchase agreements will not qualify for reductions in individual federal income tax on certain dividends and so may be taxable as ordinary income.

     Taxation of Distributions. All distributions paid out of a Fund's earnings
     -------------------------
and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. For federal income tax purposes, a Fund's earnings and profits, described above, are determined at the end of the Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund's earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in his or her Fund shares and then capital gain. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

     Distributions designated by a Fund as capital gain distributions will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund's actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, but are not eligible for the dividends-received deduction for corporations. Each Fund will designate capital gain distributions, if any, in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earned on direct obligations of the U.S. Government if the Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

     Sales and Exchanges of Fund Shares. If a shareholder sells, pursuant to a
     ----------------------------------
cash or in-kind redemption, or exchanges his or her Fund shares, subject to the discussion below, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise. Under certain circumstances, an individual shareholder receiving qualified dividend income from a Fund, explained further below, may be required to treat a loss on the sale or exchange of Fund shares as a long-term capital loss.

     If a shareholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss may be disallowed under "wash sale" rules to the extent that the shares disposed of are replaced with other shares of the same Fund within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

     If a shareholder receives a capital gain distribution with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain distribution. This loss disallowance rule does not apply to losses realized under a periodic redemption plan.

     Foreign Taxes. Amounts realized by a Fund on foreign securities may be
     -------------
subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund, which may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders.

     Federal Income Tax Rates. As of the printing of this SAI, the maximum
     ------------------------
stated federal income tax rate applicable to applicable to individuals is 35% for ordinary income; (ii) an 15% for net capital gain.

     Current federal income tax law also provides for a maximum individual federal income tax rate applicable to "qualified dividend income" equal to the highest net long-term capital gains rate, which generally is 15%. In general, "qualified dividend income" is income attributable to dividends received from certain domestic and foreign corporations, as long as certain holding period requirements are met and the dividends are attributable to qualified dividends received by the Fund itself. If 95% or more of a Fund's gross income constitutes qualified dividend income, all of its distributions will generally be treated as qualified dividend income in the hands of individual shareholders, have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund's ex-dividend date. If less than 95% of the Fund's income is attributable to qualified dividend income, then only the portion of the Fund's distributions that are attributable to and designated as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by the Fund derived from securities lending, repurchase and other derivative transactions ordinarily will not. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners.

     The maximum stated corporate federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters. Federal income tax rates are set to increase in future years under various "sunset" provisions of laws enacted in 2001 and 2003.

     Backup Withholding. The Trust may be required to withhold, subject to
     ------------------
certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if the shareholder fails to furnish the Fund with a correct "taxpayer identification number" ("TIN"), generally the shareholder's social security or employer identification number, if (when required to do so) the shareholder fails to certify under penalty of perjury that the TIN provided is correct and that the shareholder is not subject to backup withholding, or if the IRS has notified the Fund that the shareholder's TIN is incorrect or that the shareholder is subject to backup withholding. This backup withholding is not an additional tax imposed on the shareholder. If backup withholding provisions are applicable, any distributions or proceeds, whether paid in cash or received in additional shares, will be reduced by the amounts required to be withheld. The shareholder may credit amounts required to be withheld as a credit against his or her federal income tax liability, provided that the required information is furnished to the IRS.An investor must provide a valid TIN upon opening or reopening an account. The rate of backup withholding is set to increase in future years under "sunset" provisions of law enacted in 2001.

     Tax-Deferred Plans. The shares of the Funds may be available for a variety
     ------------------
of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

     Foreign Shareholders. With respect to taxable years beginning on or after
     --------------------
January 1, 2005 and before January 1, 2008, distributions designated by a Fund as "interest-related distributions" generally attributable to the Fund's net interest income earned on certain debt obligations paid to a nonresident alien individual, a foreign trust (i.e., a trust other than a trust which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust),a foreign estate (i.e., the income of which is not subject to U.S. tax regardless of source) or a foreign corporation (each, a "foreign shareholder") generally will be exempt from federal income tax withholding tax, provided the Fund obtains a properly completed and signed certificate of foreign status from such foreign shareholder ("exempt foreign shareholder"). In order to qualify for an interest-related distribution, the Fund must designate a distribution as such not later than 60 days after the close of the Fund's taxable year. Distributions made to exempt foreign shareholders attributable to net investment income from other sources, such as dividends received by a Fund, generally will be subject to non-refundable federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty). Notwithstanding the foregoing, if a distribution described above is "effectively connected" with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the recipient foreign shareholder, federal income tax withholding and exemptions attributable to foreign persons will not apply and the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons.

     In general, a foreign shareholder's capital gains realized on the disposition of Fund shares, capital gain distributions and, with respect to taxable years of a Fund beginning on or after January 1, 2005 and before January 1, 2008, "short-term capital gain distributions" (defined below) are not subject to federal income tax withholding, provided that the Fund obtains a properly completed and signed certificate of foreign status, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a permanent establishment) of the foreign shareholder; (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met; or (iii) with respect to taxable years of a Fund beginning on or after January 1, 2005, and before January 1, 2008, such gains or distributions are attributable to gain from the sale or exchange of a U.S. real property interest. If such gains or distributions are effectively connected with a U.S. trade or business or are attributable to a U.S. permanent establishment of the foreign shareholder pursuant to an income tax treaty, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder.. If such gains or distributions are not effectively connected for this purpose, but the foreign shareholder meets the requirements of clause (ii) described above, such gains and distributions will be subject to U.S. federal income tax withholding tax at a 30% rate (or such lower rate provided under an applicable income tax treaty). Gains or distributions attributable to gain from sales or exchanges of U.S. real property interests are taxed to a foreign shareholder as if that gain were effectively connected with the shareholder's conduct of a U.S. trade or business, and therefore such gains or distributions may be required to be reported by a foreign shareholder on a U.S. federal income tax return. Such gains or distributions also will be subject to U.S. income tax at the rates applicable to U.S. holders and/or may be subject to federal income tax withholding. While the Funds do not expect Fund shares to constitute U.S. real property interests, a portion of a Fund's distributions may be attributable to gain from the sale or exchange of U.S. real property interests. Foreign shareholders should contact their tax advisors and financial planners regarding the tax consequences to them of such distributions. "Short-term capital gain distributions" are distributions designated as such from a Fund in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year generally attributable to its net short-term capital gain. Even if permitted to do so, the Funds provide no assurance that they will designate any distributions as interest-related distributions or short-term capital gain distributions. Even if a Fund makes such designations, if you hold Fund shares through an intermediary, no assurance can be made that your intermediary will respect such designations.

     If a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the U.S. at the time of the shareholder's death, Fund shares will be deemed property situated in the U.S. and will be subject to federal estate taxes (at graduated rates of 18% to 55% of the total value, less allowable deductions and credits). Under recently enacted tax legislation, with respect to estates of decedents dying after December 31, 2004, and before January 1, 2008, if a foreign shareholder is a resident of a foreign country but is not a citizen or resident of the United States at the time of the shareholder's death, Fund shares will not be deemed property situated in the United States in the proportion that, at the end of the quarter of the Fund's taxable year immediately preceding the shareholder's date of death, the assets of the Fund that were "qualifying assets" (i.e., bank deposits, debt obligations or property not within the United States) with respect to the decedent bore to the total assets of the Fund. In general, no federal gift tax will be imposed on gifts of Fund shares made by foreign shareholders.

     The availability of reduced U.S. taxes pursuant to the 1972 Convention or the applicable estate tax convention depends upon compliance with established procedures for claiming the benefits thereof, and may, under certain circumstances, depend upon the foreign shareholder making a satisfactory demonstration to U.S. tax authorities that the shareholder qualifies as a foreign person under federal income tax laws and the 1972 Convention.

     Special rules apply to foreign partnerships and those holding Fund shares through foreign partnerships.

     Tax-Exempt Investors and Tax-Deferred Plans. Shares of the Funds would not
     -------------------------------------------
be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of distributions from the Fund, as discussed further below. Such distributions may ultimately be taxable to the beneficiaries when distributed to them.

     Additional Considerations for the Funds. If at least 50% of the value of a
     ---------------------------------------
RIC's total assets at the close of each quarter of its taxable years consists of obligations the interest on which is exempt from federal income tax, it will qualify under the Code to pay "exempt-interest distributions." The Funds intend to so qualify and are designed to provide shareholders with a high level of income exempt from federal income tax in the form of exempt-interest distributions.

     Distributions of capital gain or income not attributable to interest on a Fund's tax-exempt obligations will not constitute exempt-interest distributions and will be taxable to it's the Fund's shareholders. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

     Not later than 60 days after the close of its taxable year, each Fund will notify its shareholders of the portion of the distributions for the taxable year that constitutes exempt-interest distributions. The designated portion cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Interest on indebtedness incurred to purchase or carry shares of a Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

     In addition, certain deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating federal alternative minimum tax ("AMT"). Tax preference items include tax-exempt interest on "private activity bonds." To the extent that a Fund invests in private activity bonds, its shareholders will be required to report that portion of a Fund's distributions attributable to income from the bonds as a tax preference item in determining their federal AMT, if any. Shareholders will be notified of the tax status of distributions made by a Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares in a Fund. Furthermore, shareholders will not be permitted to deduct any of their share of a

Fund's expenses in computing their federal AMT. In addition, exempt-interest distributions paid by a Fund to a corporate shareholder is included in the shareholder's "adjusted current earnings" as part of its federal AMT calculation, and may also affect its federal "environmental tax" liability. As of the date of this SAI, individuals are subject to the federal AMT at a maximum rate of 28% and corporations are subject to the federal AMT at a maximum rate of 20%. Shareholders with questions or concerns about the AMT should consult own their tax advisers.

     Additional Considerations for the California Limited-Term Tax-Free Fund
     -----------------------------------------------------------------------
and California Tax-Free Fund. If, at the close of each quarter of its taxable
----------------------------
year, at least 50% of the value of the total assets of a RIC consists of obligations the interest on which, if held by an individual, is exempt from taxation by California ("California Exempt Securities"), then the RIC will be qualified to make distributions that are exempt from California state individual income tax ("California exempt-interest distributions"). For this purpose, California Exempt Securities generally are limited to California municipal securities and certain U.S. government and U.S. possession obligations. The California Funds intend to qualify under the above requirements so that they can pay California exempt-interest distributions.

     Within sixty days after the close of its taxable year, each California Fund will notify its shareholders of the portion of the distributions made the Fund that is exempt from California state individual income tax. The total amount of California exempt-interest distributions paid by a California Fund attributable to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California Exempt Securities over any amounts that, if the Fund was treated as an individual, would be considered expenses related to tax exempt income or amortizable bond premium and would thus not be deductible under federal income or California state individual income tax law.

     In cases where a shareholder of a California Fund is a "substantial user" or "related person" with respect to California Exempt Securities held by the Fund, such shareholders should consult their tax advisers to determine whether California exempt-interest distributions paid by the Fund with respect to such obligations retain California state individual income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest distributions treatment to "substantial users" are applicable for California state income tax purposes. Interest on indebtedness incurred by a shareholder in a taxable year to purchase or carry shares of a California Fund is not deductible for California state individual income tax purposes if the Fund distributes California exempt-interest distributions to the shareholder for that taxable year.

     The foregoing is only a summary of some of the important California state individual income tax considerations generally affecting the California Funds and their shareholders. No attempt is made to present a detailed explanation of the California state income tax treatment of the California Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of any California Fund distributions constituting California exempt-interest distributions is excludable from income for California state individual income tax purposes only. Any distributions paid to shareholders subject to California state franchise tax or California state corporate income tax may be taxable for such purposes. Accordingly, potential investors in the California Funds, including, in particular, corporate investors that may be subject to either California state franchise tax or California corporate income tax, should consult their own tax advisers with respect to the application of such taxes to the receipt of the California Funds' distributions and as to their own California state tax situation, in general.

     Additional Considerations for the Colorado Tax-Free Fund. Individuals,
     --------------------------------------------------------
trusts, estates and corporations subject to the Colorado income tax will not be subject to such tax on distributions paid by the Colorado Tax-Free Fund, to the extent that such distributions qualify as exempt-interest distributions and are attributable to (i) interest earned on any obligation of Colorado or its political subdivisions issued on or after May 1, 1980, which interest is exempt from federal income taxation under Section 103(a) of the Code, (ii) interest earned on any obligation of Colorado or its political subdivisions issued before May 1, 1980 to the extent that such interest is specifically exempt from income taxation under the Colorado state laws authorizing the issuance of such obligations, or (iii) interest on obligations of the United States or its possessions included in federal adjusted gross income. All other distributions, including distributions attributable to capital gain, generally will be subject to the Colorado individual and corporate income taxes.

     Shareholders of the Colorado Tax-Free Fund should consult their own tax advisers about other state and local tax consequences of their investment in the Colorado Tax-Free Fund.

     Additional Considerations for the Minnesota Tax-Free Fund. Shareholders of
     ---------------------------------------------------------
the Minnesota Tax-Free Fund ("Minnesota Fund"), who are individuals, estates, or trusts and who are subject to the regular Minnesota individual income tax will not be subject to such regular Minnesota tax on Minnesota Fund distributions to the extent that such distributions qualify as exempt-interest distributions which are derived from interest income on tax-exempt obligations of the State of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities ("Minnesota Sources"). The foregoing will apply, however, only if the portion of the exempt-interest distributions from such Minnesota Sources that is paid to all shareholders represents 95% or more of the exempt-interest distributions that are paid by the Fund. If the 95% test is not met, all exempt-interest distributions that are paid by the Minnesota Fund generally will be subject to the regular Minnesota individual income tax. Even if the 95% test is met, to the extent that exempt-interest distributions that are paid by the Minnesota Fund are not derived from the Minnesota Sources described in the first sentence of this paragraph, such distributions generally will be subject to the regular Minnesota individual income tax. Other distributions of the Minnesota Fund, including distributions attributable to net short-term and long-term capital gain, generally are not exempt from the regular Minnesota individual income tax.

     State legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, including obligations of the Minnesota Sources described above, and exempt-interest distributions that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest distributions unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision provides that it applies to taxable years that begun during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and that other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers was subject to tax. In 1997, the United States Supreme Court denied certiorari in a subsequent case from Ohio, involving the same taxpayer and the same issue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action. It cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such case would be.

     Subject to certain limitations that are set forth in the Minnesota rules, Minnesota Fund distributions to shareholders who are individuals, estates, or trusts that are derived from interest on certain United States obligations are not subject to the regular Minnesota individual income tax or the Minnesota alternative minimum tax. However, Minnesota Fund distributions, including exempt-interest distributions, are not excluded in determining the Minnesota franchise tax on corporations that is measured by taxable income and alternative minimum taxable income. The Fund's distributions may also be taken into account in certain cases in determining the minimum fee that is imposed on corporations, S corporations, and partnerships.

     Minnesota presently imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on such taxpayers' federal alternative minimum taxable income, which includes federal tax preference items. As described above, the Code provides that interest on specified private activity bonds is a federal tax preference item, and that a exempt-interest distribution constitutes a federal tax preference item to the extent of its proportionate share of the interest on such private activity bonds. Accordingly, exempt-interest distributions that are attributable to such private activity bond interest, even though they are derived from the Minnesota Sources described above, will be included in the base upon which such Minnesota Sources described above generally is also subject to the Minnesota alternative minimum tax.

     Additional Considerations for the Nebraska Tax-Free Fund. Individuals,
     --------------------------------------------------------
trusts, estates and corporations subject to the Nebraska income tax will not be subject to such tax on distributions paid by the Nebraska Tax-Free Fund so long as the Fund continues to be a RIC and to the extent that such distributions qualify as exempt-interest distributions and are attributable to (i) interest earned on Nebraska municipal securities to the extent that such interest is specifically exempt from the Nebraska income tax and the Nebraska alternative minimum tax; or (ii) interest on obligations of the United States or its territories and possessions to the extent included in federal adjusted gross income but exempt from state income taxes under the laws of the United States. Capital gain distributions generally will receive the same characterization for Nebraska income tax purposes. Additionally, if a shareholder is subject to the Nebraska financial institutions' franchise tax, fund distributions may effect the determination of such shareholder's franchise tax.

     All shareholders of the Nebraska Tax-Free Fund should consult their own tax advisers about other state and local tax consequences of their investment in the Fund.

     Additional Considerations for the Wisconsin Tax-Free Fund. Shareholders of
     ---------------------------------------------------------
the Wisconsin Tax-Free Fund who are subject to Wisconsin income tax generally will not be subject to such tax on distributions from the Wisconsin Tax-Free Fund to the extent the distributions are of Wisconsin exempt interest income. Wisconsin exempt interest income generally includes interest from:

     1. public housing authority bonds issued by municipalities located in Wisconsin;

     2.   Wisconsin Housing Finance Authority bonds;

     3.   Wisconsin municipal redevelopment authority bonds;

     4.   Wisconsin higher education bonds;

     5. Wisconsin Housing and Economic Development Authority bonds issued on or after January 1, 2004, if the bonds are issued to fund multifamily affordable housing projects or elderly housing projects;

     6. Wisconsin Housing and Economic Development Authority bonds issued before January 29, 1987, except business development revenue bonds, economic development revenue bonds, and Community Housing Alternatives Program housing revenue bonds;

     7. certain Wisconsin Housing and Economic Development Authority bonds used to fund an economic development loan to finance construction, renovation, or development of property that would be exempt from property taxes as a professional sports or entertainment home stadium;

     8. public housing agency bonds issued before January 29, 1987, by agencies located outside Wisconsin where the interest therefrom qualifies for exemption from federal taxation for a reason other than or in addition to section 103 of the Internal Revenue Code;

     9.   local exposition district bonds;

    10.   Wisconsin professional baseball park district bonds;

    11. bonds issued by the Government of Puerto Rico, Guam, the Virgin Islands or, for bonds issued after October 16, 2004, the Government of American Samoa;

    12.   local cultural arts district bonds;

    13.   Wisconsin professional football stadium district bonds;

    14. certain District of Columbia general obligation bonds issued prior to January 29, 1987 where the interest from the bonds qualifies for exemption from federal income for a reason other than or in addition to section 103 of the Internal Revenue Code;

    15. certain Virgin Islands Housing Authority bonds issued prior to January 29, 1987 where the interest from the bonds qualifies for exemption from federal income for a reason other than or in addition to section 103 of the Internal Revenue Code;

    16.   certain United States obligations; and

    17. other obligations the interest on which federal law prohibits the states from taxing.

     Other distributions from the Wisconsin Tax-Free Fund generally will be subject to Wisconsin income tax.

     This section is not intended to be a complete discussion of the state and local tax consequences of investing in the Wisconsin Tax-Free Fund. Shareholders of the Wisconsin Tax-Free Fund should consult their own tax advisers about the state and local tax consequences of their investment in the Wisconsin Tax-Free Fund.

                      PROXY VOTING POLICIES AND PROCEDURES

     The Trusts and Funds Management have adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Funds of the Trusts. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer of the security.

     The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to Funds Management. In accordance with the Procedures, Funds Management exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While each Fund does not purchase securities to exercise control or to seek to effect corporate change through share ownership, it supports sound corporate governance practices within companies in which it invests and reflects that support through its proxy voting process.

     Funds Management has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. Funds Management has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

     The Procedures set out guidelines regarding how Funds Management and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted. As a general matter, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds.

     The Procedures set forth Funds Management's general position on various proposals, such as:

   . Routine Items - Funds Management will generally vote for the ratification
     -------------
     of auditors, uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

   . Corporate Governance - Funds Management will generally vote for charter
     --------------------
     and bylaw amendments proposed solely to conform with modern business practices or for purposes of simplification.

   . Anti-Takeover Matters - Funds Management generally will vote for proposals
     ---------------------
     that require shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

   . Mergers/Acquisitions and Corporate Restructurings - Funds Management's
     -------------------------------------------------
     Proxy Committee will examine these items on a case-by-case basis.

   . Shareholder Rights - Funds Management will generally vote against
     ------------------
proposals that may restrict shareholder rights.

     In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisers, company managements and shareholder groups as part of its decision-making process.

     In most cases, any potential conflicts of interest involving Funds Management or any affiliate regarding a proxy are avoided through the strict and objective application of the Fund's voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (1) instructing the proxy voting agent to vote in accordance with the recommendation it makes to its clients; (2) disclosing the conflict to the Board and obtaining their consent before voting; (3) submitting the matter to the Board to exercise its authority to vote on such matter; or
(4) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy. Additionally, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-adviser or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

     In order to not hinder possible economic benefits to the Funds and Fund shareholders, Funds Management will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

     Information regarding how Wells Fargo Advantage Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30 may be obtained on the Funds'Web site at www.wellsfargo.com/advantagefunds or by accessing the SEC's Web site at www.sec.gov.

       POLICIES AND PROCEDURES FOR DISCLOSURE OF FUND PORTFOLIO HOLDINGS

     The following policies and procedures (the "Procedures") govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the separate series of Wells Fargo Funds Trust ("Funds Trust"), Wells Fargo Master Trust ("Master Trust") and Wells Fargo Variable Trust ("Variable Trust") (each series of Funds Trust, Master Trust and Variable Trust referred to collectively herein as the "Funds" or individually as the "Fund") now existing or hereafter created. The Funds have adopted these Procedures to ensure that the disclosure of a Fund's portfolio holdings is accomplished in a manner that is consistent with a Fund's fiduciary duty to its shareholders. For purposes of these Procedures, the term, "portfolio holdings" means the stock and bonds held by a Fund and does not include the cash investments or other derivative positions held by the Fund. Under no circumstances shall Funds Management or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.

     Disclosure of Fund Portfolio Holdings. The complete portfolio holdings and
     -------------------------------------
top ten holdings information referenced below (except for the Funds of Master Trust and Variable Trust) will be available on the Funds' Web site until updated for the next applicable period. Funds Management may withhold any portion of a Fund's portfolio holdings from online disclosure when deemed to be in the best interest of the Fund. Once holdings information has been posted on the Web site, it may be further disseminated without restriction.

     A.   Complete Holdings. The complete portfolio holdings for each Fund
          -----------------
     (except for funds that operate as fund of funds) shall be made publicly available on the Funds' Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis.

     B.   Top Ten Holdings. Top ten holdings information for each Fund (except
          ----------------
     for funds that operate as fund of funds) shall be made publicly available on the Funds' Web site on a monthly, seven-day or more delayed basis.

     C.   Fund of Funds Structure.
          -----------------------

          1. The underlying funds held by a fund that operates as a fund of funds shall be posted to the Funds' Web site and included in fund fact sheets on a monthly, seven-day or more delayed basis.

          2. A change to the underlying funds held by a Fund in a fund of funds structure in a Fund's target allocations between or among its fixed-income and/or equity investments may be posted to the Funds' Web site simultaneous with the change.

     Furthermore, as required by the SEC, each Fund (except money market funds) shall file its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each Fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each Fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the Fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings will be publicly available to shareholders on a quarterly basis. Such filings shall be made on or shortly before the 60th day following the end of a fiscal quarter.

     Each Fund's complete portfolio schedules for the second and fourth fiscal quarter, required to be filed on Form N-CSR, shall be delivered to shareholders in the Fund's semi-annual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, shall include appropriate disclosure in its semi-annual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.

     List of Approved Recipients. The following list describes the limited
     ---------------------------
circumstances in which a Fund's portfolio holdings may be disclosed to selected third parties in advance of the monthly release on the Funds' Web site. In each instance, a determination will be made by Funds Management that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

     A.   Sub-Advisers. Sub-advisers shall have full daily access to portfolio
          ------------
     holdings for the Fund(s) for which they have direct management responsibility. Sub-advisers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

     B.   Money Market Portfolio Management Team. The money market portfolio
          --------------------------------------
     management team at Wells Capital Management Incorporated ("Wells Capital Management") shall have full daily access to daily transaction information across the Wells Fargo Advantage FundsSM for purposes of anticipating money market sweep activity which in turn helps to enhance liquidity management within the money market funds.

     C.   Funds Management/Wells Fargo Funds Distributor, LLC.
          ---------------------------------------------------

          1. Funds Management personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings through access to PFPC's Datapath system.

          2. Funds Management personnel that deal directly with investment review and analysis of the Funds shall have full daily access to Fund portfolio holdings through Factset, a program that is used to, among other things, evaluate portfolio characteristics against available benchmarks.

          3. Funds Management and Wells Fargo Funds Distributor, LLC personnel may be given advance disclosure of any changes to the underlying funds in a fund of funds structure or changes in a Fund's target allocations that result in a shift between or among its fixed-income and/or equity investments.

     D.   External Servicing Agents. Appropriate personnel employed by entities
          -------------------------
     that assist in the review and/or processing of Fund portfolio transactions, employed by the Fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management (only with respect to the Funds that Wells Capital Management sub-advises), shall have daily access to all Fund portfolio holdings. In addition, certain of the sub-advisers utilitze the services of software provider Advest to assist with portfolio accounting and trade order management. In order to provide the contracted services to the sub-adviser, Advent may receive full daily portfolio holdings information directly from the Funds' accounting agent hoewever, only for those Funds in which the sub-adviser provides investment advisory services. Funds Management also utilizes the services of Institutional Shareholder Services ("ISS") and SG Constellation, L.L.C. to assist with proxy voting and B share financing, respectively. Both ISS and SG Constellation, L.L.C. may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

     E.   Rating Agencies. Standard & Poor's ("S&P") and Moody's Investors
          ---------------
     Services ("Moody's") receive full Fund holdings for rating purposes. S&P may receive holdings information weekly on a seven-day delayed basis. Moody's may receive holdings information monthly on a seven-day delayed basis.

     Additions to List of Approved Recipients. Any additions to the list of
     ----------------------------------------
approved recipients requires approval by the President and Chief Legal Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds; (vii) the ability of Funds Management to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

     Funds Management Commentaries. Funds Management may disclose any views,
     -----------------------------
opinions, judgments, advice or commentary, or any analytical, statistical, performance or other information in connection with or relating to a Fund or its portfolio holdings (including historical holdings information), or any changes to the portfolio holdings of a Fund if such disclosure does not result in the disclosure of current portfolio holdings information any sooner than on a monthly 30-day delayed basis (or on a monthly 7-day delayed basis for a top-ten holding) and such disclosure does not constitute material nonpublic information, which for this purpose, means information that would convey any advantage to a recipient in making an investment decision concerning a Fund.

     Board Approval. The Board shall review and reapprove these Procedures,
     --------------
including the list of approved recipients, as often as they deem appropriate, but not less often than annually, and make any changes that they deem appropriate.

                                 CAPITAL STOCK

     The Funds are twelve series of the Trust in the Wells Fargo Advantage family of funds. The Trust was organized as a Delaware statutory trust on March 10, 1999.

     Most of the Trust's series are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, classes subject to a CDSC, that are offered to retail investors. Certain of the Trust's series also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each share in a series represents an equal, proportionate interest in the series with all other shares. Shareholders bear their pro rata portion of a series' operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Investor Services at 1-800-222-8222 if you would like additional information about other series or classes of shares offered.

     With respect to matters affecting one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, all shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy affects only one series and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory agreement, since it affects only one Fund, is a matter to be determined separately by each series. Approval by the shareholders of one series is effective as to that series whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those series.

     As used in the Prospectuses and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Fund, means the vote of the lesser of (i) 67% of the shares of the class represented at a meeting if the holders of more than 50% of the outstanding shares of the class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the class of the Fund. The term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust as a whole, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares.

     Shareholders are not entitled to any preemptive rights. All shares are issued in uncertificated form only, and, when issued will be fully paid and non-assessable by the Trust. The Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act.

     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Set forth below as of October 5, 2006 is the name, address and share ownership of each person known by the Trust to have record ownership of 5% or more of a class of a Fund or 5% or more of the voting securities of the Fund as a whole. The term "N/A" is used where a shareholder holds 5% or more of a class, but less than 5% of a Fund as a whole.

                       5% OWNERSHIP AS OF OCTOBER 5, 2006

                                                                         PERCENTAGE
FUND                        NAME AND ADDRESS                              OF CLASS
----------------------      --------------------------------------      -----------
CALIFORNIA LIMITED-TERM TAX-FREE

                            PFPC BROKERAGE SERVICES FBO
                            WELLS FARGO

Class A                     ATTN MITCH BLOOMFIELD                       %
                            420 MONTGOMERY ST
                            5TH FL MAC A0101-057
                            SAN FRANCISCO CA 94104-1207

                            WELLS FARGO BROKERAGE SERVICES, LLC
                            NORTHSTAR BUILDING EAST - 9TH FLOOR
                            608 SECOND AVENUE, SOUTH                    %
                            MINNEAPOLIS MN 55402-1916

                            MLPF&S
                            FOR THE SOLE BENEFIT OF ITS CUSTOMERS
                            ATTN MUTUAL FUND ADMINISTRATION             %
                            4800 DEER LAKE DR E FL 3
                            JACKSONVILLE FL 32246-6484

                            WELLS FARGO INVESTMENTS LLC
                            608 SECOND AVENUE SOUTH 8TH FL              %
                            MINNEAPOLIS MN 55402-1927

                            MLPF&S
                            FOR THE SOLE BENEFIT OF ITS CUSTOMERS
Class C                     ATTN MUTUAL FUND ADMINISTRATION             %
                            4800 DEER LAKE DR E FL 3
                            JACKSONVILLE FL 32246-6484

                            WELLS FARGO BANK NA FBO
                            WF CA LTD TRM TX FR OMNIBUS
Administrator Class         ATTN: MUTUAL FUND OPS                       %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

                            WELLS FARGO BANK NA FBO
                            WF CA LTD TRM TX FR OMNIBUS
                            ATTN: MUTUAL FUND OPS                       %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
CALIFORNIA TAX-FREE
Class A                     NONE                                        NONE

Class B                     NONE                                        NONE
                            MLPF&S
                            FOR THE SOLE BENEFIT OF ITS CUSTOMERS

Class C                     ATTN MUTUAL FUND ADMINISTRATION             %
                            4800 DEER LAKE DR E FL 3
                            JACKSONVILLE FL 32246-6484

                                                                            PERCENTAGE
FUND                        NAME AND ADDRESS                                 OF CLASS
----------------------      -----------------------------------------      -----------
                            WELLS FARGO BANK NA, FBO
                            WELLS FARGO CA TAX-FREE BD FD CL I
Administrator Class         ATTN: MUTUAL FUND OPERATIONS                   %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

                            WELLS FARGO BANK NA, FBO
                            WELLS FARGO CA TAX-FREE BD FD CL I
                            ATTN: MUTUAL FUND OPERATIONS                   %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

                            WELLS FARGO BANK NA, FBO
                            WELLS FARGO CA TAX-FREE BD FD CL I
                            ATTN: MUTUAL FUND OPERATIONS                   %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533
COLORADO TAX-FREE
                            CHARLES SCHWAB & CO INC
                            SPECIAL CUSTODY ACCOUNT
Class A                     EXCLUSIVELY FBO THE CUSTOMERS                  %
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4122

                            WELLS FARGO INVESTMENTS LLC
                            608 SECOND AVENUE SOUTH 8TH FL                 %
                            MINNEAPOLIS MN 55402-1927

                            AMERICAN ENTERPRISE INVESTMENT
                            SERVICES FBO
Class B                     PO BOX 9446                                    %
                            MINNEAPOLIS MN 55440-9446

                            WELLS FARGO BANK NA, FBO
                            COLORADO TAX FREE FUND I
Administrator Class         ATTN: MUTUAL FUND OPS                          %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

                            JONATHAN F SAWYER & LYNN M SAWYER JTWROS
                            7210 EMPIRE DR                                 %
                            BOULDER CO 80303-5004

INTERMEDIATE TAX-FREE

                            CHARLES SCHWAB & CO INC
                            SPECIAL CUSTODY ACCOUNT
                            FOR EXCLUSIVE BENEFIT OF CUSTOMERS
Investor Class              ATTN: MUTUAL FUNDS                             %
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4122

                            WELLS FARGO FUNDS MANAGEMENT LLC
                            EXCLUSIVE BENEFIT OF ITS CUSTOMERS
                            STRONG ADVISOR PROGRAM                         %
                            525 MARKET ST, MAC# A0103-122
                            SAN FRANCISCO CA 94105-2708

                            NFS LLC FEBO SKYWEST INC
                            ATTN: MIKE KRAUPP                              %
                            444 S RIVER RD ST
                            GEORGE UT 84790-2085

                                                                          PERCENTAGE
FUND                        NAME AND ADDRESS                               OF CLASS
----------------------      ---------------------------------------      -----------
MINNESOTA TAX-FREE
                            CHARLES SCHWAB & CO INC
                            SPECIAL CUSTODY ACCOUNT
Class A                     EXCLUSIVELY FBO THE CUSTOMERS                %
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4122

                            AMERICAN ENTERPRISE INVESTMENT
                            SERVICES FBO                                 %
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446

Class B                     NONE                                         NONE

                            WELLS FARGO INVESTMENTS LLC
Class C                     625 MARQUETTE AVE S 13TH FLOOR               %
                            MINNEAPOLIS MN 55402-2308

                            AMERICAN ENTERPRISE INVESTMENT
                            SERVICES FBO                                 %
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446

                            WELLS FARGO INVESTMENTS LLC
                            625 MARQUETTE AVE S 13TH FLOOR               %
                            MINNEAPOLIS MN 55402-2308

                            WELLS FARGO INVESTMENTS LLC
                            625 MARQUETTE AVE S 13TH FLOOR               %
                            MINNEAPOLIS MN 55402-2308

                            PERSHING LLC
                            PO BOX 2052                                  %
                            JERSEY CITY NJ 07303-2052

                            WELLS FARGO INVESTMENTS LLC
                            625 MARQUETTE AVE S 13TH FLOOR               %
                            MINNEAPOLIS MN 55402-2308

                            WELLS FARGO INVESTMENTS LLC
                            625 MARQUETTE AVE S 13TH FLOOR               %
                            MINNEAPOLIS MN 55402-2308

                            LEON J GRAHN & PATRICIA H GRAHN JTWROS
                            6520 12TH AVE S                              %
                            MINNEAPOLIS MN 55423-1714

                            KENNETH D ALLEN & SUSAN B ALLEN JTWROS
Class Z                     23040 STRATFORD PL                           %
                            EXCELSIOR MN 55331-3261

                            WELLS FARGO INVESTMENTS LLC
                            625 MARQUETTE AVE S 13TH FLOOR               %
                            MINNEAPOLIS MN 55402-2308

                            MICHAEL R BENDEL-STENZEL &
                            ELLEN M BENDEL-STENZEL JTWROS                %
                            3617 W 55TH ST
                            EDINA MN 55410-2308

                            WELLS FARGO BANK NA, FBO
                            MINNESOTA TAX FREE I
Administrator Class         ATTN: MUTUAL FUND OPS                        %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

                                                                          PERCENTAGE
FUND                        NAME AND ADDRESS                               OF CLASS
----------------------      ---------------------------------------      -----------
                            WELLS FARGO BANK NA, FBO
                            MINNESOTA TAX FREE I
                            ATTN: MUTUAL FUND OPS                        %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

                            WELLS FARGO BANK NA, FBO
                            MINNESOTA TAX FREE I
                            ATTN: MUTUAL FUND OPS                        %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

MUNICIPAL BOND

Class A                     NONE                                         NONE

Class B                     NONE                                         NONE

                            MERRILL LYNCH PIERCE FENNER &
                            SMITH
Class C                     FOR THE SOLE BENEFIT OF ITS CUSTOMERS        %
                            4800 DEERLAKE DR EAST 2ND FL
                            JACKSONVILLE FL 32246-6484

                            PERSHING LLC
                            PO BOX 2052                                  %
                            JERSEY CITY NJ 07303-2052

                            NFS LLC
                            FEBO LEE FAMILY TRUST WOON                   %
                            S LEE DOGWOOD LN
                            ALPINE NJ 07620

                            FIRST CLEARING LLC
                            DR. MILES E NUDDLEMAN &
                            PATRICIA ANN NUDDLEMAN                       %
                            1825 STERLING PL
                            LIVERMORE CA 94550-6011

                            PERSHING LLC
                            PO BOX 2052                                  %
                            JERSEY CITY NJ 07303-2052

                            SUSANA FONTICOBA
                            10 RIDGE DR EAST                             %
                            HANOVER NJ 07936-3411

Administrator Class         NONE                                         NONE

                            CHARLES SCHWAB & CO INC
                            SPECIAL CUSTODY ACCOUNT
Investor Class              FOR EXCLUSIVE BENEFIT OF CUSTOMERS           %
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4122

                            NORTHWESTERN UNIVERSITY TR
                            GEORGE WILLIAM TARRY TRUST
                            U/A DTD 06/07/76 AMD 09/23/92                %
                            1800 SHERMAN AVE STE 400
                            EVANSTON IL 60201-3788

                                                       PERCENTAGE
FUND            NAME AND ADDRESS                        OF CLASS
----------      --------------------------------      -----------
NATIONAL LIMITED-TERM TAX-FREE

                CHARLES SCHWAB & CO INC
                SPECIAL CUSTODY ACCOUNT
Class A         EXCLUSIVELY FBO THE CUSTOMERS         %
                101 MONTGOMERY ST
                SAN FRANCISCO CA 94104-4122

                WELLS FARGO INVESTMENTS LLC
                608 SECOND AVENUE SOUTH 8TH FL        %
                MINNEAPOLIS MN 55402-1916

                WELLS FARGO INVESTMENTS LLC
                608 SECOND AVENUE SOUTH 8TH FL        %
                MINNEAPOLIS MN 55402-1916

                WELLS FARGO INVESTMENTS LLC
                608 SECOND AVENUE SOUTH 8TH FL        %
                MINNEAPOLIS MN 55402-1916

                WELLS FARGO INVESTMENTS LLC
                608 SECOND AVENUE SOUTH 8TH FL        %
                MINNEAPOLIS MN 55402-1916

                WELLS FARGO INVESTMENTS LLC
                625 MARQUETTE AVE 2 13TH FLOOR        %
                MINNEAPOLIS MN 55402-2308

                WELLS FARGO INVESTMENTS LLC
                608 SECOND AVENUE SOUTH 8TH FL        %
                MINNEAPOLIS MN 55402-1916

                WELLS FARGO INVESTMENTS LLC
                608 SECOND AVENUE SOUTH 8TH FL        %
                MINNEAPOLIS MN 55402-1916

                WELLS FARGO INVESTMENTS LLC
 Class B        608 SECOND AVENUE SOUTH 8TH FL        %
                MINNEAPOLIS MN 55402-1916

                WELLS FARGO INVESTMENTS LLC
                608 SECOND AVENUE SOUTH 8TH FL        %
                MINNEAPOLIS MN 55402-1916

                WELLS FARGO INVESTMENTS LLC
                608 SECOND AVENUE SOUTH 8TH FL        %
                MINNEAPOLIS MN 55402-1916

                WELLS FARGO INVESTMENTS LLC
                608 SECOND AVENUE SOUTH 8TH FL        %
                MINNEAPOLIS MN 55402-1916

                WELLS FARGO INVESTMENTS LLC
                608 SECOND AVENUE SOUTH 8TH FL        %
                MINNEAPOLIS MN 55402-1916

                WELLS FARGO INVESTMENTS LLC
                608 SECOND AVENUE SOUTH 8TH FL        %
                MINNEAPOLIS MN 55402-1916

                WELLS FARGO INVESTMENTS LLC
Class C         608 SECOND AVENUE SOUTH 8TH FL        %
                MINNEAPOLIS MN 55402-1916

                WELLS FARGO INVESTMENTS LLC
                608 SECOND AVENUE SOUTH 8TH FL        %
                MINNEAPOLIS MN 55402-1916

                                                                         PERCENTAGE
FUND                        NAME AND ADDRESS                              OF CLASS
----------------------      --------------------------------------      -----------
                            AMERICAN ENTERPRISE INVESTMENT
                            SERVICES FBO                                %
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446

                            WELLS FARGO INVESTMENTS LLC
                            608 SECOND AVENUE SOUTH 8TH FL              %
                            MINNEAPOLIS MN 55402-1916

                            WELLS FARGO BANK NA, FBO
                            LIMITED TERM TAX-FREE FUND I
Administrator Class         ATTN: MUTUAL FUND OPS                       %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

                            WELLS FARGO BANK NA, FBO
                            LIMITED TERM TAX-FREE FUND I
                            ATTN: MUTUAL FUND OPS                       %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

                            WELLS FARGO BANK NA, FBO
                            LIMITED TERM TAX-FREE FUND I
                            ATTN: MUTUAL FUND OPS                       %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

NATIONAL TAX-FREE
                            CHARLES SCHWAB & CO INC
                            SPECIAL CUSTODY ACCOUNT
Class A                     EXCLUSIVELY FBO THE CUSTOMERS               %
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4122

                            AMERICAN ENTERPRISE INVESTMENT
Class B                     SERVICES FBO                                %
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446

                            MLPF&S
                            FOR THE SOLE BENEFIT OF ITS CUSTOMERS
Class C                     ATTN MUTUAL FUND ADMINISTRATION             %
                            4800 DEER LAKE DR E FL 3
                            JACKSONVILLE FL 32246-6484

                            WELLS FARGO INVESTMENTS LLC
                            608 SECOND AVENUE SOUTH 8TH FL              %
                            MINNEAPOLIS MN 55402-1916

                            AMERICAN ENTERPRISE INVESTMENT
                            SERVICES FBO                                %
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446

                            WELLS FARGO BANK NA, FBO
                            TAX FREE INCOME FUND I
Administrator Class         ATTN: MUTUAL FUND OPS                       %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

                            WELLS FARGO BANK NA, FBO
                            TAX FREE INCOME FUND I
                            ATTN: MUTUAL FUND OPS                       %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

                                                                      PERCENTAGE
FUND                        NAME AND ADDRESS                           OF CLASS
----------------------      -----------------------------------      -----------
                            WELLS FARGO BANK NA, FBO
                            TAX FREE INCOME FUND I
                            ATTN: MUTUAL FUND OPS                    %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

NEBRASKA TAX-FREE FUND
                            WELLS FARGO BANK NA, FBO
                            NEBRASKA TAX FREE CL I - CASH/CASH
Administrator Class         ATTN: MUTUAL FUND OPS                    %
                            PO BOX 1533
                            MINNEAPOLIS MN 55480-1533

SHORT-TERM MUNICIPAL BOND

                            MERRILL LYNCH PIERCE FENNER &
                            SMITH INC
Class C                     MERRILL LYNCH FIN DATA SERVICES          %
                            ATTENTION SERVICE TEAM
                            4800 DEER LAKE DR E FL 3
                            JACKSONVILLE FL 32246-6484

                            RAYMOND JAMES & ASSOC INC FBO
                            HOLMES TJ                                %
                            880 CARILLON PKWY ST
                            PETERSBURG FL 33716-1100

                            AMERICAN ENTERPRISE INVESTMENT
                            SERVICES FBO                             %
                            PO BOX 9446
                            MINNEAPOLIS MN 55440-9446

                            CHARLES SCHWAB & CO INC
                            SPECIAL CUSTODY ACCOUNT
Investor Class              FOR EXCLUSIVE BENEFIT OF CUSTOMERS       %
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4122

                            CHARLES SCHWAB & CO INC
                            SPECIAL CUSTODY ACCOUNT
Advisor Class               FOR EXCLUSIVE BENEFIT OF CUSTOMERS       %
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4122

ULTRA SHORT-TERM MUNICIPAL INCOME

                            CHARLES SCHWAB & CO INC
                            SPECIAL CUSTODY ACCOUNT
Advisor Class               FOR EXCLUSIVE BENEFIT OF CUSTOMERS       %
                            ATTN: MUTUAL FUNDS
                            101 MONTGOMERY ST
                            SAN FRANCISCO CA 94104-4122

                            DRAKE & CO FBO
Institutional Class         JOHN MALANDRO C/O SMITH BARNEY           %
                            333 W 34TH ST FL 7
                            NEW YORK NY 10001-2402

                            US NATURAL RESOURCES INC
                            8000 NE PARKWAY DR STE 100               %
                            VANCOUVER WA 98662-6738

                                                                  PERCENTAGE
FUND                   NAME AND ADDRESS                            OF CLASS
-----------------      ------------------------------------      -----------
                       WELLS FARGO BANK NA FBO
                       HOLLO TIBOR - STAM IMA                    %
                       PO BOX 1533
                       MINNEAPOLIS MN 55480-1533

                       NATIONAL FINANCIAL SERVICES CORP
                       FOR EXCLUSIVE BENEFIT OF OUR CUSTOM
                       ATTN MUTUAL FUNDS DEPT                    %
                       5TH FL ONE WORLD FINANCIAL CENTER
                       200 LIBERTY ST
                       NEW YORK NY 10281-1003

                       CHARLES SCHWAB & CO INC
                       SPECIAL CUSTODY ACCOUNT
Investor Class         FOR EXCLUSIVE BENEFIT OF CUSTOMERS        %
                       ATTN: MUTUAL FUNDS
                       101 MONTGOMERY ST
                       SAN FRANCISCO CA 94104-4122

WISCONSIN TAX-FREE
                       AMERICAN ENTERPRISE INVESTMENT
Class C                SVCS FBO                                  %
                       P.O BOX 9446
                       MINNEAPOLIS MN 55440-9446

                       CHARLES SCHWAB & CO INC
                       SPECIAL CUSTODY ACCOUNT
Investor Class         FOR EXCLUSIVE BENEFIT OF CUSTOMERS        %
                       ATTN: MUTUAL FUNDS
                       101 MONTGOMERY ST
                       SAN FRANCISCO CA 94104-4122

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                               OTHER INFORMATION

     The Trust's Registration Statement, including the Prospectuses and SAI for the Funds and the exhibits filed therewith, may be examined at the office of the SEC, located at 100 "F" Street NE, in Washington, D.C., 20549-0102. Statements contained in the Prospectuses or the SAI as to the contents of any contract or other document referred to herein or in the Prospectuses are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     KPMG LLP has been selected as the independent registered public accounting firm for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is 1601 Market Street, Philadelphia, PA 19103.

                             FINANCIAL INFORMATION

     The audited financial statements for the Funds for the fiscal year ended June 30, 2006, are hereby incorporated by reference to the Funds' Annual Report.

                                   APPENDIX

     The ratings of Standard & Poor's ("S&P"), Moody's Investors Services ("Moody's"), Fitch Investor Services ("Fitch"), A.M. Best Company ("Best"), and Dominion Bond Ratings Service, Ltd. ("DBRS") represent their opinion as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Funds, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. The adviser will consider such an event in determining whether the Fund involved should continue to hold the obligation.

     The following is a description of the ratings given by S&P, Fitch, and Moody's to corporate and municipal bonds and corporate and municipal commercial paper.

CORPORATE BONDS
----------------

  S&P
  ---

        S&P rates the long-term debt obligations issued by various entities in categories ranging from "AAA" to "D," according to quality, as described below. The first four ratings denote investment-grade securities.

        AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

        AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

        A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

        BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

        BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

        B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

        CCC - Debt CCC is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet timely interest and principal payments. Plus (+) or minus(-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

        CC - Debt rated CC is currently highly vulnerable to nonpayment. Debt rated CC is subordinate to senior debt rated CCC.

        C - Debt rated C is currently highly vulnerable to nonpayment. Debt rated C is subordinate to senior debt rated CCC-. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. Debt rated C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

        D - Debt rated D is currently in default, where payment of interest and/or repayment of principal is in arrears.

     MOODY'S
     -------

     Moody's rates the long-term debt obligations issued by various entities in categories ranging from "Aaa" to "C," according to quality, as described below. The first four denote investment-grade securities.

        Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk, and interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such bonds comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A - Bonds rated A possess many favorable investment attributes and are to be considered upper to medium investment-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa - Bonds rated Baa are considered medium-grade (and still investment-grade) obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B - Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa - Bonds rated Caa are of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca - Bonds rated Ca are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

        C - Bonds rated C are the lowest rated class of bonds. Such bonds can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers (1, 2 and 3) to rating categories. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, A1 or Baal, respectively.

     FITCH
     -----

     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

     AAA(xxx) - 'AAA' national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

     AA(xxx) - 'AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

     A(xxx) - 'A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

     BBB(xxx) - 'BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment.

     BB(xxx) - 'BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to dome degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

     B(xxx) - 'B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payment is contingent upon a sustained, favorable business and economic environment.

     CCC(xxx), CC(xxx), C(xxx) - These categories of national ratings denote an extremely week credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

     DDD(xxx), DD(xxx), D(xxx) - These categories of national ratings are assigned to entities or financial commitments which are currently in default.

  SHORT-TERM ISSUE CREDIT RATINGS (INCLUDING COMMERCIAL PAPER)
  ------------------------------------------------------------

        S&P:
        ----

        A-1 - Debt rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

        A-2 - Debt rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

        A-3 - Debt rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        B - Debt rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        C - Debt rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

        D - Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        MOODY'S:
        --------

        Prime-1: Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations.

        Prime-2: Issuers rated Prime-2 have a strong ability to repay senior short-term debt obligations, but earnings trends, while sound, will be subject to more variation.

        Prime-3: Issuers rated Prime-3 have acceptable credit quality and an adequate capacity for timely payment of short-term deposit obligations.

        Not Prime: Issuers rated Not Prime have questionable to poor credit quality and an uncertain capacity for timely payment of short-term deposit obligations.

     FITCH
     -----

     National Long-Term Credit Ratings. A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, below.

     F1(xxx) - Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the"best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong , a "+" is added to the assigned rating.

     F2(xxx) - Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

     F3(xxx) - Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

     B(xxx) - Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

     C(xxx) - Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

     D(xxx) - Indicates actual or imminent payment default.

     Note to National Short-Term ratings: In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

                            WELLS FARGO FUNDS TRUST
                         FILE NOS. 333-74295; 811-09253

                                     PART C
                               OTHER INFORMATION

Item 23. Exhibits.
         --------

            EXHIBIT
             NUMBER                  DESCRIPTION
--------------------------------     ---------------------------------------------------------------------------------------
(a)                             -   Amended and Restated Declaration of Trust, incorporated by reference to Post-Effective
                                    Amendment No. 83, filed April 11, 2005.

(b)                             -   Not Applicable.

(c)                             -   Not Applicable.

(d)       (1)            (i)    -   Investment Advisory Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005; Schedule A, incorporated by reference to Post-Effective Amendment No.93, filed June 26, 2006.

                        (ii)    -   Amended and Restated Fee and Expense Agreement between Wells Fargo Funds Trust,
                                    Wells Fargo Master Trust and Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Schedule A, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

          (2)            (i)    -   Not Applicable.

                        (ii)    -   Investment Sub-Advisory Agreement with Galliard Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001;
                                    Schedule A, incorporated by reference to Post-Effective Amendment No. 87, filed
                                    November 1, 2005; Appendix A, incorporated by reference to Post-Effective Amendment
                                    No. 93, filed June 26, 2006.

                       (iii)    -   Investment Sub-Advisory Agreement with Peregrine Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001;
                                    Schedule A, incorporated by reference to Post-Effective Amendment No. 87, filed
                                    November 1, 2005; Appendix A, incorporated by reference to Post-Effective Amendment
                                    No. 93, filed June 26, 2006.

                        (iv)    -   Investment Sub-Advisory Agreement with Schroder Investment Management North
                                    America Inc., incorporated by reference to Post-Effective Amendment No. 20, filed May
                                    1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

                         (v)    -   Investment Sub-Advisory Agreement with Smith Asset Management Group, L.P., incorporated by reference to Post-Effective Amendment No. 49, filed November 1, 2002;
                                    Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No.
                                    87, filed November 1, 2005.

                        (vi)    -   Investment Sub-Advisory Agreement with Wells Capital Management Incorporated, incorporated by reference to Post-Effective Amendment No. 22, filed June 15, 2001;
                                    Schedule A, and Appendix A, incorporated by reference to Post-Effective Amendment No.
                                    92, filed May 1, 2006.

                       (vii)    -   Investment Sub-Advisory Agreement with RCM Capital Management, LLC (formerly
                                    Dresdner RCM Global Investors, LLC), incorporated by reference to Post-Effective
                                    Amendment No. 32, filed February 8, 2002; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.

                      (viii)    -   Not Applicable.

                        (ix)    -   Investment Sub-Advisory Agreement with Cadence Capital Management, incorporated by reference to Post-Effective Amendment No. 26, filed September 12, 2001; Appendix A, incorporated by reference to Post-Effective Amendment No. 96, filed July 31, 2006.

                                   Investment Sub-Advisory Agreement with Sutter Advisors LLC, incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003; Appendix A, incorporated by
                    (x)        -   reference to Post-Effective Amendment No. 96, filed July 31, 2006.

                    (xi)       -   Investment Sub-Advisory Agreement with Systematic Financial Management, L.P., incorporated by reference to Post-Effective Amendment No. 66, filed October 1, 2003;
                                   Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No.
                                   88, filed December 1, 2005.

                    (xii)      -   Investment Sub-Advisory Agreement with LSV Asset Management, incorporated by reference to Post-Effective Amendment No. 69, filed January 30, 2004; Appendix A, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

                    (xiii)     -   Investment Sub-Advisory Agreement with Cooke & Bieler, L.P., incorporated by reference to Post-Effective Amendment No. 74, filed July 26, 2004; Appendix A and Schedule A, incoporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005.

                    (xiv)      -   Investment Sub-Advisory Agreement with Artisan Partners Limited Partnership, incorporated by reference to Post-Effective Amendment No. 82, filed March 1, 2005;
                                   Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No.
                                   88, filed December 1, 2005.

                    (xv)       -   Investment Sub-Advisory Agreement with LSV Asset Management, incorporated by reference to Post-Effective Amendment No. 82, filed March 1, 2005.

                    (xvi)      -   Investment Sub-Advisory Agreement with New Star Institutional Managers Limited, incorporated by reference to Post-Effective Amendment No. 92, filed May 1, 2006.

                    (xvii)     -   Investment Sub-Advisory Agreement with Matrix Asset Advisors, Inc., incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.

(e)                            -   Distribution Agreement with Wells Fargo Funds Distributor, LLC, incorporated by reference to Post-Effective Amendment No. 84, filed July 1, 2005; Schedule I, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

(f)                            -   Not Applicable.

(g)     (1)                    -   Not Applicable.

        (2)                    -   Amended and Restated Custody Agreement with Wells Fargo Bank, N.A. incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005; Appendix A, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

                   (i)         -   Delegation Agreement (17f-5) with Wells Fargo Bank, N.A., incorporated by reference to
                                   Post-Effective Amendment No. 93, filed June 26, 2006.

        (3)                    -   Amended and Restated Securities Lending Agreement by and among Wells Fargo Funds
                                   Trust, Wells Fargo Funds Management, LLC and Wells Fargo Bank, N.A., incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005; Exhibit A incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

        (4)                    -   Not Applicable.

(h)     (1)                    -   Administration Agreement with Wells Fargo Funds Management, LLC, incorporated by reference to Post-Effective Amendment No. 65, filed August 15, 2003; Appendix A incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

        (2)                    -   Accounting Services Agreement with PFPC Inc., along with Amended and Restated Letter
                                   Agreement, incorporated by reference to Post-Effective Amendment No. 83, filed April
                                   11, 2005; Amendment, incorporated by reference to Post-Effective Amendment No. 88, filed December 1, 2005; Appendix A, incorporated by reference to Post-Effective
                                   Amendment No. 92, filed May 1, 2006.

        (3)                    -   Transfer Agency and Service Agreement with Boston Financial Data Services, Inc., incorporated by reference to Post-Effective Amendment No. 92, filed May 1, 2006;
                                   Schedule A, incorporated by reference to Post-Effective Amendment No. 93, filed June
                                   26, 2006.

                    Shareholder Servicing Plan, incorporated by reference to Post-Effective Amendment No.
                    16, filed October 30, 2000; Appendix A, incorporated by reference to Post-Effective
         (4)    -   Amendment No. 93, filed June 26, 2006.

         (5)    -   Shareholder Servicing Agreement, incorporated by reference to Post-Effective Amendment
                    No. 8, filed December 17, 1999.

(i)      (1)    -   Legal Opinion, incorporated by reference to Post-Effective Amendment No. 83, filed
                    April 11, 2005.

         (2)    -   Legal Opinion, to be filed.
(j)      (A)    -   Consent of Independent Auditors, to be filed.

(j)      (1)    -   Not Applicable.

         (2)    -   Not Applicable.

         (3)    -   Not Applicable.

         (4)    -   Power of Attorney, Thomas S. Goho, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.

         (5)    -   Power of Attorney, Peter G. Gordon, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.

         (6)    -   Not Applicable.

         (7)    -   Power of Attorney, Richard M. Leach, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.

         (8)    -   Power of Attorney, J. Tucker Morse, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.

         (9)    -   Power of Attorney, Timothy J. Penny, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.

        (10)    -   Power of Attorney, Donald C. Willeke, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.

        (11)    -   Not Applicable.

        (12)    -   Power of Attorney, Karla M. Rabusch, incorporated by reference to Post-Effective
                    Amendment No. 72, filed June 30, 2004.

        (13)    -   Not Applicable.

        (14)    -   Not Applicable.

        (15)    -   Power of Attorney, Olivia S. Mitchell, incorporated by reference to Post-Effective
                    Amendment No. 90, filed March 1, 2006.

        (16)    -   Power of Attorney, A. Erdem Cimen, incorporated by reference to Post-Effective
                    Amendment No. 92, filed May 1, 2006.

(k)             -   Not Applicable.

(l)             -   Not Applicable.

(m)             -   Rule 12b-1 Plan, incorporated by reference to Post-Effective Amendment No. 87, filed
                    November 1, 2005; Appendix A, incorporated by reference to Post-Effective Amendment
                    No. 93, filed June 26, 2006.

(n)             -   Rule 18f-3 Plan, incorporated by reference to Post-Effective Amendment No. 83, filed
                    April 11, 2005; Appendix A and B, incorporated by reference to Post-Effective
                    Amendment No. 93, filed June 26, 2006.

(o)             -   Not Applicable.

(p)      (1)    -   Joint Code of Ethics for Funds Trust, Master Trust and Variable Trust, incorporated by reference to Post- Effective Amendment No. 93, filed June 26, 2006.

            Joint Code of Ethics for Wells Fargo Funds Management, LLC and Wells Fargo Funds
            Distributor, LLC, incorporated by reference to Post-Effective Amendment No. 93, filed
 (2)    -   June 26, 2006.

 (3)    -   Not Applicable.

 (4)    -   RCM Capital Management, LLC (formerly Dresdner RCM Global Investors, LLC) Code of Ethics, incorporated by reference to Post-Effective Amendment No. 93, filed June 26,
            2006.

 (5)    -   Galliard Capital Management, Inc. Code of Ethics, incorporated by reference to Post-
            Effective Amendment No. 87, filed November 1, 2005.

 (6)    -   Peregrine Capital Management, Inc. Code of Ethics, incorporated by reference to Post-
            Effective Amendment No. 93, filed June 26, 2006.

 (7)    -   Schroder Investment Management North America Inc. Code of Ethics, incorporated by reference to Post-Effective Amendment No. 87, filed November 1, 2005.

 (8)    -   Smith Asset Management Group, L.P. Code of Ethics, incorporated by reference to Post-
            Effective Amendment No. 93, filed June 26, 2006.

 (9)    -   Wells Capital Management Incorporated Code of Ethics, incorporated by reference to
            Post-Effective Amendment No. 93, filed June 26, 2006.

(10)    -   Not Applicable.

(11)    -   Not Applicable.

(12)    -   Not Applicable.

(13)    -   Systematic Financial Management, L.P. Code of Ethics, incorporated by reference to Post-
            Effective Amendment No. 87, filed November 1, 2005.

(14)    -   LSV Asset Management Code of Ethics and Personal Trading Policy, incorporated by reference to Post-Effective Amendment No. 93, filed June 26, 2006.

(15)    -   Cooke & Bieler, L.P. Code of Ethics, incorporated by reference to Post-Effective
            Amendment No. 87, filed November 1, 2005.

(16)    -   Artisan Partners Limited Partnership Code of Ethics, incorporated by reference to Post-
            Effective Amendment No. 93, filed June 26, 2006.

(17)    -   New Star Institutional Managers Limited Code of Ethics, incorporated by reference to
            Post-Effective Amendment No. 93, filed June 26, 2006.

(18)    -   Matrix Asset Advisors, Inc. Code of Ethics, incorporated by reference to Post-Effective
            Amendment No. 87, filed November 1, 2005.

Item 24. Persons Controlled by or Under Common Control with the Fund.
         -----------------------------------------------------------

     Registrant believes that no person is controlled by or under common control with Registrant.

Item 25. Indemnification.
         ---------------

     Article IX of the Registrant's Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant's Trustees, officers, employees, agents and holders of beneficial interests in the Trust. In addition, the Trustees are empowered under Section
3.9 of the Registrant's Declaration of Trust to obtain such insurance policies as they deem necessary.

Item 26. Business and Other Connections of Investment Adviser.
         ----------------------------------------------------

     (a) Effective March 1, 2001, Wells Fargo Funds Management, LLC ("Funds Management") assumed investment advisory responsibilities for each of the Funds. For providing these services, Funds Management is entitled to receive fees at the same annual rates as were applicable under the advisory contract with Wells Fargo Bank, N.A. ("Wells Fargo Bank"). Funds Management, an indirect, wholly owned subsidiary of Wells Fargo & Company, was created to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank in early 2001.

     To the knowledge of Registrant, none of the directors or officers of Funds Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that they also hold various positions with and engage in business for Wells Fargo Bank.

     (b) Global Index Advisors, Inc. ("Global Index Advisors" or "GIA"), serves as a sub-adviser to various Funds of Wells Fargo Funds Trust (the "Trust") and as adviser or sub-adviser to certain other open-end management investment companies. The descriptions of GIA in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of GIA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (c) Wells Capital Management Incorporated ("Wells Capital Management"), an affiliate of Funds Management, serves as sub-adviser to various Funds of the Trust. The descriptions of Wells Capital Management in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Wells Capital Management is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (d) Peregrine Capital Management, Inc. ("Peregrine"), an indirect, wholly owned subsidiary of Wells Fargo & Company, serves as sub-adviser to various Funds of the Trust. The descriptions of Peregrine in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Peregrine is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (e) Schroder Investment Management North America Inc. ("Schroder"), serves as sub-adviser to the Small Cap Opportunities Fund of the Trust. The descriptions of Schroder in Parts A and B of the Registration Statement are incorporated by reference herein. Schroder Capital Management International Limited ("Schroder Ltd.") is a United Kingdom affiliate of Schroder which provides investment management services to international clients located principally in the United States. Schroder Ltd. and Schroder p.l.c. are located at 31 Gresham St., London ECZV 7QA, United Kingdom. To the knowledge of the Registrant, none of the directors or officers of Schroder is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (f) Galliard Capital Management, Inc. ("Galliard"), an indirect, wholly owned subsidiary of Wells Fargo & Company serves as sub-adviser to various Funds of the Trust. The descriptions of Galliard in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Galliard is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (g) Smith Asset Management Group, L.P. ("Smith"), in which Wells Fargo Bank maintains an indirect, minority-ownership interest, serves as sub-adviser to various Funds of the Trust. The descriptions of Smith in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of this sub-adviser is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (h) RCM Capital Management, LLC (formerly Dresdner RCM Global Investors,
LLC) ("RCM"), a wholly owned subsidiary of RCM US Holdings LLC, serves as sub-adviser for the Specialized Technology Fund and Specialized Health Sciences Fund of the Trust. The descriptions of RCM in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of RCM is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (i) Cadence Capital Management ("Cadence") serves as sub-adviser for the Large Cap Appreciation Portfolio of Wells Fargo Master Trust ("Master Trust") in which several Funds of the Trust invest. The descriptions of Cadence in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Cadence is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

     (j) Sutter Advisors LLC ("Sutter") serves as the sub-adviser to the High Yield Bond Fund of the Trust. The descriptions of Sutter in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Sutter is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (k) Systematic Financial Management, L.P. ("Systematic") serves as sub-adviser to the Large Cap Value Portfolio of Master Trust in which several Funds of the Trust invest. The descriptions of Systematic in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Systematic is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (l) LSV Asset Management ("LSV") serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of LSV in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of LSV is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (m) Cooke & Bieler, L.P. ("Cooke & Bieler") serves as sub-adviser for the Wells Fargo C&B Mid Cap Value Fund and Wells Fargo C&B Tax-Managed Value Fund of the Trust and for the C&B Large Cap Value Portfolio of Master Trust in which the C&B Large Cap Value Fund invests. The descriptions of Cooke & Bieler in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Cooke & Bieler is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (n) Artisan Partners Limited Partnership ("Artisan") serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of Artisan in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of Artisan is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (o) New Star Institutional Managers Limited ("New Star") serves as co-sub-adviser for the International Equity Fund of the Trust. The descriptions of New Star in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or officers of New Star is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.

     (p) Matrix Asset Advisors, Inc. ("Matrix") serves as Sub-Adviser for the Growth and Income Fund and Large Company Core Fund of the Trust. The descriptions

Item 27. Principal Underwriters.
         ----------------------

     (a) Wells Fargo Funds Distributor, LLC ("Funds Distributor"), distributor for the Registrant, also acts as principal underwriter for Wells Fargo Variable Trust and Wells Fargo Funds Trust, and is the exclusive placement agent for Wells Fargo Master Trust, all of which are registered open-end management investment companies.

     (b) The following table provides information for each director and officer of Wells Fargo Funds Distributor, LLC.

(1)                                                (2)                            (3)
NAME AND PRINCIPAL BUSINESS             POSITIONS AND OFFICES WITH     POSITIONS AND OFFICES WITH
ADDRESS                                        UNDERWRITER                        FUND
----------------------------------- --------------------------------- ---------------------------
Cara Peck                           Director, President & Secretary   None
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105

Kevin J. Scott                      Financial Operations Officer      None
Wells Fargo Funds Management, LLC    (FINOP)
100 Heritage Reserve
Menomonee Falls, WI 53051

Dorothy A. Peters                   Chief Compliance Officer          Chief Compliance Officer
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105
Steven R. Schneider                 Compliance Officer and            None
Wells Fargo Funds Management, LLC   Anti-Money Laudering Officer
100 Heritage Reserve
Menomonee Falls, WI 53051

(1)                                             (2)                         (3)
NAME AND PRINCIPAL BUSINESS         POSITIONS AND OFFICES WITH   POSITIONS AND OFFICES WITH
ADDRESS                                     UNDERWRITER                     FUND
---------------------------------- ---------------------------- ---------------------------
Carol A. Jones Lorts               Director                     None
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105

Mathew H. Lobas                    Director                     None
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, CA 94105

     (c) Not Applicable.

Item 28. Location of Accounts and Records.
         --------------------------------

     (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Wells Fargo Funds Management, LLC, 525 Market Street, 12th Floor, San Francisco, CA 94105.

     (b) Wells Fargo Funds Management, LLC maintains all Records relating to its services as investment adviser and administrator at 525 Market Street, 12th Floor, San Francisco, CA 94105.

     (c) Boston Financial Data Services, Inc. maintains all Records relating to its services as transfer agent at Two Heritage Drive, Quincy, Massachusetts 02171.

     (d) Global Index Advisors maintains all Records relating to their services as sub-adviser at 2964 Peachtree Road, Suite 542, Atlanta, Georgia 30305.

     (e) Wells Fargo Funds Distributor, LLC maintains all Records relating to its services as distributor at 525 Market Street, 12th Floor, San Francisco, CA 94105.

     (f) Wells Fargo Bank, N.A. (formerly Wells Fargo Bank Minnesota, N.A.) maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, Minnesota 55479-0040.

     (g) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-adviser at 525 Market Street, 10th Floor, San Francisco, California 94105.

     (h) Peregrine Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 1850, Minneapolis, Minnesota 55402.

     (i) Galliard Capital Management, Inc. maintains all Records relating to its services as investment sub-adviser at 800 LaSalle Avenue, Suite 2060, Minneapolis, Minnesota 55402.

     (j) Smith Asset Management Group, L.P. maintains all Records relating to its services as investment sub-adviser at 200 Crescent Court, Suite 850, Dallas, Texas 75201.

     (k) Schroder Investment Management North America Inc. maintains all Records relating to its services as investment sub-adviser at 875 Third Avenue, 22nd Floor, New York, New York 10022.

     (l) RCM Capital Management, LLC (formerly Dresdner RCM Global Investors,
LLC) maintains all Records relating to its services as investment sub-adviser at Four Embarcadero Center, San Francisco, California 94111.

     (m) Systematic Financial Management, L.P. maintains all Records relating to its services as investment sub-adviser at 300 Frank W. Burr Boulevard, Glenpointe East, 7th Floor, Teaneck, New Jersey 07666.

     (n) LSV Asset Management maintains all Records relating to its services as investment sub-adviser at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

     (o) Cooke & Bieler, L.P. maintains all Records relating to its services as investment sub-adviser at 1700 Market Street, Philadelphia, Pennsylvania 19103.

     (p) Artisan Partners Limited Partnership maintains all Records relating to its services as investment sub-adviser at 875 East Wisconsin Avenue, Suite 800, Milwaukee, WI 53202.

     (q) New Star Institutional Managers Limited maintains all Records relating to its services as investment sub-adviser at 1 Knightsbridge Green, London, SW1X 7NE, England.

     (r) Matrix Asset Advisors, Inc. maintains all Records relating to its services as investment sub-adviser at 747 Third Avenue, 31st Floor, New York, New York 10017.

Item 29. Management Services.
         -------------------

     Other than as set forth under the captions "Organization and Management of the Funds" in the Prospectuses constituting Part A of this Registration Statement and "Management" in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30. Undertakings. Not Applicable.
         ------------

                                  SIGNATURES
                                   ---------
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement on Form N-1A, pursuant to Rule 485(a)(1) under the Securities Act of 1933, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 18th day of August, 2006.

                                WELLS FARGO FUNDS TRUST

                                By:   /s/ Carol J. Lorts
                                      --------------------
                                      Carol J. Lorts
                                      Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 97 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE                           TITLE                          DATE
----------------------------------- ------------------------------ ----------
                  *                 Trustee
---------------------------------
Thomas S. Goho

                  *                 Trustee
---------------------------------
Peter G. Gordon

                  *                 Trustee
---------------------------------
Richard M. Leach

                  *                 Trustee
---------------------------------
J. Tucker Morse

                  *                 Trustee
---------------------------------
Olivia S. Mitchell

                  *                 Trustee
---------------------------------
Timothy J. Penny

                  *                 Trustee
---------------------------------
Donald C. Willeke

                  *                 President
---------------------------------   (Principal Executive Officer)
Karla M. Rabusch

                  *                 Treasurer                      8/18/2006
---------------------------------   (Principal Financial Officer)
A. Erdem Cimen

* By:   /s/ Carol J. Lorts
        --------------------
        Carol J. Lorts
        As Attorney-in-Fact
        August 18, 2006

                            WELLS FARGO FUNDS TRUST
                         FILE NOS. 333-74295; 811-09253

                                 EXHIBIT INDEX

EXHIBIT
NUMBER   DESCRIPTION
-------- ------------
None